                                                      REGISTRATION NOS. 33-19836

                                                                        811-5457

    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 2001.

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM N-4

                            ------------------------

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [ ]
                          PRE-EFFECTIVE AMENDMENT NO.                        [ ]
                        POST-EFFECTIVE AMENDMENT NO. 20                      [X]
                             REGISTRATION STATEMENT                          [ ]
                    UNDER THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 20                             [X]
                        (CHECK APPROPRIATE BOX OR BOXES)

                            ------------------------

                             Keynote Series Account
                           (EXACT NAME OF REGISTRANT)

                          MONY LIFE INSURANCE COMPANY
                              (NAME OF DEPOSITOR)

                                 1740 Broadway
                            New York, New York 10577
             (ADDRESS AND DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)
                                 (212) 708-2000
              (DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                            ------------------------

                             FREDERICK C. TEDESCHI
                 VICE PRESIDENT AND CHIEF COUNSEL -- OPERATIONS
                          MONY LIFE INSURANCE COMPANY
                                 1740 Broadway
                            New York, New York 10019
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)
                 Approximate date of proposed public offering:


     It is proposed that this filing will become effective on May 1, 2001 pursuant to paragraph (b) of Rule 485.



     Diversified Investors Portfolios has also executed this Post-Effective Amendment No. 20 to Registration Statement.

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

                                    KEYNOTE
                                 SERIES ACCOUNT
                                  ("KEYNOTE")
                        GROUP VARIABLE ANNUITY CONTRACTS
            SECTIONS 401(a), 401(k), 403(b), 408(IRA), 457 AND NQDC

                                   ISSUED BY

                      MONY LIFE INSURANCE COMPANY("MONY")
            1740 BROADWAY, NEW YORK, NEW YORK 10019; (914) 697-8000

    MONY Life Insurance Company was organized as a mutual life insurance company under the laws of the State of New York in 1842 under the name The Mutual Life Insurance Company of New York. In 1998 MONY converted to a stock company through demutualization and was renamed MONY Life Insurance Company ("MONY"). The demutualization did not have any material effect on the Group Variable Annuity Contracts.

    The Group Variable Annuity Contracts ("Contracts") described in this Prospectus are designed and offered as funding vehicles for retirement plans maintained by state educational organizations, certain tax-exempt organizations, IRA Contractholders, taxed organizations in the case of the Section 401(a) and/or Section 401(k) Contracts and corporate nonqualified deferred compensation contracts ("NQDC"). The Section 401(k) Contract will fund the benefits for tax qualified pension and profit-sharing plans from employee contributions of such organizations and employer contributions, if any. The Section 403(b) Contract will purchase tax-deferred annuities for the employees of these same organizations. The Section 457 Contract will provide deferred compensation eligible for deferred tax treatment. The Section 401(a) Contract will fund benefits for tax-qualified pension and profit-sharing plans of such organizations as well as taxed subsidiaries of such organizations and stand-alone taxed organizations. The Section 408 (Individual Retirement Account ("IRA")) Contract is a Group Variable Annuity Contract which will provide for on-going or rollover contributions, from employees of tax-exempt or taxed organizations and from members and employees of associations. The NQDC Contract will provide deferred compensation eligible for deferred tax treatment to employees of taxed organizations. Section references are to the Internal Revenue Code of 1986, as amended.

    Insofar as possible, the provisions of the Contracts are identical, and the information provided in this Prospectus is generally applicable to all Contracts. However, whenever statutory or administrative considerations require significant differences among the Contracts, such differences are explained separately for each.

    Purchase Payments under the Contracts are allocated to a segregated investment account of MONY Life Insurance Company ("MONY"), which account has been designated Keynote. Purchase Payments directed to Keynote may be allocated among such of the Subaccounts in Keynote as are made available under the Contracts. The assets in each Subaccount are invested in a series of Diversified Investors Portfolios or in the Calvert Social Balanced Portfolio ("Calvert Series") at their net asset value. (See "Diversified Investors Portfolios" at page 13 and Calvert Series at page 12.) The six currently available Series of Diversified Investors Portfolios are the Money Market Series, Intermediate Government Bond Series, Core Bond Series (formerly Government/Corporate Bond Series), Balanced Series, Value & Income Series, formerly Equity Income and Equity Growth Series. The Calvert Series is an actively managed, diversified portfolio of common and preferred stocks, bonds, and money market instruments which offer income and capital growth opportunity and which satisfy the social concern criteria established by the Calvert Series. A copy of the Calvert Series Prospectus appears at the end of this Keynote Prospectus.

    KEYNOTE SUBACCOUNTS WHICH INVEST IN DIVERSIFIED INVESTORS PORTFOLIOS DO SO UNDER A CORE/FEEDER ARRANGEMENT. UNLIKE OTHER FUNDING VEHICLES INTO WHICH PURCHASE PAYMENTS MAY BE INVESTED THROUGH VARIABLE ANNUITY CONTRACTS ISSUED BY INSURANCE COMPANIES, DIVERSIFIED INVESTORS PORTFOLIOS OFFERS ITS INTERESTS FOR SALE TO OTHER TYPES OF COLLECTIVE INVESTMENT VEHICLES IN ADDITION TO INSURANCE COMPANY SEPARATE ACCOUNTS REGISTERED AS INVESTMENT COMPANIES UNDER THE INVESTMENT COMPANY ACT OF 1940. SUCH INVESTORS MAY INCLUDE MUTUAL FUNDS, BANK COLLECTIVE TRUSTS AND UNREGISTERED INSURANCE COMPANY SEPARATE ACCOUNTS. SEE "DIVERSIFIED INVESTORS PORTFOLIOS -- CORE/FEEDER STRUCTURE" ON PAGE 31 HEREIN.

    The value of the Accumulation Accounts maintained in Keynote will vary based upon the investment experience of the Subaccounts to which Purchase Payments are allocated. The investment experience of the Subaccounts will vary based on the underlying investment performance of the series of Diversified Investors Portfolios and the Calvert Series.

    This Prospectus sets forth the basic information that a prospective purchaser should know before investing. Please keep this Prospectus for future reference.


    A Statement of Additional Information dated May 1, 2001 incorporated herein by reference, and containing additional information about the Contracts and Diversified Investors Portfolios, has been filed with the Securities and Exchange Commission. The Statement of Additional Information is available from MONY without charge upon written request to the above address or by telephoning
(914) 697-8000. The Table of Contents of the Statement of Additional Information can be found on page 52 of this Prospectus.


    This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy the Contracts in any jurisdiction in which such may not be lawfully made.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED (OR PRECEDED) BY A CURRENT PROSPECTUS FOR THE CALVERT SERIES.

                               DATED MAY 1, 2001

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Definitions.................................................    4
Synopsis....................................................    6
Fee Table...................................................    6
The Contracts...............................................    7
Keynote.....................................................    8
Charges.....................................................    8
Credit And Allocation Of Purchase Payments..................    9
Redemption..................................................    9
Transfers...................................................    9
Payment Options.............................................    9
Voting Rights...............................................    9
Death Benefit...............................................   10
Distribution Of The Contracts...............................   10
Condensed Financial Information.............................   11
MONY........................................................   12
Keynote Series Account......................................   12
Calvert Series..............................................   12
Diversified Investors Portfolios............................   13
The Transaction.............................................   14
Charges.....................................................   15
Charges for Mortality and Expense Risks.....................   15
Annual Contract Charge......................................   15
Investment Management Fee...................................   15
Premium Tax.................................................   16
Summary Of The Contracts....................................   17
Eligible Purchasers.........................................   17
Ownership...................................................   17
Purchase Payments...........................................   17
Employer Sponsored Plan Requirements........................   17
Rights Of The Participant Under The Contract................   17
Rights Upon Suspension Of Contract or Termination Of Plan...   18
403(b) Contract.............................................   18
401(a) Contract/401(k) Contract and NQDC Contracts..........   18
457 and 408 (IRA) Contracts.................................   18
Failure Of Qualification....................................   18
Transfers...................................................   18
Rights Reserved By MONY.....................................   19
Credit Of Purchase Payments.................................   19
Allocation Of Purchase Payments.............................   19
Determination Of Unit Value.................................   20
Death Benefit...............................................   20
Redemption During The Accumulation Period...................   21
Restrictions Under The Texas Optional Retirement Program....   21
Payment Options.............................................   21
Annuity Purchase Date.......................................   21
Fixed Annuity...............................................   22
Fixed Annuity Options.......................................   22
Payments To A Beneficiary Following The Annuitant's Death...   23
Voting Rights...............................................   23
Distribution Of The Contracts...............................   24

                                                              PAGE
                                                              ----
Federal Tax Status..........................................   25
Tax Treatment of MONY.......................................   25
Taxation of Diversified Investors Portfolios................   25
Section 403(b) Annuities....................................   25
Section 401(a) Plans........................................   26
Section 408 (IRA) Contracts.................................   27
Minimum Distribution Requirements...........................   27
Section 457 Plans...........................................   28
Non-Qualified Deferred Compensation Contracts...............   28
Income Tax Withholding......................................   28
Performance Data............................................   30
Diversified Investors Portfolios............................   31
Core/Feeder Structure.......................................   31
Investment Objectives and Policies..........................   32
Investment Techniques and Restrictions......................   43
Management of Diversified Investors Portfolios..............   45
Other Information Regarding Diversified Investors
  Portfolios................................................   48
Purchase and Redemption of Interests in Diversified
  Investors Portfolios......................................   48
Experts.....................................................   51
Legal Proceedings...........................................   51
Financial Statements........................................   51
Additional Information......................................   51
Miscellaneous...............................................   51
Table Of Contents Of Statement Of Additional Information....   52
Request For Keynote Statement Of Additional Information.....   53
Appendix....................................................   54

                                  DEFINITIONS

     As used in this Prospectus, the following terms have the indicated meaning:

     ACCUMULATION ACCOUNT: an account maintained for each Participant in which is recorded the number of Units held for his/her credit.

     ACCUMULATION PERIOD: the accumulation period for each Participant is the period during which Purchase Payments may be made on his/her behalf. It begins when the Participant begins participation under the Plan and ends as of his/her Annuity Purchase Date (See "Annuity Purchase Date" page 21), or earlier termination of his/her Accumulation Account.

     BALANCED SERIES: Diversified Investors Balanced Portfolio, a series of Diversified Investors Portfolios.

     CALVERT SERIES: the Calvert Social Balanced Portfolio, a series of Calvert Variable Series, Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended.

     CONTRACT(S): the group variable annuity contract(s) offered by MONY to Contractholders or IRA Contractholders as described in this Prospectus.

     CONTRACTHOLDER: a state educational organization or certain tax-exempt organization employer or employer association for affiliated employers, taxed subsidiaries of tax-exempt organizations and taxed stand alone organizations.

     CONTRACT YEAR: a period of 12 months measured from the date of the Contract issued to or adopted by the Contractholder, and anniversaries thereof.

     DIVERSIFIED: Diversified Investment Advisors, Inc., a registered investment adviser under the Investment Advisers Act of 1940.

     DIVERSIFIED INVESTORS PORTFOLIOS: Diversified Investors Portfolios, an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended.

     EQUITY GROWTH SERIES: Diversified Investors Equity Growth Portfolio, a series of Diversified Investors Portfolios.

     FIXED ANNUITY: an annuity with payments which remain fixed throughout the payment period and which do not reflect the investment experience of a separate account.

     CORE BOND SERIES: Diversified Investors Core Bond Portfolio, a series of Diversified Investors Portfolios.

     INTERMEDIATE GOVERNMENT BOND SERIES: Diversified Investors Intermediate Government Bond Portfolio, a series of Diversified Investors Portfolios.

     IRA CONTRACTHOLDER: a tax-exempt or taxed organization or an association of members who share a common interest.

     MONEY MARKET SERIES: Diversified Investors Money Market Portfolio, a series of Diversified Investors Portfolios.

     NQDC: Non-qualified deferred compensation arrangement available to taxed organizations only.

     PARTICIPANT: an employee participating under a Contract issued to or adopted by his/her employer.

     PLAN: a retirement plan or program under which benefits are to be provided pursuant to a Contract described herein.

     PORTFOLIO BUSINESS DAY: each day during which the Advisers of a Series are open for business.

     PURCHASE PAYMENT: the amount contributed and remitted to MONY by an employer on behalf of a Participant.

     SUBSTITUTION: the investment by Keynote Subaccounts in corresponding series of Diversified Investors Portfolios of the proceeds received upon the redemption by each Subaccount of shares of MONY Series Fund, Inc. in accordance with an order of the Securities and Exchange Commission dated June 8, 1994.

     SUBACCOUNT: a subdivision of Keynote which is available for the allocation of Purchase Payments under the Contracts. Six Subaccounts invest in a corresponding series of Diversified Investors Portfolios. The Calvert Series Subaccount invests in the Calvert Series.

     UNIT: the measure by which the value of an investor's interest in each Subaccount is determined.

     VALUATION DATE: each day at the close of business of the New York Stock Exchange (currently at 4:00 p.m. New York City time), that the New York Stock Exchange is open for trading or any other day on which there is sufficient trading in securities of a series of Diversified Investors Portfolios or the Calvert Series to affect materially the value of the Units of the corresponding Subaccount. If the New York Stock Exchange extends its closing beyond 4:00 p.m. New York City time, and continues to value after the time of closing of the NYSE, MONY reserves the right to treat any payment or communication received after 4:00 p.m. New York City time as being received as of the beginning of the next day.

     VALUATION PERIOD: The period between the ending of two successive Valuation Dates.

     VALUE & INCOME SERIES: Diversified Investors Equity Income Portfolio, a series of Diversified Investors Portfolios.

     NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

                                    SYNOPSIS

                          MONY LIFE INSURANCE COMPANY
                             KEYNOTE SERIES ACCOUNT

                                TABLE OF FEES(1)

Total Separate Account Annual Expenses (as a percentage of average account values)
Mortality and Expense Risk Fees.............................  1.10%(2)

     (1) In addition to the mortality and expense risk fees, MONY reserves the right to deduct an annual contract charge from a Participant's Accumulation Account not to exceed $50. See "Charges -- Annual Contract Charge" at page 15.

     (2) MONY reserves the right to charge maximum mortality and expense risk fees of up to 1.25% upon notice.

Portfolio Company Annual Expenses:

     DIVERSIFIED INVESTORS PORTFOLIOS AND CALVERT SOCIAL BALANCED PORTFOLIO

              ANNUAL EXPENSES FOR THE YEAR ENDED DECEMBER 31, 2000

                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                                  INTERMEDIATE
                                         MONEY     GOVERNMENT     CORE                VALUE &    EQUITY
                                         MARKET       BOND        BOND    BALANCED    INCOME     GROWTH   CALVERT
                                         SERIES      SERIES      SERIES    SERIES    SERIES(5)   SERIES   SERIES
                                         ------   ------------   ------   --------   ---------   ------   -------
Management Fee (After fee
  reimbursements)(1)...................   0.25%       0.35%       0.35%     0.45%       0.45%     0.62%    0.70%
Other Expenses(2)......................   0.03%       0.02%       0.03%     0.05%       0.02%     0.02%    0.16%
Reimbursement from MONY(3).............  (0.18)%        --          --        --          --     (0.14)%     --
                                         -----        ----        ----      ----       -----     -----     ----
Total Annual Expenses After Fee
  Reimbursements(4)....................   0.10%       0.37%       0.38%     0.49%       0.46%     0.50%    0.86%


---------------
(1) The fees shown on the line "Management Fee" are the fees charged to each series of Diversified Investors Portfolios by Diversified Investment Advisors, Inc., after waiver. The expense table for Portfolio Company Annual Expenses and the example reflect a voluntary undertaking by Diversified to waive a portion of the investment advisory fees payable by series of Diversified Investors Portfolios. Without such a waiver, the annual investment advisory fee would be 0.25% for the Money Market Series, 0.35% for the Intermediate Government Bond Series, 0.35% for the Core Bond Series, 0.45% for the Balanced Series, 0.45% for the Value & Income Series and 0.62% for the Equity Growth Series. For the Calvert Series, the fees shown are those charged by Calvert Asset Management Company to the Calvert Series.


(2) "Other Expenses" for each series of Diversified Investors Portfolios and for the Calvert Series are actual for the year ended December 31, 2000.


(3) MONY has agreed to provide reimbursements to limit total Diversified Investors Portfolios expenses for Keynote Participants in the Money Market Series and the Equity Growth Series to .10% and .50%, respectively, of average net assets of the applicable series with MONY reserving the right to raise the limit upon notice.

(4) "Total Annual Expenses After Fee Reimbursements" for certain of the series of Diversified Investors Portfolios reflect voluntary waivers and reimbursements by Diversified. In the absence of such waivers and reimbursements, "Total Annual Expenses After Fee Reimbursements" would be as follows for the following series: Money Market Series -- 0.28%; Intermediate Government Bond Series -- 0.37%; Core Bond -- 0.38%; Balanced -- 0.49%; Value & Income Series -- 0.46%; and Equity Growth Series -- 0.64%.



(5) Prior to April 5, 2000, Value & Income Portfolio was named Diversified Investors Equity Income Portfolio.


     The purpose of this table is to assist you in understanding the various costs and expenses that you will bear directly and indirectly and reflects expenses of the separate account as well as the portfolio applicable company. (See Charges at page 15 for a more complete description of applicable costs and expenses.)

Example

     If you (i) surrender your contract at the end of the applicable time period, (ii) annuitize at the end of the applicable time period or (iii) do not surrender your contract, you would pay the following expenses on a $1,000 investment, assuming a 5% annual rate of return.

     These examples assume a 5% return each year (the assumption of a 5% return is required by the SEC for these examples and is not a prediction of any subaccount's future performance). These examples should not be considered a representation of past or future expenses, and actual expenses may be greater or lesser than those shown. Premium taxes may also be applicable.

     This example is based on fees after waivers and reimbursements as if those waivers and reimbursements were in effect for the full 10 year period covered by the example and reflect the imposition of the 1.10% mortality and expense risk charge presently in effect.


                                                          AFTER      AFTER      AFTER      AFTER
                       SUBACCOUNT                         1 YEAR    3 YEARS    5 YEARS    10 YEARS
                       ----------                         ------    -------    -------    --------
Money Market............................................   $12        $36       $ 62        $137
Intermediate Government Bond............................   $16        $50       $ 87        $190
Core Bond...............................................   $16        $51       $ 88        $194
Balanced................................................   $17        $54       $ 83        $203
Value & Income..........................................   $17        $53       $ 92        $200
Equity Growth...........................................   $18        $54       $ 94        $204
Calvert Series..........................................   $22        $69       $118        $253


     This example is based on fees after waivers and reimbursements as if those waivers and reimbursements were in effect for the full 10 year period covered by the example and reflects the imposition of the maximum mortality and expense risk charge of 1.25% which may be imposed by MONY.


                                                          AFTER      AFTER      AFTER      AFTER
                       SUBACCOUNT                         1 YEAR    3 YEARS    5 YEARS    10 YEARS
                       ----------                         ------    -------    -------    --------
Money Market............................................   $16        $48       $ 83        $182
Intermediate Government Bond............................   $16        $51       $ 88        $192
Core Bond...............................................   $17        $51       $ 89        $193
Balanced................................................   $18        $55       $ 94        $205
Value & Income..........................................   $17        $54       $ 93        $202
Equity Growth...........................................   $19        $59       $102        $221
Calvert.................................................   $21        $66       $113        $244


THE CONTRACTS

     The Group Variable Annuity Contract(s) ("Contract(s)") described in this Prospectus are designed and offered as funding vehicles for retirement Plans maintained by state educational organizations, certain tax-exempt organizations, IRA Contractholders and for taxed organizations for Section 401(a) and/or
Section 401(k) Contracts and corporate nonqualified deferred compensation Contracts ("NQDC"). The Section 401(k) Contract will fund the benefits for tax-qualified pension and profit-sharing plans from employee/employer contributions of such organizations. The Section 403(b) Contract will purchase tax-deferred annuities for employees of these same organizations. The Section 457 Contract will provide deferred compensation eligible for deferred tax treatment. The Section 401(a) Contract will fund benefits for tax-qualified pension and profit-sharing Plans of such tax-exempt organizations as well as taxed subsidiaries of these organizations and stand-alone taxed organizations; the non-qualified deferred compensation Contracts ("NQDC") will fund benefits for taxed organizations. The Section 408 (Individual Retirement Account ("IRA")) Contract is a Group Variable Annuity Contract which will provide for on-going or rollover contributions from employees of tax-exempt or taxed organizations and from members and employees of associations. Section references are to the Internal Revenue Code of 1986, as amended (the "Code").

     Insofar as possible, the provisions of the Contracts are identical, and the information provided in this Prospectus is generally applicable to all Contracts. However, whenever statutory or administrative considerations require significant differences among the Contracts, such differences are explained separately for each.

     With respect to Section 401(a), Section 401 (k) and NQDC Contracts, the employer and/or the employee will make contributions pursuant to the terms and conditions of the underlying retirement Plan. As to the Section 403(b) and
Section 457 Contracts, the employer will make Purchase Payments for each participating employee pursuant to either a salary reduction agreement or an agreement to forego a salary increase under which the employee decides the level and number of Purchase Payments to his/her Accumulation Account, except with respect to employer-sponsored Section 401(a) Plans under which the employer will make contributions pursuant to the underlying retirement Plan. In the case of the Section 408 IRA Contract, the employer will make Purchase Payments on behalf of and as determined by each participating employee pursuant to a salary deduction agreement.

KEYNOTE

     Purchase Payments under the Contract(s) are allocated to Keynote which is a separate account of MONY. Keynote is divided into Subaccounts, six of which correspond to Diversified Investors Portfolios' Money Market, Intermediate Government Bond, Core Bond, Balanced, Value & Income, and Equity Growth Series, respectively. The Calvert Series Subaccount invests in the Calvert Series. The assets in each Subaccount are invested in the corresponding series of Diversified Investors Portfolios or the Calvert Series at their net asset value (See "Diversified Investors Portfolios" at page 13 and "Calvert Series" at page 12.) Each series of Diversified Investors Portfolios is managed by Diversified Investment Advisors, Inc. ("Diversified"). MONY Securities Corp., a wholly-owned subsidiary of MONY, is the principal underwriter and distributor. The Calvert Series is a series of Calvert Variable Series, Inc., (formerly, Acacia Capital Corporation,) (the "Fund") a diversified open-end management company whose investment adviser is Calvert Asset Management Company, Inc.

     The value of a Participant's Accumulation Account maintained in Keynote will vary based upon the investment experience of the series of Diversified Investors Portfolios or the Calvert Series to which Purchase Payments are allocated.

     The Calvert Series is an actively managed portfolio of common and preferred stocks, bonds, and money market instruments which offer income and capital growth opportunity and which satisfy the social concern criteria established by the Calvert Series. A copy of the Calvert Series Prospectus appears at the end of this Keynote Prospectus. Diversified Investors Portfolios is an open-end, diversified management investment company which has six series with differing investment objectives available under the Contracts. See "Diversified Investors Portfolios" at page 13 herein.

CHARGES

     MONY makes daily charges against the net assets of Keynote at a maximum annual rate of 1.25%, consisting of .80% for mortality risks and .45% for administrative expense risks. The annual rate charged is 1.10% consisting of
 .70% for mortality risks and .40% for administrative expense risk. However, MONY reserves the right to charge a maximum fee of 1.25% upon notice thereafter. (See "Charges --

Charges for Mortality and Expense Risks" on page 15.) In addition, MONY reserves the right to deduct an annual contract charge, not to exceed $50, from a Participant's Accumulation Account (See "Charges -- Annual Contract Charge" on page 15.)

     In addition to the charges set forth above, Diversified, which serves as an investment adviser to each series of Diversified Investors Portfolios, and Calvert Asset Management Company, Inc., which serves as investment adviser to the Calvert Series, impose a charge against the net asset value of each series of Diversified Investors Portfolios or the Calvert Series, as appropriate, computed daily, for investment advisory services and other expenses.

     Premium taxes may be payable on annuity considerations. (See "Premium Tax" on page 16.)

CREDIT AND ALLOCATION OF PURCHASE PAYMENTS

     Purchase Payments will be credited to the Subaccounts designated by the Participant in the form of Units. The number of Units credited will not change but the dollar value of a Unit will vary depending upon the investment experience of the series of Diversified Investors Portfolios or the Calvert Series, as appropriate. (See "Credit of Purchase Payments" on page 19.)

REDEMPTION

     A Participant may redeem at any time prior to the time an annuity benefit takes effect and prior to his death all or a portion of the Units credited to his Accumulation Account without any charge, subject to any limitations in the underlying Plan. There are no redemption charges. (See "Restrictions Under the Texas Optional Retirement Program" on page 21, for withdrawal restrictions applicable to Contracts issued under the Texas Optional Retirement Program.)

     A penalty tax may be payable under the Code upon the redemption of amounts from an Accumulation Account under the Contract and other significant withdrawal restrictions may be imposed by the Code. (See, "Section 403(b) Annuities" on page 25 and "Section 408 IRA Contracts" on page 27.)

TRANSFERS

     A Participant may transfer all or a portion of his/her Accumulation Account in Keynote among the various Subaccounts. No transfer charges are imposed, and there is no limit to the number of transfers. While MONY has no present intention to do so, it reserves the right to impose transfer charges at a later date. Transfers may be made in writing or by telephone by calling (914) 697-8000. (See "Transfers" on page 18.) MONY reserves the right to discontinue allowing telephone transfers.

PAYMENT OPTIONS

     Unless a Fixed Annuity is elected, a Participant will receive a lump sum payment at the end of the Accumulation Period. The Contracts may provide for several Fixed Annuity options: Life Annuity, Life Annuity With Period Certain, Specified Fixed Period Annuity, Contingent Annuity and Contingent Annuity With Period Certain. For NQDC, an installment payment option may also be available. (See "Payment Options" on page 21.)

VOTING RIGHTS

     To the extent required by law, MONY will vote the interests in Diversified Investors Portfolios and the Calvert Series held in Keynote in accordance with the instructions received from Contractholders, IRA Contractholders and NQDC Contractholders; the Contractholders will instruct MONY in accordance with the instructions received from Participants. (See "Voting Rights" on page 23.)

DEATH BENEFIT

     If a Participant dies before the Annuity Purchase Date, the Accumulation Account value will be paid to his/her beneficiary in a lump sum. (See "Death Benefit" on page 20.)

DISTRIBUTION OF THE CONTRACTS

     MONY Securities Corp. ("MSC") will be the principal underwriter and distributor of the Contracts which will be sold by registered representatives who are also licensed insurance agents of MONY. The Contracts may also be sold through other broker-dealers authorized by MSC and applicable law and who may be insurance agents licensed by an insurance company other than MONY. (See "Distribution of the Contracts" on page 24.)

                        CONDENSED FINANCIAL INFORMATION
                             KEYNOTE SERIES ACCOUNT
                            ACCUMULATION UNIT VALUES

KEYNOTE SUBACCOUNT*

                                                                       UNIT VALUE
                       -----------------------------------------------------------------------------------------------------------
                       DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,
                         1990       1991       1992       1993       1994       1995       1996       1997       1998       1999
                       --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Equity Growth........   $13.65     $18.32     $18.07     $19.67     $21.65     $25.58     $30.06     $37.99     $51.57     $70.57
Money Market.........    11.81      12.49      12.90      13.20      13.65      14.35      15.00      15.71      16.45      17.18
Balanced.............    12.74      15.29      15.37      16.92      16.66      21.25      24.62      29.12      32.46      35.91
Core Bond............    12.38      14.52      15.71      17.81      16.70      19.63      20.10      21.66      23.15      22.75
Value & Income.......    11.34      13.60      14.93      16.91      16.86      22.48      26.38      33.99      38.08      40.87
Intermediate
 Government Bond.....    10.00      11.00      11.73      12.58      12.24      13.84      14,21      15.13      16.07      16.18
Calvert Series.......    10.26      11.91      12.75      13.36      13.11      16.87      18.83      22.41      26.13      29.06

                       UNIT VALUE                                     UNITS OUTSTANDING
                       --------   ------------------------------------------------------------------------------------------
                       DEC. 31,   DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,   DEC. 31,   DEC. 31,
                         2000       1990        1991        1992        1993        1994        1995       1996       1997
                       --------   ---------   ---------   ---------   ---------   ---------   --------   --------   --------
Equity Growth........   $58.57      429,986   1,334,644   2,115,942   2,907,819     994,859   201,470    237,959    242,846
Money Market.........    18.11      590,354     702,177     637,701     656,262     179,143    58,026     56,311     47,018
Balanced.............    34.75      322,563     814,494   1,268,765   1,835,594     762,735   145,593    156,241    163,289
Core Bond............    24.80       97,161     493,084     328,126     471,446     125,870    24,207     25,670     26,763
Value & Income.......    44.31    7,198,970   7,227,359   6,883,795   7,852,650   2,135,776   571,730    489,820    474,554
Intermediate
 Government Bond.....    17.53           --   3,840,526   1,628,553   1,591,845     768,905    50,325     47,901     14,366
Calvert Series.......    27.58       16,681     180,569     355,343     685,428     291,806    19,147     25,095     26,219

                             UNITS OUTSTANDING
                       ------------------------------
                       DEC. 31,   DEC. 31,   DEC. 31,
                         1998       1999       2000
                       --------   --------   --------
Equity Growth........  247,234    142,912    142,030
Money Market.........   40,999     13,122      9,488
Balanced.............  167,348     77,105     67,074
Core Bond............   39,571     16,207     11,172
Value & Income.......  434,610    266,130    219,973
Intermediate
 Government Bond.....   27,614     13,708      9,742
Calvert Series.......   31,111     15,386     12,809


---------------
* The commencement date for the Intermediate Government Bond Subaccount is May 1, 1991.

  Further information about the performance of Keynote is contained in the Annual Report of Keynote which is available, free of charge, by contacting MONY at the address or at the telephone number set forth on the cover of this Prospectus.

                                      MONY

     MONY Life Insurance Company formerly organized as a mutual life insurance company, under the laws of the State of New York in 1842 converted to a stock life insurance company through demutualization. Its principal place of business is 1740 Broadway, New York, N.Y. 10019. MONY is currently licensed to sell life insurance and annuities in all states of the United States, the District of Columbia, Puerto Rico and the U.S. Virgin Islands.

                             KEYNOTE SERIES ACCOUNT

     Keynote was established by MONY under New York Insurance Law on December 16, 1987 as a separate account. Keynote will hold assets that are segregated from all of MONY's other assets and at present is used only to support the Contracts. MONY is the legal holder of the assets in Keynote and will at all times maintain assets in Keynote with a total market value at least equal to the contract liabilities for Keynote. The obligations under the Contracts are obligations of MONY. Income, gains, and losses, whether or not realized, from assets allocated to Keynote, are, in accordance with the Contracts, credited to or charged against Keynote without regard to other income, gains, or losses of MONY. The assets in Keynote may not be charged with liabilities which arise from any other business MONY conducts. Keynote assets may include accumulation of the charges MONY makes against a Contract participating in Keynote. From time to time, any such additional assets may be transferred in cash to MONY's general account.

     Keynote is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of Keynote. For state law purposes, Keynote is treated as a part or division of MONY.

     There are currently seven Subaccounts within Keynote which are available for allocation of Purchase Payments under the Contracts. The Calvert Series Subaccount invests only in the Calvert Social Balanced Portfolio (the "Calvert Series"), a series of Calvert Variable Series, Inc. ("Calvert Variable"), an open-end management investment company registered with the SEC under the 1940 Act. The six other Subaccounts invest in six respective series of Diversified Investors Portfolios, an open-end diversified management investment company registered with the SEC under the 1940 Act. Set forth below is a brief description of the Calvert Series and Diversified Investors Portfolios. A full description of the Calvert Series, its investment objectives, policies and restrictions, its expenses, the risks attendant in investing therein and other aspects of its operations is contained in the accompanying prospectus for the Calvert Series. Full descriptions of the six series of Diversified Investors Portfolios, their investment objectives, policies and restrictions, their expenses, the risks attendant to investing therein and other aspects of their operations are set forth herein under "Diversified Investors Portfolios" at page
13. Further disclosure appears in the Statement of Additional Information. Each Participant should periodically consider his/her allocation among the Subaccounts in light of current market conditions and the investment risks attendant to investment in the various series of Diversified Investors Portfolios and the Calvert Series.

CALVERT SERIES

The Calvert Series is a series of Calvert Variable Series, Inc. ("Calvert Inc."), a Maryland corporation registered with the SEC under the 1940 Act as an open-end management company, whose investment adviser is Calvert Asset Management Company, Inc. The shares of the Fund are currently sold only to insurance companies for allocation to their separate accounts to fund the benefits under certain variable annuity and variable life insurance policies issued by such companies. Because the Calvert Series sells its shares to insurance companies offering both variable annuity and variable life insurance policies, potential for conflict between the interests of Contractholders of these contracts may arise. The Board of Directors of the Fund will monitor the Calvert Series for the existence of any material irreconcilable conflict between interests of Contractholders of all separate accounts investing in the Calvert Series. If it is determined by a majority of the Board of the Fund that such conflict exists then MONY will take whatever steps are necessary to eliminate the material conflict, including withdrawing the assets allocable to some of the separate accounts from Calvert Series and reinvesting them in a different investment medium. For additional risk disclosure, see the Calvert Series prospectus which is contained in the last section of this Prospectus. Keynote will purchase and redeem shares from the Calvert Series at net asset value.

     The investment objective of the Calvert Series is set forth in the prospectus for the Calvert Series which appears at the end of this Prospectus. Briefly, the objective is to achieve a total return above the rate of inflation through an actively managed, diversified portfolio of common and preferred stocks, bonds and money market instruments which offer income and capital growth opportunity and which satisfy the social concern criteria established for the Calvert Series. There can be no assurance that the objective of the Calvert Series will be realized.

DIVERSIFIED INVESTORS PORTFOLIOS

     Each of the other six Subaccounts of Keynote listed below invests exclusively in the corresponding series of Diversified Investors Portfolios set forth below:

           DIVERSIFIED SUBACCOUNT                 SERIES OF DIVERSIFIED INVESTORS PORTFOLIOS
           ----------------------                 ------------------------------------------
Keynote Money Market Subaccount..............    Diversified Investors Money Market Portfolio
                                                 (the "Money Market Series")
Keynote Intermediate Government Bond
  Subaccount.................................    Diversified Investors Intermediate Government
                                                 Bond Portfolio (the "Intermediate Government
                                                 Bond Series")
Keynote Core Bond Subaccount (formerly the
  Keynote Long Term Bond Subaccount).........    Diversified Investors Core Bond Portfolio
                                                 (the "Core Bond Series")
Keynote Balanced Subaccount (formerly the
  Keynote Diversified/Balanced Subaccount)...    Diversified Investors Balanced Portfolio (the
                                                 "Balanced Series")
Keynote Value & Income Subaccount............    Diversified Investors Value & Income
                                                 Portfolio (the "Equity Income Series")
Keynote Equity Growth Subaccount.............    Diversified Investors Equity Growth Portfolio
                                                 (the "Equity Growth Series")

     Diversified Investors Portfolios is registered with the SEC under the 1940 Act as an open-end diversified management investment company. This registration does not involve supervision by the SEC of the management or investment practices or policies of Diversified Investors Portfolios.

     Diversified acts as investment adviser and administrator to each series of Diversified Investors Portfolios. With respect to each series of Diversified Investors Portfolios, Diversified has contracted for certain investment advisory services with one or more subadvisers. Diversified and the subadviser or subadvisers for a particular series of Diversified Investors Portfolios are referred to herein collectively as the "Advisers". The investment objectives of the series of Diversified Investors Portfolios currently available under the Contracts through Subaccounts are described briefly below. There can be no assurance that the investment objectives of any of the series will be met.

     Money Market Series: To provide liquidity and as high a level of current income as is consistent with the preservation of capital through investment in domestic and foreign U.S. dollar-denominated money market obligations with maturities of 397 days or less. An investor's interest in the Keynote Money Market Subaccount is neither insured nor guaranteed by the U.S. Government.

     Intermediate Government Bond Series: To provide as high a level of current income as is consistent with the preservation of capital through investment in U.S. Government and U.S. Government agency and instrumentality securities with short and intermediate maturities and high quality short-term obligations.

     Core Bond Series: To achieve the maximum total return through investment in investment grade debt securities, U.S. Government and U.S. Government agency and instrumentality securities, collateralized mortgage obligations guaranteed by these agencies and instrumentalities and high quality short-term obligations.

     Balanced Series: To provide a high total return consistent with a broad diversified mix of stocks, bonds and money market instruments.

     Value & Income Series: To provide a high level of current income through investment in a diversified portfolio of common stocks with relatively high current yields; capital appreciation is a secondary objective.

     Equity Growth Series: To provide a high level of capital appreciation through investment in a diversified portfolio of common stocks with potential for above average growth in earnings; current income is a secondary objective.

     See "Diversified Investors Portfolios" at page 13 and the Statement of Additional Information for more information on each series.

                                THE TRANSACTION

     On December 31, 1993, MONY and AEGON USA, Inc. ("AEGON") entered into a transaction pursuant to which MONY sold its group pension operation to AEGON (the "Transaction"). As a part of the Transaction, the Contracts may be transferred through assumption reinsurance to AUSA Life Insurance Company, Inc. ("AUSA"), a New York domiciled stock life insurance company and an indirect, wholly-owned subsidiary of AEGON. Subject to the receipt of any necessary state insurance department approvals and authorizations each Contractholder will receive materials relating to this assumption.

     In addition, as a result of the Transaction, the group fixed annuity contracts which have been issued by MONY to Contractholders may also be transferred to AUSA through assumption reinsurance. Based upon regulatory and other consideration, the transfer of any fixed contract may occur before, concurrent with, or after the transfer of the companion variable Contract which is offered through this Prospectus. Accordingly, all references in this Prospectus to a companion fixed annuity contract shall refer to the fixed contract issued by MONY or the fixed contract which has been assumed by AUSA, as appropriate.

     AUSA is a wholly-owned subsidiary of First AUSA Life Insurance Company, a stock life insurance company which is wholly-owned by AEGON. AEGON is a financial services holding company whose primary emphasis is on life and health insurance and annuity and investment products. AEGON is a wholly-owned indirect subsidiary of AEGON nv, a Netherlands corporation which is a publicly traded international insurance group.

                                    CHARGES

CHARGES FOR MORTALITY AND EXPENSE RISKS

The maximum daily charges against Keynote for mortality and expense risks assumed by MONY are computed and deducted from the value of the net assets of Keynote. This maximum daily charge will be at the rate of 0.003425% (equivalent to an annual rate of 1.25%) of the average daily net assets of Keynote. The daily charge will be deducted from the net asset value of Keynote, and therefore the Subaccounts, on each Valuation Date. Where the previous day (or days) was not a Valuation Date, the deduction on the Valuation Date will be 0.003425% multiplied by the number of days since the last Valuation Date. The sum of these charges on an annual basis will not exceed 1.25% of the average net assets invested in Keynote. Of this charge, MONY estimates that .80% is for mortality risk and .45% is for expense risk. (The daily charge from Keynote based on an annual mortality and expense risk rate of 1.10%, .70% for mortality risks and
 .40% for administrative expense risks, which was effective May 1, 1994, is 0.030139%.)

     The mortality risk is that individuals may live for a longer period of time than projected and therefore a greater amount of annuity benefits than projected will be payable. The expense risk is that expenses incurred in issuing and administering the Contract will exceed the administrative expense charge provided in the Contract. MONY believes that this level of charge is within the range of industry practice for comparable group variable annuity contracts.

     Sales distribution expenses and any other expenses in excess of the described charges will be paid from MONY's general account and not directly from Keynote or from the mortality and expense risk charges. However, asset charges for MONY's assumption of mortality and expense risks might be a source of contribution to the surplus in MONY's general account.

ANNUAL CONTRACT CHARGE

     MONY reserves the right to deduct an annual contract charge from a Participant's Accumulation Account to reimburse MONY for administrative expenses relating to the maintenance of the Contracts. MONY has no present intention to impose such a charge; however, MONY may, in the future, impose such a charge in accordance with the provisions of the Contracts. Any such annual charge will not exceed $50. MONY also reserves the right, if such a charge is imposed, to waive, on a temporary or permanent basis, all or part of such charge for certain classes of Contracts or for certain new classes of Contracts which may be sold in the future. If imposed, this charge would represent reimbursement for administrative costs expected to be incurred over the life of the Contracts. MONY does not anticipate any profit from this charge.

INVESTMENT MANAGEMENT FEE

     Because Keynote purchases interests in certain series of Diversified Investors Portfolios and the Calvert Series, the net assets of Keynote will reflect the investment management fee and other expenses incurred by those series of Diversified Investors Portfolios and the Calvert Series.

     Diversified serves as the investment adviser to each series of Diversified Investors Portfolios. For information with respect to the arrangements under which Diversified provides such advisory services,including charges and arrangements with subadvisers, reference is made to the information set forth under "Management of Diversified Investors Portfolios" at page 45.


     Calvert Asset Management Company, Inc. ("CAMCO") (4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814) is the investment adviser to the Calvert Series and provides day-to-day investment management services to the Calvert Series. It has been managing mutual funds since 1976. CAMCO is the investment adviser for over 25 mutual funds, including the first and largest family of socially screened funds. As of December 31, 1999, CAMCO had over $6.5 billion in assets under management.


     CAMCO uses a team approach to its management of the Calvert Series. Reno J. Martini, Senior Vice President and Chief Investment Officer, heads this team and oversees the management of all Calvert Funds for CAMCO. Mr. Martini has over 15 years of experience in the investment industry and has been the head of CAMCO's asset management team since 1985.

     NCM Capital Management Group, Inc., 103 West Main Street, Durham, North Carolina 27701, has managed part of the equity investments of the Calvert Series since 1995. NCM is one of the largest minority-owned investment management firms in the country and provides products in equity fixed income and balanced portfolio management. It is also one of the industry leaders in the employment and training of minority and women investment professionals.

     NCM's portfolio management team consists of several members, headed by Maceo K. Sloan. Mr. Sloan has more than 10 years of experience in the investment industry, and is a frequent panelist on Wall Street Week with Louis Rukeyser.

     Calvert, Inc. has obtained an exemptive order from the Securities and Exchange Commission to permit the Calvert Series, pursuant to approval by the Board of Directors, to enter into and materially amend contracts with subadvisers without shareholder approval.

PREMIUM TAX

     Under the laws of certain jurisdictions, premium taxes are payable on annuity considerations which can include Purchase Payments or the Accumulation Account under the Contracts. Any applicable premium taxes will generally be deducted when the Accumulation Account under a Contract is applied to purchase an annuity. Under present laws, the range of premium taxes is from .5% to 3.5%. Attached as an Appendix to this Prospectus is a schedule of applicable premium taxes payable upon annuitization which are in effect as of the date of this Prospectus. The laws of the various jurisdictions relating to annuity taxes and the interpretations of such laws are subject to changes which may affect the deductions, if any, under the Contracts for such taxes.

                            SUMMARY OF THE CONTRACTS

ELIGIBLE PURCHASERS

     State educational organizations and organizations that qualify for tax-exempt status under Code Section 501(c)(3), including associations thereof that qualify for tax-exempt status under Code Section 501(c)(3), are eligible purchasers. In addition, any organization qualifying as an IRA Contractholder may purchase an IRA Contract. Any type of non-profit organization as well as taxed subsidiaries of tax-exempt organizations and taxed stand-alone organizations may purchase a Section 401(a) and/or a Section 401(k) or an NQDC Contract(s).

OWNERSHIP

     The employer or association purchasing a Contract is the owner of the Contract for the benefit of the Participants. The Contract will cover all eligible Participants under a Plan. Each Participant will receive a certificate at the time his/her first annuity payment becomes payable, or earlier, if required by applicable law. The certificate summarizes the Participant's benefits under the Contract.

PURCHASE PAYMENTS

     With respect to the Section 401(a) Contract, the employer and/or employee will make contributions pursuant to the underlying retirement Plan. The Section 401(k) and NQDC Contracts will accept employer and/or employee contributions pursuant to the terms and conditions of the underlying Plan. As to the Section 403(b) Contract, the employer will make Purchase Payments in accordance with a salary reduction agreement or an agreement to forego a salary increase, except with respect to employer-sponsored Section 403(b) Plans under which the employer will make contributions pursuant to the underlying retirement Plan. In the case of the Section 408 IRA Contract, the employer will make Purchase Payments on behalf of and as determined by each participating employee pursuant to a salary reduction agreement. An Accumulation Account will be established for each Participant which will record the number of Units held in each Subaccount. Purchase Payments may be allocated among any of the Subaccounts.

     All Purchase Payments in Keynote credited to an Accumulation Account are vested and nonforfeitable. However, Purchase Payments made by employers, including all such payments made under a Section 401(a) Contract, which are not the result of a reduction in salary or a give up in salary agreement, under an employer-sponsored Plan may be forfeitable but are generally subject to the vesting requirements, where applicable, of the Employee Retirement Income Security Act of 1974, as amended. In general, all Purchase Payments made to the NQDC and Section 457 Contracts may be forfeitable even though partially or fully vested.

EMPLOYER SPONSORED PLAN REQUIREMENTS

     Since the Contracts are intended to implement the Plans of state educational organizations, organizations that qualify for tax-exempt status under Code Section 501(c)(3), IRA Contractholders and, in the case of Section 401(a) and/or Section 401(k) and NQDC Contracts, for taxed subsidiaries of such organizations and stand-alone taxed organizations and since such Plans may be sponsored by employers or associations who may have their own desires regarding certain Plan details and the manner in which the Plan is to be administered, there will be some variations in details in the Contract and Plan to reflect such desires. Reference to the provisions of the Plan in which the individual is a Participant must be made in all cases for particulars.

RIGHTS OF THE PARTICIPANT UNDER THE CONTRACT

     There are no stipulated or required Purchase Payments to be made under the Contract. Except for the 15 days prior to a Participant's Annuity Purchase Date (See "Annuity Purchase Date" at page 21) during which no Purchase Payments will be accepted by MONY, an employer may make Purchase Payments during a Participant's Accumulation Period in the amount authorized by the Participant. The Contract permits the Participant to elect his/her Annuity Purchase Date, to allocate Purchase Payments, to redeem all or a portion of the Units in his/her Accumulation Account, to designate beneficiaries, and to elect Fixed Annuity options, except that employer-sponsored Plans may affect these rights.

     During a Participant's Accumulation Period, one's rights and those of the Contractholder or IRA Contractholder shall be as set forth in the Contract and Plan. On and after the Annuity Purchase Date, or on the Participant's death, if earlier, all rights, as specified in the Contract and Plan, shall belong to the Participant or beneficiary as the case may be.

RIGHTS UPON SUSPENSION OF CONTRACT OR TERMINATION OF PLAN

     403(b) Contract

     In the event that the making or receipt of all Purchase Payments under certain 403(b) Contracts is discontinued or a Contractholder terminates its Plan or discontinues Purchase Payments for a Participant, MONY shall give written notice thereof to the appropriate Participant(s) together with notice of the right of the Participant to elect to have the value of his/her Accumulation Account applied under one of the following options: (1) to be held and distributed by MONY in accordance with the terms of the Contract, (2) to be paid to him/her in cash, or (3) in the event of suspension of the Contract or termination of the Plan, to be transferred to an alternate funding agency (e.g., another insurance company). Certain other 403(b) Contracts require the Contractholder, not MONY, to give written notice thereof to Participants.

     401(a) Contract/401(k) Contract and NQDC Contracts

     If the Contractholder terminates its Plan or discontinues Purchase Payments, it is the Contractholder's responsibility, and not MONY's, to give written notice thereof to the affected Participants. In such cases, the Contractholder shall elect to have the entire balance held under the Contract applied under one of the following options: (1) to be held and distributed by MONY in accordance with the terms of the Contract; (2) to be transferred to an alternate funding agency (e.g., another insurance company); or (3) to purchase deferred, paid-up life annuity benefits for Participants.

     457 and 408(IRA) Contracts

     If the Contractholder or IRA Contractholder terminates its Plan or discontinues Purchase Payments for a Participant, MONY shall give written notice thereof to the appropriate Participant(s) together with notice of the right of the Participant to elect to have the value of his/her Accumulation Account applied under either of the following options: (1) to be held and distributed by MONY in accordance with the terms of the Contract or (2) to be paid to him/her in cash, except that, under the terms of certain 457 Contracts, the Contractholder, not AUSA, shall give notice to affected Participants.

FAILURE OF QUALIFICATION

     In the event that a Plan, Contractholder or IRA Contractholder or a Participant thereunder becomes ineligible for any previously applicable tax benefits under the Code, MONY upon notice thereof shall refuse during the period of such ineligibility to accept Purchase Payments with respect to that Plan or Participant. A failure of qualification under a particular Contract shall have no effect on other issued and outstanding Contracts.

TRANSFERS

     No transfers may be made between any of the Contracts; however, the following transfers are permissible with respect to each Contract.

     401(a), 401(k), 403(b), 457, 408(IRA) and NQDC Contracts

     A Participant may transfer all or a portion of his/her Accumulation Account in Keynote among the various Subaccounts. No transfer charges are imposed, and there is no limit to the number of transfers permitted. While MONY has no present intention to do so, MONY reserves the right to impose transfer charges at a later date.

     Transfers from the MONY Section 403(b), Section 401(a), Section 401(k) and NQDC Group Fixed Annuity Contracts to a Participant's Accumulation Account under the Keynote Contracts are permitted only to the Subaccounts which invest in the Balanced Series, Equity Income Series, Equity Growth Series or Calvert Series. Certain other restrictions which apply to transfers from the MONY Section 403(b), Section 401(a), Section 401(k) and NQDC Group Fixed Annuity and 408(IRA) Contracts to the Keynote Contracts are contained in the MONY Section 403(b), Section 401(a), Section 401(k) and NQDC Group Fixed Annuity and Section 408(IRA) Contracts.

     Transfers may be made in writing or by telephoning (914) 697-8000. Transfers are effective within 48 hours of receipt of instructions. All Participants should be aware that a transfer authorized by telephone and reasonably believed to be genuine by MONY may subject the Participant to risk of loss if such instruction is subsequently found not to be genuine. MONY will employ reasonable procedures, including requiring Participants to give certain identification information and tape recording of telephone instructions, to confirm that instructions communicated by telephone are genuine. To the extent that MONY fails to use reasonable procedures to verify the genuineness of telephone instructions, MONY may be liable for any losses due to telephone instructions that prove to be fraudulent or unauthorized.

                            RIGHTS RESERVED BY MONY

     Subject to compliance with applicable laws and, when required by law, approval of the Contractholders, IRA Contractholders, NQDC Contractholders and/or Participants and any appropriate regulatory authority, MONY reserves the right to make the following changes:

     (1) To operate Keynote in any form permitted under the 1940 Act or in any other form permitted by law;

     (2) To take any action necessary to comply with or obtain and continue any exemptions from the 1940 Act;

     (3) To transfer any assets in a Subaccount of Keynote to another Subaccount of Keynote, or to one or more separate accounts, or to MONY's general account to the extent permitted by law or to add, combine or remove Subaccounts in a separate account;

     (4) To substitute, for the interests in a series of Diversified Investors Portfolios or the Calvert Series held in any Subaccount, interests in another series of Diversified Investors Portfolios or interests in another investment company or any other investment permitted by law; and

     (5) To make any necessary technical changes in the Contracts in order to conform with any of the above-described actions or as may be required or permitted by applicable laws affecting Keynote or the Contracts.

                              CREDIT OF PURCHASE PAYMENTS

     A Participant's initial Purchase Payment will be credited to the Participant's Accumulation Account to provide Units as of a Valuation Date for the Valuation Period, not later than (1) two business days after receipt of the Purchase Payment by MONY at 4 Manhattanville Road, Purchase, New York 10577, if the contract application and/or Participant's enrollment form is complete upon receipt, or (2) two business days after an application and/or enrollment form which is incomplete upon receipt by MONY is made complete, provided that if such information is not made complete within five business days after receipt, (i) the prospective Participant will be informed of the reasons for the delay, and
(ii) the initial Purchase Payment will be returned immediately and in full, unless the prospective Participant specifically consents to MONY retaining the Purchase Payment until such information is made complete.

     Subsequent Purchase Payments will be credited to the Participant's Accumulation Account to provide Units as of the Valuation Date for the Valuation Period in which the Purchase Payment is received in good order by MONY.

ALLOCATION OF PURCHASE PAYMENTS

     Upon receipt of a Purchase Payment, it will be credited to the Subaccount designated by the Participant in the form of Units. The number of Units to be credited is determined by dividing the dollar amount allocated to the particular Subaccount(s) by the Unit value of that Subaccount for the Valuation Date for the Valuation Period on which the Purchase Payment is received. The number of Units shall not be changed by any subsequent change in the value of a Unit, but the dollar allocation value of a Unit will vary in amount depending upon the investment experience of the applicable Subaccount.

     Allocation instructions may be changed at any time by sending to MONY a correctly completed allocation form. Any change in allocations will be effective within 10 business days following receipt of the allocation form by MONY. If an allocation form is incorrectly completed, Purchase Payments will be credited in accordance with the most recent allocation form on record. MONY reserves the right to limit a Participant's right to change allocation instructions to four times a calendar year.

DETERMINATION OF UNIT VALUE

     The Unit value for each of the Subaccounts was established at $10 for the first Valuation Date. The Unit value for a Subaccount for any subsequent Valuation Date is determined by subtracting (b) from (a) and dividing the result by (c), where

     (a) is the aggregate net asset value on the Valuation Date of all investments by the Subaccount in the series of Diversified Investors Portfolios or the Calvert Series in which the Subaccount invests, and

     (b) is the mortality and expense risk charge accrued as of that Valuation Date, and

     (c) is the total number of Units held in the Subaccount on the Valuation Date before the purchase or redemption of any Units on that Date.

                                 DEATH BENEFIT

     Under a Section 403(b), Section 457 and Section 408(IRA) Contract, if a Participant dies before the Annuity Purchase Date (See "Annuity Purchase Date" on page 21), the value of his/her Accumulation Account will be paid to the beneficiary in a lump sum. If the beneficiary is under the age of 75 at the time of the Participant's death, the beneficiary may elect to have this lump sum applied to provide a Fixed Annuity. A lump sum payment to some extent may be taxed as ordinary income to the beneficiary in the year received. A beneficiary should consider the possible tax advantages to electing an annuity. (See "Section 403(b) Annuities" on page 25). Under a Section 401(a) and/or Section 401(k) Contract, however, the underlying tax-qualified Plan is generally required to provide that in the case of a married Participant, a survivorship annuity death benefit will be paid to the surviving spouse if the Participant dies prior to retirement. In each case involving a Section 401(a) and/or Section 401(k) Contract, reference must be made to the underlying Plan for particulars.

     If the Participant dies before the Annuity Purchase Date, his/her entire interest must generally be distributed within five (5) years after the date of death, or if payable to a designated beneficiary must be annuitized over the life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, within one year after the date of death. If the beneficiary is the Participant's spouse, distributions are not required to be made until the April 1st after the end of the calendar year in which the Participant would have attained age 70 1/2; if the spouse dies before distributions begin, the rules discussed above will apply as if the spouse were the Participant (owner).

     If a lump sum payment is elected, the Accumulation Account value will be determined on the Valuation Date for the Valuation Period in which a certified copy of the death certificate evidencing the Participant's death is received by MONY. If a Fixed Annuity is elected, the Accumulation Account value will be determined on the Valuation Date for the Valuation Period of the beneficiary's Annuity Purchase Date. For Section 401(a) and/or Section 401(k) and NQDC Contracts, the underlying Plan should be consulted to determine the options available.

     For NQDC Contracts, the remaining value will be paid to a designated beneficiary. If no such beneficiary is so designated or in existence, the remaining value will be paid in the following order: Participant's (1) spouse,
(2) children, (3) parents, (4) siblings and (5) estate.

     For all Contracts except NQDC Contracts, the death benefit is guaranteed to be not less than the total amount of all contributions, less any withdrawals, made by the Participant.

                   REDEMPTION DURING THE ACCUMULATION PERIOD

     For Section 403(b), Section 457 and Section 408(IRA) Contracts and subject to applicable federal tax law restrictions, a Participant at any time during his/her Accumulation Period and prior to his/her death may redeem all or a portion of the Units credited to the Accumulation Account. There is no redemption charge. (See "Federal Tax Status" on page 25.)

     The Accumulation Account value redeemed or the Units remaining after a partial redemption will be determined on the Valuation Date for the Valuation Period in which a written request for a redemption on a form approved by MONY is received by MONY. The Accumulation Account will be reduced by the lesser of the number of Units obtained by dividing the amount of the redemption request by the Unit value for that day or the number of Units remaining in the Accumulation Account.

     A full or partial redemption payment will be made within seven days after receipt of the written request. A request for a partial redemption must specify the Subaccount(s) from which the partial withdrawal is to be made. Payment may be postponed as permitted by the 1940 Act. Currently, deferment is permissible only when the New York Stock Exchange is closed or trading is restricted, when an emergency exists as a result of which disposal of the interests in Diversified Investors Portfolios or Calvert Series held by Keynote is not reasonably practicable or it is not reasonably practicable to determine fairly the value of these assets, or when the SEC has provided for such deferment for the protection of Participants.

     A withdrawal will generally have federal income tax consequences which may include penalties. (See "Federal Tax Status" on page 25.)

     With respect to Section 401(a) and Section 401(k) or NQDC Contracts, the ability to withdraw funds during the Accumulation Period is generally more limited; however, in each instance the underlying Plan document should be consulted to determine what options, if any, are available.

            RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM

     The Teacher Retirement System of Texas permits Participants in the Texas Optional Retirement Program ("ORP") to redeem their interest in a variable annuity contract issued under the ORP only upon termination of employment in the Texas public institutions of higher education, retirement or death. Accordingly, a Participant in the ORP will be required to obtain a certificate of termination from his/her employer before he/she can redeem his/her Accumulation Account.

                                PAYMENT OPTIONS

     With respect to Section 403(b), Section 457 and Section 408(IRA) Contracts, unless a Fixed Annuity as described at page 22 is elected, payment to the Participant shall be made at the end of his/her Accumulation Period in a lump sum calculated in the same manner as if a total withdrawal request of one's Accumulation Account had been received by MONY on his/her Annuity Purchase Date. (See above for, "Redemption During the Accumulation Period".) However, Section 401(a) and Section 401(k) and NQDC Contracts provide the funding for the Plans and reference to the particular Plan must be made in each case for details. For example, tax-qualified Plans must generally provide by law that in the case of a married Participant who does not properly elect otherwise, retirement annuity benefits will be paid in the form of a contingent annuity with a survivorship annuity benefit for his surviving spouse at least equal to 50% of the amount which would have been payable if the Participant were living. For NQDC Contracts, the employer may also provide for installment payments without the purchase of an annuity.

ANNUITY PURCHASE DATE

     The Annuity Purchase Date is the first day of the month coincident with or following the receipt by MONY of written notice, submitted through the Participant's employer, of the Participant's retirement (i.e., the termination of employment with his/her employer). Subject to the terms of the Plan, a Participant may elect to retire at any time and receive annuity benefits. As a general rule, benefits must begin no later than April 1 of the calendar year following the year in which the Participant attains age 70 at which time an election to receive an annuity or lump sum benefit must be made.

     In the case of a beneficiary who elects a Fixed Annuity, the Annuity Purchase Date will be the first day of the month following receipt by MONY of the election of a Fixed Annuity; however, if any election is received during the last 15 days of a month, the Annuity Purchase Date will be the first day of the second month after receipt of the election.

     For Section 408(IRA) Contracts, the Annuity Purchase Date is the date the annuity first begins under the terms of the IRA Contract.

FIXED ANNUITY

     Fixed Annuity payments are not made from Keynote but are made from the general account of MONY which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, Fixed Annuity payments and interests in the general account have not been registered under the Securities Act of 1933, nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. The SEC staff has not reviewed the disclosures in this Prospectus that relate to the Fixed Annuity payments and interests in the general account. Disclosures regarding Fixed Annuity payments and the general account in this Prospectus, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     A Fixed Annuity may not be elected if the initial monthly payment under the form elected would be less than $20. Fixed Annuity payments will be made monthly unless the annuitant elects to receive payments annually, semi-annually or quarterly. Any such election must be made at the same time that the annuitant elects to receive a Fixed Annuity and cannot be changed during the annuity period. Once a Fixed Annuity takes effect, it may not be redeemed, surrendered or changed to any other form of annuity.

FIXED ANNUITY OPTIONS

     The following Fixed Annuity options may be available:

    (i) Life Annuity -- Annuity payments will be made during the lifetime of the annuitant. It would be possible for the annuitant to receive no annuity payment if he/she died prior to the date of the first annuity payment.

    (ii) Life Annuity With Period Certain -- Annuity payments will be made during the lifetime of the annuitant with the guarantee that if the annuitant dies before a period certain elected, the beneficiary will receive payments for the duration of the period. The period certain may be any number of years between 5 and 20 inclusive.

   (iii) Specified Fixed Period Annuity -- Annuity payments will be made for a specified fixed period elected by the annuitant. If the annuitant dies during the specified fixed period, the annuity payments for the remainder of the period will be paid to the beneficiary. No annuity payments are made after the expiration of the specified fixed period even if the annuitant survives. The specified fixed period may be for any number of years between 10 and 30 years inclusive.

    (iv) Contingent Annuity -- Annuity payments will be made during the joint lifetimes of the annuitant and a designated second person ("contingent annuitant") with payments continued during the remaining lifetime of the contingent annuitant. Annuity payments to the contingent annuitant may be made in the same amount paid while both annuitants lived or a lesser percentage of this amount. For Section 401(a) and/or Section 401(k) Contracts, in the absence of a proper election by the Participant, a contingent annuity with a survivorship annuity benefit for the surviving spouse at least equal to 50% of the amount which would have been payable if the Participant were living will be the normal form of benefit.

         If the contingent annuitant dies before the first annuity payment to the annuitant, the contingent annuity election will be void and the annuitant will receive a Life Annuity. If the contingent annuitant dies after the first annuity payment to the annuitant, but before the death of the annuitant, annuity payments under the Contingent Annuity election will be made to the annuitant during his/her lifetime. If the annuitant and the contingent annuitant die before the date of the first annuity payment, no annuity payments will be made.

    (v) Contingent Annuity With Period Certain -- Annuity payments will be made during the joint lifetimes of the annuitant and a designated second person ("contingent annuitant"). Annuity payments to the contingent annuitant may be in the same amount as paid to the annuitant or a lessor percentage of that amount and will be made for a period certain of any number of years between 5 and 20 years inclusive.

     The Life Annuity With Period Certain and the Specified Fixed Period Annuity may only be elected for a number of years that will not exceed an annuitant's life expectancy. The annuity benefit option elected by the Participant will affect the level of annuity payments the Participant will receive. The longer annuity payments are projected to continue based upon actuarial possibilities, the lower annuity payments will be.

     The annuity purchase rates for these Fixed Annuity benefits shall not exceed, during the first 10 years of the Contracts, the maximum rates set forth in the Contracts. Thereafter, the annuity purchase rate will be the rate declared by MONY for all Fixed Annuity benefits purchased under the applicable Contract in the same Contract Year in which the Annuity Purchase Date occurs. The guaranteed level of Fixed Annuity payments will be determined based upon (i) a Participant's Accumulation Account value on the Annuity Purchase Date, (ii) the applicable annuity purchase rate on the Annuity Purchase Date which will reflect the age of the Participant and (iii) the type of Fixed Annuity option elected.

PAYMENTS TO A BENEFICIARY FOLLOWING THE ANNUITANT'S DEATH

     If any annuity payment is payable to the beneficiary after the death of an annuitant on or after his/her Annuity Purchase Date but during a period certain, it shall be payable as each payment becomes due to the beneficiary. If the benefit is payable to more than one beneficiary, it shall be paid in equal shares to such beneficiaries, the survivors or survivor, unless the annuitant has elected otherwise. Upon the death of the last surviving beneficiary, MONY shall pay the commuted value of any remaining payments in a lump sum cash payment to the estate of such last surviving beneficiary in lieu of any further income payments.

     The annuitant's beneficiary may direct in writing to MONY that any income payable after the death of the annuitant or contingent annuitant be terminated and a single commuted value be paid to the beneficiary. The commuted values referred to above shall be based upon the value of the payments for the balance of the period certain determined as of the date MONY receives written notice of the beneficiary's election to receive the commuted value on the basis of the interest rate (compounded annually) inherent in the annuity purchase rate applied to provide the annuitant's Fixed Annuity.

                                 VOTING RIGHTS

     The assets held in the Subaccounts of Keynote will be invested in the corresponding series of Diversified Investors Portfolios or the Calvert Series. MONY is the legal holder of these interests and shares held in a Subaccount and as such has the right to vote to elect the governing Boards of Diversified Investors Portfolios and the Fund, to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund, and to vote upon any other matter that may be voted upon at a shareholders' meeting. To the extent required by law, MONY will vote at regular and special shareholder meetings in accordance with the instructions received from Contractholders, IRA Contractholders and NQDC Contractholders. The record date for any such vote shall be selected by the governing Boards of Diversified Investors Portfolios or the Calvert Series. MONY will furnish Contractholders, IRA Contractholders and NQDC Contractholders with the proper forms to enable them to give it these instructions.

     Each Contractholder, IRA Contractholder and NQDC Contractholder will have the equivalent of one vote per $100 of the dollar value of the Accumulation Accounts in a Contract held in each Subaccount of Keynote, with fractional votes for amounts less than $100. These votes, represented as votes per $100 of Accumulation Account value in each Subaccount of Keynote, are converted into a proportionate number of votes in beneficial interests in a series of Diversified Investors Portfolios or shares of the Calvert Series. Interests held in each Subaccount for which no timely instructions from Contractholders, IRA Contractholders or NQDC Contractholders are received will be voted by MONY in the same proportion as those interests in that Subaccount for which instructions are received. Should applicable federal securities laws or regulations permit, MONY may elect to vote in its own right.

     A Participant will have the right to instruct the Contractholder, IRA Contractholder or NQDC Contractholder with respect to interests in the series of Diversified Investors Portfolios or the Calvert Series attributable to his/her portion of the Accumulation Account held in each Subaccount of Keynote. Each Participant under the Contract shall receive a statement of the amount attributable to his/her participation in each Subaccount of Keynote and stating his/her right to instruct the Contractholder as to how to vote such interest. MONY will provide voting instruction materials to the Contractholder, IRA Contractholder or NQDC Contractholder and to the Participants.

     The Contractholder, IRA Contractholder and NQDC Contractholder shall provide voting instructions to MONY with respect to interests attributable to the Accumulation Account values held in a Subaccount in accordance with instructions received by Participants. For interests for which no timely instructions from Participants are received, the Contractholder, IRA Contractholder or NQDC Contractholder will instruct MONY to vote these interests in the same proportion as those shares for which instructions from Participants are received.

     Matters on which the Contractholder, IRA Contractholder or NQDC Contractholder may give voting instructions include the following: (1) election of the governing Boards Diversified Investors Portfolios or the Fund; (2) ratification of the independent accountant of Diversified Investors Portfolios or the Calvert Series; (3) approval of any change in the Investment Advisory Agreement or any Subadvisory Agreement for a series of Diversified Investors Portfolios or the Calvert Series corresponding to the Contractholder's, IRA Contractholder's or NQDC Contractholder's selected Subaccount(s); (4) any change in the fundamental investment policies of a series of Diversified Investors Portfolios or the Calvert Series corresponding to the Contractholder's, IRA Contractholder's or NQDC Contractholder's selected Subaccount(s); and (5) any other matter requiring a vote of the shareholders of Diversified Investors Portfolios or the Calvert Series. With respect to approval of the Investment Advisory Agreements or Subadvisory Agreements or any change in a fundamental investment policy, Contractholders, IRA Contractholders and NQDC Contractholders participating in that Subaccount will vote separately on the matter pursuant to the requirements of Rule 18f-2 under the 1940 Act.

     MONY may, if required by state insurance officials, disregard voting instructions if those instructions would require voting to cause a change in the subclassification or investment objectives or policies of one or more of the series of Diversified Investors Portfolios or the Calvert Series, or to approve or disapprove an investment adviser or principal underwriter for one or more series of Diversified Investors Portfolios or the Calvert Series. In addition, MONY may disregard voting instructions that would require changes in the investment objectives or policies of any series of Diversified Investors Portfolios or the Calvert Series or in an investment adviser or principal underwriter for Diversified Investors Portfolios or the Calvert Series, if MONY reasonably disapproves those changes in accordance with applicable federal regulations. If MONY disregards voting instructions, it will advise Contractholders, IRA Contractholders, NQDC Contractholders and Participants of that action and its reasons for the action in the next semiannual report to Contractholders, IRA Contractholders, NQDC Contractholders and Participants.

                         DISTRIBUTION OF THE CONTRACTS

     MSC will act as the principal underwriter and the distributor of the Contracts pursuant to an underwriting agreement, on behalf of Keynote, with Diversified Investors Portfolios and the Calvert Series. MSC will perform all sales, marketing and administrative functions relative to the Contracts which participate in Keynote, with certain exceptions in connection with the use of other authorized broker-dealers. MSC is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers. The Contracts are sold by individuals who are registered representatives of MSC and who are also licensed as insurance agents for the Company.

The Contracts may also be sold through registered representatives of other broker-dealers authorized by MSC and applicable law who may be insurance agents licensed by an insurance company other than MONY. Commissions and other expenses directly related to the sale of the Contracts will not exceed 8 percent of Purchase Payments. Additional expense allowance may be paid for other services not directly related to the sale of the Contracts. Such services include the training of personnel and the production of promotional literature.

                               FEDERAL TAX STATUS

     The ultimate effect of federal income taxes on Fixed Annuity payments and on the economic benefit to the Participant, annuitant, payee and beneficiary depends on the tax and employment status of the individual concerned.

     The discussion which follows on the treatment of MONY and of the Contracts under federal income tax law is general in nature, is based upon MONY's understanding of current federal income tax laws, and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax law or of the current interpretations by the Internal Revenue Service. No attempt is made to consider any applicable state or other tax laws. Each Contractholder, IRA Contractholder, NQDC Contractholders and Participant contemplating investment in the Contracts should consult a qualified tax adviser.

     Participants receiving large distributions (generally those in excess of $150,000 (as indexed) per year; or lump sum distributions in excess of $750,000 (as indexed)) from qualified retirement Plans, including those funded through
Section 401(a), Section 408(IRA) and Section 403(b) Contracts, may be subject to a 15% excise tax on their distributions in excess of a specified amount. The Small Business Job Protection Act of 1996 suspended the imposition of the excess distribution excise tax in 1997, 1998 and 1999. Finally, the Taxpayer Relief Act of 1997 has repealed the excise tax (and a related estate tax on excess retirement accumulations) for all subsequent years.

TAX TREATMENT OF MONY

     MONY is taxed as a life insurance company under Part I, Subchapter L of the Code. Investment income from the assets of Keynote are reinvested and taken into account in determining the value of Keynote. Under existing federal income tax law, the investment income of Keynote, including realized capital gains, is substantially not taxed to MONY.

TAXATION OF DIVERSIFIED INVESTORS PORTFOLIOS

     Diversified Investors Portfolios is organized as a New York trust. None of its series are subject to any income or franchise tax in the State of New York. Each of its series, since it is taxed as a partnership, is not subject to federal income taxation. MONY, as an investor in a series of Diversified Investors Portfolios, will be taxable on its share (as determined in accordance with the governing instruments of Diversified Investors Portfolios) of such series' ordinary income and capital gain in determining its income tax liability. The determination of such share will be made in accordance with the Code and regulations promulgated thereunder. See "Tax Treatment of MONY" above.

SECTION 403(b) ANNUITIES

     Purchase Payments made under a Contract meeting the requirements of Section 403(b) of the Code afford certain federal income tax benefits to employees of state educational organizations, and organizations which are tax-exempt under
Section 501(c)(3) of the Code.

     The employer may make contributions to the Contract or the employer may agree with the Participant that in return for employer contributions to the Contract, the Participant will take a reduction in salary or give up a salary increase. The agreement may not be changed with respect to earnings of the Participant while the agreement is in effect. The Participant can only make one agreement with his/her employer during the year, but the Participant may terminate the agreement at any time with respect to amounts not yet earned. No federal income tax is payable by the Participant on increases in the value of his/her Accumulation Account until payments are received by the Participant.

     Purchase Payments meeting the requirements of Sections 402(g), 403(b) and 415 of the Code are not includable in the gross income of the Participant at the time they are made. Under Sec-tion 402(g) of the Code, Purchase Payments made under a reduction in salary or a give up in salary increase agreement ("elective deferrals") are excluded from a Participant's gross income to the extent of the lesser of $10,500 (as indexed) or the Participant's exclusion allowance. The $10,500 (as indexed) limit will be reduced on a dollar for dollar basis by employee pre-tax elective deferrals made by that individual under a Section 401(k) Plan, a simplified employee pension plan, or other tax deferred annuity. Under Section 403(b) of the Code, Purchase Payments made under a reduction in salary or a give up in salary agreement and/or contributed by the employer are excluded from a Participant's gross income to the extent of the applicable "exclusion allowance". The "exclusion allowance" is equal to 20% of a Participant's includable compensation (taxable earnings) for the tax year, multiplied by the number of years of employment, reduced by the total of Purchase Payments made in prior tax years.

     When Fixed Annuity payments commence, or if the Participant obtains a partial or full redemption of the Units credited to his/her Accumulation Account under the Contract, the amount received will be includable as ordinary income in the year received, except that such portion of any amount received as is deemed to represent a return of Purchase Payments originally included as gross income made by the Participant will not be taxed. Full redemptions do not qualify for special capital gains treatment nor 5-year income averaging applicable to qualified plan lump sum distributions. However if a Participant makes a full redemption after attaining age 59 1/2 or on account of a separation from service, he/she may delay including the distribution in income by making a rollover transfer, subject to requirements set by the Code, to an Individual Retirement Account or another Section 403(b) annuity. A partial redemption of at least 50% of the balance to the credit of a Participant on account of a separation from service may be rolled over to an Individual Retirement Account, subject to requirements set by the Code.

     If the Participant receives any amount under the Contract, the Participant must pay an additional tax of 10% of the amount of the distribution includable in gross income for the taxable year. This additional tax shall not apply to distributions which are (1) made after the date on which the Participant attains age 59 1/2, (2) made to a beneficiary on or after the death of the Participant,
(3) attributable to the Participant's becoming permanently disabled, (4) made after separation from service in a series of substantially equal periodic payments made for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of the Participant and his beneficiary, (5) made to a Participant after separation of service after attainment of age 55,
(6) made to a Participant for medical care (not to exceed the amount deductible by the employee), or (7) paid to alternate payees under a qualified domestic relations order.

     Restrictions on Withdrawals of Elective Contributions. Effective January 1, 1989 and thereafter, any funds in the Participant's account balance other than funds attributable to assets held at the close of the last year beginning before January 1, 1989 will be restricted from withdrawal except upon attainment of age 59 1/2, separation from service, death, disability or hardship (hardship withdrawals are to be limited to the amount of the Participant's own contributions exclusive of earnings). However, any funds in the Participant's account balance attributable to employer contributions, if any, and the earnings thereon will not be restricted unless specifically provided for by the employer's plan.

     In tax years beginning after 1988, Section 403(b) Plans (other than church plans) will be subject to nondiscrimination and coverage requirements, as well as special rules with respect to minimum distributions.

SECTION 401(a) PLANS

     An employer maintaining a pension or profit sharing Plan which satisfies the requirements of Section 401(a) of the Code may make contributions to the Contract which are generally currently deductible by the employer and are not currently taxed to the Participants. The Code prescribes various limitations on the maximum amount which may be contributed on behalf of any Participant. Generally, annual contributions on behalf of a Participant may not exceed the lesser of $30,000 (as indexed) or 25% of such Participant's compensation. In the case of a 401(k) plan, the annual deferral limit for the Participant's elective contributions is $10,500 (as indexed). In addition, Participants may make after-tax contributions to the Contract if their Section 401(a) Plan permits.

     When Fixed Annuity payments commence, or if the Participant obtains a partial redemption of the units credited to his/her Accumulation Account under the Contract, the amount received will be includable as ordinary income in the year received, except that such portion of any amount received as is deemed to represent a return of Participant after-tax Purchase Payments will not be taxed. Full redemptions may qualify for special capital gains treatment or 5-year or 10-year income averaging if the payment constitutes a "lump sum distribution," as that term is defined in the Code and if certain conditions are met.

     The special five-year forward averaging is available to a recipient of a lump-sum distribution, received in a taxable year beginning before January 1, 2000, from a qualified retirement plan only if all these conditions are satisfied: (1) The distribution is received on or after the employee has reached age 59 1/2 (except for recipients making the ten-year forward averaging election for employees who reached age 50 before 1986); (2) the recipient elects special five-year forward averaging for the taxable year for all lump-sum distributions received during that taxable year; and (3) no lump-sum distribution from the same plan was rolled over tax-free into an IRA or another qualified plan.

     The rules governing rollovers of distributions from a Section 401(a) Plan are parallel to those dealing with distributions from Section 403(b) annuities. (If the Participant receives a direct distribution from the plan, automatic withholding of 20% will be made on the distribution -- even though it is rendered not currently taxable by the Participant's subsequent rollover or transfer of the gross amount to an IRA or another employer's plan. Alternatively, the Participant may avoid the automatic 20% withholding by directing the plan to transfer the amount involved directly to the IRA or another employer's qualified plan. See "Income Tax Withholding" below.) In addition, the 10% penalty on premature distributions from Section 403(b) annuities is also applicable to Section 401(a) Plan distributions.

SECTION 408 (IRA) CONTRACTS

     An individual, participating under a Contract which satisfies the requirements of Section 408 of the Code, may make contributions to the Contract. The Code prescribes various limitations on the maximum amounts which may be contributed by or on behalf of the Participant and on the deductibility of the contributions for federal income tax purposes. No federal income tax is payable by the Participant on increases in the value of his/her Accumulation Account until payments are received by the Participant.

     When Fixed Annuity payments commence, or if the Participant obtains a partial redemption of the units credited to his/her Accumulation Account under the Contract, the amount received will be includable as ordinary income in the year received, except that such portion of any amount received which is deemed to represent a return of Participant nondeductible Purchase Payments will not be taxed. Full or partial redemptions do not qualify for special capital gains treatment nor 10-year income averaging applicable to certain qualified plan distributions.

     If the Participant receives any amount under the Contract prior to attainment of age 59 1/2, the Participant must pay an additional excise tax of 10% of the amount of the distribution includable in gross income for the taxable year. The additional tax shall not apply to distributions which are (1) made to a beneficiary on or after the death of the Participant, (2) attributable to the Participant's becoming permanently disabled, (3) made in a series of substantially equal periodic payments made for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of the Participant and his/her beneficiary, (4) made for certain allowable medical care expenses, (5) made for certain "qualified higher education expenses" or (6) made as "qualified first time homebuyer distributions" (not to exceed $10,000 in the aggregate). Any full or partial redemption will not be includable in ordinary income if the Participant rolls over the distribution within 60 days to another IRA.

MINIMUM DISTRIBUTION REQUIREMENTS

     If the actual distributions from a qualified retirement plan, eligible state or local government deferred compensation plan or an IRA are less than the minimum required to be distributed commencing by April 1 in the calendar year following the year the Participant attains age 70 1/2 (or, in the case of a plan, the year of the Participant's retirement if still employed with the plan sponsor at that age.) (see "Annuity Purchase Date" on page 21), the difference is considered to be an excess accumulation and the IRS may impose a 50% excise tax on this excess amount.

SECTION 457 PLANS

     Section 457 of the Code allows employees of or independent contractors who furnish services to a state or local government to establish an eligible deferred compensation plan allowing the deferral of certain limited amounts of compensation by way of salary reduction. Generally, the annual deferral limit is the lesser of $8,000 (as indexed) or 33 1/3% of the Participant's includable compensation. There is a "catch-up" provision which may permit a Participant to defer a greater amount prior to retirement. State and local government includes a state, a political subdivision of a state, any agency or instrumentality of either of them, a tax-exempt rural electric cooperative or its tax-exempt affiliates. Contributions are based on a special definition of compensation and include any amounts contributed to a Section 403(b) tax sheltered annuity for determining the contribution limits. All amounts deferred and property bought with those amounts or income earned on those amounts remain the property of the employer and are subject to the claims of its general creditors. However, under the Small Business Job Protection Act of 1996 the assets of new eligible plans of state and local governments must be held in trust for the "exclusive benefit" of the Participant's (and their beneficiaries). Eligible plans existing before the enactment of this law must comply with the trust and "exclusive benefit" requirement by January 1, 1999. Distributions from a Section 457 plan are subject to Section 401(a)(9) of the Code in addition to the rules applicable under Section 457 of the Code and must begin no later than the April 1st of the calendar year following the year in which the participant attains age 70 1/2 (or, if later, the year in which he retires).

NON-QUALIFIED DEFERRED COMPENSATION CONTRACTS

     Taxed employers may establish a non-qualified deferred compensation arrangement funded by non-qualified deferred compensation contracts allowing the deferral of compensation through salary reduction. Such plans include, but are not limited to, excess benefit plans, plans maintained by an employer primarily for a select group of management or highly compensated employees, as well as rabbi and secular trusts. Taxed employers for these non-qualified deferred compensation plans include corporations, partnerships, S corporations and any of their affiliates or subsidiaries. Contributions are determined on the plan's definition of compensation. All amounts deferred by employees and any income earned thereon remain the property of the employer and are subject to the claims of its general creditors. In-service withdrawals from non-qualified deferred compensation plans may be permitted for reasons of hardship under certain conditions as specified in the plans. Distributions from these plans are permitted when the Participant terminates employment, becomes permanently disabled, retires, dies or as otherwise specified in the plan. As a general rule, the Participant is subject to taxation upon receipt of the funds, and there is usually no tax consequences to the employer, i.e., no deduction is available for an employee's salary reduction agreement until paid out.

     Such non-qualified deferred compensation arrangements for taxable employers may be funded by either a Keynote Contract alone or by a Keynote Contract in combination with a Fixed Annuity Contract.

INCOME TAX WITHHOLDING

     Unless the Participant or payee elects to have no withholding, the taxable portion of distributions under a Contract will be subject to income tax withholding under federal and certain state laws. MONY will notify recipients of taxable distributions under a Contract of their right to elect not to have withholding apply.

     For NQDC Contracts, Form W-2 withholding by the employer may be required.

     Effective January 1, 1992, distributions from qualified retirement plans and Section 403(b) Contracts, other than individual retirement arrangements ("IRAs"), generally will be subject to mandatory federal income tax withholding unless they either are:

          1. Part of a series of substantially equal periodic payments (at least annually) for the participant's life or life expectancy, the joint lives or life expectancies of the participant and his/her beneficiary, or a period certain of not less than 10 years, or

          2. Required by the Code upon the participant's attainment of age 70 1/2 or death.

     Such withholding will apply even if the distribution is rolled over into another qualified plan including an IRA. The withholding can be avoided if the participant's interest is directly transferred by the old plan to another eligible qualified plan including an IRA. A direct transfer to the new plan can be made only in accordance with the terms of the old plan. If withholding is not avoided, the amount withheld may be subject to income tax and penalties unless an equivalent amount is also rolled over into an IRA.

     Pursuant to Revenue Ruling 90-24 of the Code, an exchange of a Section 403(b) annuity contract for another Section 403(b) annuity contract may qualify as a tax-free exchange.

                                PERFORMANCE DATA

     From time to time the performance of one or more of the Subaccounts may be advertised. The performance data contained in these advertisements is based upon historical earnings and is not indicative of future performance. The data for each Subaccount reflects the results of the corresponding series of Diversified Investors Portfolios or the Calvert Series and recurring charges and deductions borne by or imposed on the Subaccount and on the corresponding series of the Diversified Investors Portfolios or the Calvert Series. Set forth below for each Subaccount is the manner in which the data contained in such advertisements will be calculated.

     Money Market Subaccount. The performance data for this Subaccount will reflect the "yield", "effective yield" and "total return". The "yield" of the Subaccount refers to the income generated by an investment in the Subaccount over the seven day period stated in the advertisement. This income is "annualized", that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The total return is calculated as shown below.

     Intermediate Government Bond, Core Bond, Balanced, Value & Income, Equity Growth and Calvert Series Subaccounts. The performance data for these Subaccounts will reflect the "yield" and "total return". The "yield" of each of these Subaccounts refers to the income generated by an investment in that Subaccount over the 30 day period stated in the advertisement and is the result of dividing that income by the value of the Subaccount. The value of each Subaccount is the average daily number of Units outstanding multiplied by the Unit Value on the last day of the period. The "yield" reflects deductions for all charges, expenses, and fees of both the Series and the Subaccount Variable. "average annual total return" for each of these Subaccounts and the Money Market Subaccount refers to the return a Contractholder would receive during the period indicated if a $1,000 Purchase Payment was made the indicated number of years ago. It reflects historical investment results less charges and deductions of both the Series and the Subaccount, with the distribution being made in cash rather than in the form of one of the settlement options, at the close of the period for which the "annualized total return" data is given.

     Total return is historical in nature and is not intended to indicate future performance. Total return will be quoted for the most recent one-year period, and the average annual total return will be quoted for the most recent five- and ten-year periods, or the period from the commencement of the public offering of the Contracts, if shorter. Actual total return quotations may also be advertised for other specified periods, such as calendar years and calendar quarters. Cumulative total return for periods of more than one year may also be quoted. These figures will be accompanied by the standard, average annual total return quotations.

     From time to time, any series of Diversified Investors Portfolios or the Calvert Series may provide information concerning general economic conditions and supply comparative performance data and rankings, with respect to comparable investments for the same period, for unmanaged market indices such as the Dow Jones Industrial Average and the Standard and Poor's 500, and from recognized independent sources such as Bank Rate Monitor, Money, Forbes, Barron's, Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Frank Russell Universe Data, Wiesenberger Investment Companies Service, Mutual Fund Values, Mutual Fund Forecaster, VARDS and Morningstar.

     In addition, reference may be made in advertisements to various indices including, without limitation, the Standard & Poor's 500 Stock Index, Salomon Brothers Broad Investment Grade Index and Lehman Brothers Government/Corporate Bond Index, and Russell Price Driven Index, in order to provide the reader a basis of comparison for performance.

                        DIVERSIFIED INVESTORS PORTFOLIOS

     Six Subaccounts of Keynote invest exclusively in corresponding series of Diversified Investors Portfolios. Diversified Investors Portfolios is a trust organized on September 1, 1993 under the laws of the State of New York and is registered under the 1940 Act as an open-end, diversified management investment company. The investment objectives of the series of Diversified Investors Portfolios currently available under the Contracts through such Subaccounts are as follows:

     Money Market Series: To provide liquidity and as high a level of income as is consistent with the preservation of capital, through investment in domestic and foreign U.S. dollar-denominated money market obligations with maturities of 397 days or less. An investor's interest in the Money Market Series is neither insured nor guaranteed by the U.S. Government.

     Intermediate Government Bond Series: To provide as high a level of current income as is consistent with preservation of capital, through investment in U.S. Government and U.S. Government agency and instrumentality securities with short and intermediate maturities, and high quality short-term obligations.

     Core Bond Series: To achieve the maximum total return through investment in investment grade debt securities, U.S. Government and U.S. Government agency and instrumentality securities, collateralized mortgage obligations guaranteed by these agencies or instrumentalities and high quality short-term obligations.

     Balanced Series: To provide a high total return consistent with a broad diversified mix of stocks, bonds and money market instruments.

     Value & Income Series: To provide a high level of current income through investment in a diversified portfolio of common stocks with relatively high current yields; capital appreciation is a secondary objective.

     Equity Growth Series: To provide a high level of capital appreciation through investment in a diversified portfolio of common stocks with potential for above-average growth in earnings; current income is a secondary objective.

     There can, of course, be no assurance that any series of Diversified Investors Portfolios will achieve its investment objectives.

                             CORE/FEEDER STRUCTURE

     Each Subaccount which invests in Diversified Investors Portfolios does so through a two tier, core/feeder fund structure in which each Subaccount invests in a corresponding series of Diversified Investors Portfolios.

     In addition to selling beneficial interests to such Subaccounts, Diversified Investors Portfolios may sell beneficial interests of its series to other insurance company separate accounts, mutual funds, collective investment vehicles or institutional investors. Such investors will invest in a series of Diversified Investors Portfolios on the same terms and conditions as the applicable Subaccount and will pay a proportionate share of the Series' expenses. However, the other investors investing in such series are not required to sell their shares at the same public offering price as the Subaccount due to variations in sales commissions and other operating expenses. Therefore, Contractholders should be aware that these differences may result in differences in returns experienced by investors in the different entities that invest in each series of Diversified Investors Portfolios.

     Smaller entities investing in a series of Diversified Investors Portfolios may be materially affected by the actions of larger entities investing in that series. For example, if a large fund withdraws from a series of Diversified Investors Portfolios, the remaining investors may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the affected series may become less diverse, resulting in increased portfolio risk. (However, this possibility also exists for any type of collective investment vehicle which has institutional or other large investors.) Also, investors with a greater pro rata ownership in a series of Diversified Investors Portfolios could have effective voting control of the operations of that series. Whenever a Subaccount is requested to vote on matters pertaining to a series of the Diversified Investors Portfolios (other than a vote to continue a series upon the withdrawal of an investor in the series), MONY, as the legal owner of all assets in the Subaccount, shall vote in accordance with the procedures set forth under "Voting Rights" at page 23, including, to the extent required by law, procedures through which MONY shall receive instructions with respect to such vote from Contractholders and/or Participants. Certain changes in the investment objectives, policies or restrictions of a series of Diversified Investors Portfolios may require that MONY withdraw a Subaccount's interest in that series. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the series). If securities are distributed, the Subaccount could incur brokerage or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Subaccount. Notwithstanding the above, there are other ways for Diversified Investors Portfolios to meet redemption requests from its investors, such as temporary borrowings.

                       INVESTMENT OBJECTIVES AND POLICIES

     Each of the Subaccounts described above seeks to achieve its investment objective by investing all of its assets in a corresponding series of Diversified Investors Portfolios, which is a diversified, open-end management investment company. The investment objective of each series of Diversified Investors Portfolios may be changed without the approval of the investors in that series, but not without written notice thereof to its investors (including a Subaccount) 30 days prior to implementing the change. MONY may withdraw the investment of a Subaccount from its corresponding series of Diversified Investors Portfolios on any Portfolio Business Day (see page 48). Upon any such withdrawal, MONY would consider what action might be taken, including the investment of all the assets of the Subaccount in another pooled investment entity having the same investment objective.

     Each series of Diversified Investors Portfolios has a different investment objective which it pursues through the investment policies described below. Since each series of Diversified Investors Portfolios has a different investment objective, each can be expected to have different investment results and be subject to different market and financial risks. See "Investment Techniques and Restrictions" herein and in the Statement of Additional Information for a description of the fundamental policies of each series of Diversified Investors Portfolios that cannot be changed without approval by the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of such series. Except as stated otherwise, all investment guidelines, policies and restrictions of each series described herein and in the Statement of Additional Information are non-fundamental.

     Each series of Diversified Investors Portfolios has a different portfolio turnover rate which is the percentage computed by dividing the lesser of portfolio purchases or sales by the average value of the series in each case excluding securities with maturities at the time of acquisition of one year or less. Brokerage expenses can be expected to be higher as a result of higher portfolio turnover rates. The rate of portfolio turnover is not a limiting factor when it is deemed appropriate to purchase or sell securities of a series.

     With respect to each series of Diversified Investors Portfolios, Diversified has contracted for certain investment advisory services with one or more subadvisers. Diversified and the subadviser(s) for a particular series of Diversified Investors Portfolios are referred to herein collectively as the "Advisers". There can be no guarantee that the investment objective of any of the series of Diversified Investors Portfolios will be met. The following sections describe the investment objective and policies of each series of Diversified Investors Portfolio currently available under the Contracts through Subaccounts.

     MONEY MARKET SERIES. The investment objective of the Money Market Series is to provide liquidity and as high a level of current income as is consistent with the preservation of capital. The Money Market Series invests in high quality short-term money market instruments. Securities in which the Money Market Series invests may not earn as high a level of current income as long-term or lower quality securities which generally have less liquidity, greater market risk and more fluctuation in market value.

     To achieve its investment objective, the Money Market Series invests in U.S. dollar-denominated short-term money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks and domestic branches and subsidiaries of foreign banks, and high quality commercial paper and other short-term corporate obligations, including those with floating or variable rates of interest. In addition, the Money Market Series may lend its portfolio securities, enter into repurchase agreements and reverse repurchase agreements, and invest in securities issued by foreign banks and corporations outside the United States. The Money Market Series reserves the right to concentrate 25% or more of its total assets in obligations of banks.

     In accordance with Rule 2a-7 under the 1940 Act, the Money Market Series will maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less and invest only in U.S. dollar-denominated securities determined in accordance with procedures established by the Board of Trustees of Diversified Investors Portfolios (the "Board of Trustees") to present minimal credit risks and which are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (an "NRSRO") (or one NRSRO if the instrument was rated by only one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Board of Trustees (collectively, "Eligible Securities").

     Eligible Securities include "First Tier Securities" and "Second Tier Securities." First Tier Securities include those that possess a rating in the highest category in the case of a single-rated security or at least two ratings in the highest rating category in the case of multiple-rated securities or, if the securities do not possess a rating, are determined to be of comparable quality by the Advisers pursuant to the guidelines adopted by the Board of Trustees. All other Eligible Securities are Second Tier Securities. The Money Market Series will invest at least 95% of its total assets in First Tier Securities.

     The NRSROs currently rating instruments of the type the Money Market Series may purchase are Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc., Fitch Investors Service, Inc., IBCA Limited, IBCA Inc. and Thomson BankWatch, Inc., and their rating criteria are described in the Appendix to the Statement of Additional Information. The Statement of Additional Information contains further information concerning the rating criteria and other requirements governing the Money Market Series' investments, including information relating to the treatment of securities subject to a tender or demand feature and securities deemed to possess a rating based on comparable rated securities of the same issuer.

     In addition, the Money Market Series will not invest more than 5% of its total assets in the securities (including the securities collateralizing a repurchase agreement) of, or subject to puts (including letters of credit, guaranties or other credit support) issued by, a single issuer, except that (i) the Money Market Series may invest more than 5% of its total assets in a single issuer for a period of up to three business days in certain limited circumstances, (ii) the Money Market Series may invest in obligations issued or guaranteed by the U.S. Government without any such limitation, and (iii) the limitation with respect to puts does not apply to unconditional puts if no more than 10% of the Money Market Series' total assets is invested in securities issued or guaranteed by the issuer of the unconditional put. Investments in Second Tier Securities will be limited to 5% of the Money Market Series' total assets, with the investment in any one such issuer being limited to no more than the greater of 1% of the Money Market Series' total assets or $1,000,000. As to each security, these percentages are measured at the time the Money Market Series purchases the security.

     The Money Market Series seeks to achieve its investment objective through investments in the following types of U.S. dollar-denominated money market instruments.

     BANK OBLIGATIONS. The Money Market Series may invest in U.S. dollar-denominated certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by banks. Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Such instruments include Yankee Certificates of Deposit, which are certificates of deposit denominated in U.S. dollars and issued in the United States by the domestic branch of a foreign bank. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Money Market Series are not insured by the Federal Deposit Insurance Corporation or any other agency of the U.S. Government. The Money Market Series will not invest more than

     10% of the value of its net assets in time deposits maturing in longer than seven days and other instruments which are illiquid or not readily marketable. The Money Market Series may also invest in certificates of deposit and time deposits issued by foreign banks outside the United States.

     The Money Market Series may also invest in bankers' acceptances and other short-term obligations. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations which have either fixed, floating or variable interest rates.

     To the extent the Money Market Series' investments are concentrated in the banking industry, the Money Market Series will have correspondingly greater exposure to the risk factors which are characteristic of such investments. Sustained increases in interest rates can adversely affect the availability or liquidity and cost of capital funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. In addition, the value of and the investment return on investments in the Money Market Series could be affected by economic or regulatory developments in or related to the banking industry, which industry also is subject to the effects of the concentration of loan portfolios in leveraged transactions and in particular businesses, and competition within the banking industry, as well as with other types of financial institutions. The Money Market Series, however, will seek to minimize its exposure to such risks by investing only in debt securities which are determined to be of high quality.

     U.S. GOVERNMENT AND AGENCY SECURITIES. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. The Money Market Series will invest in such securities only when the Advisers are satisfied that the credit risk with respect to the issuer is minimal. The Money Market Series itself, and its share price and yield, are not guaranteed by the U.S. Government. For additional information on U.S. Government securities, see "Diversified Investors Portfolios" in the Statement of Additional Information.

     COMMERCIAL PAPER. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Money Market Series will consist only of U.S. dollar-denominated direct obligations issued by domestic and foreign entities. The other corporate obligations in which the Money Market Series may invest consist of high quality, U.S. dollar-denominated short-term bonds and notes issued by domestic corporations.

     The Money Market Series may invest in commercial paper issued by major corporations in reliance on the exemption from registration afforded by
     Section 3(a)(3) of the Securities Act of 1933, as amended (the "1933 Act"). Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited.

     UNSECURED PROMISSORY NOTES. The Money Market Series also may purchase unsecured promissory notes ("Notes") which are not readily marketable and have not been registered under the

     1933 Act, provided such investments are consistent with the Money Market Series' investment objective. The Notes purchased by the Money Market Series will have remaining maturities of 13 months or less and will be deemed by the Board of Trustees of Diversified Investors Portfolios, or by the Advisers on its behalf, to present minimal credit risks and will meet the quality criteria set forth above. The Money Market Series will invest no more than 10% of its net assets in such Notes and in other securities that are not readily marketable (which securities would include floating and variable rate demand obligations as to which the Money Market Series cannot exercise the demand feature described in the Statement of Additional Information and as to which there is no secondary market).

     RESTRICTED SECURITIES. The Money Market Series may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be illiquid and, thus, the Money Market Series may not purchase them to the extent that more than 10% of the value of its net assets would be invested in illiquid securities. However, if a substantial market of qualified institutional buyers develops pursuant to Rule 144A under the 1933 Act for such securities held by the Money Market Series, the Money Market Series intends to treat such securities as liquid securities in accordance with procedures approved by the Board of Trustees of Diversified Investors Portfolios. To the extent that for a period of time, qualified institutional buyers cease purchasing such restricted securities pursuant to Rule 144A, the Money Market Series' investing in such securities may have the effect of increasing the level of illiquidity in the Money Market Series during such period.

     REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS. Repurchase agreements involve the acquisition by the Money Market Series of an underlying debt instrument subject to an obligation of the seller to repurchase, and the Money Market Series to resell, the instrument at a fixed price, usually not more than one week after its purchase. The Money Market Series or a sub-custodian will have custody of securities acquired by the Money Market Series under a repurchase agreement.

     Repurchase agreements may be entered into for the Series with sellers which are usually member banks of the Federal Reserve System or member firms of the New York Stock Exchange (or a subsidiary thereof). Such transactions afford an opportunity for the Series to earn a return on available cash with minimal market risk. Certain costs may be incurred by the Money Market Series in connection with the sale of the securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, realization on the securities by the Money Market Series may be delayed or limited. The Money Market Series will consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements. Repurchase agreements are considered collateralized loans under the 1940 Act.

     The Money Market Series may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage. One means of borrowing is by agreeing to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). At the time the Money Market Series enters into a reverse repurchase agreement it will place in a segregated custodial account cash, U.S. Government securities or high-grade debt obligations having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Money Market Series may decline below the repurchase price of those securities.

     FOREIGN SECURITIES. The Money Market Series may invest in U.S. dollar-denominated foreign securities issued outside the United States, such as obligations of foreign branches and subsidiaries of domestic banks and foreign banks, including Eurodollar certificates of deposit, Eurodollar time deposits and Canadian time deposits, commercial paper of Canadian and other foreign issuers, and U.S. dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their agencies or instrumentalities. Foreign securities may represent a greater degree of risk than do securities of domestic issuers due to possible exchange rate fluctuations, possible exchange controls, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions (including possible withholding taxes), changes in governmental administration or economic or monetary policy (in the United States or abroad), war or expropriation. For a complete description of foreign securities the Money Market Series may purchase, see "Diversified Investors Portfolios -- Investment Policies" in the Statement of Additional Information.

     CERTAIN OTHER OBLIGATIONS. In order to allow for investments in new instruments that may be created in the future, upon MONY supplementing this Prospectus, the Money Market Series may invest in obligations other than those listed previously, provided such investments are consistent with the investment objective, policies and restrictions of the Money Market Series.

     The Statement of Additional Information includes a discussion of additional investment techniques such as zero coupon obligations, variable rate and floating rate securities, participation interests, guaranteed investment contracts and when-issued and forward commitment securities. The Statement of Additional Information also includes a discussion of non-fundamental investment policies, as well as a listing of specific investment restrictions which constitute fundamental policies of the Money Market Series and which cannot be changed without the approval of the holders of a "majority of the outstanding voting securities" (as defined in the 1940
     Act) of the Money Market Series. See "Diversified Investors
     Portfolios -- Investment Restrictions" in the Statement of Additional Information.

     INTERMEDIATE GOVERNMENT BOND SERIES. The investment objective of the Intermediate Government Bond Series is to provide as high a level of current income as is consistent with the preservation of capital. The yield of the Intermediate Government Bond Fund Series normally is expected to be higher than a money market fund but lower than a longer-term or lower quality bond fund. The Intermediate Government Bond Series pursues its investment objective by investing in U.S. Government obligations and high quality short-term obligations (including repurchase agreements and reverse repurchase agreements).

     The Advisers attempt to maintain the Intermediate Government Bond Series' "duration" between one and five years, which means that the Intermediate Government Bond Fund Series' overall sensitivity to interest rates should be similar to that of bonds and notes with remaining average maturities from one to five years. The Intermediate Government Bond Series' dollar-weighted average maturity (or dollar-weighted average life in the case of mortgage-backed securities) may be longer than four years from time to time, but will not exceed ten years under normal conditions. The Intermediate Government Bond Series may hold individual securities with remaining maturities of up to thirty years.

     Since the value of fixed income securities generally fluctuates inversely with changes in interest rates, the duration of the Intermediate Government Bond Series will vary to reflect the Advisers' assessments of prospective changes in interest rates. The Advisers' strategy will be to adjust the duration of the Intermediate Government Bond Fund Series so that the Intermediate Government Bond Series may benefit from relative price appreciation when interest rates decline and may protect capital value when interest rates rise. The success of this strategy will depend on the Advisers' ability to manage the Intermediate Government Bond Fund Series through changes in interest rates, and there is a risk that the value of the securities held by the Intermediate Government Bond Series will decline.

     The following is a discussion of the various investments of and techniques employed by the Intermediate Government Bond Series. Additional information about the investment policies of the Intermediate Government Bond Series appears under "Diversified Investors Portfolios" in the Statement of Additional Information.

     U.S. GOVERNMENT AND AGENCY SECURITIES. The Intermediate Government Bond Series may invest in U.S. Government securities. See "U.S. Government and Agency Securities" above under Money Market Series.

     The Intermediate Government Bond Series may invest a portion of its assets in short-term U.S. Government securities with remaining maturities of one year or less and repurchase agreements relating thereto. When the Advisers believe market conditions warrant a temporary defensive position, the Intermediate Government Bond Series may invest up to 100% of its assets in these instruments.

     SHORT-TERM INSTRUMENTS. Cash, commercial paper, short-term obligations, repurchase agreements or other forms of debt securities may be held to provide a reserve for future purchases of securities during periods of unusual market conditions or in order to reduce volatility, or as a temporary defensive measure when the Advisers determine securities markets to be overvalued. The Intermediate Government Bond Series limits its short-term investments to those U.S. dollar-denominated instruments which are determined by or on behalf of the Board of Trustees to present minimal credit risks and which are of "high quality" as determined by a major rating service or, in the case of instruments which are not rated, are of comparable quality pursuant to procedures established by the Board of Trustees. Investments in high quality short-term instruments may, in many circumstances, result in a lower yield than would be available from investments in instruments with a lower quality or longer term.

     REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS. Repurchase agreements and reverse repurchase agreements may be entered into for the Intermediate Government Bond Series. See "Repurchase Agreements and Reverse Repurchase Agreements" under Money Market Series.

     The Intermediate Government Bond Series may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage.

     RESTRICTED SECURITIES. The Intermediate Government Bond Series may not invest more than 15% of its net assets in securities that are subject to legal or contractual restrictions on resale unless a dealer or institutional trading market in such securities exists, in which case such restricted securities would be considered exempt from such 15% limit. Under the supervision of the Board of Trustees, the Advisers determine the liquidity of restricted securities and, through reports from the Advisers, the Board of Trustees will monitor trading activity in restricted securities. Because Rule 144A is relatively new, it is not possible to predict how these markets will develop. If institutional trading in restricted securities were to decline, the liquidity of the Intermediate Government Bond Series could be adversely affected. See "Restricted Securities" above under Money Market Series.

     OPTIONS AND FUTURES CONTRACTS. The Intermediate Government Bond Series may buy and sell options and futures contracts to manage its exposure to changing interest rates and securities prices. Some options and futures strategies, including selling futures, buying puts, and writing calls, hedge the Intermediate Government Bond Series' investments against price fluctuations. Other strategies, including buying futures, writing puts and buying calls, tend to increase market exposure. The Intermediate Government Bond Series may invest in options (including over-the-counter options) and futures contracts based on any type of security or index related to its investments.

     Options and futures can be volatile investments, and involve certain risks. If the Advisers apply a hedge at an inappropriate time or judge interest rates incorrectly, options and futures strategies may lower the Intermediate Government Bond Series' return. The costs of hedging are not reflected in the Intermediate Government Bond Series' yield but are reflected in the Intermediate Government Bond Series' total return. The Intermediate Government Bond Series' could also experience losses if its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market.

     The Intermediate Government Bond Series currently does not intend to engage in the writing of options, except for the purpose of terminating an existing position or under the limited circumstances described under "Diversified Investors Portfolios" in the Statement of Additional Information. Nevertheless, the Intermediate Government Bond Series has the authority to write options and may do so in the future if the Advisers determine that such transactions are in the best interests of the Intermediate Government Bond Series.

     DELAYED DELIVERY TRANSACTIONS. In order to help ensure the availability of suitable securities for the Intermediate Government Bond Series, the Advisers may purchase securities for the Interme-diate Government Bond Series on a "when-issued" or on a "forward delivery" basis, which means that the obligations would be delivered to the Intermediate Government Bond Series at a future date beyond customary settlement time. Under normal circumstances, the Intermediate Government Bond Series would take delivery of such securities. In general, the Intermediate Government Bond Series would not pay for the securities until they are received, and would not start earning interest on the obligations until the contractual settlement date. While awaiting delivery of the obligations purchased on such basis, the Intermediate Government Bond Series would establish a segregated account consisting of cash, cash equivalents or high grade liquid debt securities equal to the amount of its commitments to purchase "when-issued" securities. An increase in the percentage of the Intermediate Government Bond Series' assets committed to the purchase of securities on a "when-issued" basis may increase the volatility of its net asset value.

     OTHER INVESTMENTS AND INVESTMENT TECHNIQUES. The Intermediate Government Bond Series may also utilize the following investments and investment techniques and practices: investments in foreign securities, options on futures contracts, foreign currency exchange transactions, options on foreign currencies. The Intermediate Government Bond Series does not intend to utilize any of these investment practices to the extent of more than 5% of its assets. See "Diversified Investors Portfolios" in the Statement of Additional Information for further information.

     CORE BOND SERIES. The investment objective of the Core Bond Series is to achieve the maximum total return. The Core Bond Series' yield normally is expected to be higher than a money market fund but lower than a longer-term or lower quality bond fund. The Core Bond Series pursues its investment objective by investing in investment grade debt securities, U.S. Government obligations, including U.S. Government agency and instrumentality obligations and collateralized mortgage obligations guaranteed by these agencies and high quality short-term obligations (including repurchase agreements and reverse repurchase agreements). At least 65% of the Series' assets is invested in U.S. Government securities, corporate bonds and short-term instruments.

     The Advisers attempt to maintain the Core Bond Series' "duration" between three and ten years, which means that the Core Bond Series' overall sensitivity to interest rates should be slightly more then that of bonds and notes with remaining average maturities from three to fifteen years. The Core Bond Series' dollar-weighted average maturity (or dollar-weighted average life in the case of mortgage-backed securities) may be longer than fifteen years from time to time, but will not exceed thirty years under normal conditions.

     Since the value of fixed income securities generally fluctuates inversely with changes in interest rates, the duration of the Core Bond Series will vary to reflect the Advisers' assessments of prospective changes in interest rates. The Advisers' strategy will be to adjust the duration of the Core Bond Series so that the Core Bond Series may benefit from relative price appreciation when interest rates decline and may protect capital value when interest rates rise. The success of this strategy will depend on the Advisers' ability to manage the Core Bond Series through changes in interest rates, and there is a risk that the value of the securities held by the Core Bond Series will decline.

     The following is a discussion of the various investments of and techniques employed by the Core Bond Series. Additional information about the investment policies of the Core Bond Series appears under "Diversified Investors Portfolios" in the Statement of Additional Information.

     U.S. GOVERNMENT AND AGENCY SECURITIES. The Core Bond Series may invest in U.S. Government securities. See "U.S. Government and Agency Securities" above under Money Market Series.

     The Core Bond Series may invest a portion of its assets in short-term U.S. Government securities with remaining maturities of one year or less and repurchase agreements relating thereto. When the Advisers believe market conditions warrant a temporary defensive position, the Core Bond Series may invest up to 100% of its assets in these instruments.

     CORPORATE BONDS. The Core Bond Series may purchase debt securities of United States corporations only if they carry a rating of at least Baa from Moody's or BBB from S&P or which, if not rated by these rating agencies, are judged by the Advisers to be of comparable quality. Securities rated Baa by Moody's or BBB by S&P may have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher grade securities. See the Appendix to the Statement of Additional Information for an explanation of these ratings.

     FOREIGN SECURITIES. The Core Bond Series may invest in securities of foreign issuers. The Core Bond Series' investments in unlisted foreign securities are subject to the overall restrictions applicable to investments in illiquid securities. Foreign securities may represent a greater degree of risk than do securities of domestic issuers due to possible exchange rate fluctuations, possible exchange controls, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions (including possible withholding taxes), changes in governmental administration or economic or monetary policy (in the United States or abroad), war or expropriation. Forward foreign currency exchange contracts may also be entered into for the purchase or sale of foreign currency solely for hedging purposes against adverse rate changes. A currency exchange contract allows a definite price in dollars to be fixed for foreign securities that have been purchased or sold (but not settled) for the Core Bond Series. Entering into such exchange contracts may result in the loss of all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. In addition, entering into such contracts means incurring certain transaction costs and bearing the risks of incurring losses if rates do not move in the direction anticipated.

     SHORT-TERM INSTRUMENTS. Cash, commercial paper, short-term obligations, repurchase agreements, bank certificates of deposit or other forms of debt securities may be held to provide a reserve for future purchases of securities, during periods of unusual market conditions or in order to reduce volatility, or as a temporary defensive measure when the Advisers determine securities markets to be overvalued. See "Short-Term Instruments" above under Intermediate Government Bond Series.

     REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS. The Core Bond Series may enter into repurchase agreements and reverse repurchase agreements. See "Repurchase Agreements and Reverse Repurchase Agreements" above under Money Market Series. The Core Bond Series may borrow Funds for temporary or emergency purposes, such as meeting larger then anticipated redemption requests, and not for leverage.

     RESTRICTED SECURITIES. The Core Bond Series may not invest more than 15% of its net assets in securities that are subject to legal or contractual restrictions on resale. See "Restricted Securities" above under Money Market Series.

     OPTIONS AND FUTURES CONTRACTS. The Core Bond Series may buy and sell options and futures contracts to manage its exposure to changing interest rates and securities prices. See "Options and Futures Contracts" above under Intermediate Government Bond Series. The Core Bond Series currently does not intend to engage in the writing of options, except for the purpose of terminating an existing position or under the limited circumstances described in the Statement of Additional Information. Nevertheless, the Core Bond Series has the authority to write options and may do so in the future if the Advisers determine that such transactions are in the best interests of the Core Bond Series.

     DELAYED DELIVERY TRANSACTIONS. In order to help ensure the availability of suitable securities for the Core Bond Series, the Advisers may purchase securities for the Core Bond Series on a "when-issued" or on a "forward delivery" basis, which means that the Securities would be delivered to the Core Bond Series at a future date beyond customary settlement times. See "Delayed Delivery Transactions" above under Intermediate Government Bond Series.

     OTHER INVESTMENTS AND INVESTMENT TECHNIQUES. The Core Bond Series may also utilize the following investments and investment techniques and practices: options on futures contracts and options on foreign currencies. The Core Bond Series does not intend to utilize any of these investments or techniques to the extent of more than 5% of its assets. See the Statement of Additional Information for further information.

     BALANCED SERIES. The investment objective of the Balanced Series is to provide a high total investment return consistent with a broad diversified mix of stocks, bonds and money market instruments. The Balanced Series pursues its investment objective by investing in a managed mix of common stocks (and/or equivalents including American Depository Receipts), preferred stocks, debt securities of U.S. domiciled corporations, U.S. government securities, commercial paper of U.S. corporations, and bank obligations. The Advisers will determine the proportions of each type of investment to achieve an asset mix they believe appropriate for an investor who desires diversification of investment. The Balanced Series will vary the proportion of each type of asset purchased according to the Advisers' interpretations of changes in economic conditions and the sensitivity of each type of investment to those changes. The Advisers seek to shift emphasis among stocks, bonds and short-term instruments to maximize participation in positive markets and preservation of capital in negative markets and otherwise in response to market conditions.

     The Balanced Series policy is to invest its assets in a broad list of equity and fixed income securities, such as common stocks, preferred stocks and bonds, including short-term obligations. The list may be diversified not only by companies and industries, but also by type of security. Some fixed income securities may also have a right to purchase common stock by means of a conversion privilege or attached warrants. The Balanced Series may vary the percentage of assets invested in any one type of security in accordance with the Advisers' interpretation of economic and market conditions, fiscal and monetary policy, and underlying securities values. However, at least 25% of the total assets of the Balanced Series are always invested in fixed income senior securities including debt securities and preferred stock. In selecting common stocks, emphasis is placed on investing in established companies with market capitalizations of $100,000,000 or more and seasoned management teams. Most of the Balanced Series' non-convertible long-term debt investments consist of "investment grade" securities (rated Baa or better by Moody's or BBB or better by S&P), although unrated debt securities may be purchased and held if they are judged by the Advisers to be of equivalent quality. Securities rated Baa by Moody's or BBB by S&P may have speculative characteristics. Changes in economic conditions or other circumstances may weaken more severely the capacity of issuers of Baa or BBB securities to make principal and interest payments than in the case for issuers of higher grade bonds. Less than 5% of the Balanced Series investments consist of securities rated Baa by Moody's or BBB by S&P. For a description of these ratings, see the Appendix to the Statement of Additional Information.

     The Balanced Series may invest a portion of its assets in short-term U.S. Government securities with remaining maturities of one year or less and repurchase agreements relating thereto. When the Advisers believe market conditions warrant a temporary defensive position, the Balanced Series may invest up to 100% of its assets in these instruments or other money market instruments.

     VALUE & INCOME SERIES. The investment objective of the Value & Income Series is to provide a high level of current income through investment in a diversified portfolio of common stocks with relatively high current yields; capital appreciation is a secondary objective. The Value & Income Series seeks to achieve its investment objective by investing primarily in a diversified portfolio of stocks of companies which, in the opinion of the Advisers, are fundamentally sound financially and which pay relatively high dividends on a consistent basis. The Advisers attempt to manage the Value & Income Series so that it will out-perform other equity income funds in negative markets. As a result of this objective, the Income Series may underperform relative to other equity income funds in positive markets. The Value & Income Series invests primarily in common stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, in stocks that are traded over-the-counter. The Value & Income Series also invests in bonds and short-term obligations as well as securities convertible into common stocks, preferred stocks, debt securities and short-term obligations. The Value & Income Series allocates its investments among different industries and companies, and changes its portfolio securities for investment considerations and not for trading purposes.

     The Value & Income Series' policy is to invest in a broad list of equity and fixed income securities, including short-term obligations. The list may be diversified not only by companies and industries, but also by type of security. Some fixed income securities may also have a call on common stock by means of a conversion privilege or attached warrants. The Value & Income Series may vary the percentage of assets invested in any one type of security in accordance with the Advisers' interpretation of economic and market conditions, fiscal and monetary policy, and underlying security values. It is contemplated that most of the Value & Income Series' non-convertible long-term debt investments will consist of "investment grade" securities (rated Baa or better by Moody's or BBB or better by S&P). However, the Value & Income Series may also invest not more than 25% of its assets in fixed income securities which either are rated in lower than "investment grade" categories by either Moody's or S&P or are unrated when, in the opinion of the Advisers, such an investment presents a greater opportunity to achieve the Value & Income Series' investment objective with comparable risk to an investment in "investment grade" securities. Securities rated Baa by Moody's or BBB by S&P may have speculative risk characteristics.

     Non-Investment Grade Obligations. Non-investment grade obligations (those that are rated Ba or lower by Moody's or BB or lower by S&P or comparable unrated obligations), commonly referred to as "junk bonds", are speculative in nature. Risks associated with junk bonds are (a) the relative youth and growth of the market for such securities, (b) the sensitivity of such securities to interest rate and economic changes, (c) the lower degree of protection of principal and interest payments, (d) the relatively low trading market liquidity for the securities, (e) the impact that legislation may have on the high yield bond market (and, in turn, on the Value & Income Series' net asset value and investment practices), and (f) the creditworthiness of the issuers of such securities. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for junk bonds and adversely effect the value of outstanding bonds and the ability of the issuers to repay principal and interest. If the issuer of a debt obligation held by the Value & Income Series defaulted, the Value & Income Series could incur additional expenses to seek recovery. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of junk bonds held by the Value & Income Series, especially in a thinly traded market. For a description of ratings of debt obligations which may be purchased by the Value & Income Series, see the Appendix to the Statement of Additional Information.

     EQUITY GROWTH SERIES. The investment objective of the Equity Growth Series is to provide a high level of capital appreciation through investment in a diversified portfolio of common stocks with potential for above average growth in earnings and dividends; current income is a secondary objective. The Equity Income seeks to achieve its investment objective by investing primarily in a diversified portfolio of common stocks, but may also invest in other types of securities such as preferred stocks, convertible and non-convertible bonds, warrants and foreign securities including American Depository Receipts. Under normal circumstances, at least 65% of the assets of the Equity Income are invested in equity securities. This is a fundamental investment policy and may not be changed without investor approval. The Equity Growth Series invests primarily in stocks of companies that have a market value of all their issued and outstanding common stock of $10 to $15 billion and preferred stocks and common stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, in stocks that are traded over-the-counter. The Equity Growth Series also invests in bonds and short-term obligations as well as securities convertible into common stocks, preferred stocks, debt securities and short-term obligations. The Equity Growth Series allocates its investments among different industries and companies, and changes its portfolio securities for investment considerations and not for trading purposes.

     The Equity Growth Series' policy is to invest in a broad list of equity and fixed income securities, including short-term obligations. The list may be diversified not only by companies and industries, but also by type of security. Some fixed income securities may also have a call on common stock by means of a conversion privilege or attached warrants. The Equity Growth Series may vary the percentage of assets invested in any one type of security in accordance with the Adviser's interpretation of economic and market conditions, fiscal and monetary policy, and underlying security values. It is contemplated that most of the Equity Growth Series' non-convertible long-term debt investments will consist of "investment grade" securities (rated Baa or better by Moody's or BBB or better by S&P). However, the

Equity Growth Series may also invest not more than 25% of its assets in fixed income securities which either are rated in lower than "investment grade" categories by either Moody's or S&P or are unrated when, in the opinion of the Adviser, such an investment presents a greater opportunity to achieve the Equity Growth Series' investment objective with comparable risk to an investment in "investment grade" securities. Such lower rated or unrated fixed income securities have speculative risk characteristics. See "Non-Investment Grade Obligations" above under Value & Income Series.

                     INVESTMENT TECHNIQUES AND RESTRICTIONS

INVESTMENT TECHNIQUES FOR THE BALANCED SERIES, VALUE & INCOME SERIES AND EQUITY GROWTH SERIES (COLLECTIVELY, THE "SERIES").

     Foreign Securities. Each Series' current policy is not to invest more than 25% of its assets in securities of foreign issuers, including investments in sponsored American Depository Receipts ("ADRs"). ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying foreign securities. Each Series' investments in unlisted foreign securities, not including ADRs, are subject to the overall restrictions applicable to investments in illiquid securities. Foreign securities, including ADRs, may represent a greater degree of risk than do securities of domestic issuers due to possible exchange rate fluctuations, possible exchange controls, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions (including possible withholding taxes), changes in governmental administration or economic or monetary policy (in the United States or abroad), war or expropriation. Each Series may invest up to 5% of its assets in closed-end investment companies which primarily hold foreign securities. Forward foreign currency exchange contracts may also be entered into for the purchase or sale of foreign currency solely for hedging purposes against adverse rate changes. A currency exchange contract allows a definite price in dollars to be fixed for foreign securities that have been purchased or sold (but not settled) for each Series. Entering into such exchange contracts may result in the loss of all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. In addition, entering into such contracts means incurring certain transaction costs and bearing the risk of incurring losses if rates do not move in the direction anticipated.

     Options and Futures Contracts. Each Series may enter into transactions in futures contracts, options on futures contracts, options on securities indexes and options on securities, for the purpose of hedging each Series' securities, which would have the effect of reducing the volatility of its net asset value. In general, each such transaction involves the establishment of a position which is expected to move in a direction opposite to that of the security or securities being hedged.

     For example, each Series may sell futures contracts, or purchase put options on futures contracts, securities indexes or securities for the purpose of protecting against an anticipated decline in the value of securities held by that Series. In the event that such decline occurs, and the hedging transaction is successful, the reduced value of portfolio securities will be offset, in whole or in part, by a corresponding gain on the futures or option position. Conversely, when the Series is not fully invested in the securities market, and it expects a significant market advance, it may purchase futures contracts or call options on futures contracts, securities indexes or securities in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities that that Series intends to purchase.

     The Statement of Additional Information includes further information about the transactions in futures and option contracts that may be entered into by each Series.

     Gain or loss to each Series on transactions in security index futures or options will depend on price movements in the stock market generally (or in a particular industry or segment of the market), rather than price movements of individual securities. A securities index assigns relative values to the securities included in the index and the index fluctuates with changes in the market values of the securities so included. Some securities index futures or options are based on broad market indexes, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures or options on narrower market indexes, such as the Standard & Poor's 100 or indexes based on an industry or market segment, such as oil and gas stocks. Options on indexes and options on securities are traded on securities exchanges regulated by the SEC. Futures contracts and options on futures contracts are traded only on designated contract markets regulated by the Commodity Futures Trading Commission and through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. Transactions on such exchanges are cleared through a clearing corporation, which guarantees performance between the clearing members which are parties to each contract.

     Each Series currently does not intend to engage in the writing of options, except for the purpose of terminating an existing position or under the limited circumstances described in the Statement of Additional Information. Nevertheless, each Series has the authority to write options and may do so in the future if the Advisers determine that such transactions are in the best interests of the Series.

     Short-Term Instruments. Each of the Series may invest in cash, commercial paper, short-term obligations, repurchase agreements or other forms of debt securities. See "Short-Term Instruments" above under Intermediate Government Bond Series.

     Repurchase Agreements and Reverse Repurchase Agreements. Each of the Series may enter into repurchase agreements and reverse repurchase agreements and may borrow funds for temporary or emergency purposes, such as meeting larger than expected redemption requests, and not for leverage. See "Repurchase Agreements and Reverse Repurchase Agreements" above under Intermediate Government Bond Series.

     Restricted Securities. Each of the Series may not invest more than 15% of its net assets in securities that are subject to legal or contractual restrictions on resale. See "Restricted Securities" above under Money Market Bond Series.

     Delayed Delivery Transactions. In order to help insure the availability of suitable securities for each of the Series the Advisers may purchase securities for each such Series on a "when-issued" or on a "forward delivery" basis. See "Delayed Delivery Transactions" above under Intermediate Government Bond Series.

     Changes to the securities of each Series are generally made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of portfolio turnover is not a limiting factor to trading when such trading is deemed appropriate. Each Series engages in trading if it believes a transaction net of costs (including custodian charges) will help it achieve its investment objectives. The amount of brokerage commissions and realized capital gains will tend to increase as the level of portfolio activity increases. The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. See "Portfolio Transactions and Brokerage Commissions" in the Statement of Additional Information.

INVESTMENT RESTRICTIONS FOR ALL SERIES OF DIVERSIFIED INVESTORS PORTFOLIOS

     As "diversified" funds, no more than 5% of the assets of any series of Diversified Investors Portfolios may be invested in the securities of one issuer (other than U.S. Government securities), except that up to 25% of each series' assets may be invested without regard to this limitation. No series of Diversified Investors Portfolios will invest more than 25% of its assets in the securities of issuers in any one industry. These are fundamental investment policies which may not be changed without investor approval. As a nonfundamental operating policy, no more than 15% (10% in the case of the Money Market Series) of the net assets of any series may be invested in (i) securities the resale of which is restricted under federal securities laws and (ii) illiquid or not readily marketable securities (including repurchase agreements maturing in more than seven days). Additional fundamental and operating policies of Diversified Investors Portfolios are contained in the Statement of Additional Information.

LENDING OF PORTFOLIO SECURITIES

     The Series have the authority to lend portfolio securities to brokers, dealers and other financial organizations. By lending its securities, a Series can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of interest paid when U.S. Government obligations are used as collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. A Series will adhere to the following conditions whenever its securities are loaned: (i) the Series must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the borrower must increase this collateral whenever the market value of the loaned securities including accrued interest exceeds the level of the collateral; (iii) the Series must be able to terminate the loan at any time; (iv) the Series must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (v) the Series may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower. However, if a material event adversely affecting the loaned securities were to occur, the Series would terminate the loan and regain the right to vote the securities.

                 MANAGEMENT OF DIVERSIFIED INVESTORS PORTFOLIOS

     The Board of Trustees of Diversified Investors Portfolios provides broad supervision over the affairs of Diversified Investors Portfolios. For further information about the Trustees of Diversified Investors Portfolios, see "Diversified Investors Portfolios" in the Statement of Additional Information. A majority of the Trustees of Diversified Investors Portfolios are not affiliated with the Advisers.

     INVESTMENT ADVISORY SERVICES. Diversified Investment Advisors, Inc. ("Diversified") manages the assets of each series of Diversified Investors Portfolios pursuant to an Investment Advisory Agreement (the "Advisory Agreement") with Diversified Investors Portfolios with respect to each series and in accordance with the investment policies described herein and in the Statement of Additional Information. Subject to such further policies as the Board of Trustees of Diversified Investors Portfolios may determine, Diversified provides general investment advice to each series. For its services under the Advisory Agreement, Diversified receives from each series fees accrued daily and paid monthly at an annual rate equal to the percentages specified in the table below of the corresponding series' average daily net assets. Diversified is currently waiving a portion of its investment advisory fee. Investment management decisions are made by a committee of Diversified's personnel and not by a particular individual.


     Diversified is an indirect, wholly-owned subsidiary of AEGON USA, Inc. ("AEGON") which is a financial services holding company whose primary emphasis is life and health insurance and annuity and investment products. AEGON is an indirect, wholly-owned subsidiary of AEGON N.V., a Netherlands corporation which is a publicly traded international insurance group. Diversified was incorporated in 1992 for the purpose of acting as investment adviser to Diversified Investors Portfolios. Accordingly, Diversified Investors Portfolios is the first family of investment companies for which Diversified serves as investment adviser. It is Diversified's responsibility to select, subject to the review and approval of the Diversified Investors Portfolios' Board of Trustees, appropriate subadvisers with distinguished backgrounds and to review such subadvisers' continued performance.


     Diversified has selected Subadvisers for each series which have been approved by the Trustees of Diversified Investors Portfolios and the investors in said series and has entered into an Investment Subadvisory Agreement with each Subadviser. It is the responsibility of a Subadviser to make the day-to-day investment decisions of the series and to place the purchase and sales orders for securities transactions of such series, subject in all cases to the general supervision of Diversified. Each Subadviser makes the investment selections for its respective series consistent with the guidelines and directions set by Diversified and the Board of Trustees of Diversified Investors Portfolios. Each Subadviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing the corresponding series' investments and effecting securities transactions for a series. The subadvisers are as follows:


MONEY MARKET SERIES
INTERMEDIATE GOVERNMENT
BOND SERIES                  Capital Management Group, a division of 1740
                             Advisers, Inc., a wholly-owned subsidiary of MONY
                             Life Insurance Company. Capital Management Group has been a registered investment adviser since
                             1971. The principal business address of Capital
                             Management Group is 1740 Broadway, New York 10019.


                             The following representatives of Capital Management Group are primarily responsible for the day-to-day management of the Portfolios:

                             Money Market Series: David E. Wheeler, Investment Vice President and Portfolio Manager, has been responsible for the day-to-day management of the Portfolio since 1997. Mr. Wheeler has been employed by Capital Management Group since 1994 and was employed at AIG Investment Advisers prior to 1994.

                             Intermediate Government Bond Series and Core Bond
                             Series: Gregory Staples, Vice President, has been responsible for the day-to-day management of the Intermediate Government Bond Portfolio since 1994. Mr. Staples has been employed by Capital Management Group since 1987.

CORE BOND SERIES:            Payden & Rygel. Payden was formed in 1984 and is
                             owned by certain of its employees. Payden (or its predecessor) has been a registered investment adviser since 1983. The principal business address of Payden is 333 South Grand Avenue, 32nd Floor,
                             Los Angeles, California 90071.

BALANCED SERIES
AELTUS INVESTMENT
MANAGEMENT, INC.
PAYDEN & RYGEL:              Aeltus Investment Management, Inc. Aeltus was
                             formed in 1972 and is an indirect wholly-owned subsidiary of Aetna Inc. Aeltus has been a registered investment adviser since 1972. The principal business address of Aeltus is 10 State
                             House Square, Hartford, Connecticut 06103-3602.

                             Geoffrey A. Brod, Portfolio Manager, has been responsible for the day-to-day supervision of the Balanced Fund on behalf of Aeltus since 1999 and has been employed by Aeltus or its parent company since 1966.

                             Payden & Rygel. Payden was formed in 1984 and is owned by certain of its employees. Payden (or its predecessor) has been a registered investment adviser since 1983. The principal business address of Payden is 333 South Grand Avenue, 32nd Floor, Los Angeles, California 90071.


VALUE & INCOME SERIES:
ALLIANCE CAPITAL
MANAGEMENT,
  LP, ASSET MANAGEMENT
GROUP                        Alliance Capital Management, L.P. ("Alliance").
                             Alliance Capital Management Corporation is the general partner of Alliance, and Alliance Capital Management Holding L.P. and AXA Financial Inc. own approximately 30% and 50% of Alliance, respectively as limited partners. Alliance has been a registered investment adviser since August 13, 1999. The principal business address of Alliance is 1345 Avenue of the Americas, New York, New York 10105.


                             Asset Management Group, a division of 1740
                             Advisers, Inc., which is a wholly-owned subsidiary of MONY. Asset Management Group has been a registered investment adviser since 1971. The address of Asset Management Group is 1740 Broadway, New York, New York 10019.


                             Investment management decisions at Asset Management Group are made by committee and not by managers individually.

EQUITY GROWTH SERIES: ARK
ASSET MANAGEMENT CO.,
  INC. DRESDNER RCM GLOBAL
  INVESTORS LLC MARSICO
CAPITAL MANAGEMENT
  LLC Ark Asset Management Co., Inc. ("Ark") has been a registered investment adviser since July 10, 1989. Ark was formed in July 1989 and is owned by Ark Asset Holdings, Inc. Ark Asset Holdings, Inc. is owned by certain Ark employees. The principal business address of Ark is 125 Broad Street, 13th Floor, New York, New York 10004.



                             Dresdner RCM Global Investors, LLC was established in 1996, when Dresdner Bank acquired RCM Capital Management, LLC. Dresdner RCM has been a registered investment adviser since 1972. The principal business address of Dresdner RCM is Four Embarcadero Center, Suite 2900, San Francisco, California 94111.


                             Investment management decisions of Dresdner RCM are made by committee and not by managers individually.


                             Marsico Capital Management, LLC, a Delaware limited liability company, was formed in September 1997 and has been a registered investment adviser since September 26, 1997. Marsico is wholly owned by the Bank of America. The principal business address of Marsico is 1200 17th Street, Suite 1300, Denver, Colorado 80202.



                             Thomas F. Marsico, the Chairman and Chief Executive Officer of Marsico since 1997, is responsible for the day-to-day supervision of management of the Equity Growth Fund. From 1986 to 1997, Mr. Marsico was a portfolio manager for Janus Capital Corporation.



     ADMINISTRATOR. Pursuant to an Administrative Services Agreement (and the Advisory Agreement), Diversified, as Administrator, provides Diversified Investors Portfolios with general office facilities and supervises the overall administration of Diversified Investors Portfolios, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the independent contractors and agents of Diversified Investors Portfolios; the preparation and filing of all documents required for compliance by Diversified Investors Portfolios with applicable laws and regulations; providing equipment and clerical personnel necessary for maintaining the organization of Diversified Investors Portfolios; preparation of certain documents in connection with meetings of Trustees and investors of Diversified Investors Portfolios; and the maintenance of books and records of Diversified Investors Portfolios. Diversified provides persons satisfactory to the Board of Trustees of Diversified Investors Portfolios to serve as officers of Diversified Investors Portfolios. Such officers, as well as certain other employees and Trustees of Diversified Investors Portfolios, may be directors, officers or employees of Diversified or its affiliates. The Administrator receives no additional fee for its administrative services to Diversified Investors Portfolios.


     EXPENSES. The expenses of Diversified Investors Portfolios include the compensation of its Trustees who are not affiliated with the Adviser or Diversified; governmental fees; interest charges; taxes; fees and expenses of independent auditors, of legal counsel and of any transfer agent, depository, registrar or dividend disbursing agent of Diversified Investors Portfolios; insurance premiums; and expenses of calculating the net asset value of, and the net income on, beneficial interests in the series of Diversified Investors Portfolios. Expenses of Diversified Investors Portfolios also include the expenses connected with the execution, recording and settlement of securities transactions; fees and expenses of Diversified Investors Portfolios' custodian for all services to the series of Diversified Investors Portfolios, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to governmental officers and commissions; expenses of meetings of investors and Trustees of Diversified Investors Portfolios; and the advisory fees payable to Diversified under the Advisory Agreement.

     CUSTODIAN, TRANSFER AGENT, AND DIVIDEND DISBURSING AGENT. Investors Bank & Trust Company is the custodian of the securities held by Diversified Investors Portfolios and is authorized to use the facilities of the Depository Trust Company and the facilities of the book-entry system for the Federal Reserve Bank. Investors Bank & Trust Company is the transfer agent and dividend-disbursing agent for Diversified Investors Portfolios.

     EXCLUSIVE PLACEMENT AGENT. Diversified Investors Portfolios has retained the services of Diversified Investors Securities Corp., ("DISC") as Exclusive Placement Agent. The principal business address of DISC is 4 Manhattanville Road, Purchase, New York 10577. DISC receives no compensation as Exclusive Placement Agent.

                          OTHER INFORMATION REGARDING
                        DIVERSIFIED INVESTORS PORTFOLIOS

     PURCHASE AND REDEMPTION OF INTERESTS IN DIVERSIFIED INVESTORS
PORTFOLIOS. Beneficial interests in the series of Diversified Investors Portfolios described in this Prospectus are currently being offered by DISC to MONY for allocation to Subaccounts to fund benefits payable under the Contracts. Investments in Diversified Investors Portfolios may only be made by investment companies, insurance company separate accounts, common or commingled trust funds or similar organizations or entities that are "accredited investors" within the meaning of Regulation D under the 1933 Act. This Prospectus does not constitute an offer to sell, or the solicitation of an offer to buy, any beneficial interests in the series of Diversified Investors Portfolios.

     The net asset value of each series of Diversified Investors Portfolios is determined each day during which the Advisers of that series are open for business ("Portfolio Business Day"). This determination is made once each day as of the close of regular trading on the New York Stock Exchange, currently 4:00 p.m., New York time (the "Valuation Time").

     Each investor in a series of Diversified Investors Portfolios may add to or reduce its investment in such series on each Portfolio Business Day. As of the Valuation Time on each such day, the value of each investor's beneficial interest in a series will be determined by multiplying the net asset value of the series by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the series. Any additions or reductions, which are to be effected as of the Valuation Time on such day, will then be effected. The investor's percentage of the aggregate beneficial interests in a series will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the series as of the Valuation Time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the series effected as of the Valuation Time, and (ii) the denominator of which is the aggregate net asset value of the series as of the Valuation Time on such day, plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate net asset value of the series as of the Valuation Time on such day, plus or minus as the case may be, the amount of net additions to or reductions in the aggregate investments in the series by all investors in such series. The percentage so determined will then be applied to determine the value of the investor's interest in the series as of the Valuation time on the following Portfolio Business Day.

     An investor in a series of Diversified Investors Portfolios may withdraw all or any portion of its investment at the net asset value next determined if a withdrawal request in proper form is furnished by the investor to Diversified Investors Portfolios by the designated cut-off time for each accredited investor. The proceeds of a reduction or a withdrawal will be paid by Diversified Investors Portfolios in federal funds normally on the Portfolio Business Day the withdrawal is effected, but in any event within seven days. Diversified Investors Portfolios, on behalf of each of its series, reserves the right to pay redemptions in kind. Unless requested by an investor, Diversified Investors Portfolios will not make a redemption in kind to the investor, except in situations where that investor may make redemptions in kind. Diversified Investors Portfolios, on behalf of each of its series, has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which Diversified Investors Portfolios is obligated to redeem beneficial interests in each series with respect to any one investor during any 90 day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the series at the beginning of the period. Investments in a series may not be transferred.

     The right to redeem beneficial interests or to receive payment with respect to any redemption may be suspended only (i) for any period during which trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (ii) for any period during which an emergency exists as defined by the Securities and Exchange Commission as a result of which disposal of a series' securities or determination of the net asset value of each series is not reasonably practicable, and (iii) for such other periods as the Securities and Exchange Commission may by order permit for the protection of investors in any series of Diversified Investors Portfolios.

     NET ASSET VALUE. Diversified Investors Portfolios values the securities of the Money Market Series based on the amortized cost method of valuation. Securities of other series of Diversified Investors Portfolios are valued based on their current market value when market quotations are available. Where market quotations are not available, assets are valued at fair value as determined in good faith under the direction of Diversified Investors Portfolios' Board of Trustees. Debt obligations with 60 days or less remaining to maturity may be valued by the amortized cost method, which the Diversified Investor Portfolios' Trustees have determined to constitute fair value for such securities. For more information on the valuation of portfolio securities, see "Diversified Investors Portfolios" in the Statement of Additional Information.

     TAXATION OF DIVERSIFIED INVESTORS PORTFOLIOS. Diversified Investors Portfolios is organized as a New York trust. None of its series is subject to any income or franchise tax in the State of New York. However, each investor in a series will be taxable on its share (as determined in accordance with the governing instruments of Diversified Investors Portfolio) of the series' ordinary income and capital gain in determining its income tax liability. The determination of such share will be made in accordance with the Code, and regulations promulgated thereunder.

     Diversified Investors Portfolios, since it is taxed as a partnership, is not subject to federal income taxation. Instead, any investor in Diversified Investors Portfolios must take into account, in computing its federal income tax liability, its share of Diversified Investors Portfolios' income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from Diversified Investors Portfolios.

     Withdrawals by any investor in Diversified Investors Portfolios from its corresponding series generally will not result in recognizing any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent that any cash distributed exceeds the basis of such investor's interest in the series prior to the distribution, (2) income or gain will be realized if the withdrawal is in liquidation of such investor's entire interest in the series and includes a disproportionate share of any unrealized receivables held by the series and (3) loss will be recognized if the distribution is in liquidation of that entire interest and consists solely of cash and/or unrealized receivables. The basis of any investor's interest in Diversified Investors Portfolios generally equals the amount of cash and the basis of any property that such investor invests in a series, increased by such investor's share of income from that series and decreased by the amount of any cash distributions and the basis of any property distributed from that series.

     DESCRIPTION OF BENEFICIAL INTERESTS, VOTING RIGHTS AND
LIABILITIES. Diversified Investors Portfolios is organized as a series trust under the laws of the State of New York. Under the Declaration of Trust, the Trustees are authorized to issue beneficial interests in one or more series (each a "Series"). Investment in each series may not be transferred, but an investor may withdraw all or any portion of its investment at any time at net asset value. Investors in a series (e.g., investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of that series (and of no other series). However, the risk of an investor in a series incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the series itself was unable to meet its obligations. Investments in each series have no preemptive or conversion rights and are fully paid and nonassessable, except as set forth below.

     Each investor is entitled to a vote in proportion to the amount of its investment in each series. Investors in a series will vote as a separate class, except as to voting for election of Trustees of Diversified Investors Portfolios, as otherwise required by the 1940 Act, or if determined by the Trustees of Diversified Investors Portfolios to be a matter which affects all series. As to any matter which does not affect a particular series, only investors in the one or more affected series are entitled to vote. Diversified Investors Portfolios is not required and has no current intention of holding special meetings of investors, but special meetings of investors will be held when in the judgment of the Trustees of Diversified Investors Portfolios, it is necessary or desirable to submit matters for an investor vote. Changes in fundamental policies will be submitted to investors for approval. Investors under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees of Diversified Investors Portfolios by a specified number of investors) have the right to communicate with other investors in connection with requesting a meeting of investors for the purpose of removing one or more Trustees of Diversified Investors Portfolios. Investors also have the right to remove one or more Trustees of Diversified Investors Portfolios without a meeting by a declaration in writing by a specified number of investors. Upon liquidation of a series, investors would be entitled to share pro rata in the net assets of that series (and no other series) available for distribution to investors. See "Voting Rights" at page 23.

     Each series determines its net income and realized capital gains, if any, on each Portfolio Business Day and allocates all such income and gain pro rata among the investors in such series at the time of such determination.

     The "net income" of each series shall consist of (i) all income accrued, less the amortization of any premium, on the assets of the series, less (ii) all actual and accrued expenses of the series determined in accordance with generally accepted accounting principles. Interest income includes discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity and any net realized gains or losses on the assets of a series. All the net income of each series is allocated pro rata among the investors in the series (and no other series).

     Inquiries regarding the Diversified Investors Portfolios may be directed to 4 Manhattanville Road, Purchase, New York 10577 (914-697-8000).

                                    EXPERTS


     The balance sheets of MONY as of December 31, 2000 and 1999 and the related statements of operations and cash flows for the years then ended, as well as the statements of assets and liabilities for Keynote Series Account as of December 31, 2000, and the related statements of operations for the year then ended and the statements of changes in net assets for the years ended December 31, 2000 and 1999 have been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports thereon are set forth in the Statement of Additional Information. These financial statements have been included in reliance on the report of the said firm, given on the authority of that firm as experts in auditing and accounting.


                               LEGAL PROCEEDINGS

     MONY is engaged in various kinds of routine litigation which, in the opinion of management, are not of material importance in relation to the total capital, results of operations, surplus or cash flows of MONY. There are no legal proceedings to which Keynote is a party.

                              FINANCIAL STATEMENTS

     The financial statements for MONY, included in the Statement of Additional Information, should be distinguished from the financial statements of Keynote, included in the Statement of Additional Information, and should be considered only as bearing on the ability of MONY to meet its obligations under the Contracts. The financial statements of MONY should not be considered as bearing on the investment performance of the assets held in Keynote.

                             ADDITIONAL INFORMATION

     This Prospectus does not contain all the information set forth in the registration statement, certain portions of which have been omitted (including financial statements relating to MONY) pursuant to the rules and regulations of the SEC. The omitted information may be obtained from the SEC's principal office in Washington, D.C., upon payment of the fees prescribed by the Commission.

     For further information with respect to MONY, the Contracts offered by this Prospectus and Diversified Investors Portfolios, including the Statement of Additional Information (which includes financial statements relating to MONY), contact MONY at its address or phone number set forth on the cover of this Prospectus for requesting such statement.

     For further information with respect to the Calvert Series, Calvert Variable Series, Inc. or Calvert Asset Management Company, Inc., including a Statement of Additional Information, contact Calvert, Inc. at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, or call (301) 951-4820.

                                 MISCELLANEOUS

     The Accounts are separate registered accounts of AUSA. There is a possibility that one Account might become liable for a misstatement in this Prospectus about the other Account. AUSA believes this possibility is remote.

                               TABLE OF CONTENTS
                                       OF
                      STATEMENT OF ADDITIONAL INFORMATION


ITEM                                                          PAGE
----                                                          ----
Independent Accountants.....................................    2
Sale of Contracts/Principal Underwriter.....................    2
Performance Data............................................    2
Diversified Investors Portfolios............................    5
Investment Objectives, Policies and Restrictions............    5
Determination of Net Asset Value; Valuation of Securities...   23
Management of Diversified Investors Portfolios..............   23
Independent Accountants.....................................   26
Capital Stock and Other Securities..........................   26
Taxation....................................................   28
Financial Statements of MONY................................   29
Appendix....................................................  A-1

                              REQUEST FOR KEYNOTE

                      STATEMENT OF ADDITIONAL INFORMATION

     Detach and return in an envelope addressed:

                                      MONY
                   c/o Diversified Investment Advisors, Inc.
                             4 Manhattanville Road
                            Purchase, New York 10577
                          Attn: Not-For-Profit Service

     Please make sure that your name and the address to which you wish MONY to send the current Keynote Statement of Additional Information appears below:

Name
     ---------------------------------------------------------------------------
Address
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------

Employer
         -----------------------------------------------------------------------

                                    APPENDIX

                          APPLICABLE PREMIUM TAX RATES

                                                               PREMIUM TAX RATE PERCENT
                                                              --------------------------
                                                              QUALIFIED    NON QUALIFIED
                                                              ---------    -------------
California..................................................     .50%           2.35%
District of Columbia........................................      --              --
Kentucky....................................................    2.00%           2.00%
Maine.......................................................      --            2.00%
Nevada......................................................      --            3.50%
Puerto Rico.................................................    1.00%           1.00%
South Dakota................................................      --            1.25%
West Virginia...............................................    1.00%           1.00%
Wyoming.....................................................      --            1.00%

Information about contracts can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. You can get information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can receive copies of this information by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.

                     (This page intentionally left blank.)

                     (This page intentionally left blank.)

                      STATEMENT OF ADDITIONAL INFORMATION


                                  MAY 1, 2001


                        GROUP VARIABLE ANNUITY CONTRACTS

                                   ISSUED BY

                             KEYNOTE SERIES ACCOUNT

                                      AND

                          MONY LIFE INSURANCE COMPANY
                      1740 BROADWAY, NEW YORK, N.Y. 10019;


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT IT RELATES TO, AND SHOULD BE READ IN CONJUNCTION WITH, THE PROSPECTUS DATED MAY 1, 2001 FOR THE GROUP VARIABLE ANNUITY CONTRACTS ISSUED BY THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK ("MONY") WHICH INVEST IN THE KEYNOTE SERIES ACCOUNT ("KEYNOTE"). THE PROSPECTUS IS AVAILABLE, AT NO CHARGE, BY WRITING MONY AT 4 MANHATTANVILLE RD., PURCHASE, NEW YORK 10577 OR BY CALLING (914) 697-8000.


A SEPARATE STATEMENT OF ADDITIONAL INFORMATION IS AVAILABLE WITHOUT CHARGE FOR CALVERT VARIABLE SERIES, INC. OF WHICH THE CALVERT SOCIAL BALANCED PORTFOLIO IS A PART BY WRITING TO CALVERT VARIABLE SERIES, INC. AT 4550 MONTGOMERY AVENUE, SUITE 1000N, BETHESDA, MARYLAND 20814 OR BY TELEPHONING 301-951-4820.

                               TABLE OF CONTENTS


ITEM                                                          PAGE
----                                                          ----
Independent Accountants.....................................    2
Sale of Contracts/Principal Underwriter.....................    2
Performance Data............................................    2
Diversified Investors Portfolios............................    5
  Investment Objectives, Policies and Restrictions..........    5
  Determination of Net Asset Value; Valuation of
     Securities.............................................   23
  Management of Diversified Investors Portfolios............   23
  Independent Accountants...................................   26
  Capital Stock and Other Securities........................   26
  Taxation..................................................   28
Financial Statements of MONY................................   29
Appendix....................................................  A-1

                            INDEPENDENT ACCOUNTANTS

     The financial statements of Keynote and MONY appearing on the following pages have been audited by PricewaterhouseCoopers LLP, independent accountants, and are included herein in reliance on the reports of PricewaterhouseCoopers LLP given upon the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP is located at 1177 Avenue of the Americas, New York, New York 10036.

                    SALE OF CONTRACTS/PRINCIPAL UNDERWRITER

     MONY Securities Corp ("MSC") is the principal underwriter and distributor of the Contracts which will be sold by registered representatives who are also licensed insurance agents of MONY. The Contracts may also be sold through other broker-dealers authorized by MSC and applicable law and who may be insurance agents licensed by an insurance company other than MONY. MSC is registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

     MSC will not receive underwriting commissions. Registration as a broker-dealer does not mean that Securities and Exchange Commission ("the SEC") has passed upon the financial standing, fitness or conduct of any broker or dealer, or upon the merits of any security offering or upon any other matter relating to the business of any broker or dealer.

                                PERFORMANCE DATA

MONEY MARKET SUBACCOUNT


     For the seven day period ended December 31, 2000, the yield for the Money Market Subaccount was 6.89% and the effective yield was 7.13%.


     The yield is calculated by dividing the result of subtracting the value of one Unit at the end of the seven day period ("Seventh Day Value") from the value of one Unit at the beginning of the seven day period (""First Day Value") by the First Day Value (the resulting quotient being the "Base Period Return") and multiplying the Base Period Return by 365 divided by 7 to obtain the annualized yield.

     The effective yield is calculated by compounding the Base Period Return calculated in accordance with the preceding paragraph, adding 1 to Base Period Return, raising that sum to a power equal to 365 divided by 7 and subtracting 1 from the result.

     As the Money Market Subaccount invests only in the Money Market Series (the "Money Market Series") of Diversified Investors Portfolios, the First Day Value reflects the net asset value of the interest in the Money Market Series held in the Money Market Subaccount. The Seventh Day Value reflects increases or decreases in the net asset value of the interest in the Money Market Series held in the Money Market Subaccount due to the declaration of dividends, net investment income and the daily charges and deductions from the Subaccount for mortality and expense risk. Net investment income reflects earnings on investments less expenses of the Money Market Series including the investment management fee.

     AVERAGE ANNUAL TOTAL RETURNS: The average annual total return for the Subaccounts is shown for the periods indicated in the table below.


                                                                                              FOR THE
                                            FOR THE     FOR THE     FOR THE     FOR THE       PERIOD
                                             YEAR       3 YEAR      5 YEAR      10 YEAR        SINCE
                                             ENDED       ENDED       ENDED       ENDED       INCEPTION
                                           DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,       THROUGH
                                             2000        2000        2000        2000      DEC. 31, 2000
                                           --------    --------    --------    --------    -------------
Subaccount:
  Money Market(1)........................     4.39%      4.61%       4.70%       4.52%         7.16%
  Intermediate Government Bond(1)........      .71%      4.43%       5.74%         N/A         6.01%
  Core(1)................................    (1.74)%     4.22%       6.38%       6.78%         7.83%
  Balanced(1)............................    10.59%     13.40%      16.60%         N/A        13.32%
  Value & Income(1)......................     7.35%     15.71%      19.38%      12.95%        13.93%
  Equity Growth(1).......................    36.36%     32.91%      26.66%         N/A        20.70%
  Calvert Series(2)......................    11.22%     15.57%      17.29%      11.49%        11.13%


---------------

(1) On January 3, 1994, each of the corresponding Pooled Separate Accounts of MONY set forth below contributed all of its assets to the corresponding Series of Diversified Investors Portfolios in which a corresponding Keynote Subaccount invests its assets:

                                                   MONY POOLED
                   SERIES                        SEPARATE ACCOUNT
                   ------                        ----------------
Money Market................................  Pooled Account No. 4
Intermediate Government Bond................  Pooled Account No. 10d
Core Bond...................................  Pooled Account No. 5
Balanced....................................  Pooled Account No. 14
Value & Income..............................  Pooled Account No. 6
Equity Growth...............................  Pooled Account No. 1

          Total returns calculated for any period for the Money Market, Intermediate Government Bond, Core Bond, Balanced, Value & Income Subaccounts reflect the performance of the corresponding Pooled Separate Account for any period prior to January 3, 1994 and the performance of the corresponding series of Diversified Investors Portfolios thereafter. Such total returns calculated for each of the Subaccounts reflect the performance of the corresponding Pooled Separate Account only from the date that such corresponding Pooled Separate Account utilized the services of the same investment adviser as is presently providing such advice to the corresponding Series of Diversified Investors Portfolios invested in by the Subaccount. Such commencement dates are November 1978 for the Money Market Subaccount, July 1990 for the Intermediate Government Bond Subaccount, January 1978 for the Core Bond Subaccount, December 1992 for the Balanced Subaccount and January 1978 for the Value & Income Subaccount, and February 1993 for the Equity Growth Subaccount. All total return percentages reflect the historical rates of return for such period adjusted to assume that all charges, expenses and fees of the applicable Subaccount and the corresponding series of Diversified Investors Portfolios which are presently in effect were deducted during such period.

(2) The average annual total returns for the Calvert Series Subaccount reflect the average annual total returns of the Calvert Series. The commencement date of the Calvert Series is September 30, 1986.

     The table above assumes that a $1,000 payment was made to each Subaccount at the beginning of the period shown, that no further payments were made, that any distribution from the corresponding series (or its predecessor investment vehicle) were reinvested, and that a Contractholder surrendered the Contract for cash, rather than electing commencement of annuity benefits in the form of one of the Settlement Options available, at the end of the period shown. The annualized total return percentages shown in the table reflect the annualized historical rates of return and deductions for all charges, expenses, and fees which would be imposed on the payment assumed by both the corresponding series and Keynote.

OTHER SUBACCOUNTS

     The yield for each of the Subaccounts other than the Money Market Subaccount and the Calvert Subaccount is shown for the periods indicated in the table below.

                             KEYNOTE SERIES ACCOUNT

                            YIELD FOR 30-DAY PERIOD*


                                                                                           INTERMEDIATE
                YIELD FOR 30                    EQUITY      VALUE &               CORE      GOVERNMENT
                 DAYS ENDED                     GROWTH      INCOME    BALANCED    BOND         BOND
                ------------                    ------      -------   --------    ----     ------------
DECEMBER 31, 2000...........................       -0.90%     6.26%      1.03%     2.03%        1.27%


---------------

* The 30 day yield is not indicative of future performance.

     The yield shown in the table above is computed by subtracting from the net investment income of the underlying investment vehicle all charges, expenses and fees as well as expenses imposed by Keynote and dividing the result by the value of the Subaccount. For the underlying investment vehicle of the Equity Growth, Equity Income and for the equity portion of the Balanced Subaccount, net investment income is the net of the dividends accrued (1/360 of the stated dividend rate multiplied by the number of days the particular security is in the underlying investment vehicle) on all equity securities during the 30-day period and expenses accrued for the period. It does not reflect capital gains or losses. For the fixed income portion of the Balanced Subaccount, as well as the Core Bond and Intermediate Government Bond Subaccounts, net investment income is the net of interest earned on the obligations held by the underlying investment vehicle of the applicable Subaccount and expenses accrued for the period determined by (i) computing the yield to maturity based on the market value of each obligation held in the underlying investment vehicle at the close of business on the thirtieth day of the period, based on the purchase price plus accrued interest); (ii) dividing the yield to maturity for each obligation by 360; (iii) multiplying that quotient by the market value of each obligation (including actual accrued interest) for each day of the subsequent 30-day month that the obligation is in the underlying investment vehicle; and (iv) totaling the interest on each obligation. Discount or premium amortization is recomputed at the beginning of each 30-day period and with respect to discount and premium on mortgage or other receivables-backed obligations subject to monthly payment of principal and interest, discount and premium is amortized on the remaining security, based on the cost of the security, to the weighted average maturity date, if available, or to the remaining term of the security, if the weighted average maturity date is not available. Gain or loss attributable to actual monthly paydowns is reflected as an increase or decrease in interest income during that period.

     The yield shown for each Subaccount reflects deductions for all charges, expenses, and fees of both its underlying investment vehicle and Keynote.

     Net investment income of the underlying investment vehicle less all charges and expenses imposed by Keynote is divided by the product of the average daily number of Units outstanding and the value of one Unit on the last day of the period. The sum of the quotient and 1 is raised to the 6th power, 1 is subtracted from the result, and then multiplied by 2.

                        DIVERSIFIED INVESTORS PORTFOLIOS

     Six series of Diversified Investors Portfolios are presently available for investment under the Contracts through Subaccounts of Keynote. This section of the Statement of Additional Information describes each such series, including Diversified Investors Money Market Portfolio (the "Money Market Series"), Diversified Investors Intermediate Government Bond Portfolio (the "Intermediate Government Bond Series"), Diversified Investors Core Bond Portfolio (the "Core Bond Series"), Diversified Investors Balanced Portfolio (the "Balanced Series"), Diversified Investors Value & Income Portfolio (the "Equity Income Series") and Diversified Investors Equity Growth Portfolio (the "Equity Growth Series"). The series of Diversified Investors Portfolios available under the Contracts may be collectively referred to herein as the "Series".

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

                             INVESTMENT OBJECTIVES

     The investment objective of each Series is described in the Prospectus of Keynote Series Account. There can, of course, be no assurance that a Series will achieve its investment objective.

                              INVESTMENT POLICIES

     The following discussion supplements the information regarding the investment objective of each Series and the policies to be employed to achieve this objective as set forth in the Prospectus of Keynote Series Account.

BANK OBLIGATIONS

     Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of Federal or state laws and regulations, domestic banks, among other things, generally are required to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower, and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

     Obligations of foreign branches and subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as Certificates of Deposit ("CDs") and time deposits ("TDs"), may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

     Obligations of United States branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by Federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

     In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

     In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, by foreign subsidiaries of domestic banks, by foreign branches of foreign banks or by domestic branches of foreign banks, the Advisers carefully evaluate such investments on a case-by-case basis.

U.S. GOVERNMENT AND AGENCY SECURITIES

     Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. A Series will invest in such securities only when the Advisers are satisfied that the credit risk with respect to the issuer is minimal.

COMMERCIAL PAPER

     Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

     Each Series may invest in commercial paper issued by major corporations in reliance on the exemption from registration afforded by Section 3(a)(3) of the Securities Act of 1933, as amended (the "1933 Act"). Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited.

LENDING OF PORTFOLIO SECURITIES

     All Series have the authority to lend portfolio securities to brokers, dealers and other financial organizations. By lending its securities, a Series can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of interest paid by the borrower when U.S. Government obligations are used as collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. A Series will adhere to the following conditions whenever its securities are loaned: (i) the

Series must receive at least 100 percent cash collateral or equivalent securities from the borrower; (ii) the borrower must increase this collateral whenever the market value of the securities including accrued interest rises above the level of the collateral; (iii) the Series must be able to terminate the loan at any time; (iv) the Series must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (v) the Series may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower. However, if a material event adversely affecting the investment were to occur, the Series would terminate the loan and regain the right to vote the securities.

VARIABLE RATE AND FLOATING RATE SECURITIES

     Each Series may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit a Series to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Series, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Series' right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Series may invest in obligations which are not so rated only if the Advisers determine that at the time of investment the obligations are of comparable quality to the other obligations in which the Series may invest. The Advisers, on behalf of a Series, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations held by the Series. A Series will not invest more than 15% (10% in the case of the Money Market Series) of the value of its net assets in floating or variable rate demand obligations as to which it cannot exercise the demand feature on not more than seven days' notice if there is no secondary market available for these obligations, and in other securities that are not readily marketable. See "Investment Restrictions" below.

PARTICIPATION INTERESTS

     A Series may purchase from financial institutions participation interests in securities in which such Series may invest. A participation interest gives a Series an undivided interest in the security in the proportion that the Series' participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Series, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, the Advisers must have determined that the instrument is of comparable quality to those instruments in which a Series may invest. For certain participation interests, a Series will have the right to demand payment, on not more than seven days' notice, for all or any part of the Series' participation interest in the security, plus accrued interest. As to these instruments, a Series intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio. A Series will not invest more than 15% (10% in the case of the Money Market Series) of its net assets in participation interests that do not have this demand feature, and in other securities that are not readily marketable. See "Investment Restrictions" below.

ILLIQUID SECURITIES

     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

     The SEC has recently adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act of resales of certain securities to qualified institutional buyers. The Advisers anticipate that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this new regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

     The Advisers will monitor the liquidity of Rule 144A securities for each Series under the supervision of the Diversified Investors Portfolio's Board of Trustees. In reaching liquidity decisions, the Advisers will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security, (2) the number of dealers and other potential purchasers wishing to purchase or sell the security, (3) dealer undertakings to make a market in the security and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

UNSECURED PROMISSORY NOTES

     A Series also may purchase unsecured promissory notes ("Notes") which are not readily marketable and have not been registered under the 1933 Act, provided such investments are consistent with the Series' investment objective. The Notes purchased by a Series will have remaining maturities of 13 months or less and will be deemed by the Board of Trustees of Diversified Investors Portfolios to present minimal credit risks and will meet the quality criteria set forth above under "Investment Policies." A Series will invest no more than 15% (10% in the case of the Money Market Series) of its

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net assets in such Notes and in other securities that are not readily marketable(which securities would include floating and variable rate demand obligations as to which the Series cannot exercise the demand feature described above and as to which there is no secondary market). See "Investment Restrictions" below.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS

     Repurchase agreements are agreements by which a person purchases a security and simultaneously commits to resell that security to the seller (which is usually a member bank of the Federal Reserve System or a member firm of the New York Stock Exchange (or a subsidiary thereof)) at an agreed-upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed-upon price, which obligation is in effect secured by the value of the underlying security, usually U.S. Government or Government agency issues. Under the Investment Company Act of 1940, as amended (the "1940 Act"), repurchase agreements may be considered to be loans by the buyer. A Series' risk is limited to the ability of the seller to pay the agreed upon amount on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay although a Series may incur certain costs in liquidating this collateral and in certain cases may not be permitted to liquidate this collateral. All repurchase agreements entered into by a Series are fully collateralized, with such collateral being marked to market daily.

     A Series may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage, and by agreeing to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). At the time a Series enters into a reverse repurchase agreement it will place in a segregated custodial account cash, U.S. Government securities or high-grade debt obligations having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Series may decline below the repurchase price of those securities. Reverse repurchase agreements are considered to be borrowings by a Series.

FOREIGN SECURITIES - ALL SERIES

     Each Series may invest its assets in securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, brokerage or other taxation, limitation on the removal of funds or other assets of a Series, political or financial instability or diplomatic and other developments which would affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the U.S.

     It is anticipated that in most cases the best available market for foreign securities would be on exchanges or in over-the-counter markets located outside the U.S. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. Foreign security trading practices, including those involving securities settlement where a Series' assets may be released prior to receipt of payment, may expose a Series to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. In addition, foreign brokerage commissions are generally higher than commis-
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

sions on securities traded in the U.S. and may be non-negotiable. In general, there is less overall governmental supervision and regulation of foreign securities exchanges, brokers and listed companies than in the U.S.

FOREIGN SECURITIES - MONEY MARKET SERIES

     The Money Market Series may invest in foreign securities, including only U.S. dollar-denominated obligations of foreign branches and subsidiaries of domestic banks and foreign banks, such as Eurodollar certificates of deposit, which are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States, and Yankee CDs, which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States; Eurodollar time deposits ("ETDs"), which are U.S. dollar-denominated deposits in a foreign branch of a foreign or domestic bank, and Canadian time deposits, which are essentially the same as ETDs except they are issued by branches of major Canadian banks; high quality, U.S. dollar-denominated short-term bonds and notes (including variable amount master demand notes) issued by foreign corporations, including Canadian commercial paper, which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer; and U.S. dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Adviser to be of comparable quality to the other obligations in which the Money Market Series may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

FOREIGN SECURITIES - SERIES OTHER THAN MONEY MARKET SERIES

     Each Series' policy is not to invest more than 25% of its assets in securities of foreign issuers; not more than 5% of a Series' assets may be invested in closed-end investment companies which primarily hold foreign securities. Investments in such companies may entail the risk that the market value of such investments may be substantially less than their net asset value and that there would be duplication of investment management and other fees and expenses. Securities of foreign issuers include investments in sponsored American Depository Receipts ("ADRs"). ADRs are depository receipts for securities of foreign issuers and provide an alternative method for a Series to make foreign investments. These securities will not be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are designed for use in U.S. securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities.

     Each Series may invest in foreign securities that impose restrictions on transfer within the United States or to United States persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

     Because some Series may buy and sell securities denominated in currencies other than the U.S. dollar and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, such Series from time to time may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. Such Series either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or use forward contracts to purchase or sell foreign currencies.

     A forward foreign currency exchange contract is an obligation by a Series to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. A Series maintains with its custodian a segregated account of high grade liquid assets in an amount at least equal to its obligations under each forward foreign currency exchange contract. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Series' securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

     The Series may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into the Advisers' long-term investment decisions, the Series will not routinely enter into foreign currency hedging transactions with respect to security transactions; however, the Advisers believe that it is important to have the flexibility to enter into foreign currency hedging transactions when they determine that the transactions would be in a Series' best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

     While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event a Series' ability to utilize forward contracts in the manner set forth herein and in the Prospectus may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Series than if it had not entered into such contracts. The use of foreign currency forward contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Series' foreign currency denominated portfolio securities and the use of such techniques will subject a Series to certain risks.

     The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Series may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit a Series' ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Series' use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Series' cross-hedges and the movements in the exchange rates of the foreign currencies in which a Series' assets that are the subject of such cross-hedges are denominated.

GUARANTEED INVESTMENT CONTRACTS

     Each Series may invest in guaranteed investment contracts ("GICs") issued by insurance companies. Pursuant to such contracts, a Series makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the fund guaranteed interest. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs
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

allocable to it, and the charges will be deducted from the value of the deposit fund. Because a Series may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment and, together with other instruments in a Series which are not readily marketable, will not exceed 15% (10% in the case of the Money Market Series) of the Series' net assets. The term of a GIC will be thirteen months or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of the guaranteed interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

WHEN-ISSUED SECURITIES

     Each Series may purchase securities on a "when-issued" or on a "forward delivery" basis. It is expected that, under normal circumstances, a Series would take delivery of such securities. When a Series commits to purchase a security on a "when-issued" or on a "forward delivery" basis, the Series establishes procedures consistent with the relevant policies of the Securities and Exchange Commission. Since those policies currently recommend that an amount of a Series' assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Series expects always to have cash, cash equivalents, or high quality debt securities sufficient to cover any commitments or to limit any potential risk. However, although a Series does not intend to make such purchases for speculative purposes and intends to adhere to the provisions of Securities and Exchange Commission policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, a Series may have to sell assets which have been set aside in order to meet redemptions. Also, if a Series determines it is advisable as a matter of investment strategy to sell the "when-issued" or "forward delivery" securities, the Series would be required to meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or less than the Series' payment obligation).

ZERO COUPON OBLIGATIONS

     Each Series may acquire zero coupon obligations when consistent with its investment objective and policies. Such obligations have greater price volatility than coupon obligations and will not result in payment of interest until maturity. Since dividend income is accrued throughout the term of the zero coupon obligation but is not actually received until maturity, a Series may have to sell other securities to pay said accrued dividends prior to maturity of the zero coupon obligation.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS - SERIES OTHER THAN MONEY MARKET SERIES

     GENERAL. The successful use of such instruments draws upon the Advisers' skill and experience with respect to such instruments and usually depends on the Advisers' ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Series may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

     FUTURES CONTRACTS. A Series may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices including any index of U.S. Government securities, foreign government securities or corporate debt securities. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. A Series may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. A Series may also enter into futures contracts which are based on bonds issued by entities other than the U.S. Government.

     At the same time a futures contract is purchased or sold, the Series must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Series would provide or receive cash that reflects any decline or increase in the contract's value.

     At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

     Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Series will incur brokerage fees when it purchases or sells futures contracts.

     The purpose of the acquisition or sale of a futures contract, in the case of a Series which holds or intends to acquire fixed-income securities, is to attempt to protect the Series from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase, a Series might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Series. If interest rates did increase, the value of the debt securities in a Series would decline, but the value of the futures contracts to the Series would increase at approximately the same rate, thereby keeping the net asset value of the Series from declining as much as it otherwise would have. The Series could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows a Series to maintain a defensive position without having to sell its portfolio securities.

     Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Series could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Series could then buy debt securities on the cash market. To the extent a Series enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the Series' obligations with respect to such futures contracts will consist of cash, cash equivalents or high quality liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Series with respect to such futures contracts.

     The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Advisers may still not result in a successful transaction.

     In addition, futures contracts entail risks. Although the Advisers believe that use of such contracts will benefit the Series, if the Advisers' investment judgment about the general direction of interest rates is incorrect, a Series' overall performance would be poorer than if it had not entered into any such contract. For example, if a Series has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held by it and interest rates decrease instead, the Series will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Series has insufficient cash, it may have to sell debt securities to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. A Series may have to sell securities at a time when it may be disadvantageous to do so.

     OPTIONS ON FUTURES CONTRACTS. The Series intend to purchase and write options on futures contracts for edging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when a Series is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, a Series will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Series' portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Series will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Series intends to purchase. If a put or call option the Series has written is exercised, the Series will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Series' losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

     The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Series may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

     The amount of risk a Series assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

     The Board of Trustees of Diversified Investors Portfolios has adopted the requirement that futures contracts and options on futures contracts be used either (i) as a hedge without regard to any quantitative limitation, or (ii) for other purposes to the extent that immediately thereafter the aggregate
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

amount of margin deposits on all (non-hedge) futures contracts of the Series and premiums paid on outstanding (non-hedge) options on futures contracts owned by the Series does not exceed 5% of the market value of the total assets of a Series. In addition, the aggregate market value of the outstanding futures contracts purchased by a Series may not exceed 50% of the market value of the total assets of the Series. Neither of these restrictions will be changed by the Board of Trustees of Diversified Investors Portfolios without considering the policies and concerns of the various applicable federal and state regulatory agencies.

     OPTIONS ON FOREIGN CURRENCIES. A Series may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Series may purchase put options on the foreign currency. If the value of the currency does decline, the Series will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

     Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Series may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Series deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Series could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

     A Series may write options on foreign currencies for the same types of hedging purposes. For example, where a Series anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

     Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Series could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Series to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Series would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Series also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

     The Series intend to write covered call options on foreign currencies. A call option written on a foreign currency by a Series is "covered" if the Series owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Series has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Series in cash, U.S. Government securities and other high quality liquid debt securities in a segregated account with its custodian.

     The Series also intend to write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Series owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, a Series collateralizes the option by maintaining in a segregated account with its custodian, cash or U.S. Government securities or other high quality liquid debt securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

     ADDITIONAL RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES. Unlike transactions entered into by a Series in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

     Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Series to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

     The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

     As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. A Series' ability to terminate over-the-counter options will be more limited than with exchange-traded options. It is also possible that broker-dealers participating in over-the-counter options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, each Series will treat purchased over-the-counter options and assets used to cover written over-the-counter options as illiquid securities. With respect to options written with primary dealers in U.S. Government Securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

     In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Series' ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

OPTIONS ON SECURITIES - SERIES OTHER THAN MONEY MARKET SERIES

     The Series may write (sell) covered call and put options to a limited extent on its portfolio securities ("covered options") in an attempt to increase income. However, a Series may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Series.

     When a Series writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Series will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which a Series has no control, the Series must sell the underlying security to the option holder at the exercise price. By writing a covered call option, a Series forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

     When a Series writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Series at the specified exercise price at any time during the option period. If the option expires unexercised, the Series will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which a Series has no control, the Series must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, a Series, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. A Series will only write put options involving securities for which a determination is made at the time the option is written that the Series wishes to acquire the securities at the exercise price.

     A Series may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." Where a Series cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

     When a Series writes an option, an amount equal to the net premium received by the Series is included in the liability section of the Series' Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Series enters into a closing purchase transaction, the Series will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Series will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be segregated on the books of the custodian for the Series.

     A Series may purchase call and put options on any securities in which it may invest. A Series would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Series, in exchange for the premium paid, to purchase a security at a specified price during the option period. A Series would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

     A Series would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle a Series, in exchange for the premium paid, to sell a security, which may or may not be held in the Series' portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Series' portfolio securities. Put options also may be purchased by a Series for the purpose of affirmatively benefiting from a decline in the price of securities which the Series does not own. A Series would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

     The Series have adopted certain other nonfundamental policies concerning option transactions which are discussed below. A Series' activities in options may also be restricted by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

     The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

     The Series may engage in over-the-counter options transactions with broker-dealers who make markets in these options. At present, approximately ten broker-dealers, including several of the largest primary dealers in U.S. Government securities, make these markets. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Series will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Advisers will monitor the creditworthiness of dealers with whom a Series enters into such options transactions under the general supervision of the Trustees of Diversified Investors Portfolios.

OPTIONS ON SECURITIES INDICES - SERIES OTHER THAN MONEY MARKET SERIES

     In addition to options on securities, the Series may also purchase and write (sell) call and put options on securities indices. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Such options will be used for the purposes described above under "Options on Securities."

     Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Series generally will only purchase or write such an option if the Advisers believe the option can be closed out.

     Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Series will not purchase such options unless the Advisers believe the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

     Price movements in the Series may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Advisers may be forced to liquidate portfolio securities to meet settlement obligations.

SHORT SALES "AGAINST THE BOX" - SERIES OTHER THAN MONEY MARKET SERIES

     In a short sale, a Series sells a borrowed security and has a corresponding obligation to the lender to return the identical security. A Series may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box".

     In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Series engages in a short sale, the collateral for the short position will be maintained by its custodian or qualified sub-custodian. While the short sale is open, a Series maintains in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Series' long position.

     The Series will not engage in short sales against the box for investment purposes. A Series may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security (or a security convertible or exchangeable for such security), or when a Series wants to sell the security at an attractive current price, but also wishes to defer recognition of gain or loss for federal income tax purposes or for purposes of satisfying certain tests applicable to regulated investment companies under the Code. In such case, any future losses in a Series' long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced depends upon the amount of the security sold short relative to the amount a Series owns. There are certain additional transaction costs associated with short sales against the box, but the Series endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

     As a non-fundamental operating policy, the Advisers do not expect that more than 40% of a Series' total assets would be involved in short sales against the box. The Advisers do not currently intend to engage in such sales.

CERTAIN OTHER OBLIGATIONS

     In order to allow for investments in new instruments that may be created in the future, a Series may, upon supplementing this Statement of Additional Information, invest in obligations other than those listed previously, provided such investments are consistent with a Series' investment objective, policies and restrictions.

RATING SERVICES

     The ratings of rating services represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Advisers also make their own evaluations of these securities, subject to review by the Board of Trustees of Diversified Investors Portfolios. After purchase by a Series, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Series. Neither event would require a Series to dispose of the obligation, but the Advisers will consider such an event in their determination of whether a Series should continue to hold the obligation. A description of the ratings used herein and in the Prospectus is set forth in the Appendix to this Statement of Additional Information.

     Except as stated otherwise, all investment policies and restrictions described herein are non-fundamental, and may be changed without prior shareholder approval.

                            INVESTMENT RESTRICTIONS

     The following investment restrictions are "fundamental policies" of each Series and may not be changed without the approval of a "majority of the outstanding voting securities" of the Series. "Majority of the outstanding voting securities" under the 1940 Act and as used in this Statement of Additional Information and the Prospectus, means, with respect to a Series, the lesser of (i) 67% or more of the total beneficial interests of the Series present at a meeting if the holders of more than 50% of the total beneficial interests of the Series are present or represented by proxy or (ii) more than 50% of the total beneficial interests of the Series. If a percentage or a rating restriction on investment or utilization of assets is adhered to at the time an investment is made or assets are so utilized, a later change in such percentage resulting from changes in a Series' total assets or the value of a Series' securities, or a later change in the rating of a portfolio security, will not be considered a violation of the relevant policy.

     As a matter of fundamental policy, no Series may:

          (1) borrow money or mortgage or hypothecate assets of the Series, except that in an amount not to exceed 1/3 of the current value of the Series' assets (including such borrowing) less liabilities (not including such borrowing), it may borrow money and enter into reverse repurchase agreements, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute;

          (2) underwrite securities issued by other persons except insofar as Diversified Investors Portfolios or a Series may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

          (3) make loans to other persons except (a) through the lending of portfolio securities and provided that any such loans not exceed 30% of the Series' total assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations or (c) by purchasing debt securities of types distributed publicly or privately;

          (4) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts), except in the ordinary course of business a Series may hold and sell portfolio real estate acquired as a result of a Series' ownership of securities;

          (5) concentrate its investments in any particular industry (excluding U.S. Government Securities), but if it is deemed appropriate for the achievement of the Series' investment objective(s), up to 25% of its total assets may be invested in any one industry (except that the

     Money Market Series reserves the right to concentrate 25% or more of its assets in obligations of domestic branches of domestic banks);

          (6) issue any senior security (as that term is defined in the 1940
     Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction; or

          (7) enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are not readily marketable (which securities would include participation interests and floating and variable rate demand obligations as to which no secondary market exists and the Series cannot exercise a demand feature on not more than seven days' notice), if, in the aggregate, more than 15% (10% in the case of the Money Market Series) of its net assets would be so invested. A Series may not invest in time deposits maturing in more than seven days.

     State and Federal Restrictions. In order to comply with certain state and federal statutes and policies each Series will not as a matter of operating policy:

       (i) borrow money for any purpose in excess of 10% of the Series' total assets (taken at cost), except that the Series may borrow for temporary or emergency purposes up to 1/3 of its assets;
      (ii) pledge, mortgage or hypothecate for any purpose in excess of 10% of the Series' net assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, reverse repurchase agreements, when-issued securities and other similar investment techniques are not considered a pledge of assets for purposes of this restriction;
     (iii) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;
      (iv)   invest for the purpose of exercising control or management;
       (v) purchase securities issued by any other investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for a Series if such purchase at the time thereof would cause (a) more than 10% of the Series' total assets
             (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more that 5% of the Series' total assets (taken at the greater of cost or market value) to be invested in any one investment company;
             or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Series; and provided further that a Series may not purchase any security from any open-end investment company;
      (vi) purchase securities of any issuer if such purchase at the time thereof would cause the Series to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

     (vii) purchase or retain in a Series' portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of Diversified Investors Portfolios or is an officer or partner of the Adviser or Subadviser, if after the purchase of the securities of such issuer for a Series one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;
    (viii)   invest more than 5% of a Series' net assets in warrants
             (valued at the lower of cost or market), but not more than 2% of a Series' net assets may be invested in warrants not listed on the New York Stock Exchange or the American Stock
             Exchange; or
      (ix)   make short sales of securities or maintain a short position
             (excluding short sales if the Series owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of equivalent kind and amount) if such short sales represent more than 25% of the Series' net assets (taken at market value); provided, however, that the value of the Series' short sales of securities (excluding
             U.S. Government Securities) of any one issuer may not be greater than 2% of the value (taken at market value) of the Series' net assets or more than 2% of the securities of any class of any issuer.

     Policies (i) through (ix) may be changed by the Board of Trustees of Diversified Investors Portfolios.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

     Portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of portfolio turnover is not a limiting factor when changes are appropriate. Portfolio trading is engaged in for a Series if the Advisers believe that a transaction net of costs (including custodian charges) will help achieve the Series' investment objectives.

     A Series' purchases and sales of securities may be principal transactions, that is, securities may be purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases and, therefore, the Series do not anticipate paying brokerage commissions in such transactions. Any transactions for which a Series pays a brokerage commission will be effected at the best price and execution available. Purchases from underwriters of securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and the asked price.

     Allocations of transactions, including their frequency, to various dealers is determined by the Subadvisers in their best judgement and in a manner deemed to be in the best interest of the investors in a Series rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price.

     Investment decisions for a Series will be made independently from those for any other account or investment company that is or may in the future become managed by the Advisers or their affiliates. If, however, a Series and other investment companies or accounts managed by the Subadvisers are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by a Series or the size of the position obtainable for the Series. In addition, when purchases or sales of the same security for a Series and for other investment companies managed by the Subadvisers occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales. Further-more, in certain circumstances affiliates of the Subadvisers whose investment portfolios are managed internally, rather than by the Subadvisers, might seek to purchase or sell the same type of investments at the same time as a Series. Such an event might also adversely affect that Series.

DETERMINATION OF NET ASSET VALUE; VALUATION OF SECURITIES

     Beneficial interests in each Series of Diversified Investors Portfolios are issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the Act. of 1933 Act.

     Portfolio securities are valued on the basis of market quotations when they are readily available. Each Series values mortgage-backed and other debt securities for which market quotations are not readily available at their fair value as determined in good faith, utilizing procedures approved by the Board of Trustees of Diversified Investors Portfolios, on the basis of valuations provided either by dealers or a pricing service. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at cost adjusted for amortization of premiums and accretion of discounts.

     Interest rate futures contracts held by a Series are valued on the basis of closing market quotations, which are normally available daily. When market quotations are not readily available, the fair value of these contracts will be determined in good faith utilizing procedures approved by the Board of Trustees of Diversified Investors Portfolios.

     A determination of value used in calculating net asset value must be a fair value determination made in good faith utilizing procedures approved by Diversified Investors Portfolios Board of Trustees. While no single standard for determining fair value exists, as a general rule, the current fair value of a security would appear to be the amount which a Series could expect to receive upon its current sale. Some, but not necessarily all, of the general factors which may be considered in determining fair value include: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces which influence the market in which these securities are purchased and sold. Without limiting or including all of the specific factors which may be considered in determining fair value, some of the specific factors include: type of security, financial statements of the issuer, cost at date of purchase, size of holding, discount from market value, value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the securities, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

MANAGEMENT OF DIVERSIFIED INVESTORS PORTFOLIOS

     The Trustees and officers of Diversified Investors Portfolios and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate those Trustees who are "interested persons" (as defined in the 1940 Act) of Diversified Investors Portfolios. Unless otherwise indicated, the address of each Trustee and officer of Diversified Investors Portfolios is 4 Manhattanville Road, Purchase, New York 10577.

           TRUSTEES AND OFFICERS OF DIVERSIFIED INVESTORS PORTFOLIOS

                                    TRUSTEES


                                          AGE
                                        (AS OF
                                       11/15/99)
                                       ---------
Tom A. Schlossberg*..................     51       10/92 to present -- President, Chief Executive
(Managing Board Member)                            Officer and Chairman of the Managing board,
                                                   Diversified Investment Advisors, Inc.; 3/95 to
                                                   present -- President and Director, AUSA Life
                                                   Insurance Company, Inc.

Neal M. Jewell.......................     66       1/95 to present -- Consultant; 11/91 to 1/95 --
(Managing Board Member)                            Executive Vice President, American International
355 Thornridge Drive,                              Group Asset Management
Stamford, Connecticut 06903

Eugene M. Mannella...................     47       8/93 to present -- Vice President, Investment
(Managing Board Member)                            Management Services, Inc. 5/96 to
Two Orchard Neck Road,                             present -- President, Brooks Asset Management LLC
Center Moriches, New York 11934

Mark Mullin*.........................     37       4/95 to present -- Vice President and Chief
(Managing Board Member)                            Investment Officer, Diversified Investment Advisors,
                                                   Inc.; 4/93 to 4/95 -- Portfolio Manager, AEGON, Inc.

Patricia L. Sawyer...................     50       1990 to present -- President, Smith & Sawyer, Inc.;
(Managing Board Member)                            1997 to present -- Partner, Smith & Sawyer LLC
Smith & Sawyer Inc.
230 Park Avenue
33rd Floor
New York, New York 10169


                                    OFFICERS

     Mr. Schlossberg is President, Chief Executive Officer and Chairman of the Board of Diversified Investors Portfolios.


                                          AGE
                                        (AS OF
                                       11/15/99)
                                       ---------
Robert F. Colby......................     45       1/94 to present -- Vice President and General
                                                   Counsel, Diversified Investment Advisors, Inc.; 3/95
                                                   to present -- Vice President and Assistant
                                                   Secretary, AUSA Life Insurance Company, Inc.; 3/93
                                                   to present -- Vice President and Secretary,
                                                   Diversified Investors Securities Corp.; 3/93 to
                                                   6/99 -- Director, Diversified Investors' Securities
                                                   Corp.

                                          AGE
                                        (AS OF
                                       11/15/99)
                                       ---------
Alfred C. Sylvain....................     49       11/93 to present -- Treasurer, Diversified Investors
                                                   Portfolios and The Diversified Investors Funds
                                                   Group; Vice President, Treasurer and Assistant
                                                   Secretary, Diversified Investment Advisors, Inc.;
                                                   1/94 to present -- Treasurer, Diversified Investors
                                                   Securities Corp.; 2/95 to 6/99 -- Director,
                                                   Diversified Investors Securities Corp.
John F. Hughes.......................     59       11/93 to present -- Vice President and Senior
                                                   Counsel, Diversified Investment Advisors, Inc.


     The Declaration of Trust provides that the Diversified Investors Portfolios will indemnify its Trustees and officers as described below under "Description of the Trust; Fund Shares."

                          INVESTMENT ADVISORY SERVICES

     The Diversified Investment Advisors, Inc. ("Diversified") manages the assets of each Series pursuant to an Investment Advisory Agreement (the "Advisory Agreement") with Diversified Investors Portfolios with respect to that Series and the investment policies described herein and in the Prospectus. Subject to such further policies as the Diversified Investors Portfolios' Board of Trustees may determine, the Diversified provides general investment advice to each Series. For its services under each Advisory Agreement, Diversified receives from each Series fees accrued daily and paid monthly at an annual rate equal to the percentages specified in the table set forth in the Prospectus of the corresponding Series' average daily net assets.

     For each Series of Diversified Investors Portfolios, Diversified has entered into an Investment Subadvisory Agreement (each a "Subadvisory Agreement") with one or more of the subadvisers (each "Subadviser," and collectively the "Subadvisers"). It is the responsibility of a Subadviser to make the day to day investment decisions for its Series and to place the purchase and sales orders for securities transactions of such Series, subject in all cases to the general supervision of Diversified. Each Subadviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing the corresponding Series' investments and effecting securities transactions for a Series.

     Each Advisory Agreement provides that Diversified or a Subadviser, as the case may be, may render services to others. Each agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by a Series when authorized either by majority vote of the investors in the Series (with the vote of each being in proportion to the amount of their investment) or by a vote of a majority of its Board of Trustees of Diversified Investors Portfolios, or by Diversified or a Subadviser on not more than 60 days' nor less than 30 days' written notice, as the case may be, and will automatically terminate in the event of its assignment. Each agreement provides that neither Diversified nor Subadviser nor their personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the corresponding Series, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its or their obligations and duties under the Advisory Agreement and the Subadvisory Agreement, as the case may be.

     Diversified's and Subadviser's fees are described in to the Prospectus. Diversified, if required by applicable state law, shall reimburse a Series or waive all or part of its fees up to, but not exceeding, its investment advisory fees from the Series. Such reimbursement, if required, will be equal to the combined aggregate annual expenses which exceed that expense limitation with the lowest threshold prescribed by any state in which such Series is qualified for offer or sale. Management of Diversified Investors Portfolios has been advised that the lowest such threshold currently in effect is 2 1/2% of net assets up to $30,000,000, 2% of the next $70,000,000 of net assets and 1/2% of net assets in excess of that amount.

                                 ADMINISTRATOR

     The Administrative Services Agreement between Diversified, as Administrator, and Diversified Investors Portfolios is described in the Prospectus. The agreement provides that Diversified may render services to others as administrator. In addition, the agreement terminates automatically if it is assigned and may be terminated without penalty by majority vote of the investors in Diversified Investors Portfolios (with the vote of each being in proportion to the amount of their investment). The Administrative Services Agreement also provides that neither Diversified nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in connection with any Series, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their duties or obligations under said agreements.

                          CUSTODIAN AND TRANSFER AGENT

     Pursuant to a Custodian Contract, Investors Bank & Trust Company acts as the custodian of each Series' assets (the "Custodian"). The Custodian's business address is 89 South Street, Boston, Massachusetts 02205-1537. The Custodian's responsibilities include safeguarding and controlling cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Series' investments, maintaining books of original entry for portfolio accounting and other required books and accounts, and calculating the daily net asset value of beneficial interests in each Series. Securities held by a Series may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depository Trust Company and may be held by a subcustodian bank if such arrangements are reviewed and approved by the Board of Trustees of Diversified Investors Portfolios. The Custodian does not determine the investment policies of any Series or decide which securities any Series will buy or sell. A Series may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities and foreign exchange transactions. For its services, the Custodian will receive such compensation as may from time to time be agreed upon by it and Diversified Investors Portfolios.

INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP, serves as the independent accountants for Diversified Investors Portfolios providing audit and accounting services including (i) audit of the annual financial statements, (ii) assistance and consultation with respect to the filings with the Securities and Exchange Commission and (iii) preparation of annual income tax returns.

The financial statements of Diversified Investors Portfolios included herein have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

CAPITAL STOCK AND OTHER SECURITIES

     Diversified Investors Portfolios is organized as a trust under the law of the State of New York. Under Diversified Investors Portfolios Declaration of Trust, the Trustees are authorized to issue beneficial interest in one or more Series. Currently there are nine active Series of Diversified Investors Portfolios. Investors in a Series will be held personally liable for the obligations and liabilities of that Series (and of no other Series), subject, however, to indemnification by Diversified Investors Portfolios in the event that there is imposed upon an investor a greater portion of the liabilities and obligations of the Series than its proportionate beneficial interest in the Series. The Declaration of Trust also provides that Diversified Investors Portfolios shall maintain appropriate insurance (for example, a fidelity bond and errors and omissions insurance) for the protection of Diversified Investors Portfolios, its investors, Trustees, officers, employees and agents, and covering possible tort and other liabilities. Thus, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance existed and Diversified Investors Portfolios itself was unable to meet its obligations.

     Investors in a Series are entitled to participate pro rata in distributions of taxable income, loss, gain and credit of their respective Series only. Upon liquidation or dissolution of a Series, investors are entitled to share pro rata in that Series' (and no other Series) net assets available for distribution to its investors. Diversified Investor Portfolios reserves the right to create and issue additional Series of beneficial interest, in which case the beneficial interests in each new Series would participate equally in the earnings, dividends and assets of that particular Series only (and no other Series). Any property of Diversified Investors Portfolios is allocated and belongs to a specific Series to the exclusion of all other Series. All consideration received by Diversified Investors Portfolios for the issuance and sale of beneficial interests in a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings and proceeds thereof, and any funds or payments derived from any reinvestment of such proceeds, is held by the Trustees of Diversified Investors Portfolios in a separate subtrust (a Series) for the benefit of investors in that Series and irrevocably belongs to that Series for all purposes. Neither a Series no investors in that Series possess any right to or interest in the assets belonging to any other Series.

     Investments in a Series have no preference, preemptive, conversion or similar rights and are fully paid and nonassessable, except as set forth below. Investments in a Series may not be transferred.

     Each investor is entitled to a vote in proportion to the amount of its investment in each Series. Investors in a Series do not have cumulative voting rights, and investors holding more than 50% of the aggregate beneficial interests in all outstanding Series may elect all of the Trustees if they choose to do so and in such event other investors would not be able to elect any Trustees. Investors in each Series will vote as a separate class except as to voting for the election of Trustees, as otherwise required by the 1940 Act, or if determined by the Trustees to be a matter which affects all Series. As to any matter which does not affect the interest of a particular Series, only investors in the one or more affected Series are entitled to vote. Diversified Investors Portfolios is not required and has no current intention of holding annual meetings of investors, but will hold special meetings of investors when in the judgment of Trustees it is necessary or desirable to submit matters for an investor vote. The Declaration of Trust may be amended without the vote of investors, except that investors have the right to approve by affirmative majority vote any amendment which would affect their voting rights, alter the procedures to amend the Declaration of Trust, or as required by law or by Diversified Investors Portfolios registration statement, or as submitted to them by the Trustees. Any amendment submitted to investors which the Trustees determine would affect the investors of any Series shall be authorized by vote of the investors of such Series and no vote will be required of investors in a Series not affected.

     Diversified Investors Portfolios or any Series may enter into a merger or consolidation, or sell all or substantially all of its assets, if approved (a) at a meeting of investors by investors representing the lesser of (i) 67% or more of the beneficial interest in the affected Series present or represented at such meeting, if investors in more that 50% of all such beneficial interests are present or represented by proxy, or (ii) more than 50% of all such beneficial interests, or (b) by an instrument in writing without a meeting, consented to by investors representing not less than a majority of the beneficial interest in the affected Series. Diversified Investors Portfolios or any Series may also be terminated (i) upon liquidation and distribution of its assets if approved by the vote of two thirds of its investors (with the vote of each being in proportion to the amount of its investment), (ii) by the Trustees by written notice to its investors, or (iii) upon the bankruptcy or expulsion of an investor in the affected Series, unless the investors in such Series, by majority vote, agree to continue the Series. Diversified Investors Portfolios will be dissolved upon the dissolution of the last remaining Series.

     The Declaration of Trust provides that obligations of Diversified Investors Portfolios are not binding upon the Trustees individually but only upon the property of Diversified Investors Portfolios and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

     The Declaration of Trust further provides that it will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with Diversified Investors Portfolios, unless, as to liability to Diversified Investors Portfolios or its investors, it is finally adjudicated that they engaged in wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of Diversified Investors Portfolios. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in wilful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

TAXATION

     Diversified Investors Portfolios is organized as a New York trust. The Trust and each Series are not subject to any income or franchise tax in the State of New York or the Commonwealth of Massachusetts. However, each investor in a Series will be taxable on its share (as determined in accordance with the governing instruments of the Trust) of the Series' ordinary income and capital gain in determining its income tax liability. The determination of such share will be made in accordance with the Code and regulations promulgated thereunder.

     Each Series, since it is taxed as a partnership, is not subject to federal income taxation. Instead, and investor must take into account, in computing its federal income tax liability, its share of the Series' income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from the Series.

     Withdrawals by investors from each Series generally will not result in their recognizing any gain or loss for federal income tax purposes, except that
(1) gain will be recognized to the extent that any cash distributed exceeds the basis of the investor's interest in the Series prior to the distribution, (2) income or gain will be realized if the withdrawal is in liquidation of the investor's entire interest in the Series and includes a disproportionate share of any unrealized receivables held by the Series, and (3) loss will be recognized if the distribution is in liquidation of that entire interest and consists solely of cash and/or unrealized receivables. The basis of an investor's interest in a Series generally equals the amount of cash and the basis of any property that the investor invests in the Series, increased by the investor's share of income from the Series and decreased by the amount of any cash distributions and the basis of any property distributed from the Series.

     Each Series' taxable year-end will be December 31. Although, as described above, the Series will not be subject to federal income tax, each will file appropriate income tax returns.

     It is intended that each Series' assets, income and distributions will be managed in such a way that an investor in each Series will be able to satisfy the requirements of Subchapter M of the Code.

                               HEDGING STRATEGIES

     The use of hedging strategies, such as a Series' entering into interest rate futures contracts and purchasing options thereon, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith. Income from the disposition of futures contracts and options thereon will be subject to the limitation that a Series must derive less than 30% of its gross income from the sale or other disposition of securities, options or futures contracts held for less than three months (the "Short-Short Limitation").

     If certain requirements are satisfied, any increase in value on a position that is part of a "designated hedge" will be offset by an decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Short-Short

Limitation is satisfied. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. Each Series intends to qualify for this treatment when it engages in hedging transactions, but at the present time it is not clear whether this treatment will be available for all of a Series' hedging transactions. To the extent this treatment is not available, a Series may be forced to defer the closing out of certain options and futures contracts beyond the time when it otherwise would be advantageous to do so, in order for an investor in the Series to qualify as a Regulated Investment Company.

                                 OTHER TAXATION

     The investment by an investor in a Series does not cause the investor to be liable for any income or franchise tax in the State of New York. Investors are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Series.

                          FINANCIAL STATEMENTS OF MONY

     The financial statements of MONY that are included in this Statement of Additional Information are different from the financial statements of Keynote. The financial statements of MONY should be considered only as bearing upon the ability of MONY to meet its obligations under the Contracts and should not be considered as bearing on the investment performance of the assets held in Keynote.

                                    APPENDIX

                       BOND AND COMMERCIAL PAPER RATINGS

STANDARD & POOR'S BOND RATINGS

     A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree.

     The rating "AA" may be modified by the addition of a plus or minus sign to show relative standing within such category.

MOODY'S BOND RATINGS

     Excerpts from Moody's description of its corporate bond ratings: Aaa - judged to be the best quality, carry the smallest degree of investment risk; Aa -judged to be of high quality by all standards.

FITCH INVESTORS SERVICE BOND RATINGS

     AAA. Securities of this rating are regarded as strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, an liable to but slight market fluctuation other than through changes in the money rate. The factor last named is of importance varying with the length of maturity. Such securities are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA rating is showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter in, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may also influence the rating.

     AA. Securities in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the AAA class, but a security so rated may be of junior though strong lien--in many cases directly following an AAA security--or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to ratings by the lesser financial power of the enterprise and more local type of market.

STANDARD & POOR'S COMMERCIAL PAPER RATINGS

     A is the highest commercial paper rating category utilized by S&P, which uses the numbers 1+, 1, 2 and 3 to denote relative strength within its A classification. Commercial paper issues rated A by S&P have the following characteristics: Liquidity ratios are better than industry average. Long-term debt rating is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.

A-1 MOODY'S COMMERCIAL PAPER RATINGS

     Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

FITCH-1, FITCH-2, DUFF 1 AND DUFF 2 COMMERCIAL PAPER RATINGS

     Commercial paper rated "Fitch-1" is considered to be the highest grade paper and is regarded as having the strongest degree of assurance for timely payment. "Fitch-2" is considered very good grade paper and reflects an assurance of timely payment only slightly less in degree than the strongest issue.

     Commercial paper issues rate "Duff 1" by Duff & Phelps, Inc. have the following characteristics: very high certainty of timely payment, excellent liquidity factors supported by strong fundamental protection factors, and risk factors which are very small. Issues rated "Duff 2" have a good certainty of timely payment, sound liquidity factors and company fundamentals, small risk factors, and good access to capital markets.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of MONY Life Insurance Company and the Contractholders of Keynote Series Account:

In our opinion, the accompanying statements of assets and liabilities, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Money Market, Intermediate Government Bond, Core Bond, Balanced, Value & Income (formerly Equity Income), Equity Growth and Calvert Subaccounts (seven of the subaccounts constituting the Keynote Series Account) ("Keynote") at December 31, 2000, and the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Keynote's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
February 19, 2001

                             KEYNOTE SERIES ACCOUNT

                      STATEMENTS OF ASSETS AND LIABILITIES

                               DECEMBER 31, 2000

                                        INTERMEDIATE
                             MONEY       GOVERNMENT       CORE                      VALUE &        EQUITY
                             MARKET         BOND          BOND       BALANCED       INCOME         GROWTH      CALVERT
                           SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT(1)   SUBACCOUNT   SUBACCOUNT
                           ----------   ------------   ----------   ----------   -------------   ----------   ----------
ASSETS:
Investment in the Funds,
  at value (Notes 1 and
  2).....................   $171,780      $170,129      $277,109    $2,331,289    $9,754,107     $8,323,444    $353,622
Receivable for units
  purchased..............        173           759           225         1,392         1,146          1,129          50
Receivable from MONY.....         26            --            --            --            --            967          --
                            --------      --------      --------    ----------    ----------     ----------    --------
          Total assets...    171,979       170,888       277,334     2,332,681     9,755,253      8,325,540     353,672
                            --------      --------      --------    ----------    ----------     ----------    --------
LIABILITIES:
Payable for securities
  purchased..............         --            --            --            --            --             --          50
Accrued expenses.........        155           137           239         2,063         8,136          7,411         322
                            --------      --------      --------    ----------    ----------     ----------    --------
          Total
           liabilities...        155           137           239         2,063         8,136          7,411         372
                            --------      --------      --------    ----------    ----------     ----------    --------
          NET ASSETS
            ATTRIBUTABLE
            TO ANNUITY
        CONTRACTHOLDERS..   $171,824      $170,751      $277,095    $2,330,618    $9,747,117     $8,318,129    $353,300
                            ========      ========      ========    ==========    ==========     ==========    ========
Accumulation units.......      9,488         9,742        11,172        67,074       219,973        142,030      12,809
                            ========      ========      ========    ==========    ==========     ==========    ========
Unit value...............   $  18.11      $  17.53      $  24.80    $    34.75    $    44.31     $    58.57    $  27.58
                            ========      ========      ========    ==========    ==========     ==========    ========

---------------
(1) Formerly the Equity Income Subaccount.

                       See notes to financial statements.

                             KEYNOTE SERIES ACCOUNT

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2000

                                          INTERMEDIATE
                               MONEY       GOVERNMENT       CORE                      VALUE &        EQUITY
                               MARKET         BOND          BOND       BALANCED       INCOME         GROWTH       CALVERT
                             SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT(1)   SUBACCOUNT    SUBACCOUNT
                             ----------   ------------   ----------   ----------   -------------   -----------   ----------
INVESTMENT INCOME:
Allocated net investment
  income from Diversified
  Investors Portfolios
  (Note 2).................   $15,079        $5,676       $19,818     $  76,421    $    207,307    $     2,867   $      --
Dividend income (Note 2)...        --            --            --            --              --             --      16,804
                              -------        ------       -------     ---------    ------------    -----------   ---------
          Total investment
            income.........    15,079         5,676        19,818        76,421         207,307          2,867      16,804
                              -------        ------       -------     ---------    ------------    -----------   ---------
EXPENSES (NOTE 3):
  Mortality and expense
     risk..................     2,523         1,007         3,268        27,143          98,169         95,967       4,299
  Less expenses reimbursed
     by MONY...............      (441)           --            --            --              --         (8,760)         --
                              -------        ------       -------     ---------    ------------    -----------   ---------
  Net expenses.............     2,082         1,007         3,268        27,143          98,169         87,207       4,299
                              -------        ------       -------     ---------    ------------    -----------   ---------
Net investment income
  (loss)...................    12,997         4,669        16,550        49,278         109,138        (84,340)     12,505
                              -------        ------       -------     ---------    ------------    -----------   ---------
REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS (NOTE 2):
  Net realized gains
     (losses) on
     investments...........       (35)       (1,009)       (4,526)      110,849       2,009,797      1,194,289       6,512
  Net realized gains
     (losses) on foreign
     currency
     transactions..........        --            --         1,162         4,914              --             --          --
  Net change in unrealized
     appreciation
     (depreciation) on
     investments...........        --         4,155        12,485      (245,691)     (1,432,019)    (2,837,183)    (43,555)
  Net change in unrealized
     (depreciation) on
     translation of assets
     and liabilities
     denominated in foreign
     currencies............        --            --          (113)         (952)             --             --          --
                              -------        ------       -------     ---------    ------------    -----------   ---------
  Net realized and
     unrealized gains
     (losses) on
     investments...........       (35)        3,146         9,008      (130,880)        577,778     (1,642,894)    (37,043)
                              -------        ------       -------     ---------    ------------    -----------   ---------
Net increase (decrease) in
  net assets resulting from
  operations...............   $12,962        $7,815       $25,558     $ (81,602)   $    686,916    $(1,727,234)  $ (24,538)
                              =======        ======       =======     =========    ============    ===========   =========

---------------
(1) Formerly the Equity Income Subaccount.

                       See notes to financial statements.

                             KEYNOTE SERIES ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2000

                                               INTERMEDIATE
                                    MONEY       GOVERNMENT       CORE                      VALUE &        EQUITY
                                    MARKET         BOND          BOND       BALANCED       INCOME         GROWTH       CALVERT
                                  SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT(1)   SUBACCOUNT    SUBACCOUNT
                                  ----------   ------------   ----------   ----------   -------------   -----------   ----------
FROM OPERATIONS:
  Net investment income
    (loss)..................      $  12,997      $   4,669    $  16,550    $   49,278    $   109,138    $   (84,340)  $  12,505
  Net realized gains
    (losses) on
    investments.............            (35)        (1,009)      (4,526)      110,849      2,009,797      1,194,289       6,512
  Net realized gains
    (losses) on foreign
    currency transactions...             --             --        1,162         4,914             --             --          --
  Net change in unrealized
    appreciation
    (depreciation) on
    investments.............             --          4,155       12,485      (245,691)    (1,432,019)    (2,837,183)    (43,555)
  Net change in unrealized
    (depreciation) on
    translation of assets
    and liabilities
    denominated in foreign
    currencies..............             --             --         (113)         (952)            --             --          --
                                  ---------      ---------    ---------    ----------    -----------    -----------   ---------
  Net increase (decrease) in
    net assets resulting
    from operations.........         12,962          7,815       25,558       (81,602)       686,916     (1,727,234)    (24,538)
                                  ---------      ---------    ---------    ----------    -----------    -----------   ---------
FROM UNIT TRANSACTIONS:
  Net proceeds from the
    units issued............        278,014         92,615       56,371       211,564        607,942      2,190,113      87,920
  Net asset value of units
    redeemed................       (344,530)      (151,467)    (173,559)     (568,478)    (2,425,069)    (2,229,970)   (157,269)
                                  ---------      ---------    ---------    ----------    -----------    -----------   ---------
  Net (decrease) in net
    assets from unit
    transactions............        (66,516)       (58,852)    (117,188)     (356,914)    (1,817,127)       (39,857)    (69,349)
                                  ---------      ---------    ---------    ----------    -----------    -----------   ---------
Net (decrease) in net
  assets....................        (53,554)       (51,037)     (91,630)     (438,516)    (1,130,211)    (1,767,091)    (93,887)
NET ASSETS:
  Beginning of year.........        225,378        221,788      368,725     2,769,134     10,877,328     10,085,220     447,187
                                  ---------      ---------    ---------    ----------    -----------    -----------   ---------
  End of year...............      $ 171,824      $ 170,751    $ 277,095    $2,330,618    $ 9,747,117    $ 8,318,129   $ 353,300
                                  =========      =========    =========    ==========    ===========    ===========   =========

Units outstanding beginning
  of year...................         13,122         13,708       16,207        77,105        266,130        142,912      15,386
Units issued during year....         16,024          5,398        2,375         5,943         15,162         32,085       2,791
Units redeemed during
  year......................        (19,658)        (9,364)      (7,410)      (15,974)       (61,319)       (32,967)     (5,368)
                                  ---------      ---------    ---------    ----------    -----------    -----------   ---------
Units outstanding end of
  year......................          9,488          9,742       11,172        67,074        219,973        142,030      12,809
                                  =========      =========    =========    ==========    ===========    ===========   =========

---------------
(1) Formerly the Equity Income Subaccount.

                       See notes to financial statements.

                             KEYNOTE SERIES ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                        INTERMEDIATE
                             MONEY       GOVERNMENT        CORE                         VALUE &        EQUITY
                             MARKET         BOND           BOND         BALANCED        INCOME         GROWTH       CALVERT
                           SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT(1)   SUBACCOUNT    SUBACCOUNT
                           ----------   ------------   -------------   -----------   -------------   -----------   ----------
FROM OPERATIONS:
  Net investment income
     (loss)..............  $  22,145      $  14,150      $  33,315     $    65,461    $   131,688    $   (75,310)  $  37,105
  Net realized gains
     (losses) on
     investments.........       (108)           576        (20,784)        364,039      1,167,436      1,297,177      73,490
  Net realized gains on
     foreign currency
     transactions........         --             --             --           4,104             --             --          --
  Net change in
     unrealized
     appreciation
     (depreciation) on
     investments.........         --        (13,288)       (27,313)       (116,305)       (25,408)     2,129,509     (57,573)
  Net change in
     unrealized
     appreciation on
     translation of
     assets and
     liabilities
     denominated in
     foreign
     currencies..........         --             --             --           1,165             --             --          --
                           ---------      ---------      ---------     -----------    -----------    -----------   ---------
  Net increase (decrease)
     in net assets
     resulting from
     operations..........     22,037          1,438        (14,782)        318,464      1,273,716      3,351,376      53,022
                           ---------      ---------      ---------     -----------    -----------    -----------   ---------
FROM UNIT TRANSACTIONS:
  Net proceeds from the
     issuance of units...    247,799         82,879        249,375         435,730      1,497,458      2,421,861     147,481
  Net asset value of
     units redeemed......   (719,011)      (306,160)      (782,101)     (3,418,000)    (8,441,622)    (8,436,699)   (566,330)
                           ---------      ---------      ---------     -----------    -----------    -----------   ---------
  Net (decrease) in net
     assets from unit
     transactions........   (471,212)      (223,281)      (532,726)     (2,982,270)    (6,944,164)    (6,014,838)   (418,849)
                           ---------      ---------      ---------     -----------    -----------    -----------   ---------
  Net (decrease) in net
     assets..............   (449,175)      (221,843)      (547,508)     (2,663,806)    (5,670,448)    (2,663,462)   (365,827)
NET ASSETS:
  Beginning of year......    674,553        443,631        916,233       5,432,940     16,547,776     12,748,682     813,014
                           ---------      ---------      ---------     -----------    -----------    -----------   ---------
  End of year............  $ 225,378      $ 221,788      $ 368,725     $ 2,769,134    $10,877,328    $10,085,220   $ 447,187
                           =========      =========      =========     ===========    ===========    ===========   =========

Units outstanding
  beginning of year......     40,999         27,614         39,571         167,348        434,610        247,234      31,111
Units issued during
  year...................     14,910          5,131         10,774          13,137         36,924         42,966       5,462
Units redeemed during
  year...................    (42,787)       (19,037)       (34,138)       (103,380)      (205,404)      (147,288)    (21,187)
                           ---------      ---------      ---------     -----------    -----------    -----------   ---------
Units outstanding end of
  year...................     13,122         13,708         16,207          77,105        266,130        142,912      15,386
                           =========      =========      =========     ===========    ===========    ===========   =========

---------------
(1) Formerly the Equity Income Subaccount.

                       See notes to financial statements.

                             KEYNOTE SERIES ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS

 1. ORGANIZATION AND BUSINESS

     Keynote Series Account ("Keynote") is a separate investment account established on December 16, 1987 by MONY Life Insurance Company, ("MONY") under the laws of the State of New York.

     Keynote operates as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"). Keynote holds assets that are segregated from all of MONY's other assets and, at present, is used as an investment vehicle under certain tax-deferred annuity contracts issued by MONY to fund retirement plans maintained by certain not-for-profit and other organizations ("Group Plans"). MONY is the legal holder of the assets in Keynote.

     There are currently seven subaccounts within Keynote which are available to contractholders of Group Plans. Six of the subaccounts invest in a corresponding portfolio of Diversified Investors Portfolios (the "Portfolios") and the seventh subaccount invests in Calvert Social Balanced Portfolio, a series of Calvert Variable Series, Inc. ("Calvert" and collectively, the "Funds"). The respective financial statements of the Funds are contained elsewhere in this report.

     At December 31, 2000, each of the subaccounts' investment in the corresponding Portfolios was as follows:

                                           PERCENTAGE INVESTMENT
               SUBACCOUNT                      IN PORTFOLIO
               ----------                  ---------------------
Money Market.............................          0.04
Intermediate Government Bond.............          0.08
Core Bond................................          0.04
Balanced.................................          0.45
Value & Income (formerly Equity Income)..          0.64
Equity Growth............................          0.68

 2. SIGNIFICANT ACCOUNTING POLICIES

  A. INVESTMENTS:

     The investment by Keynote in the Portfolios reflects Keynote's proportionate interest in the net assets of each of the Portfolios. The investment in shares of Calvert is stated at net asset value. Valuation of the securities held in each of the Portfolios is discussed in Note 2A of the Portfolios' Notes to Financial Statements which are included elsewhere in this report. A description of the portfolio valuation for Calvert can be found in Note A of its financial statements contained elsewhere in this report.

  B. INVESTMENT INCOME:

     Each Keynote subaccount earns income, net of expenses, daily on its investment in the corresponding Portfolio. All of the net investment income and realized and unrealized gains and losses from the security transactions of the corresponding Portfolios are allocated pro rata among the investors at the time of such determination. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investments sold are determined on the basis of identified cost.

  C. FEDERAL INCOME TAXES:

     The operations of Keynote form a part of, and are taxed with, the operations of MONY. MONY does not expect, based upon current tax law, to incur any income tax upon the earnings or realized capital gains attributable to Keynote. Based upon this expectation, no charges are currently being deducted from Keynote for federal income tax purposes.

                             KEYNOTE SERIES ACCOUNT

  D. OTHER:

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

 3. FEES AND TRANSACTIONS WITH AFFILIATES

     Daily charges to Keynote for mortality and expense risks assumed by MONY are computed at an annual rate of 0.90% for the period January 1, 2000 through April 30, 2000. On May 1, 2000, the rate changed to 1.10%; however, MONY reserves the right to charge maximum fees of 1.25% upon notice.

     MONY has voluntarily undertaken to waive expenses of the Money Market and Equity Growth Subaccounts, to the extent necessary, to limit all expenses (other than mortality and expense risk charges) to 0.10% and 0.50%, respectively, of average net assets. MONY reserves the right to raise this limit upon notice.

 4. GROUP PLAN ASSUMPTIONS

     On December 31, 1993, MONY entered into an agreement with AUSA Life Insurance Company, Inc. ("AUSA"), a wholly owned subsidiary of AEGON, USA, pursuant to which the Group Plans may be transferred through assumption reinsurance to AUSA. Subject to receipt of any necessary state insurance department approvals and authorizations, each Group Plan contractholder receives materials relating to this assumption. The assumption reinsurance of any Group Plan to AUSA will result in the transfer of the applicable assets out of Keynote and into a corresponding separate account of AUSA. Assets transferred to AUSA pursuant to this assumption reinsurance transaction for the years ended December 31, 2000, and 1999, were as follows:

                    SUBACCOUNTS                      2000 AMOUNT   1999 AMOUNT
                    -----------                      -----------   -----------
Money Market.......................................   $  7,525     $   325,732
Intermediate Government Bond.......................      3,955          72,171
Core Bond..........................................      6,990         354,671
Balanced...........................................     99,378       1,693,617
Value & Income (Formerly Equity Income)............    183,196       4,875,603
Equity Growth......................................    359,881       5,225,413
Calvert............................................     33,734         205,960
                                                      --------     -----------
                                                      $694,659     $12,753,167
                                                      ========     ===========

The amounts related to these assumptions are reflected as redemptions in the Statements of Changes in Net Assets.

                      (This page intentionally left blank)

                              FOURTH QUARTER 2000

                            ANNUAL ECONOMIC OVERVIEW

     The year 2000 began looking much like it did in the prior two years. The economy was continuing to grow at an unprecedented rate, stock prices were forging ahead, and growth investing was maintaining its relative outperformance over value stocks. However, this scenario would be dramatically different at year's end, as investors were dealing with a harder than anticipated economic slowdown and depending on which sector of the stock market one was concentrated in, a significant correction in prices. Cheering the loudest were bond investors who enjoyed their best year since 1997.

     The U.S. economy commenced the year by growing at a rate exceeding 5% on an annualized basis. The factors contributing to this exceptional rate of growth were a tight labor market, rising wages and the wealth effect created by five years of stock market returns in excess of 20%, as measured by the S&P 500 Index. However, due to the strength of the economy, the Federal Reserve Board began orchestrating a series of interest rate increases, which started in June 1999, in an attempt to slow the economy softly and subdue the elements of inflation. The Fed increased interest rates six times bringing the Fed Funds Rate from 4.75% to 6.50%. As a result, the latest Gross Domestic Product (GDP) report revealed that the economy grew at 2.2% annual rate in the third quarter of 2000, significantly below the 5.6% rate experienced in the second quarter of 2000. The deceleration in growth was widespread ranging from manufacturing, housing, and consumer sectors.

     After reaching a high in May, consumer confidence has fallen considerably, despite a tight labor market that continued to depict a 4% unemployment rate. Higher oil and natural gas prices combined with the decline in the stock prices were the major factors weighing on consumers. We are anticipating that personal consumption expenditures will be in the 3% range in the fourth quarter of 2000 and in the first half of 2001. This is down significantly from the 9% rate experienced at the end of 1999. As a result, total retail sales growth is below 4% currently, which is down from the 11% peak earlier in the year.

     The housing market was affected by higher mortgage rates earlier in the year and lower consumer confidence later in the year. After years of strong growth, existing home sales, which comprise nearly 85% of the total housing market, ended the year relatively flat. The pain was felt in the new home market, which experienced a 6% decline for the year. However, we believe that the housing market will bounce back from their current levels and be a positive contributor to GDP growth in 2001, due to a significant decline in mortgage rates. To date, interest rates on 30 year conventional mortgages have declined by 1.27% since their May peak.

     Inflation measures, as defined by the Consumer Price Index (CPI) and the Producer Price Index (PPI), remained relatively calm, despite the increase in economic activity in the first half of the year and higher energy prices throughout the year. In fact, the CPI and the PPI Indexes rose approximately 3.5%. If you extract the often-volatile food and energy prices the "core" measures of the CPI and PPI Indexes were up a modest 2.6% and 1.2%, respectively.

                               FINANCIAL MARKETS

     After a lack-luster year in 1999, the bond market, as measured by the Lehman Brothers Aggregate Index, strongly rebounded to post an 11.6% return for the year, outperforming stocks, as measured by the S&P 500 Index, which fell 9.1%. This would be the first time since 1990 that bond returns exceeded returns on stocks and ironically right before the U.S. economy entered into its last recession. Although bond investors applauded the relative performance of fixed income securities, 2000 would turn out to be a bittersweet year. The joy of higher absolute returns was tempered by the stunning underperformance of nearly all spread sectors, particularly among U.S. corporate credit securities. As a result, active managers had a difficult time matching their respective benchmarks, let alone exceeding their returns.

     U.S. Treasury Bonds provided the fixed income market with its highest result posting a 13.5% return, while corporate bonds trailed Treasuries by a 4.4% margin returning 9.1%. This relative underperformance in corporate bonds was due to several factors. The outperformance of U.S. Treasury securities benefited greatly from the projected U.S. budget surplus ($237 billion surplus in 2000) for the first time in thirty years, and the resulting Treasury buy back program ($30 billion) which caused yields to plunge lower on long dated Treasury securities. This fall in longer dated maturities played a major role in the inversion of the yield curve. As we entered 2000, the 30-year U.S. Treasury bond was yielding 6.48% and the 3-month Treasury bill had a yield of 5.32%. At the end of the year, the 30-year Treasury bond declined by 1.02% to a yield of 5.46% while the 3 month Treasury bill increased by .57% to yield 5.89%, which is .43% higher than the 30-year bond.

     The inversion in the U.S. Treasury Yield Curve combined with a tightening monetary policy created a difficult environment for corporate debt earlier in the year. Later in the year, generally weaker than expected earnings announcements, a volatile and poor equity market and ratings downgrades curbed investors' appetite for risk. As a result, investors favored the relative safety of government bonds. Agency, mortgage backed and asset backed securities filled in the gap with returns of 12.2%, 11.2% and 10.8%, respectively.

     Long duration bond funds were clearly the winners for the year. The Lehman Brothers Intermediate Government/Corporate Index (3.5 years in duration) returned 10.2% falling short of the Lehman Bros. Aggregate Index (5.5 years in duration) by 1.4%. The Lehman Bros. Long Government/Corporate Bond Index (10.4 years in duration) produced a return of 16.2%.

     The worst performing sector of the bond market were high yield bonds, as the CSFB Global High Yield Index declined 5.2%. In addition to investors favoring high quality investment grade bonds, a lack of liquidity and numerous credit downgrades were the primary catalysts. In 2000, high yield bond sales rose a meager $44 billion, marking the lowest annual supply since 1995. In addition, Moody's downgraded 324 U.S. high yield corporations versus only 100 that were upgraded.

     After five consecutive years of the S&P 500 Index generating returns greater than 20% and the NASDAQ returning a stellar 86% for 1999, the year 2000 in general was not very kind to stock investors, as the S&P 500 Index slid 9.1%. Although there is little doubt that the year will be remembered for the dramatic turnaround in the technology sector, as the technology heavy NASDAQ index fell 39.3% in value.

     Since the peak of the technology bubble in February, the investment trends have been dominated by the prospects of a global economic deceleration and heightened risk aversion among investors. Again, these trends were set in motion by a tightening Fed posture, rising energy prices and the unwinding of excesses brought on by catastrophic valuation levels. Also, these factors played havoc on corporate earnings, which have fallen considerably from approximately 20% on the S&P 500 in 1999 to an estimated 8% in 2000, both on a year-over-year basis.

     The result, has been a strong outperformance of defensive assets such as the utility, healthcare, finance, transportation and energy sectors with returns of 60%, 37%, 26%, 18% and 14%, respectively. Therefore, it is not surprising that value investing, as measured by the Russell 1000 Value Index outperformed its growth counterpart, the Russell 1000 Growth Index, for the first time since 1997. In fact, the Russell 1000 Value Index posted a return of 7.0% versus a loss of 22.4% for the Russell 1000 Growth Index. The returns attributable to the finance and utility sectors were largely due to a falling interest rate cycle. While rising energy costs sparked higher relative earnings growth from the energy sector and the healthcare sector's ability to provide a more predictable stable earnings pattern in an economic slowdown attracted investors to those securities.

     The sectors falling the most were technology, communication services, consumer cyclical and basic industry all posting losses of -40%, -39%, -20% and -16%, respectively. The technology and communication sectors sell-off was largely due to significant earnings deterioration, largely stemming from reduced revenue growth coupled with excessive valuations. The consumer cyclical and basic industry sectors performance is significantly tied to economic cycle, which does not bode well for their future earnings growth.

     After slightly outperforming large capitalization stocks in 1999 by only .20%, small capitalization stocks outperformed for the second year in a row.
Although the difference was by a wider margin of 6%, as the Russell 2000 Index declined by 3.0%.

     International courses also took their cues from the declining U.S. market and particularly the collapse of the NASDAQ, as the MSCI World Ex-US Index declined 13.2% in US dollars. The weakest performing group was the emerging markets, as the MSCI Emerging Market Index fell 25.3%. The next worst performer was Japan, falling 19.8%. The Nikkei Index closed the year at its lowest level in two years. Although the Japanese government appeared optimistic about the economy, data reflected a weakening picture, which argued against their view thus causing investors to sell shares. Europe held up relatively well by falling 2.2%. While Germany and the UK declined 9.9% and 4.5%, respectively, France managed to post a +2.2% return for the year.

                                    OUTLOOK

     The U.S. economy is slowing, but we believe that the risk of a recession is low. With the labor market maintaining a 4% unemployment rate and still creating jobs, this should provide support for consumer confidence. Also, now that the Fed has begun to lower interest rates, (a .50% interest rate reduction in the Fed Funds Rate in the first week of January), it will most likely provide the economy with much needed liquidity. We believe that the economy will grow approximately 2% in the first half of 2001, then picking up later in the year with GDP growth for 2001 being approximately 3.0%. With that in mind, our expectation for S&P 500 earnings growth is approximately 5%. Inflation measures, which have stayed tame, should also remain low, thus giving the Fed the flexibility to further reduce interest rates.

     Based on the above, this type of environment will be advantageous for bonds as yields should remain low and bond prices continuing their upward trend. We believe that the true relative value in the bond market can be found in the spread sectors with relative spreads to Treasuries at very high levels. Therefore, we are increasing exposure to the Core and High Yield Bond Funds, in lieu of the Intermediate Government Bond Fund. Government bonds appear to be extremely overvalued.

     With corporate profits slowing, the stock market remains vulnerable to further downward pressure, although we also believe that most of the bad news has already been priced into the market. This belief coupled with low interest rates and the expectation of further Fed easing, should limit the market's decline. In fact, according to a study published by Merrill Lynch, Fed-easing cycles almost always lead to strong gains for the equity market. During the past thirty years, the equity market has risen on both a six-month and one-year horizon from the initiation of a Fed easing process, with two key exceptions. Those exceptions were the mid 1970's and early 1980's when the U.S. economy fell into deep recessions that were still underway a year after the Fed began to ease. The average return over the six-month period was 8.2%, and the average return over the twelve-month period was 11.5%. So unless you believe that the economy is going to go into a recession, which we do not, a Fed easing has historically presented investors with a buying opportunity for stocks.

     With this in mind, we do not anticipate overweighting stocks at the current time, and will for the most part keep an overweighted position in the more conservative Value & Income Fund. However, being that the Equity Growth Fund is down significantly from its high, we have gone to a more neutral position based on the favorable technical and more reasonable fundamental factors. At the very least, on a short-term basis, the growth sector is in a much-oversold condition, with the potential for a near-term rally. The same argument can be made in the non-U.S. equity segment, although we would wait until the Euro provides a stable pattern and that foreign central banks move toward an easing bias.

                                  MONEY MARKET

     As the fourth quarter played out, it became increasingly clear that the U.S. economy was rapidly losing momentum. The increasingly punk performance of the U.S. economy moved the Fed to remove its tightening bias at the December 18, 2000 FOMC meeting and shift to an easing bias. Some market participants believe the Fed may be behind the curve so far as to be unable to head off a recession in the first half of the year. We do not subscribe to that notion, but we have been surprised by the speed with which cracks in the U.S. economy developed. Nevertheless, we believe enough residual strength in the economy exists to prevent a recession.

     The average maturity of the portfolio fell during the fourth quarter to capture the substantial yield pick-up for investments maturing in January. We will likely maintain a high degree of liquidity in the portfolio by keeping a healthy portion of the portfolio short (to capture high current yields), while patiently waiting for better opportunities to extend into longer maturing/attractive yielding investments. Going forward, the average maturity of the portfolio will be adjusted selectively to capitalize on opportunities where the portfolio will be rewarded for duration extension. Presently, the yield curve in the money market is steeply inverted, so there is a substantial yield sacrifice in extending the average maturity of the portfolio.

     The portfolio continues to be invested in high quality short term instruments, principally commercial paper. Our investment strategy is to emphasize purchases of 30-90 day maturities to provide flexibility to respond to any changes in the marketplace without sacrificing current income.

                               HIGH QUALITY BOND

     The domestic economy slowed dramatically during the fourth quarter as the cumulative effects of tight monetary policy continued to percolate through the economy. Treasury prices rallied sharply across the curve while credit quality and liquidity concerns wreaked havoc in the corporate sector during the fourth quarter. We were active during the quarter with purchases in the asset backed, agency, domestic corporate, Yankee, and commercial mortgage sectors. Our allocation to the domestic corporate sector was increased with purchases of finance company, bank, industrial, telecommunications, and captive auto finance company issues. We still favor the REIT sector as a defensive investment that provides substantial relative value and purchased several issues. The portfolio's duration was also lengthened to 1.82 years during the quarter. We believe that the portfolio is well positioned and we will continue to look for relative value opportunities.

                          INTERMEDIATE GOVERNMENT BOND

     Bond markets staged a significant rally in the fourth quarter, reflecting a shift from a market that was expecting more Fed tightening, to one of incipient Fed easing. The driver of this change was a domestic economy that, sometime in late summer, moved abruptly from white-hot growth to early signs of potential recession. As the equity markets slid in the fourth quarter, interest rates followed step by step. Intermediate maturity bonds led the rally, falling as much as a full percentage point in yield. The yield curve ended the year in almost a bowl shape, with three-month and thirty-year Treasuries near 5.50%, and two to ten-year Treasuries around 4.90%. Our view is that the first half of 2001 will show much slower growth, as the economy works off the excesses of the late economic boom. We also believe that the Fed will ease aggressively in order to keep the slowdown contained. We currently hold a neutral posture in Treasuries, with overweighting in longer maturities, and carefully watch the daily economic data as well as the behavior of the equity market.

                                   CORE BOND

     Coming into the fourth quarter, we lengthened duration in the portfolio in anticipation of modest interest rate declines. November and December showed continuing signs of economic weakness, and interest rates ultimately declined. Thus, our duration posture contributed to our overall out-perform-ance versus the index. Our approach to owning corporates was somewhat different than the benchmark. We tended to own corporate names that were the most liquid and "name-brand" issues. In the fourth quarter, the name brand issues outperformed the more "off the run" names. Agencies were added to the portfolio during the fourth quarter after previously being more underweight. This was beneficial since Agency spreads continued to tighten. The portfolio is invested in out-of-index sectors including non-dollar, high yield and emerging markets. Non-dollar was quite strong during the quarter and added to overall portfolio performance. High yield showed a negative return for the quarter. However, our securities held up relatively well compared to the high yield market in general, since we tend to focus on the higher quality issues within this market.

                                HIGH YIELD BOND

     The year 2000 represented a third consecutive year of less than coupon returns for the high yield market. Most of the decline came in the fourth quarter when the CSFB High Yield Index declined 5.06%. For the year, 2000 Treasuries were the best performing asset class with the U.S. Intermediate Treasury Index reporting an increase of 13.53%. High Yield investors' flight was to cash. Thus, the yield on the CSFB Index was at levels slightly below the 1056 basis points reported in December of 1990. Of particular note, is that the current day spreads exist in a non-recessionary period. In light of challenging capital market conditions and our expectations of strong new issuance in January, the cash position in the Diversified portfolio was increased to 19%. Throughout the quarter, we took advantage of price dislocation and purchased telecommunication names with solid business opportunities. Given our expectations of a poor earnings environment through at least the first half of 2001, we increased our positions in industries with low or modest exposure to an economic downturn and lower exposure to cyclicals. We also continued to maintain a higher quality rate portfolio given our concerns about market volatility.

                                    BALANCED

     Coming into the fourth quarter, we lengthened duration in the portfolios in anticipation of modest interest rate declines. Our duration posture contributed to our overall out-performance for the quarter versus the index. Agencies were added to the portfolio during the fourth quarter, which was beneficial, since Agency spreads continued to tighten. The fixed income portfolio is also invested in out-of-index sectors including non-dollar, high yield and emerging markets. Non-dollar was quite strong during the quarter and added to overall portfolio performance. High yield showed a negative return for the quarter while emerging markets where flat.

     In the fourth quarter, investors turned to value stocks, particularly favoring stocks in the Basic Materials and Transportation sectors. Performance was hurt by security selection in Consumer Cyclicals and Technology. This was partially offset by good security selection in the Communication Services sector. Our quantitative research is pointing the portfolio towards greater weightings in value oriented sectors like Capital Goods, Consumer Staples, Health Care and Utilities, and towards a lower weighting in Technology. Currently our largest overweight is in the Health Care sector while our largest underweight is in the Consumer Cyclicals sector.

                                 VALUE & INCOME

     The economic slowdown became more pronounced in the fourth quarter. In response, the Fed changed their focus from inflation to recession, and moved decisively to ease monetary policy. The portfolio outperformed its benchmark this quarter for two reasons: it largely avoided the technology and telecommunication stocks that did so poorly, while it emphasized low-priced stocks that rallied. Many of the portfolio's low-priced stocks have been rallying since technology and telecommunications began to burst in March, particularly those widely perceived to offer defensive benefits in a downturn, such as electric utilities, insurers and food and tobacco companies. The large majority of our holdings are still trading at very low prices relative to their long-term earnings power. Many companies remain dedicated to maximizing shareholder value and are buying back stock aggressively, which should raise earnings per share even further.

                                GROWTH & INCOME

     The U.S. economy suffered a rapid deceleration during the final quarter of the year, causing a chain of events that reverberated throughout the markets. A spate of interest-rate hikes by the Fed slammed on the economic brakes by October. Adding to the disarray of the equity market were rising energy costs, the falling euro, and the prolonged uncertainty of the U.S. presidential election. The portfolio underperformed the S&P 500 Index for the fourth quarter. Overall, the portfolio was hindered by its large-cap, high price-to-earnings bias at a time when the market was unwilling to pay for future earnings growth due to economic uncertainty. Overweighting broadcasting, television programming, and entertainment stocks hindered performance most significantly, followed by overweighting the technology sector and underweighting regional Bell operating companies. The U.S. equity market remains extremely volatile. We anticipate additional earnings disappointments, especially in those stocks that are leveraged to the consumer. It is clear that the Fed will, in the light of the plunging economy, reverse its previous tightening stance.

                                 EQUITY GROWTH

     In December, the Federal Reserve shifted towards an easing bias as the economy was clearly slowing. In the fourth quarter, companies across a broad spectrum of industries continued to pre-announce less-than-expected revenues and earnings growth and lowered fourth-quarter and next-year forecasts. The result has been generally weaker stock prices for the fourth quarter and the year as a whole. Our underweight to semiconductors and internet software and stock selection within communications equipment were positive for our relative performance. Our overweight to pharmaceuticals helped performance but was offset by stock selection within the sector. The combination of our underweight and stock selection in the capital goods sector had a positive contribution to relative performance. We remain cautious about the short-term environment for stocks. However, longer-term, we feel that there are a number of companies who possess outstanding fundamentals with stocks at attractive prices.

                                 SPECIAL EQUITY

     The NASDAQ Composite, dominated by technology stocks, finished 2000 with a staggering -39.29% loss, which represents a 52% decline from its 52-week March 2000 high of 5132. First Call earnings growth estimate downgrades were relentless in the recently ended quarter, and provided further proof of the economic slowdown, as the S&P 500 growth estimate was slashed in half from 16.8% on July 1st to 8.4% by December 8th. Numerous technology securities suffered tremendous declines, contributing to the negative returns generated by the major indices. As a result, many of our technology holdings declined in sympathy. During the quarter, we increased our weighting in financials due to improving fundamentals. This strategic move helped performance. Extending their third quarter gains, the portfolio's waste collection and healthcare positions also benefited fourth quarter performance. With the addition of several new buys in the financial services sector, we believe the portfolio is positioned to take advantage of a declining interest rate environment. In our opinion, the technology sector still presents several opportunities for potential long-term appreciation, given its ability to help corporations achieve productivity gains. We also like select issues among healthcare and media companies.

                               AGGRESSIVE EQUITY

     A dramatic slowing in economic growth across the globe coupled with slowing earnings growth led to a steep correction in the equity markets, especially in growth stocks. Reported earnings were good across all sectors, but not strong enough to overcome concerns over future growth, especially in the technology sector.

     The portfolio's performance this quarter was due to positive appreciation from our holdings in healthcare, including King Pharmaceuticals and Invitrogen, utilities such as Kinder Morgan, and capital goods such as Shaw Group. Technology holdings pulled down the portfolio, leading to the sale of both Oak Technology and Virata. We were unhappy with our holdings of Maxim Pharmaceuticals, which we sold after it failed to obtain FDA approval for its cancer drug. We added to our positions in Powerwave Technologies and Priority Healthcare while initiating a position in Whole Food Market. These companies are all characterized by strong organic revenue growth and reported earnings well above market expectations. We view the market with cautious optimism. Earnings growth opportunities exist in the stocks that we own. The attractive valuations brought on by the recent market correction, coupled with falling interest rates, could provide a positive environment for the coming year.

                              INTERNATIONAL EQUITY

     The fourth quarter saw a continuation of the sector rotation away from technology-related stocks and into more defensive names. Information technology and telecommunications services stocks (both wireline and wireless) endured negative returns while consumer staples, materials, financials, utilities, and pharmaceuticals were favored by international investors. On a regional basis, Europe was mixed while the Pacific markets (particularly Japan) bore the brunt of the downturn. Stock selection in France and Finland was additive over the quarter while overweighting and stock selection in information technology and telecommunications services negatively impacted the portfolio's returns.

     Going forward, we expect continued volatility in the technology-related areas of the international markets. Nevertheless, we plan to take advantage of lower valuations in the companies where we have the most conviction. Additionally, with the stock prices of the incumbent telecommunications companies continuing to be punished, we may consider the opportunities presented by incumbents growing stronger long-term businesses and shedding less attractive ones.

                      (This page intentionally left blank)

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Owners of Beneficial Interests of the Diversified Investors Portfolios:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Diversified Investors Portfolios (comprising, the Money Market Portfolio, High Quality Bond Portfolio, Intermediate Government Bond Portfolio, Core Bond Portfolio, Balanced Portfolio, Value & Income Portfolio (formerly Equity Income Portfolio), Growth & Income Portfolio, Equity Growth Portfolio, Special Equity Portfolio, Aggressive Equity Portfolio, High Yield Bond Portfolio and International Equity Portfolio) (collectively the "Portfolios") at December 31, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
February 16, 2001

                        DIVERSIFIED INVESTORS PORTFOLIOS

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2000

                                                                         INTERMEDIATE
                                              MONEY           HIGH        GOVERNMENT         CORE
                                              MARKET      QUALITY BOND       BOND            BOND          BALANCED
                                           ------------   ------------   ------------   --------------   ------------
ASSETS:
Securities, at cost......................  $490,322,322   $214,947,048   $217,809,806   $  983,873,450   $629,664,914
                                           ============   ============   ============   ==============   ============
Securities, at market value..............  $490,322,322   $216,449,700   $220,411,571   $1,000,244,454   $621,792,232
Repurchase agreements, at value..........           449     12,763,409             --       19,405,745      5,895,884
Cash.....................................       204,220             --          2,105               --          3,222
Foreign currency holdings, at value (Cost
  $1)....................................            --             --             --               --             --
Receivable for securities sold...........            --         24,731             --               --             --
Unrealized appreciation on foreign
  currency forward contracts.............            --             --             --               --             --
Interest receivable......................     1,778,416      2,857,589      2,786,093        8,848,639      3,019,474
Dividends receivable.....................            --             --             --               --        299,073
Receivable from securities lending.......            --             --             --           37,200          1,783
                                           ------------   ------------   ------------   --------------   ------------
        Total assets.....................   492,305,407    232,095,429    223,199,769    1,028,536,038    631,011,668
                                           ------------   ------------   ------------   --------------   ------------
LIABILITIES:
Deposit for securities loaned............            --             --     15,020,000      244,724,848     82,033,722
Payable for securities purchased.........            --      3,601,260             --      141,522,058     35,830,725
Unrealized depreciation on foreign
  currency forward contracts.............            --             --             --          130,798         43,511
Investment advisory fees.................       114,449         75,169         57,021          175,097        298,299
Accrued expenses.........................        54,582         27,535         15,846           79,883        129,929
                                           ------------   ------------   ------------   --------------   ------------
        Total liabilities................       169,031      3,703,964     15,092,867      386,632,684    118,336,186
                                           ------------   ------------   ------------   --------------   ------------
        NET ASSETS.......................  $492,136,376   $228,391,465   $208,106,902   $  641,903,354   $512,675,482
                                           ============   ============   ============   ==============   ============
NET ASSETS CONSIST OF:
Paid-in capital..........................  $492,136,376   $226,888,813   $205,505,137   $  625,664,348   $520,592,043
Net unrealized appreciation
  (depreciation) on securities...........            --      1,502,652      2,601,765       16,371,004     (7,872,682)
Net unrealized appreciation
  (depreciation) on translation of assets
  and liabilities in foreign
  currencies.............................            --             --             --         (131,998)       (43,879)
                                           ------------   ------------   ------------   --------------   ------------
        NET ASSETS.......................  $492,136,376   $228,391,465   $208,106,902   $  641,903,354   $512,675,482
                                           ============   ============   ============   ==============   ============

---------------
(1) Formerly Equity Income.

                       See notes to financial statements.

      VALUE AND         GROWTH &          EQUITY          SPECIAL        AGGRESSIVE     HIGH YIELD    INTERNATIONAL
      INCOME(1)          INCOME           GROWTH           EQUITY          EQUITY          BOND          EQUITY
    --------------   --------------   --------------   --------------   ------------   ------------   -------------
    $1,335,148,831   $1,122,219,574   $1,266,646,004   $1,169,243,609   $441,077,386   $121,419,869   $636,856,304
    ==============   ==============   ==============   ==============   ============   ============   ============
    $1,563,725,611   $1,229,662,126   $1,285,115,800   $1,376,172,985   $524,137,779   $111,236,916   $677,965,207
        37,329,371       19,362,898       36,426,220       81,761,536      8,981,704     25,928,655     42,246,790
            10,081          132,750           36,083          513,793            420             --             --
                --               --               --               --             --             --            154
                --       22,729,410        5,710,246       41,366,761             --             --      2,936,501
                --               --               --               --             --             --      5,697,868
            11,607           15,119           17,671           30,214         15,530      2,954,470         44,199
         2,848,184          702,676          580,905          854,517         45,500             --        655,821
                --           60,852           16,739           68,767         12,575             --          1,130
    --------------   --------------   --------------   --------------   ------------   ------------   ------------
     1,603,924,854    1,272,665,831    1,327,903,664    1,500,768,573    533,193,508    140,120,041    729,547,670
    --------------   --------------   --------------   --------------   ------------   ------------   ------------
        71,901,707       80,114,305       81,363,433      121,581,488     93,193,258             --     77,707,897
           649,688       19,835,261       19,733,199       66,788,919      3,886,070             --        661,278
                --               --               --               --             --             --        271,865
           516,318          573,396          622,012          810,240        330,929         39,290        372,537
            97,117           48,899           93,026           64,409         22,636         94,158             --
    --------------   --------------   --------------   --------------   ------------   ------------   ------------
        73,164,830      100,571,861      101,811,670      189,245,056     97,432,893        133,448     79,013,577
    --------------   --------------   --------------   --------------   ------------   ------------   ------------
    $1,530,760,024   $1,172,093,970   $1,226,091,994   $1,311,523,517   $435,760,615   $139,986,593   $650,534,093
    ==============   ==============   ==============   ==============   ============   ============   ============
    $1,302,183,244   $1,064,651,418   $1,207,622,198   $1,104,594,141   $352,700,222   $150,169,546   $603,976,112
       228,576,780      107,442,552       18,469,796      206,929,376     83,060,393    (10,182,953)    41,108,903
                --               --               --               --             --             --      5,449,078
    --------------   --------------   --------------   --------------   ------------   ------------   ------------
    $1,530,760,024   $1,172,093,970   $1,226,091,994   $1,311,523,517   $435,760,615   $139,986,593   $650,534,093
    ==============   ==============   ==============   ==============   ============   ============   ============

                        DIVERSIFIED INVESTORS PORTFOLIOS

                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                        INTERMEDIATE
                                              MONEY          HIGH        GOVERNMENT       CORE
                                             MARKET      QUALITY BOND       BOND          BOND         BALANCED
                                           -----------   ------------   ------------   -----------   ------------
INVESTMENT INCOME:
  Interest income........................  $30,631,326   $14,617,927    $11,419,419    $36,496,234   $ 14,497,170
  Securities lending income..............           --        11,141         51,607        198,008        111,605
  Dividend income........................           --            --             --         77,350      3,481,605
  Less: withholding taxes................           --            --             --             --        (13,377)
                                           -----------   -----------    -----------    -----------   ------------
         Total income....................   30,631,326    14,629,068     11,471,026     36,771,592     18,077,003
                                           -----------   -----------    -----------    -----------   ------------
EXPENSES:
  Investment advisory fees...............    1,184,591       776,460        648,152      1,929,151      2,377,909
  Custody fees...........................      111,971        30,168         30,732         88,696        111,070
  Professional fees......................       16,000         9,906         10,154         49,150         40,656
  Reports to shareholders................        3,640        19,293          1,469         46,303         65,930
  Miscellaneous fees.....................          967         1,037            966          1,803          1,439
                                           -----------   -----------    -----------    -----------   ------------
         Total expenses..................    1,317,169       836,864        691,473      2,115,103      2,597,004
  Expenses reimbursed by the advisor.....           --            --             --             --             --
                                           -----------   -----------    -----------    -----------   ------------
         Net expenses....................    1,317,169       836,864        691,473      2,115,103      2,597,004
                                           -----------   -----------    -----------    -----------   ------------
Net investment income (loss).............   29,314,157    13,792,204     10,779,553     34,656,489     15,479,999
                                           -----------   -----------    -----------    -----------   ------------
NET REALIZED AND UNREALIZED GAINS
  (LOSSES) ON SECURITIES AND FOREIGN
  CURRENCIES:
  Net realized gains (losses) on
    securities...........................      (67,275)     (928,956)    (1,175,814)    (6,258,597)    21,467,611
  Net realized gains (losses) on foreign
    currency transactions................           --            --             --      1,742,454        973,263
  Net change in unrealized appreciation
    (depreciation) on securities.........           --     5,362,978      7,545,274     25,482,630    (50,481,663)
  Net change in unrealized appreciation
    (depreciation) on translation of
    assets and liabilities in foreign
    currencies...........................           --            --             --       (131,998)       (54,945)
                                           -----------   -----------    -----------    -----------   ------------
Net realized and unrealized gains
  (losses) on securities and foreign
  currencies.............................      (67,275)    4,434,022      6,369,460     20,834,489    (28,095,734)
                                           -----------   -----------    -----------    -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS..............  $29,246,882   $18,226,226    $17,149,013    $55,490,978   $(12,615,735)
                                           ===========   ===========    ===========    ===========   ============

---------------
(1) Formerly Equity Income.

                       See notes to financial statements.

      VALUE AND       GROWTH &         EQUITY         SPECIAL       AGGRESSIVE     HIGH YIELD    INTERNATIONAL
      INCOME(1)        INCOME          GROWTH          EQUITY         EQUITY          BOND          EQUITY
    -------------   -------------   -------------   ------------   ------------   ------------   -------------
    $   2,282,127   $   1,956,691   $   1,579,945   $  4,587,552   $    704,056   $ 12,607,365   $   2,373,647
          101,168         258,281         226,870      1,126,856        273,262             --         357,910
       32,622,885       6,610,791       7,234,462      5,945,916        538,438         14,635       8,640,610
          (45,787)        (42,702)        (36,005)            --         (2,068)            --        (722,319)
    -------------   -------------   -------------   ------------   ------------   ------------   -------------
       34,960,393       8,783,061       9,005,272     11,660,324      1,513,688     12,622,000      10,649,848
    -------------   -------------   -------------   ------------   ------------   ------------   -------------
        5,834,782       7,631,222       8,098,642     10,147,286      4,035,156        706,574       4,962,199
           73,433         165,268         234,727        197,466         53,809         55,421         534,871
           43,583          40,376          34,366         48,406         10,274          5,713          24,258
           66,949          12,305           8,781         14,771            404         71,389           4,089
            4,196           3,160           4,167          4,680            974            964           1,972
    -------------   -------------   -------------   ------------   ------------   ------------   -------------
        6,022,943       7,852,331       8,380,683     10,412,609      4,100,617        840,061       5,527,389
               --              --              --             --             --        (69,021)             --
    -------------   -------------   -------------   ------------   ------------   ------------   -------------
        6,022,943       7,852,331       8,380,683     10,412,609      4,100,617        771,040       5,527,389
    -------------   -------------   -------------   ------------   ------------   ------------   -------------
       28,937,450         930,730         624,589      1,247,715     (2,586,929)    11,850,960       5,122,459
    -------------   -------------   -------------   ------------   ------------   ------------   -------------
      227,146,961      20,652,878     160,392,030    (21,112,860)   (76,209,353)   (13,489,024)     61,411,120
               --              --              --             --             --             --      (4,103,680)
     (125,869,818)   (264,216,793)   (390,697,827)   (42,015,957)    (4,157,209)    (3,632,506)   (195,760,810)
               --              --              --             --             --             --       7,281,804
    -------------   -------------   -------------   ------------   ------------   ------------   -------------
      101,277,143    (243,563,915)   (230,305,797)   (63,128,817)   (80,366,562)   (17,121,530)   (131,171,566)
    -------------   -------------   -------------   ------------   ------------   ------------   -------------
    $ 130,214,593   $(242,633,185)  $(229,681,208)  $(61,881,102)  $(82,953,491)  $ (5,270,570)  $(126,049,107)
    =============   =============   =============   ============   ============   ============   =============

                        DIVERSIFIED INVESTORS PORTFOLIOS

                      STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                         INTERMEDIATE
                                            MONEY            HIGH         GOVERNMENT        CORE
                                           MARKET        QUALITY BOND        BOND           BOND          BALANCED
                                       ---------------   -------------   ------------   -------------   -------------
FROM OPERATIONS:
  Net investment income (loss).......  $    29,314,157   $  13,792,204   $ 10,779,553   $  34,656,489   $  15,479,999
  Net realized gains (losses) on
    securities.......................          (67,275)       (928,956)    (1,175,814)     (6,258,597)     21,467,611
  Net realized gains (losses) on
    foreign currency transactions....               --              --             --       1,742,454         973,263
  Net change in unrealized
    appreciation (depreciation) on
    securities.......................               --       5,362,978      7,545,274      25,482,630     (50,481,663)
  Net change in unrealized
    appreciation (depreciation) on
    translation of assets and
    liabilities in foreign
    currencies.......................               --              --             --        (131,998)        (54,945)
                                       ---------------   -------------   ------------   -------------   -------------
  Net increase (decrease) in net
    assets resulting from
    operations.......................       29,246,882      18,226,226     17,149,013      55,490,978     (12,615,735)
                                       ---------------   -------------   ------------   -------------   -------------
FROM CAPITAL TRANSACTIONS:
  Proceeds from capital invested.....    4,719,786,561     201,746,083    101,446,257     310,389,458     161,503,829
  Value of capital withdrawn.........   (4,673,665,894)   (191,486,941)   (85,292,753)   (239,698,526)   (161,796,515)
                                       ---------------   -------------   ------------   -------------   -------------
Net increase (decrease) in net assets
  resulting from capital
  transactions.......................       46,120,667      10,259,142     16,153,504      70,690,932        (292,686)
                                       ---------------   -------------   ------------   -------------   -------------
Net increase (decrease) in net
  assets.............................       75,367,549      28,485,368     33,302,517     126,181,910     (12,908,421)
NET ASSETS:
  Beginning of year..................      416,768,827     199,906,097    174,804,385     515,721,444     525,583,903
                                       ---------------   -------------   ------------   -------------   -------------
  End of year........................  $   492,136,376   $ 228,391,465   $208,106,902   $ 641,903,354   $ 512,675,482
                                       ===============   =============   ============   =============   =============

---------------
(1) Formerly Equity Income.

                       See notes to financial statements.

      VALUE AND         GROWTH &          EQUITY           SPECIAL        AGGRESSIVE      HIGH YIELD      INTERNATIONAL
      INCOME(1)          INCOME           GROWTH           EQUITY           EQUITY           BOND            EQUITY
    --------------   --------------   --------------   ---------------   -------------   -------------   ---------------
    $   28,937,450   $      930,730   $      624,589   $     1,247,715   $  (2,586,929)  $  11,850,960   $     5,122,459
       227,146,961       20,652,878      160,392,030       (21,112,860)    (76,209,353)    (13,489,024)       61,411,120
                --               --               --                --              --              --        (4,103,680)
      (125,869,818)    (264,216,793)    (390,697,827)      (42,015,957)     (4,157,209)     (3,632,506)     (195,760,810)
                --               --               --                --              --              --         7,281,804
    --------------   --------------   --------------   ---------------   -------------   -------------   ---------------
       130,214,593     (242,633,185)    (229,681,208)      (61,881,102)    (82,953,491)     (5,270,570)     (126,049,107)
    --------------   --------------   --------------   ---------------   -------------   -------------   ---------------
       979,034,715      765,251,073      682,313,817     1,527,325,564     693,788,609     122,748,617     2,013,445,843
      (993,123,514)    (592,760,361)    (493,409,769)   (1,324,955,226)   (435,048,925)   (102,481,862)   (1,829,576,284)
    --------------   --------------   --------------   ---------------   -------------   -------------   ---------------
       (14,088,799)     172,490,712      188,904,048       202,370,338     258,739,684      20,266,755       183,869,559
    --------------   --------------   --------------   ---------------   -------------   -------------   ---------------
       116,125,794      (70,142,473)     (40,777,160)      140,489,236     175,786,193      14,996,185        57,820,452
     1,414,634,230    1,242,236,443    1,266,869,154     1,171,034,281     259,974,422     124,990,408       592,713,641
    --------------   --------------   --------------   ---------------   -------------   -------------   ---------------
    $1,530,760,024   $1,172,093,970   $1,226,091,994   $ 1,311,523,517   $ 435,760,615   $ 139,986,593   $   650,534,093
    ==============   ==============   ==============   ===============   =============   =============   ===============

                        DIVERSIFIED INVESTORS PORTFOLIOS

                      STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                          INTERMEDIATE
                                             MONEY            HIGH         GOVERNMENT        CORE
                                            MARKET        QUALITY BOND        BOND           BOND          BALANCED
                                        ---------------   -------------   ------------   -------------   -------------
FROM OPERATIONS:
  Net investment income (loss)........  $    18,759,934   $  13,120,662   $  9,454,641   $  33,418,674   $  12,600,377
  Net realized gains (losses) on
    securities and futures............          (81,098)        (77,003)       271,445     (16,710,925)     38,806,405
  Net realized gains (losses) on
    foreign currency transactions.....               --              --             --              --         534,648
  Net change in unrealized
    appreciation (depreciation) on
    securities and futures............               --      (5,712,669)    (6,973,210)    (22,172,181)      4,464,554
  Net change in unrealized
    appreciation (depreciation) on
    translation of assets and
    liabilities in foreign
    currencies........................               --              --             --              --          11,066
                                        ---------------   -------------   ------------   -------------   -------------
  Net increase (decrease) in net
    assets resulting from
    operations........................       18,678,836       7,330,990      2,752,876      (5,464,432)     56,417,050
                                        ---------------   -------------   ------------   -------------   -------------
FROM CAPITAL TRANSACTIONS:
  Proceeds from capital invested......    2,447,353,613      97,896,479     95,259,001     279,258,506     164,980,620
  Value of capital withdrawn..........   (2,341,701,375)   (132,784,506)   (81,781,959)   (310,008,160)   (201,809,506)
                                        ---------------   -------------   ------------   -------------   -------------
Net increase (decrease) in net assets
  resulting from capital
  transactions........................      105,652,238     (34,888,027)    13,477,042     (30,749,654)    (36,828,886)
                                        ---------------   -------------   ------------   -------------   -------------
Net increase (decrease) in net
  assets..............................      124,331,074     (27,557,037)    16,229,918     (36,214,086)     19,588,164
NET ASSETS:
  Beginning of year...................      292,437,753     227,463,134    158,574,467     551,935,530     505,995,739
                                        ---------------   -------------   ------------   -------------   -------------
  End of year.........................  $   416,768,827   $ 199,906,097   $174,804,385   $ 515,721,444   $ 525,583,903
                                        ===============   =============   ============   =============   =============

---------------
(1) Formerly Equity Income

                       See notes to financial statements.

       VALUE &          GROWTH &          EQUITY          SPECIAL        AGGRESSIVE      HIGH YIELD     INTERNATIONAL
      INCOME(1)          INCOME           GROWTH           EQUITY          EQUITY           BOND            EQUITY
    --------------   --------------   --------------   --------------   -------------   -------------   --------------
    $   25,448,578   $      689,241   $    1,116,335   $    1,261,365   $    (666,121)  $   9,510,613   $    3,165,100
       127,039,697      140,686,075      112,928,394      167,967,618      26,650,206      (6,387,877)      26,587,874
                --               --               --               --              --              --       (1,679,242)
       (38,715,500)     152,827,628      214,814,984       70,038,822      65,836,552      (2,312,494)     206,238,143
                --               --               --               --              --              --         (518,396)
    --------------   --------------   --------------   --------------   -------------   -------------   --------------
       113,772,775      294,202,944      328,859,713      239,267,805      91,820,637         810,242      233,793,479
    --------------   --------------   --------------   --------------   -------------   -------------   --------------
       448,574,397      663,367,352      724,768,783      641,434,602     308,383,031     196,525,358    1,014,210,775
      (514,820,438)    (486,602,314)    (475,207,907)    (633,758,010)   (221,556,953)   (167,216,173)    (975,508,786)
    --------------   --------------   --------------   --------------   -------------   -------------   --------------
       (66,246,041)     176,765,038      249,560,876        7,676,592      86,826,078      29,309,185       38,701,989
    --------------   --------------   --------------   --------------   -------------   -------------   --------------
        47,526,734      470,967,982      578,420,589      246,944,397     178,646,715      30,119,427      272,495,468
     1,367,107,496      771,268,461      688,448,565      924,089,884      81,327,707      94,870,981      320,218,173
    --------------   --------------   --------------   --------------   -------------   -------------   --------------
    $1,414,634,230   $1,242,236,443   $1,266,869,154   $1,171,034,281   $ 259,974,422   $ 124,990,408   $  592,713,641
    ==============   ==============   ==============   ==============   =============   =============   ==============

                             MONEY MARKET PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2000

 PRINCIPAL                                       VALUE
 ---------                                    ------------
              COMMERCIAL PAPER -- 82.62%
$19,496,000   American Express Credit Corp.,
                6.54%, 01/16/01.............  $ 19,435,790
 20,000,000   Associates Corporation of
                North America, 6.55%,
                01/17/01....................    19,934,500
  4,250,000   Avaya, Inc., 7.65%,
                01/12/01....................     4,238,259
 17,171,000   Barclays US Fund Corp., 6.66%,
                01/08/01....................    17,142,410
 19,667,000   Baxter International, Inc.,
                6.93%, 01/03/01.............    19,651,856
  8,000,000   Coca Cola Enterprises, Inc.,
                6.53%, 01/17/01.............     7,973,880
  7,500,000   Colonial Pipeline Company,
                6.55%, 02/20/01.............     7,429,041
  4,006,000   Conagra, Inc., 7.49%,
                01/17/01....................     3,990,998
  1,663,000   Country Wide Home Loans,
                6.60%, 01/02/01.............     1,662,085
 17,000,000   Country Wide Home Loans,
                6.60%, 01/31/01.............    16,900,267
 20,000,000   Daimler Chrysler AG, 6.56%,
                01/22/01....................    19,916,178
 12,366,000   John Deere Bank, 6.60%,
                01/12/01....................    12,336,528
  4,225,000   Delphi Automotive System
                Corp., 7.80%, 01/05/01......     4,219,508
  1,739,000   Dominion Resources, Inc.,
                7.35%, 01/05/01.............     1,736,870
  8,358,000   Edison Asset Securitization,
                6.53%, 01/16/01.............     8,332,227
 20,467,000   Enterprise Funding Corp.,
                6.54%, 02/16/01.............    20,288,527
 17,930,000   Executive Jet, 6.55%,
                01/29/01....................    17,832,132
 12,200,000   Ford Motor Credit Company,
                6.56%, 01/16/01.............    12,162,207
  7,800,000   Ford Motor Credit Company,
                6.55%, 01/18/01.............     7,773,036
 20,000,000   GE Capital International
                Funding, 6.58%, 01/11/01....    19,956,133
 20,000,000   General Motors Acceptance
                Corp., 6.52%, 01/19/01......    19,927,555
  5,758,000   Golden Funding Corp., 6.55%,
                01/30/01....................     5,725,524
 10,000,000   Golden Funding Corp., 6.57%,
                01/31/01....................     9,941,600
  7,000,000   Golden Funding Corp., 6.47%,
                02/27/01....................     6,925,775
 20,000,000   Household International Corp.,
                6.50%, 02/13/01.............    19,837,500
  4,000,000   Houston Industries Finance,
                7.30%, 01/02/01.............     3,997,567
 12,000,000   Montauk Funding Corp., 6.58%,
                01/25/01....................    11,942,973
  9,456,000   Montauk Funding Corp., 6.54%,
                02/06/01....................     9,390,722

 PRINCIPAL                                       VALUE
 ---------                                    ------------
              COMMERCIAL PAPER (CONTINUED)
$ 9,700,000   Paccar Financial Group, 6.65%,
                01/18/01....................  $  9,665,956
  3,331,000   Philip Morris Companies, Inc.,
                6.58%, 02/23/01.............     3,297,514
  4,250,000   Progress Energy, Inc., 7.70%,
                01/12/01....................     4,238,183
 20,000,000   Texaco, Inc., 6.54%,
                01/29/01....................    19,891,000
  8,711,000   Textron Financial Corp.,
                6.54%, 01/19/01.............     8,679,350
  2,828,000   Verizon Network Fundings,
                6.58%, 01/19/01.............     2,817,662
 20,000,000   Wells Fargo & Company, 6.54%,
                01/26/01....................    19,901,900
    226,000   Windmill Funding Corp., 6.65%,
                01/03/01....................       225,833
  7,316,000   Windmill Funding Corp., 6.75%,
                01/03/01....................     7,310,513
                                              ------------
              TOTAL COMMERCIAL PAPER
              (Cost $406,629,559)...........   406,629,559
                                              ------------
              FEDERAL HOME LOAN BANK -- 5.28%
  4,750,000   6.60%, 02/22/01...............     4,749,540
 11,250,000   6.75%, 03/01/01...............    11,250,000
 10,000,000   6.81%, 10/05/01...............    10,000,000
                                              ------------
              TOTAL FEDERAL HOME LOAN BANK
              (Cost $25,999,540)............    25,999,540
                                              ------------
              CERTIFICATE OF DEPOSIT -- 3.66%
 18,000,000   National Westminster Bank,
                6.78%, 09/08/01 (Cost
                $17,998,223)................    17,998,223
                                              ------------
              SHORT-TERM CORPORATE NOTES -- 8.07%
  1,200,000   Banc One, Floating Rate,
                6.80%, 01/04/01(+)..........     1,200,000
  4,495,000   Capital One Funding Corp.,
                Floating Rate, 6.80%,
                01/04/01(+).................     4,495,000
  9,000,000   Goldman Sachs Group, Floating
                Rate, 6.73%, 01/14/02(+)....     9,000,000
  9,000,000   Lehman Syndicated Loan Fund,
                Floating Rate, 6.86%,
                03/15/01(+).................     9,000,000
 16,000,000   Philip Morris Companies, Inc.,
                6.97%, 12/04/01.............    16,000,000
                                              ------------
              TOTAL SHORT-TERM CORPORATE
              NOTES
              (Cost $39,695,000)............    39,695,000
                                              ------------
              TOTAL SECURITIES (Cost
              $490,322,322).................   490,322,322
                                              ------------

                       See notes to financial statements.

                             MONEY MARKET PORTFOLIO

                               DECEMBER 31, 2000

 PRINCIPAL                                       VALUE
 ---------                                    ------------
              REPURCHASE AGREEMENT -- 0.00%
$       449   With Investors Bank & Trust,
                dated 12/29/00, 5.18%, due
                01/02/01, repurchase
                proceeds at maturity $449,
                (Collateralized
                by Government National
                Mortgage Association
                Adjustable Rate Mortgage,
                7.375%, due 01/20/24, with a
                value of $594) (Cost
                $449).......................  $        449
                                              ------------
              Total Investments -- 99.63%
              (Cost $490,322,771)...........   490,322,771
              Other assets less
              liabilities -- 0.37%..........     1,813,605
                                              ------------
              NET ASSETS -- 100.00%.........  $492,136,376
                                              ============
The aggregate cost of securities for federal income tax
purposes at December 31, 2000, is $490,322,322.

---------------
(+) This interest rate is subject to change weekly based on the greater of the 30 day or 90 day Federal composite rate. The rate shown was in effect as of December 31, 2000.

                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2000

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES -- 91.27%
              AUTOMOBILES -- 3.30%
$ 2,500,000   DaimlerChrysler N.A. Holdings,
                7.125%, 03/01/02.............  $  2,492,602
  5,000,000   DaimlerChrysler N.A. Holdings,
                6.59%, 06/18/02..............     5,036,560
                                               ------------
                                                  7,529,162
                                               ------------
              BANKS -- 10.63%
  4,500,000   Bank of America Corp., 10.00%,
                02/01/03.....................     4,815,886
  3,000,000   Bank One Corp., 7.625%,
                08/01/05.....................     3,116,346
  4,000,000   LB Baden -- Wuerttemberg,
                7.875%, 04/15/04.............     4,184,000
  3,430,000   Midland Bank PLC, 8.625%,
                12/15/04.....................     3,701,852
  1,500,000   National Bank of Canada,
                8.125%, 08/15/04.............     1,573,003
  4,300,000   RBSG Capital Corp., 10.125%,
                03/01/04.....................     4,720,712
  2,050,000   Svenska Handelsbanken, 8.35%,
                07/15/04.....................     2,158,258
                                               ------------
                                                 24,270,057
                                               ------------
              BROKERAGE -- 8.41%
  6,000,000   Bear Stearns & Company, 6.125%,
                02/01/03.....................     5,941,182
  3,000,000   Merrill Lynch & Company, 5.75%,
                11/04/02.....................     2,969,556
  4,000,000   Morgan Stanley Dean Witter &
                Company, 5.625%, 01/20/04....     3,919,980
  2,000,000   Paine Webber Group, 8.25%,
                05/01/02.....................     2,054,622
  3,000,000   Paine Webber Group, 7.875%,
                02/15/03.....................     3,100,647
  1,140,416   Travelers Mortgage, 12.00%,
                03/01/14.....................     1,230,271
                                               ------------
                                                 19,216,258
                                               ------------
              CONSUMER GOODS & SERVICES -- 0.88%
  2,000,000   Unilever Capital, Floating
                Rate, 6.88125% (+),
                10/24/02.....................     1,999,600
                                               ------------
              FINANCE -- 18.15%
  2,000,000   Associates Corp. N.A., 6.15%,
                01/13/03.....................     2,000,882
  4,000,000   Associates Corp. N.A., 7.80%,
                09/15/04.....................     4,193,088
  2,000,000   Associates Corp. N.A., 7.625%,
                04/27/05.....................     2,096,456
  1,000,000   Beneficial Corp., 6.60%,
                06/21/02.....................     1,003,412
  2,000,000   Beneficial Corp., 6.35%,
                12/05/02.....................     1,996,204
  2,500,000   CIT Group, Inc., 7.375%,
                03/15/03.....................     2,528,332

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              FINANCE (CONTINUED)
$ 2,500,000   CIT Group, Inc., 5.50%,
                02/15/04.....................  $  2,390,688
  2,000,000   Copelco Capital Funding Corp.,
                Series 1998-4, Class A4,
                5.92%, 07/15/03..............     1,997,840
    264,423   Copelco Capital Funding Corp.
                II, 6.34%, 07/20/04..........       264,439
  3,500,000   First Union Corp., 9.375%,
                04/15/03.....................     3,694,551
  5,000,000   Florida Windstorm Underwriting,
                6.50%, 08/25/02..............     5,000,325
     26,440   Freddie Mac, 10.15%,
                04/15/06.....................        26,483
  3,000,000   General Electric Capital Corp.,
                5.16%, 02/03/03..............     2,953,410
  1,000,000   General Motors Acceptance
                Corp., 7.40%, 06/07/02.......     1,015,447
  2,000,000   Household Finance Corp., 7.00%,
                08/01/03.....................     2,024,426
  5,000,000   International Lease Finance,
                6.75%, 10/01/02..............     5,059,910
  1,390,867   Morgan Stanley Capital, 6.37%,
                12/15/31.....................     1,398,378
  1,500,000   Norwest Financial, Inc.,
                6.375%, 07/16/02.............     1,504,317
    295,461   Textron Financial Corp., 6.05%,
                03/16/09.....................       295,384
                                               ------------
                                                 41,443,972
                                               ------------
              PRIVATE ASSET BACKED: BANKS -- 0.98%
    509,643   Banc One Auto Grantor Trust,
                6.27%, 11/20/03..............       509,888
  1,733,334   Banc One Auto Grantor Trust,
                6.29%, 07/20/04..............     1,730,747
                                               ------------
                                                  2,240,635
                                               ------------
              PRIVATE ASSET BACKED: CREDIT CARDS -- 1.07%
    900,000   Dayton Hudson Credit Card
                Master Trust, Series 97-1A,
                6.25%, 08/25/05..............       905,877
  1,500,000   Sears Credit Account Master
                Trust, 7.00%, 07/16/08.......     1,540,590
                                               ------------
                                                  2,446,467
                                               ------------
              PRIVATE ASSET BACKED: FINANCE -- 11.98%
  5,500,000   BMW Vehicle Lease Trust, 6.67%,
                10/25/03.....................     5,605,703
    186,835   Chase Manhattan Grantor Trust,
                6.61%, 09/15/02..............       186,869
  4,000,000   John Deere Capital Corp.,
                6.90%, 10/18/02..............     4,038,920
  2,559,992   Nations Credit Grantor Trust,
                Series 1997-A, 6.75%,
                08/15/13.....................     2,583,954

                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                               DECEMBER 31, 2000

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PRIVATE ASSET BACKED: FINANCE (CONTINUED)
$ 5,000,000   Navistar Financial Corp. Owner
                Trust, 7.20%, 05/17/04.......  $  5,079,450
  1,427,153   Navistar Financial Corp. Owner
                Trust, Series 98-A, Class A,
                5.94%, 11/15/04..............     1,426,382
    170,661   Pemex Exp Grantor Trust, 7.66%,
                08/15/01.....................       171,847
  5,000,000   Providian Master Trust, Series
                2000-A, 7.49%, 08/17/09......     5,264,150
    469,872   USAA Auto Loan Grantor Trust,
                6.00%, 05/15/04..............       468,584
  2,541,142   USAA Auto Loan Grantor Trust,
                6.10%, 02/15/06..............     2,545,894
                                               ------------
                                                 27,371,753
                                               ------------
              PRIVATE ASSET BACKED: OTHER -- 9.43%
  2,000,000   Asset Securitization Corp.,
                7.42%, 04/14/29..............     2,084,834
  5,000,000   California Infrastructure,
                6.38%, 09/25/08..............     5,038,640
  2,000,000   Countrywide Asset Backed
                Certificates, Series 2-AF2,
                8.21%, 08/25/25..............     2,070,878
  2,975,280   IMC Home Equity Loan Trust,
                7.08%, 08/20/28..............     3,022,706
  2,500,000   Midstate Trust, Series 2-A4,
                9.625%, 04/01/03.............     2,533,525
    613,751   New York City Tax Lien Trust,
                Series 98-1C, 6.12%,
                07/25/06.....................       612,892
  6,000,000   Residential Funding Mortgage
                Securities, 7.90%,
                02/25/15.....................     6,173,400
                                               ------------
                                                 21,536,875
                                               ------------
              PRIVATE ASSET BACKED: PHARMACEUTICALS --1.14%
  2,483,346   Upjohn Company, 9.79%,
                02/01/04.....................     2,604,210
                                               ------------
              PRIVATE ASSET BACKED: RECEIVABLES -- 15.46%
  3,500,000   ANRC Auto Owner Trust, 7.15%,
                02/15/07.....................     3,580,395
  4,000,000   Associates Automobile
                Receivables Trust, 7.30%,
                01/15/04.....................     4,078,408
  2,866,087   Compass Auto Receivables Trust,
                Series 1998-A, Class A3,
                5.90%, 05/15/04..............     2,854,881
  5,000,000   Dealer Auto Receivable Trust,
                Series 2000-1, 7.07%,
                05/17/04.....................     5,026,850
  1,560,638   EAB Lease Receivables Trust,
                5.66%, 09/15/02..............     1,555,956
  2,300,000   First Security Auto Owner
                Trust, 6.83%, 07/15/04.......     2,340,533

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PRIVATE ASSET BACKED: RECEIVABLES (CONTINUED)
$ 2,706,914   First Sierra Receivables,
                5.54%, 06/15/02..............  $  2,700,775
  5,000,000   First Sierra Receivables,
                5.73%, 07/15/04..............     4,982,340
    434,798   First Sierra Receivables II,
                6.85%, 02/10/03..............       434,876
  2,773,501   Newcourt Receivables Asset
                Trust, Series 1997-1, Class
                A4, 6.193%, 05/20/05.........     2,773,473
  4,993,379   Textron Financial Corp.
                Receivables Trust, Series
                1998-A, Class A2, 5.89%,
                01/15/05.....................     4,987,087
                                               ------------
                                                 35,315,574
                                               ------------
              PRIVATE ASSET BACKED: TRANSPORTATION -- 2.64%
  5,883,707   Railcar Trust, 7.75%,
                06/01/04.....................     6,025,092
                                               ------------
              REAL ESTATE -- 1.75%
  4,000,000   EOP Operating LP, 6.375%,
                01/15/02.....................     3,991,276
                                               ------------
              REAL ESTATE INVESTMENT TRUST -- 2.79%
  2,000,000   Archstone Communities Trust,
                6.37%, 10/15/01..............     1,997,114
  1,945,000   HRPT Properties Trust, 6.75%,
                12/18/02.....................     1,919,359
    280,218   Merrill Lynch Mortgage
                Investors, Inc., 10.35%,
                05/15/09.....................       279,568
    174,704   Merrill Lynch Mortgage
                Investors, Inc., 9.40%,
                09/15/09.....................       175,499
  2,000,000   Sun Communities, 7.375%,
                05/01/01.....................     2,001,912
                                               ------------
                                                  6,373,452
                                               ------------
              RETAIL: SUPERMARKET -- 1.11%
  2,500,000   Supervalu, Inc., 7.80%,
                11/15/02.....................     2,547,023
                                               ------------
              TELECOMMUNICATIONS -- 1.55%
  3,500,000   Worldcom, Inc., 7.875%,
                05/15/03.....................     3,542,098
                                               ------------
              TOTAL CORPORATE BONDS AND NOTES
              (Cost $206,960,235)............   208,453,504
                                               ------------
              US GOVERNMENT AGENCY SECURITIES -- 3.06%
              FANNIE MAE -- 0.02%
        597   PL# 6346, 6.75%, 02/01/03......           596
     33,773   PL# 137455, 7.00%, 04/01/04....        33,812
                                               ------------
                                                     34,408
                                               ------------
              FREDDIE MAC -- 2.61%
  5,000,000   7.00%, 07/15/05................     5,247,385
    400,855   PL# 850082, 9.00%, 10/01/05....       417,735

                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                               DECEMBER 31, 2000

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              US GOVERNMENT AGENCY SECURITIES (CONTINUED)
              FREDDIE MAC (CONTINUED)
$   193,784   PL# D06777, 7.50%, 03/01/08....  $    193,661
    115,172   PL# 306816, 7.00%, 01/01/18....       114,245
                                               ------------
                                                  5,973,026
                                               ------------
              RESOLUTION TRUST CORP. -- 0.43%
    996,443   Resolution Trust Corp., 7.946%,
                08/25/21.....................       991,950
                                               ------------
              TOTAL US GOVERNMENT AGENCY
              SECURITIES (Cost $6,990,001)...     6,999,384
                                               ------------
              COMMERCIAL PAPER -- 0.44%
  1,000,000   Banque Et Caisse D'Epangne,
                6.75%, 01/16/01 (Cost
                $996,812)....................       996,812
                                               ------------
              TOTAL SECURITIES (Cost
              $214,947,048)..................   216,449,700
                                               ------------
              REPURCHASE AGREEMENT -- 5.59%
 12,763,409   With Investors Bank & Trust,
                dated 12/29/00, 5.18%, due
                01/02/01, repurchase proceeds
                at maturity $12,770,755
                (Collateralized by Fannie
                Mae, 7.50%, 07/01/09, with a
                value of $1,230,925 and
                Freddie Mac Adjustable Rate
                Mortgage, 8.112%, due
                08/01/25, with a value of
                $12,170,838) (Cost
                $12,763,409).................    12,763,409
                                               ------------

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              US GOVERNMENT AGENCY SECURITIES (CONTINUED)
              REPURCHASE AGREEMENT (CONTINUED)
              Total Investments -- 100.36%
              (Cost $227,710,457)............  $229,213,109
              Liabilities less other
              assets -- (0.36%)..............      (821,644)
                                               ------------
              NET ASSETS -- 100.00%..........  $228,391,465
                                               ============

The aggregate cost of securities for federal income tax purposes at December 31, 2000 is $214,947,048.

The following amount is based on cost for federal income tax purposes:

    Gross unrealized appreciation...........  $2,475,163
    Gross unrealized depreciation...........   (972,511)
                                              ----------
    Net unrealized appreciation.............  $1,502,652
                                              ==========

---------------
(+) This interest rate is subject to change quarterly based on the London
    Interbank Offered Rate ("LIBOR"). The rate shown was the rate in effect at December 31, 2000.

                       See notes to financial statements.

                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2000

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              US TREASURY NOTES -- 16.11%
$15,000,000   6.125%, 12/31/01(a)............  $ 15,090,585
  5,000,000   5.625%, 12/31/02...............     5,043,895
  5,000,000   5.50%, 03/31/03................     5,038,880
  6,000,000   6.50%, 10/15/06(a).............     6,403,596
  2,000,000   4.75%, 11/15/08................     1,945,390
                                               ------------
              TOTAL US TREASURY NOTES (Cost
              $32,696,808)...................    33,522,346
                                               ------------
              US GOVERNMENT AGENCY SECURITIES -- 69.73%
              FANNIE MAE -- 11.85%
  2,000,000   CMO, Series 94-75, 7.00%,
                01/25/03.....................     2,007,140
 10,000,000   5.75%, 04/15/03................    10,034,530
  3,000,000   5.125%, 02/13/04...............     2,964,633
  2,000,000   5.875%, 04/23/04...............     1,985,684
  1,000,000   5.25%, 01/15/09................       952,754
  2,000,000   7.25%, 01/15/10................     2,170,986
  4,501,124   Series 96-M7, Class B, 6.8306%,
                06/17/11.....................     4,545,640
                                               ------------
                                                 24,661,367
                                               ------------
              FEDERAL HOME LOAN BANK -- 6.72%
  5,000,000   7.39%, 08/22/01................     5,042,290
  4,000,000   4.875%, 01/22/02...............     3,965,252
  3,000,000   5.125%, 02/26/02...............     2,981,055
  2,000,000   5.50%, 01/21/03................     1,996,502
                                               ------------
                                                 13,985,099
                                               ------------
              FREDDIE MAC -- 19.58%
  7,000,000   6.00%, 07/20/01................     6,991,782
  7,000,000   6.30%, 06/01/04................     6,981,800
  6,000,000   5.75%, 04/15/08................     5,942,460
 10,000,000   6.875%, 09/15/10(a)............    10,661,100
  3,000,000   CMO, Series 1574, 6.50%,
                02/15/21.....................     3,025,482
  5,300,000   CMO, Series 1500, 7.00%,
                06/15/22.....................     5,384,344
    341,041   CMO, Series 31, Floating Rate,
                7.0875%(+), 08/25/23.........       341,591
    333,706   CMO, Series 1710, Floating
                Rate, 7.25%(+), 02/15/24.....       333,889
  1,000,000   6.75%, 03/15/31................     1,076,003
                                               ------------
                                                 40,738,451
                                               ------------
              GOVERNMENT NATIONAL MORTGAGE
              ASSOCIATION -- 12.26%
      1,568   PL# 209631, 7.50%, 04/15/02....         1,574
     11,851   PL# 328000, 7.50%, 06/15/07....        12,185

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              US GOVERNMENT AGENCY SECURITIES (CONTINUED)
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
              (CONTINUED)
$     3,953   PL# 328084, 7.50%, 07/15/07....  $      4,064
      7,430   PL# 335542, 7.50%, 08/15/07....         7,640
     63,261   PL# 335995, 7.50%, 08/15/07....        65,041
     17,033   PL# 322072, 7.50%, 08/15/07....        17,513
     70,688   PL# 323189, 7.50%, 08/15/07....        72,677
    106,442   PL# 328188, 7.50%, 08/15/07....       109,437
    145,675   PL# 328192, 7.50%, 08/15/07....       149,775
     43,953   PL# 328200, 7.50%, 08/15/07....        45,190
    186,517   PL# 329060, 7.50%, 08/15/07....       191,767
    167,510   PL# 332267, 7.50%, 08/15/07....       172,224
     46,249   PL# 333320, 7.50%, 09/15/07....        47,551
    105,756   PL# 333709, 7.50%, 09/15/07....       108,733
    202,794   PL# 297619, 7.50%, 09/15/07....       208,501
    158,197   PL# 332704, 7.50%, 09/15/07....       162,649
    140,548   PL# 369749, 6.50%, 09/15/08....       141,232
    175,873   PL# 345975, 6.50%, 10/15/08....       176,728
    410,028   PL# 374726, 6.50%, 10/15/08....       412,022
    133,439   PL# 345973, 6.50%, 11/15/08....       134,088
     85,011   PL# 363874, 6.50%, 11/15/08....        85,424
    247,870   PL# 370448, 6.50%, 11/15/08....       249,076
    369,450   PL# 371094, 6.50%, 11/15/08....       371,247
    195,845   PL# 366531, 6.50%, 11/15/08....       196,798
  3,207,144   PL# 2483, 7.00%, 09/20/27......     3,204,706
 11,346,097   PL# 2631, 7.00%, 08/20/28......    11,337,474
  7,831,899   PL# 2645, 7.00%, 09/20/28......     7,825,947
                                               ------------
                                                 25,511,263
                                               ------------
              HOUSING AND URBAN DEVELOPMENT -- 2.42%
  5,000,000   6.23%, 08/01/02................     5,045,570
                                               ------------
              TENNESSEE VALLEY AUTHORITY -- 2.61%
  2,500,000   6.375%, 06/15/05...............     2,558,778
  3,000,000   5.375%, 11/13/08...............     2,877,921
                                               ------------
                                                  5,436,699
                                               ------------
              US GOVERNMENT GUARANTEED BOND -- 6.58%
  3,990,420   6.12%, 04/01/08................     3,995,248
  9,285,714   7.05%, 11/15/13................     9,699,021
                                               ------------
                                                 13,694,269
                                               ------------
              US TREASURY INFLATION INDEX -- 7.71%
 15,000,000   3.625%, 01/15/08...............    16,036,644
                                               ------------
              TOTAL US GOVERNMENT AGENCY
              SECURITIES (Cost
              $143,576,256)..................   145,109,362
                                               ------------

                       See notes to financial statements.

                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO

                               DECEMBER 31, 2000

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES -- 3.17%
              FINANCIAL SERVICES -- 1.96%
$ 2,000,000   Ford Motor Credit Company,
                7.50%, 03/15/05..............  $  2,041,802
  2,000,000   General Electric Capital Corp.
                Series A, 6.75%, 09/11/03....     2,037,808
                                               ------------
                                                  4,079,610
                                               ------------
              SHIPBUILDING -- 1.21%
  2,333,000   Sulphur Carriers, 8.30%,
                10/15/09.....................     2,521,576
                                               ------------
              TOTAL CORPORATE BONDS AND NOTES
              (Cost $6,358,065)..............     6,601,186
                                               ------------
              SHORT TERM US GOVERNMENT AGENCY
              SECURITIES -- 7.91%
              FANNIE MAE -- 1.34%
  1,000,000   6.43%, 01/11/01................       997,678
  1,000,000   6.40%, 01/17/01................       996,622
    800,000   6.20%, 01/23/01................       796,556
                                               ------------
                                                  2,790,856
                                               ------------
              FREDDIE MAC -- 6.57%
 11,081,000   6.44%, 01/02/01................    11,073,071
  2,600,000   6.42%, 01/09/01................     2,594,900
                                               ------------
                                                 13,667,971
                                               ------------
              TOTAL SHORT TERM US GOVERNMENT
              AGENCY SECURITIES (Cost
              $16,458,827)...................    16,458,827
                                               ------------
              COMMERCIAL PAPER -- 1.78%
  2,500,000   AT&T Corp., 7.50%, 02/14/01....     2,475,521
    333,000   Baxter International, Inc.,
                6.93%, 01/03/01..............       332,679
    595,000   Montauk Funding Corp., 6.65%,
                01/22/01.....................       592,362
    300,000   Philip Morris Companies, Inc.,
                6.57%, 01/11/01..............       299,288
                                               ------------
              TOTAL COMMERCIAL PAPER (Cost
              $3,699,850)....................     3,699,850
                                               ------------
              TIME DEPOSITS -- 4.34%
    855,240   American Express Centurion
                Bank, 6.69%, 01/09/01(b).....       855,240
    598,668   American Express Centurion
                Bank, 6.63%, 01/18/01(b).....       598,668

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              TIME DEPOSITS (CONTINUED)
$ 1,197,337   Bank of America, 6.64%,
                01/16/01(b)..................  $  1,197,337
    171,048   Bank of Montreal, 6.56%,
                01/05/01(b)..................       171,048
    256,572   Bank of Nova Scotia, 6.67%,
                01/05/01(b)..................       256,572
  1,368,385   Bank of Nova Scotia, 6.63%,
                01/19/01(b)..................     1,368,385
    940,764   Bayerische HypoVereinsbank,
                6.63%, 02/01/01(b)...........       940,764
    342,096   BNP Paribas, 6.69%,
                01/11/01(b)..................       342,096
  1,775,691   Fleet National Bank, 6.85%,
                01/02/01(b)..................     1,775,691
    427,620   Royal Bank of Scotland, 6.56%,
                01/02/01(b)..................       427,620
    342,096   Royal Bank of Scotland, 6.65%,
                01/08/01(b)..................       342,096
    342,096   Toronto Dominion Bank, 6.81%,
                01/03/01(b)..................       342,096
    427,620   Toronto Dominion Bank, 6.72%,
                01/04/01(b)..................       427,620
                                               ------------
              TOTAL TIME DEPOSITS (Cost
              $9,045,233)....................     9,045,233
                                               ------------
              SHORT TERM CORPORATE NOTES -- 2.22%
    427,620   American Express Centurion
                Bank, Floating Rate,
                6.75%(+), 10/05/01(b)........       427,620
    427,620   Branch Banking & Trust,
                Floating Rate, 6.66%(+),
                11/20/01(b)..................       427,620
    559,835   First Union National Bank,
                Floating Rate, 6.67%(+),
                05/09/01(b)..................       559,835
  2,536,449   JP Morgan Securities, Inc.,
                Floating Rate, 6.86%(+),
                04/03/01(b)..................     2,536,449
    663,411   Morgan Stanley Dean Witter &
                Company, Floating Rate,
                6.85%(+), 04/04/01(b)........       663,411
                                               ------------
              TOTAL SHORT TERM CORPORATE
              NOTES (Cost $4,614,935)........     4,614,935
                                               ------------

                       See notes to financial statements.

                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO

                               DECEMBER 31, 2000

  SHARES                                          VALUE
  ------                                       ------------
              REGULATED INVESTMENT COMPANIES -- 0.65%
    504,592   Merrimac Cash Fund -- Premium
                Class(b).....................       504,592
    855,240   Provident Tempcash Fund(b).....       855,240
                                               ------------
              TOTAL REGULATED INVESTMENT
              COMPANIES (Cost $1,359,832)....     1,359,832
                                               ------------
              Total Investments -- 105.91%
              (Cost $217,809,806)............   220,411,571
              Liabilities less other
              assets -- (5.91)%..............   (12,304,669)
                                               ------------
              NET ASSETS -- 100.00%..........  $208,106,902
                                               ============

The aggregate cost of securities for federal income tax purposes at December 31, 2000, is $218,126,064.

The following amount is based on cost for federal income tax purposes:

    Gross unrealized appreciation             $3,144,399
    Gross unrealized depreciation               (858,892)
                                              ----------
    Net unrealized appreciation               $2,285,507
                                              ==========

---------------

(a)  All or part of this security is on loan.
(b)  Collateral for securities on loan.
(+) This interest rate is subject to change monthly based on the London Interbank Offered Rate
     ("LIBOR"). The rate shown was the rate in effect at December 31, 2000.

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2000

 PRINCIPAL                                        VALUE
 ---------                                    -------------
              US TREASURY SECURITIES -- 34.76%
              US TREASURY BONDS -- 12.41%
$31,970,000   6.25%, 08/15/23(a)............  $  34,574,404
 41,900,000   6.125%, 11/15/27(a)...........     45,097,892
                                              -------------
                                                 79,672,296
                                              -------------
              US TREASURY NOTES -- 22.35%
 40,000,000   5.50%, 02/28/03(a)............     40,285,600
 13,980,000   7.50%, 02/15/05(a)............     15,204,536
 80,000,000   5.625%, 05/15/08(a)...........     82,173,680
  5,540,000   5.75%, 08/15/10(a)............      5,806,180
                                              -------------
                                                143,469,996
                                              -------------
              TOTAL US TREASURY SECURITIES
              (Cost $214,051,606)...........    223,142,292
                                              -------------
              US GOVERNMENT AGENCY SECURITIES -- 32.80%
              FANNIE MAE -- 23.44%
  5,900,000   7.00%, 07/15/05...............      6,191,914
 10,900,000   6.625%, 11/15/10..............     11,427,713
 19,879,657   6.00%, 02/01/29...............     19,230,884
  5,450,000   6.625%, 11/15/30..............      5,730,599
 16,000,000   Series 00-40, Floating Rate,
                7.15%(+), 12/25/22..........     16,063,952
  7,150,000   TBA, 6.00%, 01/01/16..........      7,051,687
  7,150,000   TBA, 7.00%, 01/01/16..........      7,221,500
  4,000,000   TBA, 7.00%, 01/01/31..........      4,002,500
  1,700,000   TBA, 6.50%, 01/01/31..........      1,675,562
 24,400,000   TBA, 6.50%, 01/01/31..........     24,049,250
 47,800,000   TBA, 7.00%, 01/01/31..........     47,829,875
                                              -------------
                                                150,475,436
                                              -------------
              GOVERNMENT NATIONAL MORTGAGE
              ASSOCIATION -- 9.36%
  9,603,369   PL# 2781, 6.50%, 07/20/29.....      9,464,024
  1,700,000   TBA, 7.50%, 01/15/31..........      1,727,625
 23,300,000   TBA, 7.50%, 01/15/31..........     23,678,625
  1,700,000   TBA, 8.00%, 01/15/31..........      1,741,437
 22,900,000   TBA, 8.00%, 01/15/31..........     23,458,188
                                              -------------
                                                 60,069,899
                                              -------------
              TOTAL US GOVERNMENT AGENCY
              SECURITIES (Cost
              $207,042,036).................    210,545,335
                                              -------------
              CORPORATE BONDS AND NOTES -- 44.00%
              ADVERTISING -- 0.11%
    700,000   Lamar Media Corp., 8.625%,
                09/15/07....................        701,750
                                              -------------

 PRINCIPAL                                        VALUE
 ---------                                    -------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              AUTOMOBILES -- 0.88%
$ 6,000,000   Ford Motor Company, 7.45%,
                07/16/31....................  $   5,643,600
                                              -------------
              AUTOMOTIVE PARTS AND EQUIPMENT -- 1.11%
    600,000   SanLuis Corp., 8.875%,
                03/18/08....................        583,518
  6,500,000   Visteon Corp., 7.95%,
                08/01/05(a).................      6,516,712
                                              -------------
                                                  7,100,230
                                              -------------
              BANKS -- 0.28%
    400,000   Cho-Hung Bank, 11.50%,
                04/01/10....................        388,000
  1,000,000   Inter-American Development
                Bank, 8.875%, 08/22/01......      1,014,959
    400,000   Korea Hanvit Bank, 11.75%,
                03/01/10....................        390,000
                                              -------------
                                                  1,792,959
                                              -------------
              CHEMICALS -- 0.15%
  1,000,000   Lyondell Chemical Company,
                9.875%, 05/01/07............        970,000
                                              -------------
              COMPUTER AND OFFICE EQUIPMENT -- 0.29%
  2,000,000   International Business
                Machines Corp., 6.50%,
                01/15/28....................      1,845,440
                                              -------------
              COMPUTER SOFTWARE AND SERVICES -- 2.41%
  9,000,000   Sun Microsystems, Inc., 7.35%,
                08/15/04....................      9,215,874
  6,000,000   Sun Microsystems, Inc., 7.65%,
                08/15/09....................      6,255,372
                                              -------------
                                                 15,471,246
                                              -------------
              CONSTRUCTION -- 0.14%
  1,000,000   D.R. Horton, Inc., 8.00%,
                02/01/09....................        900,000
                                              -------------
              CONSUMER GOODS AND SERVICES -- 0.64%
  1,000,000   Scotts Company, 8.625%,
                01/15/09....................        970,000
  3,000,000   Unilever Capital, 7.125%,
                11/01/10....................      3,142,857
                                              -------------
                                                  4,112,857
                                              -------------
              ELECTRIC -- INTEGRATED -- 1.44%
  5,000,000   Edison Mission Energy, 7.73%,
                06/15/09....................      4,250,000
  5,000,000   Texas Utilities Electric
                Company, 7.17%, 08/01/07....      5,018,505
                                              -------------
                                                  9,268,505
                                              -------------

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                               DECEMBER 31, 2000

 PRINCIPAL                                        VALUE
 ---------                                    -------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              ENVIRONMENTAL MANAGEMENT SERVICES -- 0.38%
$ 2,500,000   Waste Management, Inc.,
                6.375%, 12/01/03............  $   2,418,673
                                              -------------
              FINANCE -- 12.33%
 10,598,704   ABSC Long Beach Home Equity
                Loan Trust, Floating Rate,
                6.93%(+), 08/21/30..........     10,604,936
  3,000,000   Citigroup, Inc., 7.25%,
                10/01/10....................      3,091,113
 10,800,000   Distribution Financial
                Services Floorplan Master
                Trust, Series 00-1A,
                Floating Rate, 6.88%(+),
                04/15/05....................     10,804,244
 10,000,000   Ford Motor Credit Company,
                Floating Rate, 6.7375%(+),
                03/17/03....................      9,965,740
  3,000,000   General Motors Acceptance
                Corp., Floating Rate,
                7.75%(+), 01/19/10..........      3,091,290
  3,000,000   Goldman Sachs Group L.P.,
                6.65%, 05/15/09.............      2,930,235
  6,000,000   Heller Financial, Inc., 7.50%,
                08/23/02....................      6,070,728
  1,800,000   MBNA Corp., Series 00-B,
                Floating Rate, 6.7075%(+),
                07/15/05....................      1,799,622
  8,729,497   Medallion Trust, Series 00-1G,
                Floating Rate, 6.5088%(+),
                07/12/31....................      8,729,497
 13,200,105   Sallie Mae Student Loan Trust,
                Series 00-1, Floating Rate,
                6.85%(+), 10/27/08..........     13,209,741
  8,895,852   Washington Mutual, Inc.,
                Series 00-A1, Floating Rate,
                6.9375%(+), 06/25/24........      8,878,416
                                              -------------
                                                 79,175,562
                                              -------------
              FOOD AND BEVERAGE -- 1.28%
  3,000,000   ConAgra, Inc., 7.50%,
                09/15/05....................      3,135,039
  5,000,000   Diageo Capital PLC, 6.625%,
                06/24/04....................      5,076,255
                                              -------------
                                                  8,211,294
                                              -------------
              LEISURE AND RECREATION -- 0.99%
  1,000,000   Anchor Gaming, Inc., 9.875%,
                10/15/08....................      1,027,500
  1,000,000   Argosy Gaming Company, 10.75%,
                06/01/09....................      1,042,500
  1,000,000   HMH Properties, 7.875%,
                08/01/08....................        960,000
  1,250,000   ITT Corp., 6.75%, 11/15/05....      1,214,586

 PRINCIPAL                                        VALUE
 ---------                                    -------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              LEISURE AND RECREATION (CONTINUED)
$ 1,000,000   MGM Grand, Inc., 9.75%,
                06/01/07(a).................  $   1,045,000
  1,000,000   Park Place Entertainment,
                9.375%, 02/15/07............      1,030,000
                                              -------------
                                                  6,319,586
                                              -------------
              MANUFACTURING -- 0.15%
  1,000,000   American Standard Inc.,
                7.375%, 02/01/08............        940,000
                                              -------------
              MEDIA -- 4.43%
  1,000,000   Adelphia Communications,
                10.875%, 10/01/10...........        965,000
    400,000   Cablevision SA, 13.75%,
                04/30/07....................        298,000
  6,000,000   Clear Channel Communications,
                7.25%, 09/15/03.............      6,076,794
  1,000,000   CSC Holdings, Inc., 8.125%,
                07/15/09....................      1,018,798
    350,000   Multicanal SA, 13.125%,
                04/15/09....................        276,500
  3,000,000   TCI Communications, Inc.,
                6.375%, 05/01/03............      2,989,263
 11,000,000   Time Warner, Inc., 7.75%,
                06/15/05....................     11,532,939
  5,000,000   Viacom, Inc., 7.70%,
                07/30/10....................      5,253,170
                                              -------------
                                                 28,410,464
                                              -------------
              MEDICAL AND OTHER HEALTH SERVICES -- 0.37%
  1,000,000   HealthSouth Corp., 10.75%,
                10/01/08....................      1,050,070
  1,250,000   The Healthcare Company, 8.75%,
                09/01/10....................      1,319,953
                                              -------------
                                                  2,370,023
                                              -------------
              METALS AND MINING -- 0.99%
  6,000,000   Alcoa, Inc., 7.375%,
                08/01/10....................      6,340,476
                                              -------------
              OIL AND GAS -- 3.41%
  3,000,000   Alberta Energy Corp., 7.65%,
                09/15/10....................      3,154,335
  1,250,000   Chesapeake Energy Corp.,
                9.625%, 05/01/05(a).........      1,285,938
  4,200,000   Coastal Corp., 7.75%,
                06/15/10....................      4,428,619
  3,000,000   Duke Energy Field Services,
                7.875%, 08/16/10............      3,197,700
  1,250,000   Gulf Canada Resources Ltd.,
                9.25%, 01/15/04.............      1,259,375
    650,000   Pemex Project -- 144A, 9.125%,
                10/13/10....................        646,750

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                               DECEMBER 31, 2000

 PRINCIPAL                                        VALUE
 ---------                                    -------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              OIL AND GAS (CONTINUED)
$ 6,000,000   Phillips Petroleum Company,
                8.75%, 05/25/10(a)..........  $   6,852,930
  1,000,000   R&B Falcon Corp., 9.50%,
                12/15/08....................      1,090,000
                                              -------------
                                                 21,915,647
                                              -------------
              PAPER AND FOREST PRODUCTS -- 1.91%
 12,000,000   International Paper Company,
                8.00%, 07/08/03.............     12,283,908
                                              -------------
              PRIVATE ASSET BACKED: CREDIT CARDS -- 3.74%
 10,000,000   Advanta Credit Card Master
                Trust, Series 96-E, Floating
                Rate, 6.81%(+), 05/15/04....     10,007,300
 14,000,000   BA Credit Master Card Trust,
                Series 96-A, Class B,
                Floating Rate, 5.9825%(+),
                04/15/05....................     14,016,100
                                              -------------
                                                 24,023,400
                                              -------------
              PRIVATE ASSET BACKED: FINANCE -- 1.84%
 11,797,527   Chase Funding Mortgage Loan,
                Floating Rate, 6.8675%(+),
                10/25/30....................     11,790,991
                                              -------------
              RETAIL -- 2.35%
  8,000,000   Target Corp., 7.50%,
                08/15/10(a).................      8,435,616
  6,000,000   Wal-Mart Stores, 7.55%,
                02/15/30....................      6,657,924
                                              -------------
                                                 15,093,540
                                              -------------
              SPECIAL PURPOSE ENTITY -- 0.47%
  3,000,000   Osprey Trust, 7.797%,
                01/15/03....................      3,035,565
                                              -------------
              TELECOMMUNICATIONS -- 1.48%
  6,000,000   AT&T Corp., 6.50%, 03/15/29...      4,799,100
  1,000,000   Global Crossing Holding Ltd.,
                9.50%, 11/15/09.............        945,000
    400,000   Globo Communicacoes, 10.50%,
                12/20/06....................        360,746
    650,000   Innova S. De R.L., 12.875%,
                04/01/07....................        572,000
  1,000,000   Insight Midwest, 10.50%,
                11/01/05(a).................      1,037,500
  1,000,000   McLeodUSA, Inc., 9.25%,
                07/15/07....................        915,000
    350,000   Nuevo Group Iusacell SA,
                14.25%, 12/01/06............        345,625
    200,000   Phillippine Long Distance
                Telephone, 10.50%,
                04/15/09....................        168,750

 PRINCIPAL                                        VALUE
 ---------                                    -------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              TELECOMMUNICATIONS (CONTINUED)
$   400,000   Slovak Wireless SA, 11.25%,
                03/30/07....................  $     349,511
                                              -------------
                                                  9,493,232
                                              -------------
              UTILITIES -- ELECTRIC: -- 0.43%
    750,000   AES Corp., 9.50%, 06/01/09....        776,250
  1,000,000   Calpine Corp., 8.75%,
                07/15/07....................        962,229
  1,000,000   CMS Energy, 9.875%, 10/15/07..      1,041,733
                                              -------------
                                                  2,780,212
                                              -------------
              TOTAL CORPORATE BONDS AND
              NOTES (Cost $279,144,829).....    282,409,160
                                              -------------
              FOREIGN GOVERNMENT OBLIGATIONS -- 3.97%
  6,000,000   Austria Government Bond,
                3.40%, 10/20/04.............      5,362,698
  1,100,000   Federative Republic of Brazil,
                Floating Rate, 7.375%(+),
                04/15/06....................      1,027,703
  2,154,967   Federative Republic of Brazil,
                Floating Rate, 8.00%(+),
                04/15/14....................      1,662,019
  1,250,000   Federative Republic of Brazil,
                11.00%, 08/17/40............      1,017,500
    500,000   Kingdom of Morocco Tranche A,
                Floating Rate, 7.563%(+),
                01/01/09....................        432,500
  1,440,000   Republic of Argentina,
                Floating Rate, 7.625%(+),
                03/31/05....................      1,313,198
  1,000,000   Republic of Argentina, 11.75%,
                04/07/09....................        930,000
  1,250,000   Republic of Argentina, 11.75%,
                06/15/15....................      1,131,250
    500,000   Republic of Bulgaria, Series
                A, Floating Rate, 3.00%(+),
                07/28/12....................        369,936
  7,400,000   Republic of France OAT, 5.50%,
                10/25/07....................      7,232,316
    400,000   Republic of Panama, 10.75%,
                05/15/20....................        394,000
    250,000   Republic of Philippines,
                9.875%, 01/15/19............        200,625
  1,000,050   Republic of Venezuela,
                Floating Rate, 7.375%(+),
                12/18/07....................        801,968
    350,000   Russia Federation, 11.75%,
                06/10/03....................        325,544
  1,000,000   Russia Federation, 10.00%,
                06/26/07....................        725,004
  1,000,000   Russia Federation, 12.75%,
                06/24/28....................        832,500

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                               DECEMBER 31, 2000

 PRINCIPAL                                        VALUE
 ---------                                    -------------
              FOREIGN GOVERNMENT OBLIGATIONS (CONTINUED)
$ 1,880,000   Russia Federation, Floating
                Rate, 2.50%(+), 03/31/30....  $     702,650
    500,000   United Mexican States, 9.875%,
                02/01/10....................        536,500
    500,000   United Mexican States, Series
                A, 6.25%, 12/31/19..........        452,500
                                              -------------
              TOTAL FOREIGN GOVERNMENT
              OBLIGATIONS (Cost
              $24,937,723)..................     25,450,411
                                              -------------
              SHORT TERM US GOVERNMENT AGENCY
              SECURITIES -- 2.18%
              FREDDIE MAC
 14,000,000   6.45%, 01/09/01 (Cost
                $13,972,408)................     13,972,408
                                              -------------
  SHARES
  ------
              REGULATED INVESTMENT COMPANIES -- 3.45%
  8,221,448   Merrimac Cash Fund -- Premium
                Class(b)....................      8,221,448
 13,934,659   Provident Tempcash Fund(b)....     13,934,659
                                              -------------
              TOTAL REGULATED INVESTMENT
              COMPANIES (Cost $22,156,107)..     22,156,107
                                              -------------
 PRINCIPAL
 ---------
              TIME DEPOSITS -- 20.61%
$15,034,658   American Express Centurion
                Bank, 6.69%, 01/09/01(b)....     15,034,658
 14,414,626   American Express Centurion
                Bank, 6.63%, 01/18/01(b)....     14,414,626
 29,508,523   Bank of America, 6.64%,
                01/16/01(b).................     29,508,523
  2,786,932   Bank of Montreal, 6.56%,
                01/05/01(b).................      2,786,932
  4,180,398   Bank of Nova Scotia, 6.67%,
                01/05/01(b).................      4,180,398
 22,895,455   Bank of Nova Scotia, 6.63%,
                01/19/01(b).................     22,895,455
 15,328,125   Bayerische HypoVereinsbank,
                6.63%, 02/01/01(b)..........     15,328,125
  1,173,864   BNP Paribas, 6.69%,
                01/11/01(b).................      1,173,864

 PRINCIPAL                                        VALUE
 ---------                                    -------------
              TIME DEPOSITS (CONTINUED)
$ 1,896,703   Fleet National Bank, 6.85%,
                01/02/01(b).................  $   1,896,703
  6,967,330   Royal Bank of Scotland, 6.56%,
                01/02/01(b).................      6,967,330
  5,573,864   Royal Bank of Scotland, 6.65%,
                01/08/01(b).................      5,573,864
  5,573,864   Toronto Dominion Bank, 6.81%,
                01/03/01(b).................      5,573,864
  6,967,330   Toronto Dominion Bank, 6.72%,
                01/04/01(b).................      6,967,330
                                              -------------
              TOTAL TIME DEPOSITS (Cost
              $132,301,672).................    132,301,672
                                              -------------
              SHORT TERM CORPORATE NOTES -- 14.06%
  6,967,330   American Express Centurion
                Bank, Floating Rate,
                6.75%(+), 10/05/01(b).......      6,967,330
  5,000,000   Bank of America, Floating
                Rate, 6.67%(+),
                03/22/01(b).................      5,000,000
  3,000,000   Bear Stearns & Company, Inc.,
                Floating Rate, 6.95%(+),
                04/20/01(b).................      3,000,000
  3,562,406   Branch Banking & Trust,
                Floating Rate, 6.66%(+),
                11/20/01(b).................      3,562,406
  4,690,916   First Union National Bank,
                Floating Rate, 6.67%(+),
                05/09/01(b).................      4,690,916
 15,096,509   JP Morgan Securities, Inc.,
                Floating Rate, 6.86%(+),
                04/03/01(b).................     15,096,509
 26,949,908   Morgan Stanley Dean Witter &
                Company, Floating Rate,
                6.85%(+), 04/04/01(b).......     26,949,908
 25,000,000   Prudential Securities, Inc.,
                Floating Rate, 7.03%(+),
                09/06/01(b).................     25,000,000
                                              -------------
              TOTAL SHORT TERM CORPORATE
              NOTES (Cost $90,267,069)......     90,267,069
                                              -------------
              TOTAL SECURITIES (Cost
              $983,873,450).................  1,000,244,454
                                              -------------

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                               DECEMBER 31, 2000

 PRINCIPAL                                        VALUE
 ---------                                    -------------
              REPURCHASE AGREEMENT -- 3.02%
$19,405,745   With Investors Bank & Trust,
                dated 12/29/00, 5.18%, due
                01/02/01, repurchase
                proceeds at maturity
                $19,416,914 (Collateralized
                by Government National
                Mortgage Association
                Adjustable Rate Mortgage,
                7.125%, due 10/20/23, with a
                value of $14,129,080 and
                Small Business
                Administration, 7.125%, due
                03/25/24, with a value of
                $6,246,952) (Cost
                $19,405,745)................  $  19,405,745
                                              -------------
              Total Investments -- 158.85%
              (Cost $1,003,279,195).........  1,019,650,199
              Liabilities less other
              assets -- (58.85)%............   (377,746,845)
                                              -------------
              NET ASSETS -- 100.00%.........  $ 641,903,354
                                              =============


The aggregate cost of securities for federal income tax
purposes at December 31, 2000, is $984,121,307.
The following amount is based on costs for federal income
tax purposes:
    Gross unrealized appreciation...........  $18,109,673
    Gross unrealized depreciation...........   (1,986,526)
                                              -----------
    Net unrealized appreciation.............  $16,123,147
                                              ===========

---------------
(a)  All or part of this security is on loan.
(b)  Collateral for securities on loan.
(+) This interest rate is subject to change monthly based on the London Interbank Offered Rate ("LIBOR"). The rate shown was in effect at December 31, 2000.
TBA To be assigned. Securities are purchased on a forward commitment basis with approximate principal amount (generally +/- 1.0%) and general stated maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2000

  SHARES                                          VALUE
  ------                                      -------------
              COMMON STOCK -- 57.03%
              ADVERTISING -- 0.07%
      4,600   Omnicom Group, Inc.(a)........  $     381,225
                                              -------------
              AEROSPACE -- 1.00%
     36,400   Boeing Company................      2,402,400
      8,100   General Dynamics Corp. .......        631,800
      3,400   Goodrich (B.F.) Company.......        123,675
     17,700   Lockheed Martin Corp. ........        600,915
      2,900   Northrop Grumman Corp. .......        240,700
      5,900   Raytheon Company -- Class B...        183,269
     11,800   United Technologies Corp. ....        927,775
                                              -------------
                                                  5,110,534
                                              -------------
              AGRICULTURE EQUIPMENT -- 0.06%
      6,300   Deere & Company...............        288,619
                                              -------------
              AIRLINES -- 0.19%
      5,000   Delta Air Lines, Inc. ........        250,938
     20,800   Southwest Airlines Company,
                Inc.(a).....................        697,424
        800   US Airways Group, Inc.(c).....         32,450
                                              -------------
                                                    980,812
                                              -------------
              APPAREL -- 0.08%
      1,400   Liz Claiborne, Inc. ..........         58,275
      1,200   Reebok International Ltd. ....         32,808
      7,200   TJX Companies, Inc. ..........        199,800
      2,800   V. F. Corp. ..................        101,472
                                              -------------
                                                    392,355
                                              -------------
              AUTOMOTIVE EQUIPMENT -- 0.14%
      4,000   AutoZone, Inc.(c).............        114,000
      1,000   Cummins Engine Company,
                Inc. .......................         37,938
      1,700   Dana Corp. ...................         26,031
      5,300   Genuine Parts Company.........        138,794
      2,500   Johnson Controls, Inc. .......        130,000
      2,600   Teradyne, Inc.(c).............         96,850
      2,800   TRW, Inc. ....................        108,500
      4,146   Visteon Corp. ................         47,679
                                              -------------
                                                    699,792
                                              -------------
              BANKS -- 3.48%
      9,400   Amsouth Bancorp...............        143,350
     42,100   Bank of America Corp. ........      1,931,337
     18,300   Bank of New York Company,
                Inc. .......................      1,009,931

  SHARES                                          VALUE
  ------                                      -------------
              COMMON STOCK (CONTINUED)
              BANKS (CONTINUED)
     29,600   Bank One Corp. ...............  $   1,084,100
      9,500   BB&T Corp. ...................        354,469
      4,840   Charter One Financial,
                Inc. .......................        139,755
     32,500   Chase Manhattan Corp. ........      1,476,719
      4,000   Comerica, Inc.(a).............        237,500
     10,700   Edison International..........        167,188
     11,850   Fifth Third Bancorp...........        708,038
     14,800   First Union Corp. ............        411,625
     22,000   Firstar Corp.(a)..............        511,500
     23,100   Fleet Boston Financial
                Corp. ......................        867,694
      4,600   Golden West Financial
                Corp. ......................        310,500
      2,900   Huntington Bancshares,
                Inc. .......................         46,944
      4,000   J.P. Morgan & Company.........        662,000
      9,000   KeyCorp. .....................        252,000
     12,500   Mellon Financial Corp. .......        614,844
     14,500   National City Corp. ..........        416,875
      5,600   Northern Trust Corp. .........        456,750
      5,500   Regions Financial Corp. ......        150,219
      4,900   SouthTrust Corp. .............        199,369
      4,900   State Street Corp. ...........        608,629
      5,100   Summit Bancorp................        194,756
      7,300   SunTrust Banks, Inc. .........        459,900
      8,000   Synovus Financial Corp. ......        215,500
      3,100   Union Planters Corp. .........        110,825
     17,600   U.S. Bancorp..................        513,700
      5,200   Wachovia Corp. ...............        302,250
     17,700   Washington Mutual, Inc.(a)....        939,206
     42,200   Wells Fargo & Company.........      2,350,012
                                              -------------
                                                 17,847,485
                                              -------------
              BOTTLING -- 0.04%
      9,700   Coca-Cola Enterprises,
                Inc. .......................        184,300
                                              -------------
              BUILDING MATERIALS -- 0.35%
     35,600   Home Depot, Inc. .............      1,626,475
      7,100   Masco Corp. ..................        182,381
                                              -------------
                                                  1,808,856
                                              -------------
              BUSINESS SERVICES -- 0.07%
      3,300   Convergys Corp.(c)............        149,531
      7,100   Robert Half International,
                Inc.(c).....................        188,150
                                              -------------
                                                    337,681
                                              -------------

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2000

  SHARES                                          VALUE
  ------                                      -------------
              COMMON STOCK (CONTINUED)
              CHEMICALS -- 0.51%
      6,400   Air Products and Chemicals,
                Inc. .......................  $     262,400
     27,100   du Pont (E. I.) de Nemours....      1,309,269
      2,300   Eastman Chemical Company......        112,125
      3,100   Engelhard Corp. ..............         63,163
      1,000   FMC Corp.(c)..................         71,688
      1,700   Great Lakes Chemical Corp. ...         63,219
      2,900   International Flavors &
                Fragrances..................         58,906
      4,400   Praxair, Inc. ................        195,250
      5,500   Rohm and Haas Company.........        199,719
      1,200   Sigma-Aldrich Corp. ..........         47,175
      3,900   Union Carbide Corp. ..........        209,869
                                              -------------
                                                  2,592,783
                                              -------------
              COMMUNICATIONS -- 0.18%
     22,400   Comcast Corp. -- Class A......        935,200
                                              -------------
              COMMUNICATIONS EQUIPMENT -- 0.49%
     28,600   ADC Telecommunications,
                Inc.(a)(c)..................        518,375
      4,000   Comverse Technology,
                Inc.(c).....................        434,500
     18,900   QUALCOMM, Inc.(c).............      1,553,344
                                              -------------
                                                  2,506,219
                                              -------------
              COMPUTERS AND OFFICE EQUIPMENT -- 2.28%
      8,100   Apple Computer, Inc. .........        120,487
      2,500   Avery-Dennison Corp. .........        137,187
      6,500   Cabletron Systems(c)..........         97,906
     43,500   Compaq Computer Corp. ........        654,675
     66,900   Dell Computer Corp.(a)(c).....      1,166,569
      7,600   Gateway, Inc.(c)..............        136,724
     29,900   Hewlett-Packard Company.......        943,719
     45,100   International Business
                Machines Corp.(a)...........      3,833,500
      3,200   Lexmark International Group,
                Inc.(c).....................        141,800
     10,400   Network Appliance, Inc.(c)....        667,550
     14,300   Palm, Inc.(c).................        404,869
      6,600   Pitney Bowes, Inc. ...........        218,625
    107,300   Sun Microsystems, Inc.(c).....      2,990,987
      2,200   Symbol Technologies, Inc. ....         79,200
      2,500   Tektronix, Inc. ..............         84,219
                                              -------------
                                                 11,678,017
                                              -------------

  SHARES                                          VALUE
  ------                                      -------------
              COMMON STOCK (CONTINUED)
              COMPUTER SOFTWARE AND SERVICES -- 6.16%
      4,200   Adaptec, Inc.(c)..............  $      43,050
      9,900   Adobe Systems, Inc. ..........        576,056
     35,200   America Online, Inc.(c).......      1,224,960
      1,200   Autodesk, Inc. ...............         32,325
     16,200   Automatic Data Processing,
                Inc. .......................      1,025,662
      5,900   BMC Software, Inc.(c).........         82,600
      6,800   Broadvision, Inc.(a)(c).......         80,325
      3,300   Ceridian Corp.(c).............         65,794
    178,200   Cisco Systems, Inc.(c)........      6,816,150
      2,000   Citrix Systems, Inc.(c).......         45,000
     14,800   Computer Associates
                International, Inc. ........        288,600
      2,500   Computer Sciences Corp.(c)....        150,313
      8,700   Compuware Corp.(c)............         54,375
     11,800   Electronic Data Systems
                Corp. ......................        681,450
     72,700   EMC Corp.(c)..................      4,834,550
     11,700   First Data Corp. .............        616,444
      7,200   IMS Health, Inc. .............        194,400
      5,200   Intuit, Inc.(c)...............        205,075
      2,900   Mercury Interactive
                Corp.(c)....................        261,725
    134,900   Microsoft Corp.(c)............      5,851,288
      2,200   NCR Corp.(c)..................        108,075
      8,300   Novell, Inc.(c)...............         43,316
    186,500   Oracle Corp.(c)...............      5,420,156
      4,100   Parametric Technology
                Corp.(c)....................         55,094
      8,700   PeopleSoft, Inc.(c)...........        323,531
      4,200   Sapient Corp.(c)..............         50,137
     17,900   Siebel Systems, Inc.(c).......      1,210,487
      4,800   Unisys Corp.(c)...............         70,200
     10,500   Veritas Software Corp.(c).....        918,750
      8,300   Yahoo!, Inc.(c)...............        249,519
                                              -------------
                                                 31,579,407
                                              -------------
              CONSTRUCTION -- 0.06%
      2,100   Fluor Corp.(c)................         69,431
      1,200   Kaufman & Broad Home
                Corp.(a)....................         40,425
      1,900   Pulte Corp. ..................         80,156
      2,300   Vulcan Materials Company......        110,112
                                              -------------
                                                    300,124
                                              -------------
              CONSUMER GOODS AND SERVICES -- 4.11%
        800   Alberto-Culver Company --
                Class B.....................         34,250
      1,300   American Greetings Corp. .....         12,269

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2000

  SHARES                                          VALUE
  ------                                      -------------
              COMMON STOCK (CONTINUED)
              CONSUMER GOODS AND SERVICES (CONTINUED)
      5,000   Avon Products, Inc. ..........  $     239,375
      2,000   Brunswick Corp. ..............         32,875
     18,600   Cendant Corp.(c)..............        179,025
      3,200   CenturyTel, Inc. .............        114,400
      5,200   Clorox Company................        184,600
     14,600   Colgate-Palmolive Company.....        942,430
      3,800   Ecolab, Inc. .................        164,113
      7,000   FedEx Corp.(c)................        279,720
      3,800   Fortune Brands, Inc. .........        114,000
    257,700   General Electric Company......     12,353,494
     26,600   Gillette Company..............        960,925
     13,400   Kimberly-Clark Corp. .........        947,246
      4,900   Leggett & Platt, Inc. ........         92,794
        900   Maytag Corp. .................         29,081
      7,000   McKesson HBOC, Inc. ..........        251,230
      1,100   National Service Industries,
                Inc. .......................         28,256
      5,900   Newell Rubbermaid, Inc.(a)....        134,225
      4,000   Nike, Inc. -- Class B.........        223,250
      7,800   Office Depot(c)...............         55,575
      4,100   Pactiv Corp.(c)...............         50,737
      2,700   Pall Corp. ...................         57,544
     13,200   Paychex, Inc. ................        641,850
     20,100   Procter & Gamble Company......      1,576,594
      8,900   Ralston Purina Corp. .........        232,512
      2,400   Stanley Works.................         74,850
      1,700   Tupperware Corp. .............         34,744
     14,800   Unilever N.V. (ADR)...........        931,475
      1,700   Whirlpool Corp. ..............         81,069
                                              -------------
                                                 21,054,508
                                              -------------
              ELECTRONICS -- 0.66%
     11,500   Agilent Technologies,
                Inc.(c).....................        629,625
     10,900   Emerson Electric Company......        859,056
     12,900   Linear Technology Corp.(a)....        596,625
     10,200   Maxim Integrated Products,
                Inc.(c).....................        487,688
      2,100   Molex, Inc.(a)................         74,550
      2,400   QLogic Corp.(a)(c)............        184,800
      4,100   Rockwell International
                Corp. ......................        195,262
      4,700   Sanmina Corp.(c)..............        360,137
        700   Thomas & Betts Corp. .........         11,331
                                              -------------
                                                  3,399,074
                                              -------------

  SHARES                                          VALUE
  ------                                      -------------
              COMMON STOCK (CONTINUED)
              ENVIRONMENTAL MANAGEMENT SERVICES -- 0.10%
      4,400   Allied Waste Industries,
                Inc.(c).....................  $      64,075
     15,900   Waste Management, Inc. .......        441,225
                                              -------------
                                                    505,300
                                              -------------
              FINANCIAL SERVICES -- 3.68%
      4,200   Ambac Financial Group,
                Inc. .......................        244,912
     34,200   American Express Company......      1,878,862
      6,500   American General Corp. .......        529,750
      4,500   Capital One Financial
                Corp. ......................        296,156
      6,800   C.I.T. Group -- Class A.......        136,850
    113,299   Citigroup, Inc. ..............      5,785,330
      3,800   Countrywide Credit Industries,
                Inc. .......................        190,950
      1,800   Deluxe Corp.(a)...............         45,486
      3,300   Equifax, Inc. ................         94,669
     26,100   Fannie Mae....................      2,264,175
      5,100   Franklin Resources, Inc. .....        194,310
     28,100   Freddie Mac...................      1,935,388
      2,900   H & R Block, Inc. ............        119,987
     14,200   Household International,
                Inc. .......................        781,000
      2,900   MBIA, Inc. ...................        214,963
     22,000   MBNA, Corp. ..................        812,625
      3,700   MGIC Investment Corp. ........        249,519
     12,200   Merrill Lynch & Company,
                Inc. .......................        831,888
      3,800   Moody's Corp. ................         97,613
      7,500   PNC Financial Services
                Group.......................        547,969
      7,200   Providian Financial
                Corp.(a)....................        414,000
     20,900   Schwab (Charles) Corp. .......        593,037
      4,800   Stilwell Financial, Inc. .....        189,300
      3,300   T. Rowe Price Associates,
                Inc.(c).....................        139,476
      4,200   USA Education, Inc. ..........        285,600
                                              -------------
                                                 18,873,815
                                              -------------
              FOOD AND BEVERAGE -- 2.76%
     10,700   Albertson's, Inc. ............        283,550
     23,000   Anheuser-Busch Companies,
                Inc. .......................      1,046,500
     15,790   Archer-Daniels-Midland
                Company.....................        236,850
      1,100   Brown-Forman Corp. -- Class
                B...........................         73,150
     10,400   Campbell Soup Company.........        360,100
     62,500   Coca-Cola Company.............      3,808,594
     13,100   ConAgra, Inc. ................        340,600
      1,400   Coors (Adolph) Company --
                Class B.....................        112,438

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2000

  SHARES                                          VALUE
  ------                                      -------------
              COMMON STOCK (CONTINUED)
              FOOD AND BEVERAGE (CONTINUED)
      7,000   General Mills, Inc. ..........  $     311,938
      8,600   Heinz (H.J.) Company..........        407,963
      2,500   Hershey Foods Corp. ..........        160,938
      8,900   Kellogg Company...............        233,625
     37,000   Pepsico, Inc. ................      1,833,812
     72,900   Philip Morris Companies,
                Inc. .......................      3,207,600
      2,900   Quaker Oats Company...........        282,387
     19,100   Sara Lee Corp. ...............        469,144
     19,800   Sysco Corp. ..................        594,000
      5,300   UST, Inc. ....................        148,731
      2,400   Wrigley (Wm.) Jr. Company.....        229,950
                                              -------------
                                                 14,141,870
                                              -------------
              INSURANCE -- 2.47%
     10,800   AFLAC, Inc. ..................        779,625
     18,400   Allstate Corp. ...............        801,550
     58,400   American International Group,
                Inc. .......................      5,756,050
      5,400   Aon Corp. ....................        184,950
      5,200   Chubb Corp. ..................        449,800
      6,300   CIGNA Corp. ..................        833,490
      4,500   Cincinnati Financial Corp. ...        178,031
      8,200   Conseco, Inc. ................        108,137
      9,000   Hartford Financial Services
                Group, Inc. ................        635,625
      3,100   Jefferson-Pilot Corp. ........        231,725
      3,300   Loews Corp. ..................        341,756
      8,100   Marsh & McLennan Companies,
                Inc. .......................        947,700
     19,700   MetLife, Inc. ................        689,500
      3,700   Niagra Mohawk Holdings,
                Inc. .......................         61,744
      3,200   SAFECO Corp. .................        105,200
      4,900   St. Paul Companies, Inc. .....        266,131
      4,000   Torchmark Corp. ..............        153,750
      5,900   UnumProvident Corp. ..........        158,562
                                              -------------
                                                 12,683,326
                                              -------------
              LEISURE AND RECREATION -- 0.08%
      3,300   Harrah's Entertainment,
                Inc.(c).....................         87,038
      8,000   Hilton Hotels Corp. ..........         84,000
      6,200   Marriott International,
                Inc. -- Class A(a)..........        261,950
                                              -------------
                                                    432,988
                                              -------------

  SHARES                                          VALUE
  ------                                      -------------
              COMMON STOCK (CONTINUED)
              MACHINERY AND OTHER PRODUCTS -- 0.17%
      7,900   Caterpillar, Inc. ............  $     373,769
      5,600   Dover Corp. ..................        227,150
      2,300   Grainger (W.W.), Inc.(a)......         83,950
      4,200   Ingersoll-Rand Company........        175,875
                                              -------------
                                                    860,744
                                              -------------
              MANUFACTURING -- 1.65%
      1,000   Ball Corp. ...................         46,062
      1,400   Bemis Company, Inc. ..........         46,987
        700   Briggs & Stratton Corp. ......         31,062
      2,800   Cooper Industries, Inc. ......        128,625
     22,600   Corning, Inc. ................      1,193,563
      2,000   Crane Company.................         56,875
      3,600   Danaher Corp. ................        246,150
      1,800   Eaton Corp. ..................        135,338
     20,700   Honeywell International,
                Inc. .......................        979,369
      4,700   Illinois Tool Works, Inc. ....        279,944
      2,200   ITT Industries, Inc. .........         85,250
     10,000   Minnesota Mining and
                Manufacturing Company.......      1,205,000
      3,000   Parker-Hannifin Corp. ........        132,375
      2,700   Power-One, Inc.(c)............        106,144
      4,400   PPG Industries, Inc. .........        203,775
      2,500   Sealed Air Corp.(a)(c)........         76,250
      3,800   Sherwin-Williams Company......         99,987
      3,800   Textron, Inc. ................        176,700
      1,700   Timken Corp. .................         25,712
     56,995   Tyco International Ltd. ......      3,163,222
      3,300   USX-US Steel Group............         59,400
                                              -------------
                                                  8,477,790
                                              -------------
              MEDIA -- 1.16%
      8,900   Clear Channel Communications,
                Inc.(c).....................        431,094
      2,100   Dow Jones & Company, Inc. ....        118,913
      7,100   Gannett Company, Inc.(a)......        447,744
      2,300   Knight-Ridder, Inc.(a)........        130,813
      1,000   Meredith Corp. ...............         32,188
     31,000   Time Warner, Inc. ............      1,619,440
     34,800   Viacom, Inc. -- Class B(c)....      1,626,900
     53,300   Walt Disney Company...........      1,542,369
                                              -------------
                                                  5,949,461
                                              -------------
              MEDICAL AND OTHER HEALTH SERVICES -- 0.57%
      9,400   ALZA Corp.(c).................        399,500
     15,800   Healthsouth Corp.(c)..........        257,738

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2000

  SHARES                                          VALUE
  ------                                      -------------
              COMMON STOCK (CONTINUED)
              MEDICAL AND OTHER HEALTH SERVICES (CONTINUED)
      4,300   Humana, Inc. .................  $      65,575
     11,700   Tenet Healthcare Corp.(c).....        519,919
     12,700   The Healthcare Company........        558,927
     13,400   UnitedHealth Group, Inc. .....        822,425
      2,600   Wellpoint Health Networks,
                Inc.(c).....................        299,650
                                              -------------
                                                  2,923,734
                                              -------------
              MEDICAL EQUIPMENT AND SUPPLIES -- 1.72%
      4,300   Allergan, Inc. ...............        416,294
      1,400   Bard (C.R.), Inc. ............         65,188
      1,600   Bausch & Lomb, Inc. ..........         64,700
      7,500   Baxter International, Inc. ...        662,344
      5,500   Becton Dickinson & Company....        190,438
      3,200   Biogen, Inc.(c)...............        192,200
      4,950   Biomet, Inc. .................        196,453
      9,600   Boston Scientific Corp.(c)....        131,400
      4,700   Chiron Corp.(c)...............        209,150
      7,100   Guidant Corp.(a)..............        382,956
     35,700   Johnson & Johnson.............      3,750,731
     30,700   Medtronic, Inc. ..............      1,853,513
      2,000   PerkinElmer, Inc. ............        210,000
      2,500   St. Jude Medical, Inc. .......        153,594
      6,400   Stryker Corp.(a)..............        323,776
                                              -------------
                                                  8,802,737
                                              -------------
              METALS AND MINING -- 0.31%
     22,116   Alcoa, Inc. ..................        740,886
      1,800   Allegheny Technologies,
                Inc. .......................         28,575
      9,600   Barrick Gold Corp. ...........        157,248
      2,900   Homestake Mining Company......         12,144
      4,100   INCO Ltd. ....................         68,716
      2,200   Nucor Corp. ..................         87,312
      1,800   Phelps Dodge Corp. ...........        100,462
      8,100   Placer Dome, Inc. ............         77,962
     10,700   USX-Marathon Group............        296,925
      2,400   Worthington Industries,
                Inc. .......................         19,350
                                              -------------
                                                  1,589,580
                                              -------------
              MOTOR VEHICLES -- 0.48%
     46,000   Ford Motor Company............      1,078,125
     14,200   General Motors Corp. .........        723,313
     10,000   Harley-Davidson, Inc. ........        397,500

  SHARES                                          VALUE
  ------                                      -------------
              COMMON STOCK (CONTINUED)
              MOTOR VEHICLES (CONTINUED)
      3,300   Navistar International
                Corp.(c)....................  $      86,419
      3,100   PACCAR, Inc. .................        152,675
                                              -------------
                                                  2,438,032
                                              -------------
              OIL AND GAS -- 5.06%
      3,200   Amerada Hess Corp.(a).........        233,800
      8,400   Anadarko Petroleum Corp. .....        597,072
      3,800   Apache Corp. .................        266,237
      1,500   Ashland, Inc. ................         53,835
      9,100   Baker Hughes, Inc. ...........        378,219
      4,600   Burlington Resources, Inc. ...        232,300
     16,500   Chevron Corp. ................      1,393,219
      7,200   Coastal Corp. ................        635,850
     11,000   Conoco, Inc. -- Class B.......        318,313
      2,000   Devon Energy Corp. ...........        121,940
      8,800   Dynegy, Inc. .................        493,350
     24,200   Enron Corp. ..................      2,011,625
      2,900   EOG Resources, Inc. ..........        158,594
    114,600   Exxon-Mobil Corp. ............      9,963,038
     11,200   Halliburton Company...........        406,000
      2,900   Kerr-McGee Corp. .............        194,119
      4,600   Kinder Morgan.................        240,063
      4,500   Nabors Industries, Inc.(c)....        266,175
     10,800   Occidental Petroleum Corp. ...        261,900
     10,500   Phillips Petroleum Company....        597,187
      3,300   Rowan Companies, Inc.(c)......         89,100
     55,000   Royal Dutch Petroleum
                Company.....................      3,330,937
     14,600   Schlumberger Ltd. ............      1,167,087
      3,300   Sunoco, Inc. .................        111,169
     14,100   Texaco, Inc. .................        875,962
      4,000   Thermo Electron Corp.(c)......        119,000
      5,100   Tosco Corp. ..................        173,081
      4,900   Transocean Sedco Forex,
                Inc. .......................        225,400
      6,500   Union Pacific Resources
                Group.......................        329,875
      6,900   Unocal Corp. .................        266,944
     10,900   Williams Companies, Inc. .....        435,319
                                              -------------
                                                 25,946,710
                                              -------------
              PAPER AND FOREST PRODUCTS -- 0.23%
      1,600   Boise Cascade Corp. ..........         53,800
      3,800   Georgia-Pacific Group.........        118,275
      6,309   International Paper Company...        257,486
      3,000   Mead Corp. ...................         94,125
        800   Potlatch Corp. ...............         26,850

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2000

  SHARES                                          VALUE
  ------                                      -------------
              COMMON STOCK (CONTINUED)
              PAPER AND FOREST PRODUCTS (CONTINUED)
      1,600   Temple-Inland, Inc. ..........  $      85,800
      2,800   Westvaco Corp. ...............         81,725
      6,900   Weyerhaeuser Company..........        350,175
      2,500   Willamette Industries,
                Inc. .......................        117,344
                                              -------------
                                                  1,185,580
                                              -------------
              PHARMACEUTICALS -- 6.42%
     38,600   Abbott Laboratories...........      1,869,687
     33,600   American Home Products
                Corp. ......................      2,135,280
     25,900   Amgen, Inc.(c)................      1,655,981
     50,400   Bristol-Myers Squibb Company..      3,726,450
      6,700   Cardinal Health, Inc. ........        667,488
      3,600   Forest Laboratories,
                Inc.(c).....................        478,350
      6,900   King Pharmaceuticals,
                Inc.(c).....................        356,644
     28,900   Lilly (Eli) & Company.........      2,689,506
     58,200   Merck & Company, Inc. ........      5,448,975
    208,100   Pfizer, Inc. .................      9,572,600
     33,584   Pharmacia Corp. ..............      2,048,624
     38,100   Schering-Plough Corp. ........      2,162,175
      2,100   Watson Pharmaceuticals,
                Inc.(c).....................        107,494
                                              -------------
                                                 32,919,254
                                              -------------
              PUBLISHING -- 0.15%
      4,500   McGraw-Hill Companies,
                Inc. .......................        263,813
      4,300   New York Times Company --
                Class A.....................        172,269
      1,600   R.R. Donnelley and Sons
                Company.....................         43,200
      7,300   Tribune Company(a)............        308,425
                                              -------------
                                                    787,707
                                              -------------
              REAL ESTATE INVESTMENT TRUSTS -- 0.05%
      7,900   Starwood Hotels & Resorts
                Worldwide...................        278,475
                                              -------------
              RESEARCH AND DEVELOPMENT -- 0.22%
      8,600   Applera Corp. -- Applied
                Biosystems Group............        808,937
      6,900   Medimmune, Inc.(a)(c).........        329,044
                                              -------------
                                                  1,137,981
                                              -------------
              RESTAURANTS -- 0.32%
      3,600   Darden Restaurants, Inc. .....         82,350
     34,100   McDonald's Corp. .............      1,159,400
      4,000   Starbucks Corp.(a)(c).........        177,000

  SHARES                                          VALUE
  ------                                      -------------
              COMMON STOCK (CONTINUED)
              RESTAURANTS (CONTINUED)
      3,200   Tricon Global Restaurants,
                Inc.(c).....................  $     105,600
      4,900   Wendy's International,
                Inc. .......................        128,625
                                              -------------
                                                  1,652,975
                                              -------------
              RETAIL -- 1.97%
      8,200   Bed Bath & Beyond, Inc.(c)....        183,475
      7,300   Best Buy Company, Inc.(c).....        215,806
      7,300   Circuit City Stores-Circuit
                City Group..................         83,950
      2,400   Consolidated Stores
                Corp.(c)....................         25,500
      9,300   CVS Corp. ....................        557,419
      4,600   Federated Department Stores,
                Inc.(c).....................        161,000
      1,500   Harcourt General, Inc. .......         85,800
     12,300   K-Mart Corp. .................         65,344
      9,600   Kohl's Corp.(c)...............        585,600
     21,000   Kroger Company(c).............        568,313
      9,100   Limited (The), Inc. ..........        155,269
      1,000   Longs Drug Stores Corp. ......         24,125
      7,600   May Department Stores
                Company.....................        248,900
      3,300   Nordstrom, Inc. ..............         60,019
      5,600   RadioShack Corp. .............        239,750
     12,700   Safeway, Inc.(c)..............        793,750
      8,400   Sears, Roebuck & Company......        291,900
      3,500   SUPERVALU, Inc. ..............         48,562
     23,100   Target Corp. .................        744,975
      5,100   Tiffany & Company.............        161,287
      5,000   Toys "R" Us, Inc.(a)(c).......         83,437
     68,700   Wal-Mart Stores, Inc. ........      3,649,687
     25,900   Walgreen Company..............      1,082,944
                                              -------------
                                                 10,116,812
                                              -------------
              RUBBER PRODUCTS -- 0.01%
      2,300   Cooper Tire & Rubber
                Company.....................         24,438
                                              -------------
              SCIENTIFIC & TECHNICAL INSTRUMENTS -- 0.01%
      1,200   Millipore Corp. ..............         75,600
                                              -------------
              SEMICONDUCTORS -- 2.29%
     11,000   Advanced Micro Devices,
                Inc.(c).....................        151,937
     14,800   Altera Corp.(c)...............        389,425
     14,700   Analog Devices, Inc.(c).......        752,456
     12,300   Applied Materials, Inc.(c)....        469,706

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2000

  SHARES                                          VALUE
  ------                                      -------------
              COMMON STOCK (CONTINUED)
              SEMICONDUCTORS (CONTINUED)
      3,900   Broadcom Corp. -- Class
                A(a)(c).....................  $     327,600
    171,700   Intel Corp. ..................      5,161,731
     24,000   JDS Uniphase Corp.(a)(c)......      1,000,500
      6,800   KLA-Tencor Corp.(a)(c)........        229,075
      7,200   LSI Logic Corp.(a)(c).........        123,048
     14,600   Micron Technology, Inc. ......        518,300
      6,300   National Semiconductor
                Corp.(c)....................        126,787
      4,700   Novellus System, Inc.(a)(c)...        168,906
     43,500   Texas Instruments, Inc. ......      2,060,812
      5,100   Xilinx, Inc.(c)...............        235,237
                                              -------------
                                                 11,715,520
                                              -------------
              TELECOMMUNICATIONS -- 3.11%
      1,700   Andrew Corp.(c)...............         36,975
     57,100   AT&T Corp. ...................        988,544
      6,700   Avaya, Inc.(c)................         69,094
     47,800   BellSouth Corp. ..............      1,956,812
     13,700   Global Crossing Ltd.(a)(c)....        196,081
     78,600   Nortel Networks Corp.(a)......      2,520,112
     42,400   Qwest Communications
                International(a)(c).........      1,738,400
     87,200   SBC Communications, Inc. .....      4,163,800
      6,100   Scientific-Atlanta, Inc. .....        198,631
      6,200   Tellabs, Inc.(c)..............        350,300
     69,700   Verizon Communications,
                Inc.........................      3,493,712
      4,600   Vitesse Semiconductor
                Corp.(c)....................        254,437
                                              -------------
                                                 15,966,898
                                              -------------
              TOOLS -- 0.02%
      1,900   Black & Decker Corp. .........         74,575
      1,300   Snap-on, Inc. ................         36,237
                                              -------------
                                                    110,812
                                              -------------
              TOYS -- 0.04%
      4,400   Hasbro, Inc. .................         46,750
     11,100   Mattel, Inc. .................        160,284
                                              -------------
                                                    207,034
                                              -------------
              TRANSPORTATION -- 0.10%
     10,700   Burlington Northern Santa Fe
                Corp. ......................        302,944
      2,600   CSX Corp. ....................         67,438
      8,300   Norfolk Southern Corp. .......        110,494
      2,100   Ryder System, Inc. ...........         34,912
                                              -------------
                                                    515,788
                                              -------------

  SHARES                                          VALUE
  ------                                      -------------
              COMMON STOCK (CONTINUED)
              UTILITIES -- 1.95%
     11,700   AES Corp.(a)..................  $     647,887
      4,100   Ameren Corp. .................        189,881
      6,940   American Electric Power
                Company, Inc. ..............        322,710
      4,200   American Power Conversion
                Corp.(c)....................         51,975
      7,000   Calpine Corp.(c)..............        315,438
      4,000   CiNergy Corp. ................        140,500
      2,400   CMS Energy Corp. .............         76,050
      5,400   Consolidated Edison, Inc. ....        207,900
      3,600   Constellation Energy Group....        162,225
      3,700   DTE Energy Company............        144,069
      8,031   Dominion Resources, Inc. .....        538,077
     15,300   Duke Energy Corp. ............      1,304,325
      6,600   El Paso Energy Corp. .........        472,725
      9,000   Entergy Corp. ................        380,813
     13,225   Exelon Corp. .................        928,527
      7,000   FirstEnergy Corp. ............        220,938
      5,900   FPL Group, Inc. ..............        423,325
      3,900   KeySpan Corp. ................        165,263
        500   Nicor, Inc. ..................         21,594
      8,200   Nisource, Inc. ...............        252,150
     15,700   PG & E Corp. .................        314,000
      3,900   PP & L Resources, Inc. .......        176,231
      1,000   Peoples Energy Corp. .........         44,750
      2,300   Pinnacle West Capital
                Corp. ......................        109,537
      4,000   Progress Energy, Inc.(a)
                (c).........................        196,750
      2,300   Progressive Corp. ............        238,337
      4,600   Public Service Enterprise
                Group, Inc. ................        223,675
     10,600   Reliant Energy, Inc. .........        459,112
      6,700   Sempra Energy.................        155,775
     15,400   Southern Company..............        512,050
      6,900   TXU Corp. ....................        305,756
      9,785   Xcel Energy, Inc. ............        284,376
                                              -------------
                                                  9,986,721
                                              -------------
              TOTAL COMMON STOCK (Cost
              $305,400,982).................    292,384,673
                                              -------------
              REGULATED INVESTMENT COMPANIES -- 1.45%
  2,755,895   Merrimac Cash Fund -- Premium
                Class (b)...................      2,755,895
  4,671,009   Provident Tempcash Fund(b)....      4,671,009
                                              -------------
              TOTAL REGULATED INVESTMENT
              COMPANIES (Cost $7,426,904)...      7,426,904
                                              -------------

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2000

 PRINCIPAL                                        VALUE
 ---------                                    -------------
              CORPORATE BONDS AND NOTES -- 19.80%
              ADVERTISING -- 0.06%
$   300,000   Lamar Media Corp., 8.625%,
                09/15/07....................        300,750
                                              -------------
              AEROSPACE -- 0.38%
  2,000,000   Raytheon Company, 5.70%,
                11/01/03....................      1,959,484
                                              -------------
              AUTOMOTIVE -- 0.37%
  2,000,000   Ford Motor Company, 7.45%,
                07/16/31....................      1,881,200
                                              -------------
              AUTOMOTIVE PARTS AND EQUIPMENT -- 0.47%
    400,000   Sanluis Corp., 8.875%,
                03/18/08....................        389,012
  2,000,000   Visteon Corp., 7.95%,
                08/01/05....................      2,005,142
                                              -------------
                                                  2,394,154
                                              -------------
              BANKS -- 1.19%
  2,000,000   Bank of America, 7.80%,
                02/15/10....................      2,081,574
    250,000   Cho Hung Bank -- 144A, 11.50%,
                04/01/10....................        242,500
    250,000   Hanvit Bank, 11.75%,
                03/01/10....................        243,750
  3,500,000   Wachovia Corp., 6.70%,
                06/21/04....................      3,531,035
                                              -------------
                                                  6,098,859
                                              -------------
              BROKERAGE -- 0.41%
  2,000,000   Goldman Sachs Group, Inc.,
                7.80%, 01/28/10.............      2,103,236
                                              -------------
              COMPUTERS AND OFFICE EQUIPMENT -- 0.91%
  3,500,000   Sun Microsystems, Inc., 7.50%,
                08/15/06....................      3,607,726
  1,000,000   Sun Microsystems, Inc., 7.65%,
                08/15/09....................      1,042,562
                                              -------------
                                                  4,650,288
                                              -------------
              CONSTRUCTION -- 0.11%
    600,000   D.R. Horton, Inc., 8.00%,
                02/01/09....................        540,000
                                              -------------
              CONSUMER GOODS AND SERVICES -- 0.35%
    750,000   Scotts Company, 8.625%,
                01/15/09....................        727,500
  1,000,000   Unilever Capital, 7.125%,
                11/01/10 (ADR)..............      1,047,619
                                              -------------
                                                  1,775,119
                                              -------------
              FINANCE -- 4.24%
  2,000,000   Citigroup, Inc., 7.25%,
                10/01/10....................      2,060,742
  4,000,000   Distribution Financial
                Services Floorplan, Series
                00-1A, Floating Rate,
                6.88%(+), 04/15/05..........      4,001,572

 PRINCIPAL                                        VALUE
 ---------                                    -------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              FINANCE (CONTINUED)
$ 2,000,000   First Chicago Master Trust,
                Series 96-Q, Floating Rate,
                6.84%(+), 04/15/03..........  $   2,001,440
  2,000,000   General Motors Acceptance
                Corp., Floating Rate,
                7.75%(+), 01/19/10..........      2,060,860
  2,000,000   MBNA Corp., 6.963%, 09/12/02..      1,996,074
    700,000   MBNA Corp., 6.7075%,
                07/15/05....................        699,853
  3,491,799   Medallion Trust, Floating
                Rate, 6.5088%(+),
                07/12/31....................      3,491,799
  2,000,000   Newcourt Credit Group, 7.125%,
                12/17/03....................      2,006,890
  3,396,598   Washington Mutual, Inc.,
                Series 00-A1, Floating Rate,
                6.94%(+), 06/25/24..........      3,389,941
                                              -------------
                                                 21,709,171
                                              -------------
              FOOD AND BEVERAGE -- 0.20%
  1,000,000   ConAgra, Inc., 7.50%,
                09/15/05....................      1,045,013
                                              -------------
              INDUSTRIAL -- 0.09%
    500,000   HMH Properties, 7.875%,
                08/01/08....................        480,000
                                              -------------
              LEISURE AND RECREATION -- 0.62%
    500,000   Anchor Gaming, 9.875%,
                10/15/08....................        513,750
    350,000   Circus Circus, 9.25%,
                12/01/05(a).................        341,250
    350,000   Harrah's Operating Company,
                Inc., 7.875%, 12/15/05......        348,250
    350,000   Hollywood Park, Inc., 9.25%,
                02/15/07....................        353,500
    500,000   ITT Corp., 6.75%, 11/15/05....        485,834
    625,000   MGM Grand, Inc., 9.75%,
                06/01/07....................        653,125
    500,000   Park Place Entertainment
                Corp., 7.875%, 12/15/05.....        490,000
                                              -------------
                                                  3,185,709
                                              -------------
              MANUFACTURING -- 0.11%
    600,000   American Standard, Inc.,
                7.375%, 02/01/08............        564,000
                                              -------------
              MEDIA -- 1.53%
    500,000   Adelphia Communications Corp.,
                10.875%, 10/01/10...........        482,500
    300,000   Cablevision SA, 13.75%,
                04/30/07....................        223,500
  2,000,000   Clear Channel Communications,
                Inc., 7.25%, 09/15/03.......      2,025,598

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2000

 PRINCIPAL                                        VALUE
 ---------                                    -------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              MEDIA (CONTINUED)
$   600,000   CSC Holdings, Inc., 8.125%,
                07/15/09....................  $     611,279
    300,000   Multicanal SA, 13.125%,
                04/15/09....................        237,000
    350,000   Sinclair Broadcast Group,
                9.00%, 07/15/07(a)..........        320,250
  3,500,000   Walt Disney Company, 6.75%,
                03/30/06....................      3,605,210
    350,000   Young Broadcasting, Inc.,
                8.75%, 06/15/07.............        317,188
                                              -------------
                                                  7,822,525
                                              -------------
              MEDICAL AND OTHER HEALTH SERVICES -- 0.28%
    500,000   Healthsouth Corp., 10.75%,
                10/01/08....................        525,035
    350,000   Tenet Healthcare Corp., 9.25%,
                09/01/10....................        380,187
    500,000   The Healthcare Company, 8.75%,
                09/01/10(a).................        527,981
                                              -------------
                                                  1,433,203
                                              -------------
              OIL & GAS -- 1.90%
  1,000,000   Alberta Energy Company Ltd.,
                7.65%, 09/15/10.............      1,051,445
    500,000   Chesapeake Energy Corp.,
                9.625%, 05/01/05............        514,375
  1,300,000   Coastal Corp., 7.75%,
                06/15/10....................      1,370,763
  3,000,000   Enron Corp., 6.625%,
                11/15/05....................      3,009,306
    500,000   Gulf Canada Resources Ltd.,
                9.25%, 01/15/04.............        503,750
    350,000   Pemex Project, 9.125%,
                10/13/10....................        348,250
  2,000,000   Phillips Petroleum, 8.75%,
                05/25/10....................      2,284,310
    625,000   R&B Falcon Corp., 9.50%,
                12/15/08....................        681,250
                                              -------------
                                                  9,763,449
                                              -------------
              PRIVATE ASSET BACKED: CREDIT CARDS -- 1.56%
  4,000,000   BA Credit Card Master Trust,
                Series 1998-A, Class A,
                Floating Rate, 6.73%(+),
                04/15/05....................      4,004,600
  4,000,000   Fleet Credit Card Master
                Trust, Series 96-E, Floating
                Rate, 6.81%(+), 05/15/04....      4,002,920
                                              -------------
                                                  8,007,520
                                              -------------

 PRINCIPAL                                        VALUE
 ---------                                    -------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PRIVATE ASSET BACKED: FINANCE -- 1.25%
$ 4,424,073   Chase Funding Mortgage Loan,
                6.87%, 10/25/30.............  $   4,421,622
  2,000,000   L.A. Arena Funding, LLC,
                7.656%, 12/15/21............      2,000,000
                                              -------------
                                                  6,421,622
                                              -------------
              REAL ESTATE -- 0.75%
  3,854,074   ABSC Long Beach Home Equity
                Loan Trust, Series 2000-LB1,
                Class AV, Floating Rate,
                6.93%(+), 08/21/30..........      3,856,340
                                              -------------
              RETAIL -- 0.43%
  2,000,000   Wal-Mart Stores, Inc., 7.55%,
                02/15/30....................      2,219,308
                                              -------------
              SPECIAL PURPOSE ENTITY -- 0.91%
  3,500,000   Duke Capital Corp., 7.50%,
                10/01/09(a).................      3,654,689
  1,000,000   Osprey Trust, 7.797%,
                01/15/03....................      1,011,855
                                              -------------
                                                  4,666,544
                                              -------------
              TELECOMMUNICATIONS -- 0.93%
  2,000,000   AT&T Corp., 6.50%, 03/15/29...      1,599,700
    600,000   Global Crossing Holding Ltd.,
                9.50%, 11/15/09.............        567,000
    350,000   Globo Communicacoes, 10.50%,
                12/20/06....................        315,653
    400,000   Innova S De R.L., 12.875%,
                04/01/07....................        352,000
    500,000   Insight Midwest, 10.50%,
                11/01/05....................        518,750
    350,000   KPN/Qwest BV, 8.125%,
                06/01/09....................        308,000
    500,000   McLeodUSA, Inc., 9.25%,
                07/15/07....................        457,500
    200,000   Nuevo Grupo Iusacell SA,
                14.25%, 12/01/06............        197,500
    200,000   Philippine Long Distance
                Telephone, 10.50%,
                04/15/09....................        168,750
    150,000   PTC International Finance,
                11.25%, 12/01/09............        142,500
    170,000   Slovak Wireless SA, 11.25%,
                03/30/07....................        148,542
                                              -------------
                                                  4,775,895
                                              -------------
              UTILITIES -- 0.75%
    625,000   AES Corp., 9.50%, 06/01/09....        646,875
    600,000   Calpine Corp., 8.75%,
                07/15/07....................        577,337

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2000

 PRINCIPAL                                        VALUE
 ---------                                    -------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              UTILITIES (CONTINUED)
$   500,000   CMS Energy Corp., 9.875%,
                10/15/07....................  $     520,866
  2,000,000   Dominion Resources Inc.,
                7.625%, 07/15/05............      2,086,080
                                              -------------
                                                  3,831,158
                                              -------------
              TOTAL CORPORATES BOND AND
              NOTES (Cost $100,112,442).....    101,484,547
                                              -------------
              FOREIGN GOVERNMENT BONDS AND NOTES -- 2.30%
    750,000   Federative Republic of Brazil,
                11.00%, 08/17/40............        610,500
    660,000   Federative Republic of Brazil,
                7.375%, 04/15/06............        616,622
  1,231,409   Federative Republic of Brazil,
                Floating Rate, 8.00%(+),
                04/15/14....................        949,724
    250,000   Kingdom of Morocco Tranche A,
                Floating Rate, 7.563%(+),
                01/01/09....................        216,250
    900,000   Republic of Argentina,
                Floating Rate, 7.625%(+),
                03/31/05....................        820,749
    500,000   Republic of Argentina, 11.75%,
                04/07/09....................        465,000
    750,000   Republic of Argentina, 11.75%,
                06/15/15....................        678,750
  2,300,000   Republic of Austria, 3.40%,
                10/20/04....................      2,055,701
    250,000   Republic of Bulgaria, Series
                A, 3.00%, 07/28/12..........        184,968
  2,100,000   Republic of France OAT, 5.50%,
                10/25/07....................      2,052,414
    250,000   Republic of Panama, 10.75%,
                05/15/20....................        246,250
    100,000   Republic of Philippines,
                9.875%, 01/15/19............         80,250
    666,700   Republic of Venezuela,
                Floating Rate, 7.375%(+),
                12/18/07....................        534,645
    250,000   Russia Federation, 11.75%,
                06/10/03....................        232,532
    750,000   Russia Federation, 10.00%,
                06/26/07....................        543,753
    500,000   Russia Federation, 12.75%,
                06/24/28....................        416,250
  1,120,000   Russia Federation, 2.50%,
                03/31/30....................        418,600

 PRINCIPAL                                        VALUE
 ---------                                    -------------
              FOREIGN GOVERNMENT BONDS AND NOTES
              (CONTINUED)
$   400,000   United Mexican States, 9.875%,
                02/01/10....................  $     429,200
    250,000   United Mexican States, Series
                A, 6.25%, 12/31/19..........        226,250
                                              -------------
              TOTAL FOREIGN GOVERNMENT BONDS
              AND NOTES (Cost
              $11,617,220)..................     11,778,408
                                              -------------
              US GOVERNMENT SECURITIES -- 13.48%
              US TREASURY BONDS -- 4.98%
 10,110,000   6.25%, 08/15/23(a)............     10,933,601
 13,590,000   6.125%, 11/15/27(a)...........     14,627,216
                                              -------------
                                                 25,560,817
                                              -------------
              US TREASURY NOTES -- 8.50%
 14,200,000   5.50%, 02/28/03(a)............     14,301,388
  7,120,000   7.50%, 02/15/05(a)............      7,743,655
 20,100,000   5.625%, 05/15/08(a)...........     20,646,137
    840,000   5.75%, 08/15/10(a)............        880,359
                                              -------------
                                                 43,571,539
                                              -------------
              TOTAL US GOVERNMENT SECURITIES
              (Cost $66,598,065)............     69,132,356
                                              -------------
              US GOVERNMENT AGENCY SECURITIES -- 12.67%
              FANNIE MAE -- 9.16%
  2,200,000   7.00%, 07/15/05...............      2,308,849
  4,460,000   6.625%, 11/15/10..............      4,675,926
  2,230,000   6.625%, 11/15/30..............      2,344,814
  6,564,815   PL#511775, 6.00%, 09/01/29....      6,350,572
  3,000,000   Series 2000-40, Class F,
                Floating Rate, 7.1475%(+),
                12/25/22....................      3,011,991
  8,000,000   TBA, 6.50%, 01/01/31..........      7,885,000
 15,700,000   TBA, 7.00%, 01/01/31..........     15,709,813
  2,350,000   TBA, 6.00%, 01/01/16..........      2,317,688
  2,350,000   TBA, 7.00%, 01/01/16..........      2,373,500
                                              -------------
                                                 46,978,153
                                              -------------
              GOVERNMENT NATIONAL MORTGAGE
              ASSOCIATION -- 3.51%
  6,925,328   PL#780743, 8.00%, 12/15/26....      7,095,359
  3,125,236   PL#2689, 6.50%, 12/20/28......      3,079,889
  7,700,000   TBA, 7.50%, 01/15/31..........      7,825,125
                                              -------------
                                                 18,000,373
                                              -------------
              TOTAL US GOVERNMENT AGENCY
              SECURITIES (Cost
              $63,902,483)..................     64,978,526
                                              -------------

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2000

 PRINCIPAL                                        VALUE
 ---------                                    -------------
              TIME DEPOSITS -- 7.78%
$ 4,671,009   American Express Centurion
                Bank, 6.69%, 01/09/01(b)....  $   4,671,009
 10,314,406   Bank of America, 6.64%,
                01/16/01(b).................     10,314,406
    934,202   Bank of Montreal, 6.56%,
                01/05/01(b).................        934,202
  1,401,303   Bank of Nova Scotia, 6.67%,
                01/05/01(b).................      1,401,303
  7,473,614   Bank of Nova Scotia, 6.63%,
                01/19/01(b).................      7,473,614
  5,138,110   Bayerische HypoVereinsbank,
                6.63%, 02/01/01(b)..........      5,138,110
  1,418,404   BNP Paribas, 6.69%,
                01/11/01(b).................      1,418,404
    136,829   Fleet National Bank, 6.85%,
                01/02/01(b).................        136,829
  2,335,504   Royal Bank of Scotland, 6.56%,
                01/02/01(b).................      2,335,504
  1,868,404   Royal Bank of Scotland, 6.65%,
                01/08/01(b).................      1,868,404
  1,868,404   Toronto Dominion Bank, 6.81%,
                01/03/01(b).................      1,868,404
  2,335,504   Toronto Dominion Bank, 6.72%,
                01/04/01(b).................      2,335,504
                                              -------------
              TOTAL TIME DEPOSITS (Cost
              $39,895,693)..................     39,895,693
                                              -------------
              SHORT TERM CORPORATE NOTES -- 6.77%
  2,335,504   American Express Centurion
                Bank, Floating Rate,
                6.75%(+), 10/05/01(b).......      2,335,504
  2,000,000   Bank of America, Floating
                Rate, 6.67%(+),
                03/22/01(b).................      2,000,000
  1,335,504   Branch Banking & Trust,
                Floating Rate, 6.66%(+),
                11/20/01(b).................      1,335,504
  1,868,402   First Union National Bank,
                Floating Rate, 6.67%(+),
                05/09/01(b).................      1,868,402

 PRINCIPAL                                        VALUE
 ---------                                    -------------
              SHORT TERM CORPORATE NOTES (CONTINUED)
$15,834,186   JP Morgan Securities, Inc.,
                Floating Rate, 6.86%(+),
                04/03/01(b).................  $  15,834,186
  5,837,529   Morgan Stanley Dean Witter &
                Company, Floating Rate,
                6.85%(+), 04/04/01(b).......      5,837,529
  5,500,000   Prudential Securities, Inc.,
                Floating Rate, 7.03%(+),
                09/06/01(b).................      5,500,000
                                              -------------
              TOTAL SHORT TERM CORPORATE
              NOTES (Cost $34,711,125)......     34,711,125
                                              -------------
              TOTAL SECURITIES (Cost
              $629,664,914).................    621,792,232
                                              -------------
              REPURCHASE AGREEMENT -- 1.15%
  5,895,884   With Investors Bank & Trust,
                dated 12/29/00, 5.18%, due
                01/02/01, repurchase
                proceeds at maturity
                $5,899,277 (Collateralized
                by Freddie Mac Adjustable
                Rate Mortgage, 7.849%, due
                12/01/22, with a value of
                $6,190,740) (Cost
                $5,895,884)                       5,895,884
                                              -------------
              Total Investments -- 122.43%
              (Cost $635,560,798)...........    627,688,116
              Liabilities less other
              assets -- (22.43)%............   (115,012,634)
                                              -------------
              NET ASSETS -- 100.00%.........  $ 512,675,482
                                              =============

The aggregate cost of securities for federal income tax
purposes at December 31, 2000 is $637,148,992.
    Gross unrealized appreciation..........  $ 33,749,058
    Gross unrealized depreciation..........   (49,105,818)
                                             ------------
    Net unrealized depreciation............  $(15,356,760)
                                             ============

---------------
(a)    All or part of this security is on loan.
(b)    Collateral for securities on loan.
(c)    Non-income producing security.
(+) This interest rate is subject to change monthly based on the London Interbank Offered Rate ("LIBOR"). The rate shown was in effect at December 31, 2000.
(ADR) American Depository Receipt.
TBA To be assigned. Securities are purchased on a forward commitment basis with approximate principal amount (generally +/-1.0%) and general stated maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

                       See notes to financial statements.

                            VALUE & INCOME PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2000

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK -- 93.44%
              AEROSPACE -- 3.51%
    207,000   Boeing Company...............  $   13,662,000
    236,400   Goodrich (B.F.) Company......       8,599,050
    138,500   Northrop Grumman Corp. ......      11,495,500
    100,000   Raytheon Company -- Class
                B(a).......................       3,106,250
    110,000   Textron, Inc. ...............       5,115,000
    150,000   United Technologies Corp. ...      11,793,750
                                             --------------
                                                 53,771,550
                                             --------------
              APPAREL -- 0.76%
     39,100   TJX Companies, Inc. .........       1,085,025
    293,100   V.F. Corp. ..................      10,621,944
                                             --------------
                                                 11,706,969
                                             --------------
              AUTOMOBILES -- 1.31%
    718,404   Ford Motor Company...........      16,837,594
     64,963   General Motors Corp. ........       3,309,053
                                             --------------
                                                 20,146,647
                                             --------------
              AUTOMOTIVE EQUIPMENT -- 0.96%
    314,400   Dana Corp. ..................       4,814,250
    339,300   Genuine Parts Company........       8,885,419
     82,671   Visteon Corp. ...............         950,716
                                             --------------
                                                 14,650,385
                                             --------------
              BANKS -- 9.11%
    506,100   Bank of America Corp. .......      23,217,338
     90,000   Bank of New York Company,
                Inc. ......................       4,966,875
    441,000   Bank One Corp. ..............      16,151,625
    119,050   Chase Manhattan Corp. .......       5,409,334
     80,000   FleetBoston Financial
                Corp. .....................       3,005,000
    111,700   J.P. Morgan & Company........      18,486,350
    502,100   KeyCorp......................      14,058,800
     80,000   Mellon Financial Corp. ......       3,935,000
    507,800   National City Corp. .........      14,599,250
    386,900   Regions Financial Corp. .....      10,567,206
    314,000   Summit Bancorp...............      11,990,875
    234,200   Wells Fargo & Company........      13,042,013
                                             --------------
                                                139,429,666
                                             --------------
              CHEMICALS -- 3.03%
     13,600   Air Products & Chemicals,
                Inc. ......................         557,600
    140,000   Cabot Corp. .................       3,692,500
          1   Cabot Microelectronics
                Corp.(c)...................              52

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              CHEMICALS (CONTINUED)
    337,200   Dow Chemical Company(a)......  $   12,349,950
     80,000   du Pont (E.I.) de Nemours....       3,865,000
    186,600   Eastman Chemical Company.....       9,096,750
     79,500   FMC Corp.(c).................       5,699,156
    138,000   Lubrizol Corp. ..............       3,553,500
    141,400   Union Carbide Corp. .........       7,609,087
                                             --------------
                                                 46,423,595
                                             --------------
              COMPUTERS AND OFFICE EQUIPMENT -- 0.59%
     12,000   Compaq Computer Corp. .......         180,600
     68,000   Hewlett-Packard Company......       2,146,250
    100,000   Pitney Bowes, Inc. ..........       3,312,500
    127,800   Tech Data Corp.(c)...........       3,456,594
                                             --------------
                                                  9,095,944
                                             --------------
              CONSTRUCTION -- 0.37%
    151,300   Centex Corp. ................       5,683,206
                                             --------------
              CONSUMER GOODS AND SERVICES -- 4.17%
    220,000   Avon Products, Inc.(a).......      10,532,500
    115,000   Colgate-Palmolive Company....       7,423,250
    370,000   General Electric Company.....      17,736,875
    105,000   Kimberly-Clark Corp. ........       7,422,450
    362,200   Leggett & Platt, Inc. .......       6,859,163
    341,200   Newell Rubbermaid, Inc.(a)...       7,762,300
    128,900   Whirlpool Corp. .............       6,146,919
                                             --------------
                                                 63,883,457
                                             --------------
              ELECTRONICS -- 2.23%
    236,200   Arrow Electronics, Inc.(c)...       6,761,225
    223,600   Avnet, Inc. .................       4,807,400
     70,000   Eaton Corp. .................       5,263,125
    140,000   Emerson Electric Company.....      11,033,750
     80,000   Rockwell International
                Corp. .....................       3,810,000
    147,600   Thomas & Betts Corp. ........       2,389,275
                                             --------------
                                                 34,064,775
                                             --------------
              FINANCIAL SERVICES -- 6.70%
    681,600   Citigroup, Inc. .............      34,804,200
    364,700   Fannie Mae...................      31,637,725
    150,800   MBIA, Inc. ..................      11,178,050
     74,400   Morgan Stanley Dean Witter &
                Company....................       5,896,200
    360,100   Washington Mutual, Inc.(a)...      19,107,806
                                             --------------
                                                102,623,981
                                             --------------

                       See notes to financial statements.

                            VALUE & INCOME PORTFOLIO

                               DECEMBER 31, 2000

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              FOOD & BEVERAGES -- 3.00%
    100,000   Anheuser-Busch Companies,
                Inc. ......................  $    4,550,000
    105,000   Coca-Cola Company............       6,398,438
    483,100   ConAgra Foods, Inc. .........      12,560,600
    270,300   IBP, Inc. ...................       7,230,525
    165,000   Pepsico, Inc. ...............       8,177,812
    543,200   Tyson Foods, Inc. -- Class
                A..........................       6,925,800
                                             --------------
                                                 45,843,175
                                             --------------
              INSURANCE -- 6.60%
     88,800   Aetna, Inc.(c)...............       3,646,350
    130,000   Allstate Corp. ..............       5,663,125
    207,300   American General Corp. ......      16,894,950
    160,750   American International Group,
                Inc. ......................      15,843,922
    230,400   Chubb Corp. .................      19,929,600
     80,000   CIGNA Corp. .................      10,584,000
    130,000   Lincoln National Corp. ......       6,150,625
     55,000   Marsh & McLennan Companies,
                Inc. ......................       6,435,000
    288,800   St. Paul Companies, Inc. ....      15,685,450
      5,000   Torchmark Corp. .............         192,187
                                             --------------
                                                101,025,209
                                             --------------
              LEISURE AND RECREATION -- 0.16%
     82,800   The Walt Disney Company......       2,396,025
                                             --------------
              MACHINERY -- 1.44%
    140,000   Caterpillar, Inc. ...........       6,623,750
    140,000   Deere & Company..............       6,413,750
    215,000   Ingersoll-Rand Company.......       9,003,125
                                             --------------
                                                 22,040,625
                                             --------------
              MANUFACTURING -- 2.28%
    143,300   American Standard Companies,
                Inc.(c)....................       7,066,481
    130,000   Honeywell International,
                Inc. ......................       6,150,625
    123,900   Minnesota Mining &
                Manufacturing Company......      14,929,950
    228,300   Owens-Illinois, Inc.(c)......       1,298,456
    250,950   Sonoco Products Company......       5,426,794
                                             --------------
                                                 34,872,306
                                             --------------
              MEDICAL PRODUCTS -- 1.85%
    100,000   Baxter International,
                Inc. ......................       8,831,250
    185,400   Johnson & Johnson............      19,478,588
                                             --------------
                                                 28,309,838
                                             --------------

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              OIL AND GAS -- 13.63%
    138,100   Amerada Hess Corp.(a)........  $   10,089,931
    100,000   Baker Hughes, Inc. ..........       4,156,250
    100,000   BP Amoco PLC (ADR)...........       4,787,500
    140,000   Burlington Resources,
                Inc. ......................       7,070,000
    244,900   Chevron Corp. ...............      20,678,744
    437,300   Conoco, Inc. -- Class A......      12,517,713
     90,000   Diamond Offshore Drilling,
                Inc.(a)....................       3,600,000
    767,700   Exxon-Mobil Corp. ...........      66,741,919
     85,000   Halliburton Company..........       3,081,250
     90,000   Kerr-McGee Corp.(a)..........       6,024,375
    416,000   Occidental Petroleum
                Corp. .....................      10,088,000
    285,700   Phillips Petroleum Company...      16,249,187
     85,000   Royal Dutch Petroleum
                Company....................       5,147,812
     40,000   Schlumberger, Ltd............       3,197,500
    320,900   Texaco, Inc. ................      19,935,912
     90,000   Tidewater, Inc. .............       3,993,750
    293,100   Unocal Corp. ................      11,339,306
                                             --------------
                                                208,699,149
                                             --------------
              PAPER AND FOREST PRODUCTS -- 2.89%
     70,000   Bowater, Inc. ...............       3,946,250
    216,484   Georgia-Pacific Group........       6,738,065
    357,900   International Paper
                Company....................      14,606,794
    119,350   Temple-Inland, Inc. .........       6,400,144
    256,200   Westvaco Corp. ..............       7,477,837
    100,000   Weyerhaeuser Company.........       5,075,000
                                             --------------
                                                 44,244,090
                                             --------------
              PHARMACEUTICALS -- 4.47%
    155,000   Abbott Laboratories..........       7,507,813
    120,000   American Home Products
                Corp. .....................       7,626,000
    110,000   Bristol-Myers Squibb
                Company....................       8,133,125
     96,730   GlaxoSmithKline PLC
                (ADR)(a)(c)................       5,416,880
     60,000   Lilly (Eli) & Company........       5,583,750
    136,100   Merck & Company, Inc. .......      12,742,362
    210,000   Pfizer, Inc. ................       9,660,000
    100,000   Pharmacia Corp. .............       6,100,000
    100,000   Schering-Plough Corp. .......       5,675,000
                                             --------------
                                                 68,444,930
                                             --------------
              PUBLISHING -- 0.40%
    105,000   McGraw-Hill Companies........       6,155,625
                                             --------------

                       See notes to financial statements.

                            VALUE & INCOME PORTFOLIO

                               DECEMBER 31, 2000

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              REAL ESTATE INVESTMENT TRUSTS -- 1.19%
    135,000   Boston Properties, Inc. .....  $    5,872,500
    200,000   Equity Office Properties.....       6,525,000
    105,000   Equity Residential
                Properties.................       5,807,812
                                             --------------
                                                 18,205,312
                                             --------------
              RETAIL -- 1.37%
    239,900   Federated Department Stores,
                Inc.(c)....................       8,396,500
    346,500   May Department Stores
                Company....................      11,347,875
     34,900   Sears, Roebuck & Company.....       1,212,775
                                             --------------
                                                 20,957,150
                                             --------------
              RETAIL: SUPERMARKET -- 0.32%
    355,700   SUPERVALU, Inc. .............       4,935,338
                                             --------------
              RUBBER PRODUCTS -- 0.58%
    193,100   Cooper Tire & Rubber
                Company....................       2,051,688
    294,400   Goodyear Tire & Rubber
                Company....................       6,768,256
                                             --------------
                                                  8,819,944
                                             --------------
              TELECOMMUNICATIONS -- 4.43%
    425,500   AT & T Corp. ................       7,366,469
    258,000   BellSouth Corp. .............      10,561,875
    445,500   SBC Communications, Inc. ....      21,272,625
    100,000   Sprint Corp. (FON Group).....       2,031,250
    530,652   Verizon Communications,
                Inc. ......................      26,598,931
                                             --------------
                                                 67,831,150
                                             --------------
              TOBACCO -- 1.56%
    541,000   Philip Morris Companies,
                Inc. ......................      23,804,000
                                             --------------
              TOOLS -- 0.71%
    235,700   Cooper Industries, Inc. .....      10,827,469
                                             --------------
              TRANSPORTATION -- 1.93%
    310,100   Burlington Northern Santa Fe
                Corp. .....................       8,779,706
     77,100   CSX Corp. ...................       1,999,781
    529,900   Norfolk Southern Corp. ......       7,054,294
    229,400   Union Pacific Corp. .........      11,642,050
                                             --------------
                                                 29,475,831
                                             --------------
              UTILITIES: ELECTRIC -- 9.23%
    225,900   Allegheny Energy, Inc. ......      10,885,556
    236,300   Ameren Corp. ................      10,943,644
    280,580   American Electric Power
                Company, Inc. .............      13,046,970

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              UTILITIES: ELECTRIC (CONTINUED)
    325,700   CiNergy Corp. ...............  $   11,440,213
    277,600   Consolidated Edison,
                Inc.(a)....................      10,687,600
    105,000   Dominion Resources, Inc. ....       7,035,000
    140,000   Duke Energy Corp. ...........      11,935,000
    160,000   Entergy Corp. ...............       6,770,000
    100,000   Exelon Corp. ................       7,021,000
    357,800   FirstEnergy Corp. ...........      11,293,063
    377,500   PG&E Corp. ..................       7,550,000
    217,100   Puget Sound Energy, Inc. ....       6,038,094
    329,400   Southern Company.............      10,952,550
    305,800   Wisconsin Energy Corp. ......       6,899,612
    299,925   Xcel Energy, Inc.(a).........       8,716,570
                                             --------------
                                                141,214,872
                                             --------------
              UTILITIES: NATURAL
                GAS -- 2.66%
    195,000   El Paso Energy Corp.(a)......      13,966,875
    110,000   Enron Corp.(a)...............       9,143,750
    180,000   KeySpan Corp. ...............       7,627,500
    250,000   Williams Companies, Inc. ....       9,984,375
                                             --------------
                                                 40,722,500
                                             --------------
              TOTAL COMMON STOCK (Cost
              $1,201,727,933)..............   1,430,304,713
                                             --------------
              REGULATED INVESTMENT COMPANIES -- 0.42%
  2,415,514   Merrimac Cash Fund -- Premium
                Class(b)...................       2,415,514
  4,094,091   Provident Tempcash Fund(b)...       4,094,091
                                             --------------
              TOTAL REGULATED INVESTMENT
              COMPANIES (Cost
              $6,509,605)..................       6,509,605
                                             --------------
 PRINCIPAL
 ---------
              COMMERCIAL PAPER -- 4.02%
$ 2,300,000   Avaya, Inc., 7.65%,
                01/12/01...................       2,293,646
    900,000   Avaya, Inc., 8.05%,
                01/12/01...................         897,384
  2,829,000   Barclays US Funding Corp.,
                6.56%, 01/08/01............       2,824,360
 12,600,000   Country Wide Home Loans,
                6.60%, 01/02/01............      12,593,070
  5,000,000   Deere & Company, 6.55%,
                01/18/01...................       4,982,715
 18,225,000   Dominion Resources, Inc.,
                7.35%, 01/04/01............      18,206,395
  3,100,000   Phillip Morris Companies,
                Inc., 6.70%, 01/08/01......       3,094,808
  3,575,000   Sears Roebuck Acceptance
                Company, 7.50%, 01/12/01...       3,565,318

                       See notes to financial statements.

                            VALUE & INCOME PORTFOLIO

                               DECEMBER 31, 2000

 PRINCIPAL                                       VALUE
 ---------                                   --------------
              COMMERCIAL PAPER (CONTINUED)
$ 7,300,000   Trident Capital Finance,
                Inc., 6.74%, 01/05/01......  $    7,291,800
  5,774,000   Windmill Funding Corp.,
                6.71%, 01/03/01............       5,769,695
                                             --------------
              TOTAL COMMERCIAL PAPER (Cost
              $61,519,191).................      61,519,191
                                             --------------
              TIME DEPOSITS -- 2.10%
  4,094,091   American Express Centurion
                Bank, 6.69%, 01/09/01(b)...       4,094,091
  2,914,666   American Express Centurion
                Bank, 6.63%, 01/18/01(b)...       2,914,666
  1,888,896   Bank of America, 6.64%,
                01/16/01(b)................       1,888,896
    818,818   Bank of Montreal, 6.56%,
                01/05/01(b)................         818,818
  4,503,500   Bayerische HypoVereinsbank,
                6.63%, 02/01/01(b).........       4,503,500
    137,636   BNP Paribas, 6.69%,
                01/11/01(b)................         137,636
  2,663,936   Fleet National Bank, 6.85%,
                01/02/01(b)................       2,663,936
  2,047,045   Royal Bank of Scotland,
                6.56%, 01/02/01(b).........       2,047,045
  1,637,636   Royal Bank of Scotland,
                6.65%, 01/08/01(b).........       1,637,636
  1,228,227   Royal Bank of Nova Scotia,
                6.67%, 01/05/01(b).........       1,228,227
  6,550,545   Royal Bank of Nova Scotia,
                6.63%, 01/19/01(b).........       6,550,545
  1,637,636   Toronto Dominion Bank, 6.81%,
                01/03/01(b)................       1,637,636
  2,047,045   Toronto Dominion Bank, 6.72%,
                01/04/01(b)................       2,047,045
                                             --------------
              TOTAL TIME DEPOSITS (Cost
              $32,169,677).................      32,169,677
                                             --------------
              SHORT TERM CORPORATE NOTES -- 2.17%
  2,047,047   American Express Centurion
                Bank, Floating Rate,
                6.75%(+), 10/05/01(b)......       2,047,047
  6,150,000   Bear Stearns & Company, Inc.,
                Floating Rate, 6.95%(+),
                04/20/01(b)................       6,150,000
  1,137,048   Branch Banking & Trust,
                Floating Rate, 6.67%(+),
                11/20/01(b)................       1,137,048
  1,926,446   First Union National Bank,
                Floating Rate, 6.67%(+),
                05/09/01(b)................       1,926,446

 PRINCIPAL                                       VALUE
 ---------                                   --------------
              SHORT TERM CORPORATE NOTES (CONTINUED)
$ 5,000,000   JP Morgan Securities, Inc.,
                Floating Rate, 6.86%(+),
                04/03/01(b)................  $    5,000,000
 10,000,000   Morgan Stanley Dean Witter &
                Company, Floating Rate,
                6.86%(+), 01/02/01(b)......      10,000,000
  1,961,884   Morgan Stanley Dean Witter &
                Company, Floating Rate,
                6.85%(+), 04/04/01(b)......       1,961,884
  5,000,000   Prudential Securities, Inc.,
                Floating Rate, 7.03%(+),
                09/06/01(b)................       5,000,000
                                             --------------
              TOTAL SHORT TERM CORPORATE
              NOTES (Cost $33,222,425).....      33,222,425
                                             --------------
              TOTAL SECURITIES (Cost
              $1,335,148,831)..............   1,563,725,611
                                             --------------
              REPURCHASE AGREEMENTS -- 2.44%
 12,329,371   With Investors Bank & Trust,
                dated 12/29/00, 5.18%, due
                01/02/01, repurchase
                proceeds at maturity
                $12,336,468 (Collateralized
                by Freddie Mac Adjustable
                Rate Mortgage, 8.60%, due
                08/01/23, with a value of
                $1,175,824 and Fannie Mae
                Adjustable Rate Mortgage,
                7.89%, due 03/01/30, with a
                value of $11,770,030)......      12,329,371
 25,000,000   With Investors Bank & Trust,
                dated 12/29/00, 5.18%, due
                01/02/01, repurchase
                proceeds at maturity
                $25,014,389 (Collateralized
                by Fannie Mae Adjustable
                Rate Mortgage, 8.12%, due
                10/01/26, with a value of
                $7,937,267 and Residential
                Funding Mortgage Security,
                7.40%, due 11/25/29, with a
                value of $18,312,947)......      25,000,000
                                             --------------
              TOTAL REPURCHASE AGREEMENTS
              (Cost $37,329,371)...........      37,329,371
                                             --------------
              Total Investments -- 104.59%
              (Cost $1,372,478,202)........   1,601,054,982
              Liabilities less other
              assets -- (4.59)%............     (70,294,958)
                                             --------------
              NET ASSETS -- 100.00%........  $1,530,760,024
                                             ==============

                       See notes to financial statements.

                            VALUE & INCOME PORTFOLIO

                               DECEMBER 31, 2000


The aggregate cost of securities for federal income tax
purposes at December 31, 2000 is $1,339,132,065.
The following amount is based on cost for federal income
tax purposes:
    Gross unrealized appreciation..........  $280,624,659
    Gross unrealized depreciation..........   (56,031,113)
                                             ------------
    Net unrealized appreciation............  $224,593,546
                                             ============

---------------
(a) All or part of this security is on loan
(b)  Collateral for securities on loan
(c)  Non-income producing security
(+) This interest rate is subject to change monthly based on the London
    Interbank Offered Rate ("LIBOR"). The rate shown was in effect at December 31, 2000.
(ADR) American Depository Receipt

                       See notes to financial statements.

                           GROWTH & INCOME PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2000

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK -- 98.08%
              ADVERTISING -- 0.53%
     74,400   Omnicom Group, Inc. .........  $    6,165,900
                                             --------------
              AIRLINES -- 0.09%
     30,200   Southwest Airlines, Inc. ....       1,012,606
                                             --------------
              AUTOMOBILES -- 0.35%
    177,600   General Motors Corp..........       4,084,800
                                             --------------
              BANKS -- 4.81%
     89,400   Bank of New York Company,
                Inc. ......................       4,933,762
     22,800   Comerica, Inc. ..............       1,353,750
    299,250   Fifth Third Bancorp..........      17,880,188
    318,200   Firstar Corp.(a).............       7,398,150
     58,500   Northern Trust Corp. ........       4,771,406
     37,300   State Street Corp. ..........       4,633,033
    291,200   Washington Mutual, Inc.(a)...      15,451,800
                                             --------------
                                                 56,422,089
                                             --------------
              BROADCAST SERVICES -- 0.64%
    550,600   AT&T Corp. -- Liberty Media
                Group -- Class A(c)........       7,467,512
                                             --------------
              COMMUNICATIONS EQUIPMENT -- 0.98%
    140,100   QUALCOMM, Inc.(c)............      11,514,469
                                             --------------
              COMPUTERS AND OFFICE EQUIPMENT -- 3.93%
     98,100   Comverse Technology,
                Inc.(c)....................      10,656,112
    417,900   EMC Corp.(c).................      27,790,350
    118,100   Network Appliance Corp.(c)...       7,580,544
                                             --------------
                                                 46,027,006
                                             --------------
              COMPUTER SOFTWARE AND SERVICES -- 14.42%
    119,400   Adobe Systems, Inc. .........       6,947,587
    215,000   America Online, Inc.(c)......       7,482,000
    144,700   BEA Systems, Inc.(a)(c)......       9,740,119
    123,212   Brocade Communications
                Systems, Inc.(c)...........      11,312,402
    916,100   Cisco Systems, Inc.(c).......      35,040,825
    140,300   Electronic Arts,
                Inc.(a)(c).................       5,980,287
    169,100   Electronic Data Systems
                Corp. .....................       9,765,525
    139,800   I2 Technologies,
                Inc.(a)(c).................       7,601,625
     44,900   Juniper Networks, Inc.(c)....       5,660,206
    412,000   Microsoft Corp.(c)...........      17,870,500
    379,600   Oracle Corp.(c)..............      11,032,125
    199,800   Siebel Systems, Inc.(c)......      13,511,475
    315,000   Sun Microsystems, Inc.(c)....       8,780,625

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              COMPUTER SOFTWARE AND SERVICES (CONTINUED)
     87,800   VeriSign, Inc.(a)(c).........  $    6,513,663
    134,450   VERITAS Software
                Corp.(a)(c)................      11,764,375
                                             --------------
                                                169,003,339
                                             --------------
              CONSUMER GOODS AND SERVICES -- 7.49%
    223,100   Avon Products, Inc. .........      10,680,912
  1,330,200   General Electric Company.....      63,766,463
    202,100   Paychex, Inc. ...............       9,827,113
    136,000   Ralston Purina Group.........       3,553,000
                                             --------------
                                                 87,827,488
                                             --------------
              FINANCIAL SERVICES -- 11.19%
    328,400   American Express Company.....      18,041,475
    111,900   Capital One Financial
                Corp. .....................       7,364,419
    703,600   Citigroup, Inc. .............      35,927,575
    198,300   Fannie Mae...................      17,202,525
    347,000   MBNA Corp. ..................      12,817,312
    174,200   Merrill Lynch & Company,
                Inc. ......................      11,878,263
    172,900   Morgan Stanley Dean Witter &
                Company....................      13,702,325
    500,750   Schwab (Charles) Corp. ......      14,208,781
                                             --------------
                                                131,142,675
                                             --------------
              FOOD AND BEVERAGE -- 4.53%
    196,100   Anheuser-Busch Companies,
                Inc. ......................       8,922,550
    301,900   Pepsico, Inc. ...............      14,962,919
    152,000   Quaker Oats Company..........      14,801,000
    478,600   Sysco Corp. .................      14,358,000
                                             --------------
                                                 53,044,469
                                             --------------
              INSURANCE -- 4.18%
     55,000   Ace Limited..................       2,334,062
    384,450   American International Group,
                Inc. ......................      37,892,353
     66,700   CIGNA Corp. .................       8,824,410
                                             --------------
                                                 49,050,825
                                             --------------
              LEISURE & RECREATION -- 0.31%
    126,500   The Walt Disney Company......       3,660,594
                                             --------------
              MANUFACTURING -- 5.52%
    107,500   Corning, Inc. ...............       5,677,344
  1,063,300   Tyco International Ltd. .....      59,013,150
                                             --------------
                                                 64,690,494
                                             --------------
              MEDIA -- 1.99%
     48,100   Time Warner, Inc. ...........       2,512,744

                       See notes to financial statements.

                           GROWTH & INCOME PORTFOLIO

                               DECEMBER 31, 2000

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              MEDIA (CONTINUED)
    446,300   Viacom, Inc. -- Class B(c)...  $   20,864,525
                                             --------------
                                                 23,377,269
                                             --------------
              MEDICAL AND OTHER HEALTH SERVICES -- 1.76%
     12,800   Medtronic, Inc. .............         772,800
    322,600   UnitedHealth Group, Inc. ....      19,799,575
                                             --------------
                                                 20,572,375
                                             --------------
              MEDICAL EQUIPMENT AND SUPPLIES -- 1.95%
    217,700   Johnson & Johnson............      22,872,106
                                             --------------
              OIL AND GAS -- 6.13%
    114,100   Anadarko Petroleum Corp. ....       8,110,228
    171,300   Apache Corp.(a)..............      12,001,706
    258,400   Baker Hughes, Inc. ..........      10,739,750
    293,500   Exxon-Mobil Corp. ...........      25,516,156
     95,400   R&B Falcon Corp.(c)..........       2,188,238
     50,800   Royal Dutch Petroleum
                Company....................       3,076,575
     28,200   Schlumberger, Ltd. ..........       2,254,237
    173,600   Transocean Sedco Forex,
                Inc.(a)....................       7,985,600
                                             --------------
                                                 71,872,490
                                             --------------
              PHARMACEUTICALS -- 12.46%
    174,700   Allergan, Inc. ..............      16,913,144
    317,800   American Home Products
                Corp. .....................      20,196,190
     68,600   Cardinal Health, Inc. .......       6,834,275
    130,800   Lilly (Eli) & Company........      12,172,575
    287,500   Merck & Company, Inc. .......      26,917,188
    670,200   Pfizer, Inc. ................      30,829,200
    240,500   Pharmacia Corp. .............      14,670,500
    308,600   Schering-Plough Corp. .......      17,513,050
                                             --------------
                                                146,046,122
                                             --------------
              RESEARCH AND DEVELOPMENT -- 1.19%
     38,800   Amgen, Inc.(c)...............       2,480,775
    140,800   Genentech, Inc.(c)...........      11,475,200
                                             --------------
                                                 13,955,975
                                             --------------
              RETAIL -- 4.08%
    168,000   Estee Lauder Companies,
                Inc. -- Class A(a).........       7,360,500
    194,500   RadioShack Corp. ............       8,327,031
    377,700   Wal-Mart Stores, Inc. .......      20,065,313
    289,700   Walgreen Company.............      12,113,081
                                             --------------
                                                 47,865,925
                                             --------------

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              SCIENTIFIC EQUIPMENT -- 1.09%
    135,200   Applera Corp. -- Applied
                Biosystems Group...........  $   12,717,250
                                             --------------
              SEMICONDUCTORS -- 1.59%
    269,500   Linear Technology Corp. .....      12,464,375
     79,200   PMC -- Sierra, Inc.(a)(c)....       6,227,100
                                             --------------
                                                 18,691,475
                                             --------------
              TELECOMMUNICATIONS -- 2.66%
    182,500   EchoStar Communications
                Corp. -- Class A(a)(c).....       4,151,875
    209,700   Nextel Communications,
                Inc. -- Class A(c).........       5,190,075
    112,600   Qwest Communications
                International, Inc.(c).....       4,616,600
    222,300   SBC Communications, Inc. ....      10,614,825
    321,500   Sprint Corp. (PCS
                Group)(a)(c)...............       6,570,656
                                             --------------
                                                 31,144,031
                                             --------------
              UTILITIES: ELECTRIC -- 0.34%
     38,000   Entergy Corp. ...............       1,607,875
     33,500   FPL Group, Inc. .............       2,403,625
                                             --------------
                                                  4,011,500
                                             --------------
              UTILITIES: NATURAL
                GAS -- 3.87%
    377,800   Enron Corp. .................      31,404,625
    194,100   El Paso Energy Corp.(a)......      13,902,412
                                             --------------
                                                 45,307,037
                                             --------------
              TOTAL COMMON STOCK (Cost
              $1,042,105,269)..............   1,149,547,821
                                             --------------
              REGULATED INVESTMENT COMPANIES -- 0.53%
  1,691,413   Merrimac Cash Fund -- Premium
                Class(b)...................       1,691,413
  4,561,717   Provident Tempcash Fund(b)...       4,561,717
                                             --------------
              TOTAL REGULATED INVESTMENT
              COMPANIES (Cost
              $6,253,130)..................       6,253,130
                                             --------------
 PRINCIPAL
 ---------
              TIME DEPOSITS -- 2.96%
$ 4,561,717   American Express Centurion
                Bank, 6.69%, 01/09/01(b)...       4,561,717
    748,322   American Express Centurion
                Bank, 6.63%, 01/18/01(b)...         748,322
  5,884,651   Bank of America, 6.64%,
                01/16/01(b)................       5,884,651
    912,343   Bank of Montreal, 6.56%,
                01/05/01(b)................         912,343

                       See notes to financial statements.

                           GROWTH & INCOME PORTFOLIO

                               DECEMBER 31, 2000

 PRINCIPAL                                       VALUE
 ---------                                   --------------
              TIME DEPOSITS (CONTINUED)
$ 1,368,515   Bank of Nova Scotia, 6.67%,
                01/05/01(b)................  $    1,368,515
  7,298,747   Bank of Nova Scotia, 6.63%,
                01/19/01(b)................       7,298,747
    574,687   BNP Paribas, 6.69%,
                01/11/01(b)................         574,687
    128,536   Fleet National Bank, 6.85%,
                01/02/01(b)................         128,536
  5,017,889   Bayerische HypoVereinsbank,
                6.63%, 02/01/01(b).........       5,017,889
  2,280,859   Royal Bank of Scotland,
                6.56%, 01/02/01(b).........       2,280,859
  1,824,687   Royal Bank of Scotland,
                6.65%, 01/08/01(b).........       1,824,687
  1,824,687   Toronto Dominion Bank, 6.81%,
                01/03/01(b)................       1,824,687
  2,280,859   Toronto Dominion Bank, 6.72%,
                01/04/01(b)................       2,280,859
                                             --------------
              TOTAL TIME DEPOSITS (Cost
              $34,706,499).................      34,706,499
                                             --------------
              SHORT TERM CORPORATE NOTES -- 3.34%
  2,780,859   American Express Centurion
                Bank, Floating Rate,
                6.75%(+), 10/05/01(b)......       2,780,859
 14,500,000   Bank of America, Floating
                Rate, 6.67%(+),
                03/22/01(b)................      14,500,000
  2,000,000   Bear Stearns & Company, Inc.,
                Floating Rate, 6.95%(+),
                04/20/01(b)................       2,000,000
  4,280,855   Branch Banking & Trust,
                Floating Rate, 6.66%(+),
                11/20/01(b)................       4,280,855
  2,139,167   First Union National Bank,
                Floating Rate, 6.67%(+),
                05/09/01(b)................       2,139,167
  9,000,207   J.P. Morgan Securities, Inc.,
                Floating Rate, 6.86%(+),
                04/03/01(b)................       9,000,207
  2,453,588   Morgan Stanley Dean Witter &
                Company, Floating Rate,
                6.85%(+), 04/04/01(b)......       2,453,588
  2,000,000   Prudential Securities, Inc.,
                Floating Rate, 7.03%(+),
                09/06/01(b)................       2,000,000
                                             --------------
              TOTAL SHORT TERM CORPORATE
              NOTES (Cost $39,154,676).....      39,154,676
                                             --------------
              TOTAL SECURITIES (Cost
              $1,122,219,574)..............   1,229,662,126
                                             --------------

 PRINCIPAL                                       VALUE
 ---------                                   --------------
              REPURCHASE AGREEMENT -- 1.65%
$19,362,898   With Investors Bank & Trust,
                dated 12/29/00, 5.18%, due
                01/02/01, repurchase
                proceeds at maturity
                $19,374,042,
                (Collateralized by Fannie
                Mae Adjustable Rate
                Mortgage, 8.061%, due
                10/01/23, with a value
                $6,419,513, and Government
                National Mortgage
                Association Adjustable Rate
                Mortgage, 7.375%, due
                06/20/23, with a value of
                $13,911,908) (Cost
                $19,362,898)...............  $   19,362,898
                                             --------------
              Total Investments -- 106.56%
              (Cost $1,141,582,472)........   1,249,025,024
              Liabilities less other
              assets -- (6.56)%............     (76,931,054)
                                             --------------
              NET ASSETS -- 100.00%........  $1,172,093,970
                                             ==============

The aggregate cost of securities for federal income tax purposes at December 31, 2000 is $1,126,680,561.

The following amount is based on cost for federal income tax purposes:

    Gross unrealized appreciation..........  $195,330,767
    Gross unrealized depreciation..........   (92,349,202)
                                             ------------
    Net unrealized appreciation............  $102,981,565
                                             ============

---------------
(a) All or part of this security is on loan.
(b) Collateral for securities on loan.
(c)  Non-income producing security.
(+) This interest rate is subject to change monthly based on the London
    Interbank Offered Rate ("LIBOR"). The rate shown was the rate in effect at December 31, 2000.

                       See notes to financial statements.

                            EQUITY GROWTH PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2000

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK -- 98.18%
              AEROSPACE AND DEFENSE -- 2.70%
    237,644   Boeing Company...............  $   15,684,504
    223,590   General Dynamics Corp........      17,440,020
                                             --------------
                                                 33,124,524
                                             --------------
              AIRLINES -- 1.11%
    406,499   Southwest Airlines, Inc......      13,629,911
                                             --------------
              BANKS -- 0.61%
    165,119   Chase Manhattan Corp.(a).....       7,502,595
                                             --------------
              BROADCAST SERVICES -- 1.51%
     81,688   AT&T Liberty Media
                Group -- Class A(c)........       1,107,893
    341,905   Clear Channel Communications,
                Inc.(c)....................      16,561,023
     31,384   Infinity Broadcasting
                Corp. -- Class A(a)(c).....         876,790
                                             --------------
                                                 18,545,706
                                             --------------
              BUSINESS SERVICES -- 1.05%
    204,066   Automatic Data Processing,
                Inc........................      12,919,929
                                             --------------
              COMMUNICATION EQUIPMENT -- 0.47%
     16,671   Ciena Corp.(a)...............       1,356,603
     55,636   Sycamore Networks, Inc.(c)...       2,072,441
    104,800   TyCom, Ltd.(c)...............       2,344,900
                                             --------------
                                                  5,773,944
                                             --------------
              COMPUTERS AND OFFICE EQUIPMENT -- 5.08%
    148,601   Compaq Computer Corp.........       2,236,445
    244,692   Dell Computer Corp.(a)(c)....       4,266,817
    467,971   EMC Corp.(c).................      31,120,071
    118,700   Hewlett-Packard Company......       3,746,469
     93,254   International Business
                Machines Corp.(a)..........       7,926,590
    465,100   Sun Microsystems, Inc.(c)....      12,964,663
                                             --------------
                                                 62,261,055
                                             --------------
              COMPUTER SOFTWARE AND SERVICES -- 12.83%
    171,008   Adobe Systems, Inc...........       9,950,528
    295,604   America Online, Inc.(c)......      10,287,019
     26,268   BEA Systems, Inc.............       1,768,165
     67,000   Check Point Software
                Technologies Ltd.(a)(c)....       8,948,688
  1,202,700   Cisco Systems, Inc.(c).......      46,003,275
     75,783   I2 Technologies,
                Inc.(a)(c).................       4,120,701
     49,979   Juniper Networks, Inc.(c)....       6,300,478
    709,355   Microsoft Corp.(c)...........      30,856,943

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              COMPUTER SOFTWARE AND SERVICES (CONTINUED)
    553,003   Oracle Corp.(c)..............  $   16,071,650
    129,801   Siebel Systems, Inc.(c)......       8,794,018
    126,219   VERITAS Software Corp.(a)....      11,044,162
     42,016   VeriSign, Inc.(c)............       3,117,062
                                             --------------
                                                157,262,689
                                             --------------
              CONSUMER GOODS AND SERVICES -- 7.97%
     98,300   Avon Products, Inc.(a).......       4,706,112
    143,300   Colgate-Palmolive Company....       9,250,015
    267,200   Fedex Corp...................      10,677,312
  1,523,885   General Electric Company.....      73,051,237
                                             --------------
                                                 97,684,676
                                             --------------
              ELECTRONICS -- 0.23%
     99,457   Flextronics International
                Ltd.(c)....................       2,834,524
                                             --------------
              FINANCE -- 5.74%
     23,292   American Express Company.....       1,279,604
    423,419   Citigroup, Inc...............      21,620,833
     56,701   Countrywide Credit
                Industries, Inc............       2,849,225
    101,614   Goldman Sachs Group, Inc.....      10,866,347
    179,277   Lehman Brothers Holding,
                Inc........................      12,123,607
    279,912   Merrill Lynch & Company,
                Inc........................      19,086,500
     43,297   Providian Financial Corp.....       2,489,578
                                             --------------
                                                 70,315,694
                                             --------------
              FOOD AND BEVERAGE -- 4.03%
    597,181   Anheuser-Busch Companies,
                Inc........................      27,171,735
    196,647   Coca-Cola Company............      11,983,177
    113,199   Coors (Adolph)
                Company -- Class B.........       9,091,295
     23,084   Pepsico, Inc.................       1,144,101
                                             --------------
                                                 49,390,308
                                             --------------
              INSURANCE -- 1.57%
    159,700   American International Group,
                Inc........................      15,740,431
     30,300   Marsh & McLennan Companies,
                Inc........................       3,545,100
                                             --------------
                                                 19,285,531
                                             --------------
              LEISURE AND RECREATION -- 0.84%
    161,113   Four Seasons Hotels,
                Inc.(a)....................      10,250,815
                                             --------------

                       See notes to financial statements.

                            EQUITY GROWTH PORTFOLIO

                               DECEMBER 31, 2000

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              MANUFACTURING -- 2.82%
    159,700   Corning, Inc.................  $    8,434,156
     11,852   Newport Corp.(c).............         931,679
    455,000   Tyco International, Ltd......      25,252,500
                                             --------------
                                                 34,618,335
                                             --------------
              MEDIA -- 1.23%
     31,840   Gemstar -- TV Guide
                International, Inc.(c).....       1,476,580
     44,695   Metro-Goldwyn-Mayer,
                Inc.(a)(c).................         729,087
    198,228   Time Warner, Inc.(a).........      10,355,431
     47,288   USA Networks, Inc............         919,161
     34,549   Viacom, Inc. -- Class B(c)...       1,615,166
                                             --------------
                                                 15,095,425
                                             --------------
              MEDICAL AND OTHER HEALTH SERVICES -- 2.80%
     57,287   Healthcare Company...........       2,521,201
     58,444   Johnson & Johnson............       6,140,273
     14,768   Laboratory Corp. of America
                Holdings(c)................       2,599,168
     17,164   Medtronic, Inc...............       1,036,277
     19,465   Quest Diagnostics, Inc.(c)...       2,764,030
    335,566   Tenet Healthcare Corp........      14,911,714
     58,180   UnitedHealth Group, Inc......       3,570,798
      7,100   Wellpoint Health
                Networks(c)................         818,275
                                             --------------
                                                 34,361,736
                                             --------------
              MEDICAL EQUIPMENT AND SUPPLIES -- 1.04%
     81,935   Baxter International, Inc....       7,235,885
     88,472   Cytyc Corp.(c)...............       5,535,029
                                             --------------
                                                 12,770,914
                                             --------------
              OIL AND GAS -- 1.09%
     26,410   BJ Services Company(c).......       1,818,989
     92,110   Global Marine, Inc.(c).......       2,613,621
     72,243   Nabors Industries, Inc.......       4,273,173
     58,000   Schlumberger, Ltd............       4,636,375
                                             --------------
                                                 13,342,158
                                             --------------
              PHARMACEUTICALS -- 14.92%
     64,367   ALZA Corp.(c)................       2,735,597
     54,000   Bristol-Myers Squibb
                Company....................       3,992,625
     39,044   Forest Laboratories, Inc.....       5,187,971
    155,600   Glaxo SmithKline
                PLC(ADR)(a)................       8,713,600
      7,542   IDEC Pharmaceuticals
                Corp.(a)(c)................       1,429,680

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              PHARMACEUTICALS (CONTINUED)
    149,000   Lilly (Eli) & Company........  $   13,866,312
    107,189   MedImmune, Inc.(a)...........       5,111,575
    320,274   Merck & Company, Inc.........      29,985,653
    115,500   Millennium Pharmaceuticals,
                Inc.(c)....................       7,146,562
  1,672,777   Pfizer, Inc..................      76,947,742
    351,559   Pharmacia Corp...............      21,445,099
    111,400   Schering-Plough Corp.........       6,321,950
                                             --------------
                                                182,884,366
                                             --------------
              REAL ESTATE INVESTMENT TRUST -- 0.59%
    220,082   Equity Office Properties.....       7,180,175
                                             --------------
              RESEARCH AND DEVELOPMENT -- 3.98%
    461,989   Amgen, Inc.(c)...............      29,538,422
    122,014   Genentech, Inc.(c)...........       9,944,141
    135,154   Human Genome Sciences,
                Inc.(a)(c).................       9,367,862
                                             --------------
                                                 48,850,425
                                             --------------
              RETAIL -- 8.98%
    294,520   Costco Wholesale Corp........      11,762,392
    626,962   Home Depot, Inc..............      28,644,326
    207,600   Nike, Inc. -- Class B........      11,586,675
     41,439   RadioShack Corp..............       1,774,107
    151,139   Safeway, Inc.................       9,446,188
    237,980   Target Corp..................       7,674,855
    330,733   Tiffany & Company............      10,459,431
    448,178   Wal-Mart Stores, Inc.........      23,809,456
    118,700   Walgreen Company.............       4,963,144
                                             --------------
                                                110,120,574
                                             --------------
              SCIENTIFIC EQUIPMENT -- 2.07%
    155,453   Applera Corp.................      14,622,298
     27,663   PerkinElmer, Inc.............       2,904,615
     94,419   Waters Corp.(c)..............       7,883,987
                                             --------------
                                                 25,410,900
                                             --------------
              SEMICONDUCTORS -- 3.49%
    999,540   Intel Corp...................      30,236,085
     70,000   Maxim Integrated Products,
                Inc.(c)....................       3,346,875
     28,700   PMC-Sierra, Inc.(a)(c).......       2,256,537
     46,700   SDL, Inc.(a)(c)..............       6,920,356
                                             --------------
                                                 42,759,853
                                             --------------

                       See notes to financial statements.

                            EQUITY GROWTH PORTFOLIO

                               DECEMBER 31, 2000

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              TELECOMMUNICATIONS -- 7.43%
    250,000   Nextel Communications,
                Inc. -- Class A(a)(c)......  $    6,187,500
    723,795   Nokia Corp.(ADR).............      31,485,083
    117,100   Nortel Networks Corp.(a).....       3,754,519
    221,322   QUALCOMM, Inc.(c)............      18,189,902
    329,000   Qwest Communications
                International, Inc.(c).....      13,489,000
     90,000   SBC Communications, Inc......       4,297,500
    200,000   Vodafone AirTouch
                PLC(ADR)(a)................       7,162,500
    462,000   WorldCom, Inc. (c)...........       6,468,000
                                             --------------
                                                 91,034,004
                                             --------------
              UTILITIES: ELECTRIC -- 0.65%
    177,800   Calpine Corp.(a).............       8,012,112
                                             --------------
              UTILITIES: NATURAL GAS -- 1.35%
    198,851   Enron Corp...................      16,529,489
                                             --------------
              TOTAL COMMON STOCK (Cost
              $1,185,282,571)..............   1,203,752,367
                                             --------------
              REGULATED INVESTMENT COMPANIES -- 0.68%
  3,733,377   Merrimac Cash Fund -- Premium
                Class(b)...................       3,733,377
  4,632,844   Provident Tempcash Fund(b)...       4,632,844
                                             --------------
              TOTAL REGULATED INVESTMENT
              COMPANIES (Cost
              $8,366,221)..................       8,366,221
                                             --------------
 PRINCIPAL
 ---------
              TIME DEPOSITS -- 3.78%
$ 3,532,842   American Express Centurion
                Bank, 6.69%, 01/09/01(b)...       3,532,842
  3,365,099   American Express Centurion
                Bank, 6.63%, 01/18/01(b)...       3,365,099
  4,582,864   Bank of America, 6.64%,
                01/16/01(b)................       4,582,864
    926,571   Bank of Montreal, 6.56%,
                01/05/01(b)................         926,571
  1,389,854   Bank of Nova Scotia, 6.67%,
                01/05/01(b)................       1,389,854
  4,812,548   Bank of Nova Scotia, 6.63%,
                01/19/01(b)................       4,812,548
  5,096,126   Bayerishce HypoVereinsbank,
                6.63%, 02/01/01(b).........       5,096,126
  7,153,140   BNP Paribas, 6.69%,
                01/11/01(b)................       7,153,140

 PRINCIPAL                                       VALUE
 ---------                                   --------------
              TIME DEPOSITS (CONTINUED)
$ 7,140,518   Fleet National Bank, 6.85%,
                01/02/01(b)................  $    7,140,518
  2,316,419   Royal Bank of Scotland,
                6.56%, 01/02/01(b).........       2,316,419
  1,853,136   Royal Bank of Scotland,
                6.65%, 01/08/01(b).........       1,853,136
  1,853,138   Toronto Dominion Bank, 6.81%,
                01/03/01(b)................       1,853,138
  2,316,421   Toronto Dominion Bank, 6.72%,
                01/04/01(b)................       2,316,421
                                             --------------
              TOTAL TIME DEPOSITS (Cost
              $46,338,676).................      46,338,676
                                             --------------
              SHORT TERM CORPORATE NOTES -- 2.17%
  2,316,420   American Express Centurion
                Bank, Floating Rate,
                6.75%(+), 10/05/01(b)......       2,316,420
  1,532,700   Bear Stearns & Company, Inc.,
                Floating Rate, 6.95%(+),
                04/20/01(b)................       1,532,700
  3,721,089   Branch Banking & Trust,
                Floating Rate, 6.66%(+),
                11/20/01(b)................       3,721,089
  4,066,063   First Union National Bank,
                Floating Rate, 6.67%(+),
                05/09/01(b)................       4,066,063
  4,000,000   JP Morgan Securities, Inc.,
                Floating Rate, 6.86%(+),
                04/03/01(b)................       4,000,000
  4,022,264   Morgan Stanley Dean Witter &
                Company, Floating Rate,
                6.85%(+), 04/04/01(b)......       4,022,264
  7,000,000   Prudential Securities, Inc.,
                Floating Rate, 7.03%(+),
                09/06/01(b)................       7,000,000
                                             --------------
              TOTAL SHORT TERM CORPORATE
              NOTES (Cost $26,658,536).....      26,658,536
                                             --------------
              TOTAL SECURITIES (Cost
              $1,266,646,004)..............   1,285,115,800
                                             --------------
              REPURCHASE AGREEMENTS -- 2.97%
  4,168,216   With Investors Bank & Trust,
                dated 12/29/00, 5.18%, due
                01/02/01, repurchase
                proceeds at maturity
                $4,170,615 (Collateralized
                by Fannie Mae, 7.50%, due
                02/01/10, with a value of
                $4,376,868)................       4,168,216

                       See notes to financial statements.

                            EQUITY GROWTH PORTFOLIO

                               DECEMBER 31, 2000

 PRINCIPAL                                       VALUE
 ---------                                   --------------
              REPURCHASE AGREEMENTS (CONTINUED)
$10,267,077   With Investors Bank & Trust,
                dated 12/29/00, 5.18%, due
                01/02/01, repurchase
                proceeds at maturity
                $10,272,986 (Collateralized
                by Fannie Mae, 7.50%, due
                03/01/15, with a value of
                $10,781,312)...............  $   10,267,077
 21,990,927   With Investors Bank & Trust,
                dated 12/29/00, 5.18%, due
                01/02/01, repurchase
                proceeds at maturity
                $22,003,584 (Collateralized
                by Freddie Mac Adjustable
                Rate Mortgage, 8.237%, due
                03/01/27, with a value of
                $8,786,347 and Government
                National Mortgage
                Association Adjustable Rate
                Mortgage, 7.375%, due
                01/20/24, with a value of
                $14,304,712)...............      21,990,927
                                             --------------
              TOTAL REPURCHASE AGREEMENTS
              (Cost $36,426,220)...........      36,426,220
                                             --------------
              Total Investments -- 107.78%
              (Cost $1,303,072,224)........   1,321,542,020
              Liabilities less other
              assets -- (7.78)%............     (95,450,026)
                                             --------------
              NET ASSETS -- 100.00%........  $1,226,091,994
                                             ==============

The aggregate cost of securities for federal income tax purposes at December 31, 2000, is $1,282,906,692.

The following amount is based on cost for federal income tax purposes:

    Gross unrealized appreciation.........  $ 133,470,393
    Gross unrealized depreciation.........   (131,261,285)
                                            -------------
    Net unrealized appreciation...........  $   2,209,108
                                            =============

---------------

(a)  All or part of this security is on loan.
(b)  Collateral for securities on loan.
(c)  Non-income producing security.
(+) This interest rate is subject to change monthly based on the London Interbank Offered Rate
     ("LIBOR"). The rate shown was in effect at December
     31, 2000.
(ADR) American Depository Receipts.

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2000

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK -- 95.66%
              ADVERTISING -- 0.13%
     42,900   Lamar Advertising
                Company(c).................  $    1,655,674
                                             --------------
              AEROSPACE -- 0.37%
    219,900   AAR Corp. ...................       2,776,237
    122,300   Innovative Solutions and
                Support, Inc.(c)...........       2,142,158
                                             --------------
                                                  4,918,395
                                             --------------
              AGRICULTURE -- 0.28%
    177,100   Delta and Pine Land Company..       3,708,031
                                             --------------
              BANKS -- 5.79%
    103,400   Astoria Financial Corp. .....       5,615,912
    151,976   Banner Corp. ................       2,317,634
    258,828   Charter One Financials,
                Inc. ......................       7,473,658
    143,800   Cullen/Frost Bankers,
                Inc. ......................       6,012,637
    790,000   Hibernia Corporation -- Class
                A(a).......................      10,072,500
    536,811   Hudson United Bancorp........      11,239,480
     37,400   Investors Financial Services
                Corp. .....................       3,216,400
    313,992   National Commerce
                Bancorporation.............       7,771,302
    325,000   Peoples Bank.................       8,409,375
    116,000   Southwest Bancorporation of
                Texas, Inc.(c).............       4,980,750
    159,940   Sterling Financial
                Corp.(c)...................       1,939,273
     73,304   Summit Bancorp...............       2,799,297
    141,800   Washington Federal, Inc. ....       4,032,438
                                             --------------
                                                 75,880,656
                                             --------------
              BIOTECHNOLOGY -- 0.07%
     56,300   Lexicon Genetics, Inc.(c)....         935,988
                                             --------------
              BUSINESS SERVICES -- 2.28%
    206,200   ABM Industries, Inc. ........       6,314,875
    332,900   AHL Services, Inc.(a)(c).....       3,349,806
     52,850   DiamondCluster International,
                Inc. -- Class A(a)(c)......       1,611,925
    398,933   Encompass Service Corp.(c)...       2,019,598
    145,700   Hall, Kinion & Associates,
                Inc.(c)....................       2,932,212
    171,900   Manpower, Inc. ..............       6,532,200
    133,400   On Assignment, Inc.(c).......       3,801,900
      5,650   Resources Connection,
                Inc.(a)(c).................         107,350

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              BUSINESS SERVICES (CONTINUED)
    100,000   Reynolds & Reynolds
                Company -- Class A.........  $    2,025,000
     60,000   Volt Information Sciences,
                Inc.(c)....................       1,245,000
                                             --------------
                                                 29,939,866
                                             --------------
              CHEMICALS -- 0.20%
     64,700   Cytec Industries, Inc.(c)....       2,583,956
                                             --------------
              COMMERCIAL SERVICES -- 1.58%
    156,600   Central Parking Corp.(a).....       3,132,000
    187,800   F.Y.I., Inc.(c)..............       6,925,125
     99,500   MemberWorks, Inc.(c).........       2,114,375
    151,000   National Processing,
                Inc.(c)....................       2,567,000
    166,261   NOVA Corp.(c)................       3,314,829
    616,000   Student Advantage, Inc.(c)...       2,618,000
                                             --------------
                                                 20,671,329
                                             --------------
              COMMUNICATIONS -- 3.50%
    182,200   Adelphia Communications
                Corp. -- Class A(a)(c).....       9,406,075
     82,000   American Tower Corp. -- Class
                A(a).......................       3,105,750
    657,300   Emmis Communications
                Corp. -- Class A(a)(c).....      18,856,294
    256,200   Insight Communications
                Company, Inc.(c)...........       6,020,700
    218,000   LodgeNet Entertainment
                Corp.(c)...................       3,842,250
     22,200   SafeNet, Inc.(c).............       1,043,400
    247,397   Saga Communications, Inc. --
                Class A(c).................       3,680,030
                                             --------------
                                                 45,954,499
                                             --------------
              COMMUNICATIONS EQUIPMENT -- 2.23%
     61,900   Anaren Microwave, Inc.(c)....       4,158,906
     78,050   California Amplifier,
                Inc.(c)....................         721,962
     52,800   Comdial Corp.(c).............          54,453
    178,400   DMC Stratex Networks,
                Inc.(c)....................       2,676,000
    166,700   Integrated Telecom Express,
                Inc.(c)....................         797,043
    184,700   Inter-Tel, Inc. .............       1,419,881
    175,500   Peco II, Inc.(c).............       4,541,063
     86,700   Powerwave Technologies,
                Inc.(c)....................       5,071,950
     77,900   SBA Communications Corp.(c)..       3,198,769
    231,200   Spectrasite Holdings,
                Inc.(a)(c).................       3,063,400

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 2000

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              COMMUNICATIONS EQUIPMENT (CONTINUED)
     54,800   Stanford Microdevices,
                Inc.(a)(c).................  $    1,972,800
    158,300   SymmetriCom, Inc.(c).........       1,543,425
                                             --------------
                                                 29,219,652
                                             --------------
              COMPUTERS AND OFFICE EQUIPMENT -- 0.26%
    268,500   Concurrent Computer
                Corp.(c)...................       1,443,187
     78,000   Silicon Storage Technology,
                Inc.(a)(c).................         921,375
    160,800   T/R Systems, Inc.(a)(c)......       1,025,100
                                             --------------
                                                  3,389,662
                                             --------------
              COMPUTER AND SOFTWARE SERVICES -- 8.34%
    131,700   Advent Software, Inc.(c).....       5,276,231
    384,300   Alloy Online, Inc.(a)(c).....       2,954,306
    583,600   American Management Systems,
                Inc.(c)....................      11,562,575
    114,100   Avocent Corp.(a)(c)..........       3,080,700
     78,500   CACI International,
                Inc.(a)(c).................       1,806,725
    172,200   C-Bridge Internet Solutions,
                Inc.(a)(c).................         672,665
     88,300   Eclipsys Corp.(a)(c).........       2,163,350
    240,950   InterCept Group, Inc.(c).....       6,430,353
    242,270   Iron Mountain, Inc.(c).......       8,994,274
     59,600   MCSi, Inc.(c)................       1,273,950
    261,400   MedicaLogic/Medscape,
                Inc.(c)....................         604,488
    111,800   Moldflow Corp.(c)............       2,557,425
    171,200   Multex.com, Inc.(c)..........       2,268,400
     57,825   Netegrity, Inc.(c)...........       3,144,234
    788,700   Parametric Technology
                Corp.(c)...................      10,598,156
    124,400   Pegasus Solutions, Inc.(c)...         863,025
    125,300   Peregrine Systems,
                Inc.(a)(c).................       2,474,675
    167,600   Pinnacle Holdings, Inc.(c)...       1,518,875
    171,900   Project Software &
                Development, Inc.(c).......       1,845,243
    135,100   RSA Security, Inc.(c)........       7,143,413
     72,100   RadiSys Corp.(a)(c)..........       1,865,588
    437,300   Rational Software
                Corp.(a)(c)................      17,027,369
    141,024   SeaChange International,
                Inc.(c)....................       2,864,550
    100,000   Synopsys, Inc.(a)(c).........       4,743,750
    204,000   Take-Two Interactive
                Software, Inc.(c)..........       2,346,000
    206,100   Titan Corp.(c)...............       3,349,125
                                             --------------
                                                109,429,445
                                             --------------

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              CONSTRUCTION SERVICES AND SUPPLIES -- 1.11%
    105,400   Chemed Corp. ................  $    3,544,075
    253,500   Michael Baker Corp.(c).......       1,964,625
     91,800   Shaw Group, Inc.(c)..........       4,590,000
    271,200   U.S. Aggregates, Inc. .......       2,084,850
    208,275   Watsco, Inc. ................       2,399,328
                                             --------------
                                                 14,582,878
                                             --------------
              CONSUMER GOODS AND SERVICES -- 0.30%
    287,500   Helen of Troy Ltd.(c)........       1,401,563
     90,650   1-800-CONTACTS, INC.(c)......       2,594,856
                                             --------------
                                                  3,996,419
                                             --------------
              EDUCATION -- 2.00%
    108,100   Bright Horizons Family
                Solutions, Inc.(c).........       2,824,112
    118,500   Career Education Corp.(c)....       4,636,312
    134,700   Childrens Comprehensive
                Services, Inc.(c)..........         336,750
     37,800   Education Management
                Corp.(c)...................       1,351,350
    471,765   ITT Educational Services,
                Inc.(c)....................      10,378,830
    268,700   Western Resources, Inc. .....       6,667,119
                                             --------------
                                                 26,194,473
                                             --------------
              ELECTRONICS -- 3.73%
     60,850   ACT Manufacturing,
                Inc.(a)(c).................         958,387
     30,500   Artesyn Technologies,
                Inc.(c)....................         484,187
    222,900   Integrated Circuit Systems,
                Inc.(a)(c).................       3,691,781
    580,000   Integrated Silicon Solution,
                Inc.(c)....................       8,337,500
     99,800   Interlink Electronics,
                Inc.(a)(c).................       1,266,212
    121,500   Littelfuse, Inc.(c)..........       3,477,938
     72,575   Merix Corp.(c)...............         970,691
     44,900   Nanometrics, Inc.(c).........         620,181
    183,000   Power Integrations,
                Inc.(c)....................       2,104,500
    210,000   Rogers Corp. ................       8,623,125
     46,600   Sawtek, Inc.(c)..............       2,152,338
    309,300   Sensormatic Electronics
                Corp. .....................       6,205,331
     98,350   Signal Technology Corp.(c)...         983,500
    450,000   Thomas & Betts Corp. ........       7,284,375
    114,100   Universal Electronics,
                Inc.(c)....................       1,761,419
                                             --------------
                                                 48,921,465
                                             --------------

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 2000

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              ENGINEERING -- 0.25%
    221,200   URS Corp.(c).................  $    3,248,875
                                             --------------
              ENVIRONMENTAL MANAGEMENT SERVICES -- 1.60%
    454,320   Allied Waste Industries,
                Inc.(c)....................       6,616,035
    199,700   Capital Environmental
                Resource, Inc.(c)..........         486,769
    384,200   Casella Waste Systems,
                Inc. -- Class A(c).........       3,337,737
    151,500   Republic Services, Inc.(c)...       2,603,906
    191,600   Waste Connections, Inc.(c)...       6,334,775
    261,500   Waste Industries, Inc.(c)....       1,569,000
                                             --------------
                                                 20,948,222
                                             --------------
              EQUIPMENT RENTAL AND LEASING -- 0.71%
    218,800   Aaron Rents, Inc. -- Class
                B..........................       3,076,875
     31,700   Amplicon, Inc. ..............         317,000
    152,700   Electro Rent Corp.(c)........       2,156,887
     79,000   XTRA Corp. ..................       3,792,000
                                             --------------
                                                  9,342,762
                                             --------------
              FINANCE -- 1.31%
    438,290   Allied Capital Corp.(a)......       9,149,304
    127,300   Metris Companies, Inc. ......       3,349,581
    133,100   NCO Group, Inc.(c)...........       4,042,913
    107,200   Net.B@nk, Inc.(a)(c).........         703,500
                                             --------------
                                                 17,245,298
                                             --------------
              FOOD AND BEVERAGE -- 0.49%
     70,700   Glacier Water Services,
                Inc.(a)(c).................         547,925
     68,500   Krispy Kreme Doughnuts,
                Inc.(a)(c).................       5,685,500
     19,800   Sylvan, Inc.(c)..............         180,675
                                             --------------
                                                  6,414,100
                                             --------------
              INSURANCE -- 0.82%
     38,600   National Western Life
                Insurance Company -- Class
                A(c).......................       3,978,213
    169,100   Penn Treaty American
                Corp.(a)(c)................       2,959,250
     38,900   The First American Corp. ....       1,278,837
     51,000   The MONY Group, Inc. ........       2,521,313
                                             --------------
                                                 10,737,613
                                             --------------
              LEISURE AND RECREATION -- 1.11%
    262,100   Argosy Gaming Company(c).....       5,029,044
    287,900   Isle of Capri Casinos,
                Inc.(c)....................       3,058,938

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              LEISURE AND RECREATION (CONTINUED)
    136,500   Pinnacle Entertainment,
                Inc. ......................  $    1,842,750
    307,700   Station Casinos,
                Inc.(a)(c).................       4,596,269
                                             --------------
                                                 14,527,001
                                             --------------
              MACHINERY -- 0.48%
    207,600   JLG Industries, Inc. ........       2,205,750
    375,700   McDermott International,
                Inc. ......................       4,038,775
                                             --------------
                                                  6,244,525
                                             --------------
              MANUFACTURING -- 2.64%
    123,400   Applied Films Corp.(a)(c)....       2,521,987
    551,300   C&D Technologies, Inc. ......      23,809,269
    214,800   Checkpoint Systems,
                Inc.(a)(c).................       1,597,575
    139,800   Lydall, Inc.(c)..............       1,214,513
     59,900   Newport Corp.(a).............       4,708,703
     33,400   Trex Company, Inc.(c)........         841,263
                                             --------------
                                                 34,693,310
                                             --------------
              MEDIA AND ENTERTAINMENT -- 3.28%
     50,700   Beasley Broadcast Group,
                Inc. -- Class A(c).........         421,444
    229,000   Citadel Communications
                Corp.(c)...................       2,748,000
    334,800   Classic Communications,
                Inc. -- Class A(c).........         732,375
    439,400   Cox Radio, Inc. -- Class
                A(c).......................       9,913,962
    359,200   Crown Media Holdings,
                Inc.(c)....................       7,296,250
    389,300   Entravision Communications
                Corp.(c)...................       7,153,387
     76,200   Granite Broadcasting
                Corp.(c)...................          76,200
    191,400   Martha Stewart Living
                Omnimedia, Inc. -- Class
                A(a)(c)....................       3,839,963
    257,500   Mediacom Communications
                Corp.(a)(c)................       4,425,781
     82,600   Pegasus Communications
                Corp. -- Class A(a)(c).....       2,126,950
    124,100   Radio Unica Corp.(c).........         465,375
    256,800   Salem Communications
                Corp. -- Class A(a)(c).....       3,835,950
                                             --------------
                                                 43,035,637
                                             --------------
              MEDICAL AND OTHER HEALTH SERVICES -- 11.56%
     99,600   Accredo Health, Inc.(c)......       4,998,675
     55,000   Advance Paradigm, Inc.(c)....       2,502,500
     76,700   American Retirement
                Corp.(a)(c)................         233,935
     93,700   Genzyme Transgenics
                Corp.(c)...................       1,341,081

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 2000

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              MEDICAL AND OTHER HEALTH SERVICES (CONTINUED)
  1,464,800   HEALTHSOUTH Corp.(c).........  $   23,894,550
    337,000   Humana, Inc. ................       5,139,250
    650,000   IMS Health, Inc. ............      17,550,000
     79,400   Lifeline Systems, Inc.(c)....       1,002,425
    290,000   Lincare Holdings, Inc.(c)....      16,548,125
    180,273   MedQuist, Inc.(a)(c).........       2,884,368
    260,040   Morrison Management
                Specialists, Inc. .........       9,077,996
     86,700   National Dentex Corp.(c).....       1,701,488
    312,200   OrthAlliance, Inc. -- Class
                A(a)(c)....................         839,038
    203,300   Orthodontic Centers of
                America, Inc.(c)...........       6,353,125
    257,700   Prime Medical Services,
                Inc.(c)....................       1,288,500
    129,600   Province Healthcare
                Company(a)(c)..............       5,103,000
    694,900   Quorum Health Group,
                Inc.(a)(c).................      10,944,675
     65,200   RehabCare Group, Inc.(c).....       3,349,650
    193,634   Renal Care Group, Inc.(c)....       5,309,812
    331,600   Res-Care, Inc.(c)............       1,492,200
    177,800   Triad Hospitals,
                Inc.(a)(c).................       5,789,613
    217,200   Universal Health Services,
                Inc. -- Class B(c).........      24,272,100
                                             --------------
                                                151,616,106
                                             --------------
              MEDICAL EQUIPMENT AND SUPPLIES -- 2.67%
    111,300   ArthroCare Corp.(a)(c).......       2,170,350
    150,100   Closure Medical Corp.(c).....       5,403,600
    107,200   Cytyc Corp.(c)...............       6,706,700
     30,700   Luminex Corp.(a)(c)..........         800,119
    104,700   Molecular Devices Corp.(c)...       7,165,406
    285,000   Owens & Minor, Inc.(a).......       5,058,750
     61,100   Varian Medical Systems,
                Inc. ......................       4,150,981
    100,300   Zoll Medical Corp.(a)(c).....       3,516,769
                                             --------------
                                                 34,972,675
                                             --------------
              METALS AND MINING -- 0.25%
    200,000   Massey Energy Company........       2,550,000
     58,600   Wolverine Tube, Inc.(c)......         702,614
                                             --------------
                                                  3,252,614
                                             --------------
              MOTOR VEHICLES -- 0.27%
     79,250   Oshkosh Truck Corp. .........       3,487,000
                                             --------------

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              OIL AND GAS -- 6.87%
    267,200   Berry Petroleum Company......  $    3,573,800
    383,200   Chesapeake Energy Corp. .....       3,879,900
     82,600   Devon Energy Corp. ..........       5,036,122
    307,900   Grant Prideco, Inc.(c).......       6,754,556
    183,400   Marine Drilling Companies,
                Inc.(c)....................       4,905,950
    198,700   Patterson Energy, Inc.(c)....       7,401,575
    310,000   Pioneer Natural Resources
                Company....................       6,103,125
     80,000   Pogo Producing Company.......       2,490,000
    210,000   Pride International,
                Inc.(c)....................       5,171,250
    206,900   Rowan Companies, Inc.(c).....       5,586,300
    108,200   Syntroleum Corp.(a)(c).......       1,839,400
    107,200   The Houston Exploration
                Company(c).................       4,087,000
    120,000   Tom Brown, Inc.(c)...........       3,945,000
    216,700   Tosco Corp. .................       7,354,256
    126,400   Unit Corp.(c)................       2,393,700
    300,000   UTI Energy Corp.(a)(c).......       9,862,500
    197,900   Valero Energy Corp.(a).......       7,359,406
    112,400   Vintage Petroleum, Inc. .....       2,416,600
                                             --------------
                                                 90,160,440
                                             --------------
              PHARMACEUTICALS -- 3.23%
     81,900   Alkermes, Inc.(a)(c).........       2,569,612
    324,600   Bergen Brunswig Corp. .......       5,138,418
    104,000   Bindley Western Industries,
                Inc. ......................       4,322,500
     93,700   Celgene Corp.(a)(c)..........       3,045,250
     55,100   Inhale Therapeutic Systems,
                Inc.(a)(c).................       2,782,550
    115,500   Medicis Pharmaceutical
                Corp. -- Class A(a)(c).....       6,828,938
     75,700   Noven Pharmaceuticals,
                Inc.(c)....................       2,829,288
     87,600   POZEN, Inc.(c)...............       1,598,700
    281,500   Priority Healthcare Corp. --
                Class B(c).................      11,488,719
    178,000   XOMA Ltd.(c).................       1,735,500
                                             --------------
                                                 42,339,475
                                             --------------
              PUBLISHING -- 0.88%
    171,000   Houghton Mifflin Company.....       7,930,125
    166,200   John Wiley & Sons, Inc. --
                Class A....................       3,573,300
                                             --------------
                                                 11,503,425
                                             --------------

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 2000

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              REAL ESTATE -- 0.26%
    157,700   The St. Joe Company..........  $    3,469,400
                                             --------------
              REAL ESTATE INVESTMENT TRUSTS -- 1.81%
     69,300   Alexandria Real Estate
                Equities, Inc. ............       2,577,094
    167,469   Chateau Communities, Inc. ...       5,097,338
    261,400   Equity Inns, Inc. ...........       1,617,413
    132,700   First Industrial Realty
                Trust, Inc. ...............       4,511,800
    110,400   Health Care Property
                Investors, Inc. ...........       3,298,200
     38,800   Redwood Trust, Inc. .........         688,700
     97,900   Sovran Self Storage, Inc. ...       1,945,763
    119,900   Sun Communities, Inc. .......       4,016,650
                                             --------------
                                                 23,752,958
                                             --------------
              RESEARCH AND DEVELOPMENT -- 0.87%
    154,000   Albany Molecular Research,
                Inc.(c)....................       9,490,250
     19,700   ArQule, Inc.(c)..............         630,400
     32,900   CuraGen Corp.(a)(c)..........         898,581
     29,900   Discovery Partners
                International(a)(c)........         362,537
                                             --------------
                                                 11,381,768
                                             --------------
              RESTAURANTS -- 2.90%
    208,000   Applebee's International,
                Inc. ......................       6,539,000
    157,800   Benihana, Inc. -- Class
                A(c).......................       1,794,975
    197,600   CEC Entertainment, Inc.(c)...       6,743,100
    131,700   Outback Steakhouse,
                Inc.(c)....................       3,407,738
    223,750   Rare Hospitality
                International, Inc.(c).....       4,992,422
    953,200   Ruby Tuesday, Inc. ..........      14,536,300
                                             --------------
                                                 38,013,535
                                             --------------
              RETAIL -- 4.41%
    143,000   Barnes & Noble, Inc.(c)......       3,789,500
     50,000   Bebe Stores, Inc.(c).........       1,068,750
    477,050   Consolidated Stores
                Corp.(c)...................       5,068,656
    121,425   Cost Plus, Inc.(c)...........       3,566,859
    133,000   Duane Reade, Inc.(a)(c)......       4,064,812
    188,200   Duckwall -- Alco Stores,
                Inc.(c)....................       1,105,675
    190,900   Fred's, Inc. ................       4,020,831
    113,300   Guitar Center, Inc.(c).......       1,288,787
    131,500   Hibbet Sporting Goods,
                Inc.(c)....................       4,734,000
    259,200   Hot Topic, Inc.(a)(c)........       4,260,600
    300,000   Ross Stores, Inc. ...........       5,062,500

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              RETAIL (CONTINUED)
    950,000   Saks, Inc.(c)................  $    9,500,000
    146,900   SCP Pool Corp.(c)............       4,416,181
    174,300   The Gymboree Corp.(c)........       2,418,412
    128,300   The Men's Wearhouse,
                Inc.(c)....................       3,496,175
                                             --------------
                                                 57,861,738
                                             --------------
              SCIENTIFIC AND TECHNICAL INSTRUMENTS -- 1.03%
    195,550   Optimal Robotics
                Corp.(a)(c)................       6,563,147
     79,600   Photon Dynamics,
                Inc.(a)(c).................       1,791,000
    152,200   Varian, Inc.(c)..............       5,155,775
                                             --------------
                                                 13,509,922
                                             --------------
              SEMICONDUCTORS -- 7.48%
     86,100   Actel Corp.(c)...............       2,082,544
    556,800   Alpha Industries,
                Inc.(a)(c).................      20,601,600
     60,400   AstroPower, Inc.(a)(c).......       1,895,050
    176,300   Asyst Technologies,
                Inc.(c)....................       2,369,031
    138,400   AXT, Inc.(c).................       4,575,850
     42,300   Brooks Automation, Inc.(c)...       1,187,044
    262,300   Cirrus Logic, Inc.(c)........       4,918,125
    342,400   Credence Systems Corp.(c)....       7,875,200
     83,000   Cree, Inc.(a)(c).............       2,949,098
    151,000   DuPont Photomasks,
                Inc.(a)(c).................       7,979,414
    514,000   Fairchild International,
                Inc. -- Class A(c).........       7,420,875
    144,300   LTX Corp.(c).................       1,869,132
    224,600   Oak Technology, Inc.(c)......       1,951,213
    187,600   Pericom Semiconductor
                Corp.(c)...................       3,470,600
    366,800   PLX Technology, Inc.(c)......       3,049,025
    151,700   Sage, Inc.(a)(c).............       2,237,575
     68,700   Supertex, Inc.(c)............       1,357,897
    138,000   TranSwitch Corp.(c)..........       5,399,250
     84,640   TriQuint Semiconductor,
                Inc.(c)....................       3,697,710
    129,800   Ultratech Stepper, Inc.(c)...       3,358,575
    329,700   Varian Semiconductor
                Equipment Associates,
                Inc.(c)....................       7,830,375
                                             --------------
                                                 98,075,183
                                             --------------
              STORAGE -- 0.28%
    158,700   Mobile Mini, Inc.(c).........       3,650,100
                                             --------------
              TELECOMMUNICATIONS -- 3.02%
    246,300   Boston Communications Group,
                Inc.(c)....................       6,865,612
     59,900   Centennial Communications
                Corp.(c)...................       1,123,125

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 2000

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              TELECOMMUNICATIONS (CONTINUED)
     80,800   Commonwealth Telephone
                Enterprises, Inc.(c).......  $    2,828,000
    373,750   Dobson Communications
                Corp. -- Class A(c)........       5,466,094
    114,600   Intermedia Communications,
                Inc.(a)(c).................         823,687
    287,100   Metro One Telecommunications,
                Inc.(c)....................       7,177,500
    120,300   NTELOS, Inc. ................       2,120,288
    227,530   Price Communications
                Corp.(c)...................       3,825,348
    149,500   Rural Cellular Corp. -- Class
                A(c).......................       4,428,938
    313,500   Somera Communications,
                Inc.(c)....................       2,723,531
    134,200   Stratos Lightwave,
                Inc.(a)(c).................       2,289,788
                                             --------------
                                                 39,671,911
                                             --------------
              TRANSPORT SERVICES -- 0.10%
      4,000   Petroleum Helicopters, Inc.
                (Voting)...................          51,938
     96,200   Petroleum Helicopters, Inc.
                (Non-Voting)...............       1,200,999
                                             --------------
                                                  1,252,937
                                             --------------
              TRANSPORTATION: FREIGHT -- 2.06%
    430,000   Airborne, Inc. ..............       4,192,500
    148,700   CNF Transportation,
                Inc.(a)....................       5,027,919
    167,000   EGL, Inc.(c).................       3,997,562
     33,700   Forward Air Corp.(c).........       1,257,431
    464,974   Fritz Companies, Inc.(c).....       2,818,905
    416,227   Pittston Brink's Group.......       8,272,512
     65,000   Sea Containers Ltd. .........       1,413,750
                                             --------------
                                                 26,980,579
                                             --------------
              UTILITIES: ELECTRIC -- 0.85%
    850,000   El Paso Electric Company.....      11,220,000
                                             --------------
              TOTAL COMMON STOCK (Cost
              $1,047,662,121)..............   1,254,591,497
                                             --------------
              REGULATED INVESTMENT COMPANIES -- 0.84%
  4,084,489   Merrimac Cash Fund -- Premium
                Class(b)...................       4,084,489
  6,922,863   Provident Tempcash Fund(b)...       6,922,863
                                             --------------
              TOTAL REGULATED INVESTMENT
              COMPANIES (Cost
              $11,007,352).................      11,007,352
                                             --------------
 PRINCIPAL                                       VALUE
 ---------                                   --------------
              TIME DEPOSITS -- 5.00%
$ 6,922,863   American Express Centurion
                Bank, 6.69%, 01/09/01(b)...  $    6,922,863
  3,355,145   American Express Centurion
                Bank, 6.63%, 01/18/01(b)...       3,355,145
  8,642,300   Bank of America, 6.64%,
                01/16/01(b)................       8,642,300
  1,384,572   Bank of Montreal, 6.56%,
                01/05/01(b)................       1,384,572
  4,419,144   BNP Paribas, 6.69%,
                01/11/01(b)................       4,419,144
  6,365,414   Fleet National Bank, 6.85%,
                01/02/01(b)................       6,365,414
  7,615,149   Bayerische HypoVereinsbank,
                6.63%, 02/01/01(b).........       7,615,149
  2,076,859   Royal Bank of Nova Scotia,
                6.67%, 01/05/01(b).........       2,076,859
 12,326,581   Royal Bank of Nova Scotia,
                6.63%, 01/19/01(b).........      12,326,581
  3,461,432   Royal Bank of Scotland,
                6.56%, 01/02/01(b).........       3,461,432
  2,769,146   Royal Bank of Scotland,
                6.65%, 01/08/01(b).........       2,769,146
  2,769,146   Toronto Dominion Bank, 6.81%,
                01/03/01(b)................       2,769,146
  3,461,432   Toronto Dominion Bank, 6.72%,
                01/04/01(b)................       3,461,432
                                             --------------
              TOTAL TIME DEPOSIT (Cost
              $65,569,183).................      65,569,183
                                             --------------
              SHORT TERM CORPORATE NOTES -- 3.43%
  3,461,432   American Express Centurion
                Bank, Floating Rate,
                6.75%(+), 10/05/01(b)......       3,461,432
  6,000,000   Bank of America, Floating
                Rate, 6.67%(+),
                03/22/01(b)................       6,000,000
    200,000   Bear Stearns and Company,
                Inc., Floating Rate,
                6.95%(+), 04/20/01(b)......         200,000
  2,215,924   Branch Banking & Trust,
                Floating Rate, 6.66%(+),
                11/20/01(b)................       2,215,924
  1,920,663   First Union National Bank,
                Floating Rate, 6.67%(+),
                05/09/01(b)................       1,920,663
  9,500,000   JP Morgan Securities, Inc.,
                Floating Rate, 6.86%(+),
                04/03/01(b)................       9,500,000

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 2000

 PRINCIPAL                                       VALUE
 ---------                                   --------------
              SHORT TERM CORPORATE NOTES (CONTINUED)
$ 6,206,934   Morgan Stanley Dean Witter &
                Company, Floating Rate,
                6.85%(+), 04/04/01(b)......  $    6,206,934
 15,500,000   Prudential Securities, Inc.,
                Floating Rate, 7.03%(+),
                09/06/01(b)................      15,500,000
                                             --------------
              TOTAL SHORT TERM CORPORATE
              NOTES (Cost $45,004,953).....      45,004,953
                                             --------------
              TOTAL SECURITIES (Cost
              $1,169,243,609)..............   1,376,172,985
                                             --------------
              REPURCHASE AGREEMENTS -- 6.23%
    519,724   With Investors Bank & Trust,
                dated 12/29/00, 5.18%, due
                01/02/01, repurchase
                proceeds at maturity
                $520,023 (Collateralized by
                Freddie Mac Adjustable Rate
                Mortgage, 8.258%, due
                04/01/24, with a value of
                $545,757)..................         519,724
 17,211,886   With Investors Bank & Trust,
                dated 12/29/00, 5.10%, due
                01/02/01, repurchase
                proceeds at maturity,
                $17,221,639 (Collateralized
                by U.S. Treasury Notes,
                6.375%, due 08/15/02, with
                a value of $17,565,791)....      17,211,886
 17,335,992   With Investors Bank & Trust,
                dated 12/29/00, 5.10%, due
                01/02/01, repurchase
                proceeds at maturity,
                $17,345,815 (Collateralized
                by U.S. Treasury Notes,
                6.375%, due 08/15/02, with
                a value of $17,690,666)....      17,335,992
 21,811,291   With Investors Bank & Trust,
                dated 12/29/00, 5.10%, due
                01/02/01, repurchase
                proceeds at maturity
                $21,823,651 (Collateralized
                by U.S. Treasury Notes,
                6.375%, due 08/15/02, with
                a value of $22,248,614)....      21,811,291

 PRINCIPAL                                       VALUE
 ---------                                   --------------
              REPURCHASE AGREEMENTS (CONTINUED)
$24,882,643   With Investors Bank & Trust,
                dated 12/29/00, 5.18%, due
                01/02/01, repurchase
                proceeds at maturity
                $24,896,965 (Collateralized
                by Freddie Mac, 6.90%, due
                07/15/21, with a value of
                $10,094,366 and Aurora Loan
                Services, 7.319%, due
                05/25/30, with a value of
                $16,032,410)...............  $   24,882,643
                                             --------------
              TOTAL REPURCHASE AGREEMENTS
              (Cost $81,761,536)...........      81,761,536
                                             --------------
              Total Investments -- 111.16%
              (Cost $1,251,005,145)........   1,457,934,521
              Liabilities less other
              assets -- (11.16)%...........    (146,411,004)
                                             --------------
              NET ASSETS -- 100.00%........  $1,311,523,517
                                             ==============

The aggregate cost of securities for federal income tax purposes at December 31, 2000, is $1,177,109,296.

The following amount is based on cost for federal income tax purposes:

    Gross unrealized appreciation........  $ 343,859,716
    Gross unrealized depreciation........   (144,796,027)
                                           -------------
    Net unrealized appreciation..........  $ 199,063,689
                                           =============

---------------

(a)  All or part of this security is on loan.
(b)  Collateral for securities on loan.
(c)  Non-income producing security.
(+) This interest rate is subject to change monthly based on the London Interbank Offered Rate
     ("LIBOR"). The rate shown was in effect at December
     31, 2000.

                       See notes to financial statements.

                          AGGRESSIVE EQUITY PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2000

       SHARES                                               VALUE
       ------                                            ------------
                        COMMON STOCK -- 98.89%
                        COMMUNICATIONS EQUIPMENT -- 6.04%
         255,000        Polycom, Inc.(c)...............  $  8,207,813
         310,000        Powerwave Technologies,
                          Inc.(c)......................    18,135,000
                                                         ------------
                                                           26,342,813
                                                         ------------
                        COMPUTERS AND OFFICE EQUIPMENT -- 3.04%
         135,000        Network Appliance Corp.(c).....     8,665,312
         163,840        Sun Microsystems, Inc.(c)......     4,567,040
                                                         ------------
                                                           13,232,352
                                                         ------------
                        COMPUTER SOFTWARE AND SERVICES -- 13.46%
         240,000        Acxiom Corp.(c)................     9,345,000
          82,000        Ariba, Inc.(c).................     4,397,250
         110,000        Check Point Software
                          Technologies Ltd.(a)(c)......    14,691,875
         155,000        Extreme Networks, Inc.(c)......     6,064,375
         145,000        NVIDIA Corp.(a)(c).............     4,751,012
         220,000        Rational Software
                          Corp.(a)(c)..................     8,566,250
         160,000        Siebel Systems, Inc.(a)(c).....    10,820,000
                                                         ------------
                                                           58,635,762
                                                         ------------
                        CONSTRUCTION SERVICES AND SUPPLIES -- 6.80%
         245,000        Dycom Industries, Inc.(a)(c)...     8,804,687
         208,500        Insituform Technologies,
                          Inc. -- Class A(c)...........     8,313,937
         250,000        Shaw Group, Inc.(c)............    12,500,000
                                                         ------------
                                                           29,618,624
                                                         ------------
                        CONSUMER GOODS AND SERVICES -- 2.20%
         200,000        General Electric Company.......     9,587,500
                                                         ------------
                        ELECTRONICS -- 1.76%
         100,000        Sanmina Corp.(c)...............     7,662,500
                                                         ------------
                        FINANCIAL SERVICES -- 3.04%
         125,000        American Express Company.......     6,867,188
         125,000        Citigroup, Inc. ...............     6,382,813
                                                         ------------
                                                           13,250,001
                                                         ------------
                        FOOD AND BEVERAGE -- 2.02%
         220,000        Pepsi Bottling Group, Inc. ....     8,786,250
                                                         ------------
                        INSURANCE -- 1.93%
          85,500        American International Group...     8,427,094
                                                         ------------
                        MANUFACTURING -- 2.91%
         240,000        Corning, Inc. .................    12,675,000
                                                         ------------
                        MEDIA -- 1.25%
         240,000        Charter Communications, Inc. --
                          Class A(a)(c)................     5,445,000
                                                         ------------

       SHARES                                               VALUE
       ------                                            ------------
                        COMMON STOCK (CONTINUED)
                        MEDICAL AND OTHER HEALTH SERVICES -- 1.47%
          45,000        Quest Diagnostics, Inc.(c).....  $  6,390,000
                                                         ------------
                        MEDICAL EQUIPMENT AND SUPPLIES -- 4.19%
         100,000        Affymetrix, Inc.(a)(c).........     7,443,750
         125,000        Invitrogen Corp.(c)............    10,796,875
                                                         ------------
                                                           18,240,625
                                                         ------------
                        OIL AND GAS -- 2.12%
         165,000        Dynegy, Inc. ..................     9,250,313
                                                         ------------
                        PHARMACEUTICALS -- 19.59%
         450,000        IVAX Corp......................    17,235,000
         415,000        King Pharmaceuticals,
                          Inc.(c)......................    21,450,312
         120,000        MedImmune, Inc.(a)(c)..........     5,722,500
         200,000        Noven Pharmaceuticals,
                          Inc.(c)......................     7,475,000
         230,000        Pfizer, Inc. ..................    10,580,000
         310,000        Priority Healthcare Corp. --
                          Class B(c)...................    12,651,875
         140,000        Teva Pharmaceutical Industries,
                          Ltd.(ADR)....................    10,255,000
                                                         ------------
                                                           85,369,687
                                                         ------------
                        RETAIL: SUPERMARKET -- 2.38%
         170,000        Whole Foods Market,
                          Inc.(a)(c)...................    10,391,250
                                                         ------------
                        SCIENTIFIC EQUIPMENT -- 6.08%
         279,800        Varian, Inc.(c)................     9,478,225
         204,000        Waters Corp.(c)................    17,034,000
                                                         ------------
                                                           26,512,225
                                                         ------------
                        SEMICONDUCTORS -- 6.16%
         250,000        Amkor Technology, Inc.(a)(c)...     3,878,900
          32,000        Broadcom Corp. -- Class
                          A(a)(c)......................     2,688,000
         150,000        International Rectifier
                          Corp.(a)(c)..................     4,500,000
         205,000        QLogic Corp.(a)(c).............    15,785,000
                                                         ------------
                                                           26,851,900
                                                         ------------
                        TELECOMMUNICATIONS -- 3.26%
         120,000        Amdocs Limited(c)..............     7,950,000
         160,000        Western Wireless Corp. -- Class
                          A(c).........................     6,270,000
                                                         ------------
                                                           14,220,000
                                                         ------------
                        UTILITIES: ELECTRIC -- 4.55%
         440,000        Calpine Corp.(a)(c)............    19,827,500
                                                         ------------

                       See notes to financial statements.

                          AGGRESSIVE EQUITY PORTFOLIO

                               DECEMBER 31, 2000

       SHARES                                               VALUE
       ------                                            ------------
                        COMMON STOCK (CONTINUED)
                        UTILITIES: NATURAL GAS -- 4.64%
          55,000        Enron Corp.....................  $  4,571,875
         300,000        Kinder Morgan, Inc.(a).........    15,656,250
                                                         ------------
                                                           20,228,125
                                                         ------------
                        TOTAL COMMON STOCK (Cost
                        $347,884,128)..................   430,944,521
                                                         ------------
                        REGULATED INVESTMENT COMPANIES -- 1.94%
       3,130,804        Merrimac Cash Fund -- Premium
                          Class(b).....................     3,130,804
       5,306,432        Provident Tempcash Fund(b).....     5,306,432
                                                         ------------
                        TOTAL REGULATED INVESTMENT
                        COMPANIES (Cost $8,437,236)....     8,437,236
                                                         ------------
   PRINCIPAL
   ---------
                        TIME DEPOSITS -- 10.90%
     $ 5,306,440        American Express Centurion
                          Bank, 6.69%, 01/09/01(b).....     5,306,440
       7,768,279        American Express Centurion
                          Bank, 6.63%, 01/18/01(b).....     7,768,279
       5,573,423        Bank of America, 6.64%,
                          01/16/01(b)..................     5,573,423
       1,061,287        Bank of Montreal, 6.56%,
                          01/05/01(b)..................     1,061,287
       1,591,928        Bank of Nova Scotia, 6.67%,
                          01/05/01(b)..................     1,591,928
       5,990,299        Bank of Nova Scotia, 6.63%,
                          01/19/01(b)..................     5,990,299
       5,837,079        Bayerische HypoVereinsbank,
                          6.63%, 02/01/01(b)...........     5,837,079
       3,372,572        BNP Paribas, 6.69%,
                          01/11/01(b)..................     3,372,572
       1,441,804        Fleet National Bank, 6.85%,
                          01/02/01(b)..................     1,441,804
       2,653,219        Royal Bank of Scotland, 6.56%,
                          01/02/01(b)..................     2,653,219
       2,122,574        Royal Bank of Scotland, 6.65%,
                          01/08/01(b)..................     2,122,574
       2,122,574        Toronto Dominion Bank, 6.81%,
                          01/03/01(b)..................     2,122,574
       2,653,217        Toronto Dominion Bank, 6.72%,
                          01/04/01(b)..................     2,653,217
                                                         ------------
                        TOTAL TIME DEPOSITS (Cost
                        $47,494,695)...................    47,494,695
                                                         ------------
                        SHORT TERM CORPORATE NOTES -- 8.55%
       2,153,219        American Express Centurion
                          Bank, Floating Rate,
                          6.75%(+), 10/05/01(b)........     2,153,219
      17,500,000        Bank of America, Floating Rate,
                          6.67%(+), 03/22/01(b)........    17,500,000

      PRINCIPAL                                             VALUE
      ---------                                          ------------
                        SHORT TERM CORPORATE NOTES (CONTINUED)
     $ 7,000,000        Bear Stearns & Company, Inc.,
                          Floating Rate, 6.95%(+),
                          04/20/01(b)..................  $  7,000,000
       3,382,800        Branch Banking & Trust,
                          Floating Rate, 6.66%(+),
                          11/20/01(b)..................     3,382,800
         466,216        First Union National Bank,
                          Floating Rate, 6.67%(+),
                          05/09/01(b)..................       466,216
         931,365        JP Morgan Securities, Inc.,
                          Floating Rate, 6.86%(+),
                          04/03/01(b)..................       931,365
         827,727        Morgan Stanley Dean Witter &
                          Company, Floating Rate,
                          6.85%(+), 04/04/01(b)........       827,727
       5,000,000        Prudential Securities, Inc.,
                          Floating Rate, 7.03%(+),
                          09/06/01(b)..................     5,000,000
                                                         ------------
                        TOTAL SHORT TERM CORPORATE
                        NOTES (Cost $37,261,327).......    37,261,327
                                                         ------------
                        TOTAL SECURITIES (Cost
                        $441,077,386)..................   524,137,779
                                                         ------------
                        REPURCHASE AGREEMENT -- 2.06%
       8,981,704        With Investors Bank & Trust,
                          dated 12/29/00, 5.18%, due
                          01/02/01, repurchase proceeds
                          at maturity $8,986,873
                          (Collateralized by Fannie Mae
                          Adjustable Rate Mortgage,
                          5.979%, due 09/01/29, with a
                          value of $9,431,409) (Cost
                          $8,981,704)..................     8,981,704
                                                         ------------
                        Total Investments -- 122.34%
                        (Cost $450,059,090)............   533,119,483
                        Liabilities less other
                        assets -- (22.34%).............   (97,358,868)
                                                         ------------
                        NET ASSETS -- 100.00%..........  $435,760,615
                                                         ============

The aggregate cost of securities for federal income tax purposes at December 31, 2000 is $441,570,760.

The following amount is based on cost for federal income tax purposes:

    Gross unrealized appreciation.........  $115,065,389
    Gross unrealized depreciation.........   (32,498,370)
                                            ------------
    Net unrealized appreciation...........  $ 82,567,019
                                            ============

---------------

(a)  All or part of this security is on loan.
(b)  Collateral for securities on loan.
(c)  Non-income producing security.
(+) This interest rate is subject to change monthly based on the London Interbank Offered Rate
     ("LIBOR"). The rate shown was in effect at December
     31, 2000.

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2000

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES -- 78.58%
              APPAREL -- 0.69%
$ 1,000,000   William Carter -- Series A,
                10.375%, 12/01/06............  $    970,000
                                               ------------
              AUTOMOTIVE PARTS AND EQUIPMENT -- 0.39%
    600,000   Lear Corp., 8.11%, 05/15/09....       545,331
                                               ------------
              AUTOMOTIVE RENTAL -- 0.62%
    175,000   Budget Group, Inc., 9.125%,
                04/01/06.....................        47,250
  1,000,000   Universal Compression, Inc.,
                9.875%, 02/15/08.............       820,000
                                               ------------
                                                    867,250
                                               ------------
              BROADCASTING -- 4.72%
    650,000   Acme Television, 10.875%,
                09/30/04.....................       562,250
  2,400,000   Echostar DBS Corp., 9.25%,
                02/01/06.....................     2,322,000
  2,100,000   Sinclair Broadcast Group,
                10.00%, 09/30/05.............     2,037,000
  2,750,000   Spectrasite Holdings, Inc.,
                11.25%, 04/15/09.............     1,498,750
    250,000   Spectrasite Holdings, Inc.,
                6.75%, 11/15/10..............       192,187
                                               ------------
                                                  6,612,187
                                               ------------
              CHEMICALS -- 2.55%
  2,000,000   Avecia Group, PLC, 11.00%,
                07/01/09.....................     1,975,000
  1,000,000   Hercules, Inc. -- 144A,
                11.125%, 11/15/07............     1,000,000
  1,000,000   Huntsman Corp. -- 144A, 9.50%,
                07/01/07.....................       600,000
                                               ------------
                                                  3,575,000
                                               ------------
              COMMERCIAL SERVICES -- 0.97%
  1,425,000   Pierce Leahy Command Company,
                8.125%, 05/15/08.............     1,353,750
                                               ------------
              COMPUTER SOFTWARE AND SERVICES -- 1.89%
    700,000   Covad Communications Group,
                12.00%, 02/15/10.............       161,000
  1,100,000   Covad Communications
                Group -- Series B, 13.50%,
                03/15/08.....................       132,000
    600,000   Exodus Communications, Inc.,
                10.75%, 12/15/09.............       516,000
  1,400,000   Exodus Communications, Inc.,
                11.625%, 07/15/10............     1,246,000

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              COMPUTER SOFTWARE AND SERVICES (CONTINUED)
$   625,000   Globix Corp., 12.50%,
                02/01/10.....................  $    231,250
  1,400,000   Psinet, Inc., 10.50%,
                12/01/06.....................       364,000
                                               ------------
                                                  2,650,250
                                               ------------
              CONSTRUCTION -- 1.07%
  1,700,000   Nortek, Inc., 8.875%,
                08/01/08.....................     1,504,500
                                               ------------
              CONSUMER GOODS AND SERVICES -- 1.01%
  1,000,000   Polaroid Corp., 6.75%,
                01/15/02.....................       740,000
     75,000   Polaroid Corp., 11.50%,
                02/15/06.....................        41,250
    400,000   Resolution Performance -- 144A,
                13.50%, 11/15/10.............       410,000
    250,000   Riverwood International,
                10.875%, 04/01/08............       225,000
                                               ------------
                                                  1,416,250
                                               ------------
              ENVIRONMENTAL MANAGEMENT SERVICES -- 1.67%
  1,250,000   Allied Waste North America
                Industries, Inc., 7.875%,
                01/01/09.....................     1,159,375
  1,250,000   Allied Waste North America
                Industries, Inc., 10.00%,
                08/01/09.....................     1,178,125
                                               ------------
                                                  2,337,500
                                               ------------
              FINANCE -- 0.85%
  1,500,000   Williams Scotsman, Inc.,
                9.875%, 06/01/07.............     1,185,000
                                               ------------
              FOOD AND BEVERAGE -- 1.38%
  2,000,000   Del Monte Foods Company --
                Series B, 12.50%, 12/15/07...     1,520,000
    500,000   Premier International Foods,
                12.00%, 09/01/09.............       410,000
                                               ------------
                                                  1,930,000
                                               ------------
              INDUSTRIAL -- 2.11%
  2,000,000   Muzak LLC, 9.875%, 03/15/09....     1,750,000
  1,195,000   P&L Coal Holdings Corp.,
                8.875%, 05/15/08.............     1,203,963
                                               ------------
                                                  2,953,963
                                               ------------
              LEISURE AND RECREATION -- 9.25%
  1,150,000   Anchor Gaming, 9.875%,
                10/15/08.....................     1,181,625
  1,500,000   Hollywood Casino Shreveport,
                13.00%, 08/01/06.............     1,597,500
    650,000   Mandalay Resort Group, 10.25%,
                08/01/07.....................       641,875

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                               DECEMBER 31, 2000

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              LEISURE AND RECREATION (CONTINUED)
$   300,000   Mandalay Resort Group, 9.50%,
                08/01/08.....................  $    297,000
  1,400,000   MGM Grand, Inc., 9.75%,
                06/01/07.....................     1,463,000
  1,000,000   MGM Mirage, Inc., 8.50%,
                09/15/10.....................     1,029,194
  1,800,000   Park Place Entertainment Corp.,
                7.875%, 12/15/05.............     1,764,000
    500,000   Park Place Entertainment Corp.,
                8.875%, 09/15/08.............       505,000
  1,300,000   Premier Parks, Inc., 9.75%,
                06/15/07.....................     1,261,000
  1,200,000   Six Flags Entertainment,
                8.875%, 04/01/06.............     1,129,500
  2,099,000   Waterford Gaming LLC -- 144A,
                9.50%, 03/15/10..............     2,078,010
                                               ------------
                                                 12,947,704
                                               ------------
              MACHINERY -- 1.33%
    700,000   Flowserve Corp., 12.25%,
                08/15/10.....................       696,500
  2,000,000   National Equipment Services,
                10.00%, 11/30/04.............     1,160,000
                                               ------------
                                                  1,856,500
                                               ------------
              MANUFACTURING -- 1.91%
    700,000   Fedders North America, 9.375%,
                08/15/07.....................       602,000
  1,700,000   Tekni-Plex, Inc. -- Series B,
                12.75%, 06/15/10.............     1,360,000
  1,000,000   WCI Steel, Inc., Series B,
                10.00%, 12/01/04.............       710,000
                                               ------------
                                                  2,672,000
                                               ------------
              MEDIA -- 3.71%
  1,500,000   Charter Communication Holdings,
                LLC, 8.625%, 04/01/09........     1,361,250
    500,000   Granite Broadcasting Corp.,
                10.375%, 05/15/05............       317,500
  1,500,000   Granite Broadcasting Corp.,
                8.875%, 05/15/08.............       915,000
  1,000,000   Pegasus Communications
                Corp. -- Series B, 9.625%,
                10/15/05.....................       930,000
    250,000   Pegasus Communications Corp.,
                9.75%, 12/01/06..............       232,500
    800,000   Telemundo Holdings, Inc. --
                Series B, 11.50%, 08/15/08...       540,000

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              MEDIA (CONTINUED)
$   150,000   Telewest Communications PLC,
                9.625%, 10/01/06.............  $    129,000
    500,000   Telewest Communications PLC,
                11.00%, 10/01/07.............       445,000
    500,000   United Pan-Europe
                Communications -- Series B,
                11.25%, 02/01/10.............       322,500
                                               ------------
                                                  5,192,750
                                               ------------
              MEDICAL AND OTHER HEALTH SERVICES -- 2.58%
  1,000,000   Healthcare Company, 8.75%,
                09/01/10.....................     1,055,962
  2,500,000   Tenet Healthcare Corp., 8.625%,
                01/15/07.....................     2,559,375
                                               ------------
                                                  3,615,337
                                               ------------
              MEDICAL EQUIPMENT AND SUPPLIES -- 0.07%
    100,000   Fresenius Medical Care Capital
                Trust (Preferred), 9.00%,
                12/01/06.....................        96,000
                                               ------------
              OIL AND GAS -- 5.38%
  1,775,000   Chesapeake Energy Corp.,
                9.625%, 05/01/05.............     1,826,031
  1,325,000   Nuevo Energy Company, 9.50%,
                06/01/08.....................     1,338,250
    600,000   Parker Drilling Corp., 9.75%,
                11/15/06.....................       603,000
  2,375,000   Plains Resources, Inc., 10.25%,
                03/15/06.....................     2,375,000
  1,325,000   Pride International, Inc.,
                10.00%, 06/01/09.............     1,391,250
                                               ------------
                                                  7,533,531
                                               ------------
              RESTAURANTS -- 1.43%
  2,000,000   Sbarro, Inc., 11.00%,
                09/15/09.....................     2,002,500
                                               ------------
              RETAIL -- 1.01%
  1,500,000   Pantry, Inc., 10.25%,
                10/15/07.....................     1,410,000
                                               ------------
              SCIENTIFIC EQUIPMENT -- 2.05%
  1,000,000   Fisher Scientific
                International -- 144A, 9.00%,
                02/01/08.....................       927,500
  2,100,000   Fisher Scientific
                International, 9.00%,
                02/01/08.....................     1,947,750
                                               ------------
                                                  2,875,250
                                               ------------
              SPECIAL PURPOSE ENTITY -- 4.36%
  2,300,000   Caithness Coso Funding Corp.,
                9.05%, 12/15/09..............     2,254,000
  1,000,000   ONO Finance PLC, 13.00%,
                05/01/09.....................       730,000

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                               DECEMBER 31, 2000

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              SPECIAL PURPOSE ENTITY (CONTINUED)
$ 2,700,000   RBF Finance Company, 11.375%,
                03/15/09.....................  $  3,118,500
                                               ------------
                                                  6,102,500
                                               ------------
              TELECOMMUNICATIONS -- 20.83%
  1,100,000   Alamosa PCS Holdings, Inc.,
                12.875%, 02/15/10............       511,500
  1,500,000   Allegiance Telecommunications,
                Inc. -- Series B, 11.75%,
                02/15/08.....................       937,500
  2,000,000   Colt Telecommunication Group
                PLC, 12.00%, 12/15/06........     1,810,000
  1,000,000   Dobson Communications Corp.,
                10.875%, 07/01/10............       985,000
    250,000   Echostar Broadband Corp.,
                10.375%, 10/01/07............       245,625
    325,000   Flag Telecommunications
                Holding, Ltd., 11.625%,
                03/30/10.....................       253,500
  2,400,000   Global Crossing Holding, LTD.,
                9.625%, 05/15/08.............     2,256,000
  2,250,000   Insight Midwest -- 144A,
                10.50%, 11/01/10.............     2,334,375
  2,475,000   Intermedia Communications,
                Inc., 9.50%, 03/01/09........     1,732,500
  1,000,000   IPCS, Inc. -- 144A, 14.00%,
                07/15/10.....................       400,000
  1,000,000   Jazztel, PLC, 14.00%,
                04/01/09.....................       655,000
    850,000   Level 3 Communications, Inc.,
                9.125%, 05/01/08.............       686,375
    925,000   Level 3 Communications, Inc.,
                11.00%, 03/15/08.............       814,000
    500,000   Level 3 Communications, Inc.,
                11.25%, 03/15/10.............       435,000
  2,000,000   Nextel Communications, 9.375%,
                11/15/09.....................     1,865,000
  2,000,000   Nextel Partners, Inc. -- 144A,
                11.00%, 03/15/10.............     1,915,000
    250,000   Nextlink Communications,
                9.625%, 10/01/07.............       200,000
  2,350,000   Nextlink Communications,
                10.50%, 12/01/09.............     1,880,000
  1,575,000   NTL Communications Corp.,
                11.875%, 10/01/10............     1,401,750
    425,000   NTL, Inc. -- Series B, 11.50%,
                02/01/06.....................       369,750
    500,000   NTL, Inc. -- 144A, 5.75%,
                12/15/09.....................       240,625

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              TELECOMMUNICATIONS (CONTINUED)
$ 1,675,000   Rural Cellular Corp., 9.625%,
                05/15/08.....................  $  1,541,000
    250,000   SBA Communications Corp.,
                12.00%, 03/01/08.............       193,750
  2,000,000   Telecorp PCS, Inc., 10.625%,
                07/15/10.....................     2,030,000
     80,000   Teligent, Inc., 11.50%,
                12/01/07.....................        10,400
    500,000   Teligent, Inc. -- Series B,
                11.50%, 03/01/08.............        40,000
  1,250,000   Ubiquitel Operating Company,
                14.00%, 04/15/10.............       500,000
  2,000,000   VersaTel Telcom International,
                11.875%, 07/15/09............     1,200,000
  1,000,000   Viatel, Inc., 11.50%,
                03/15/09.....................       300,000
  1,000,000   Viatel, Inc., 11.50%,
                03/15/09.....................       305,000
  1,500,000   Worldwide Fibers, Inc., 12.00%,
                08/01/09.....................     1,117,500
                                               ------------
                                                 29,166,150
                                               ------------
              TRANSPORTATION -- 0.26%
    350,000   Kansas City Southern
                Industries, Inc., 9.50%,
                10/01/08.....................       358,750
                                               ------------
              UTILITIES: ELECTRIC -- 4.49%
  2,200,000   AES Corp., 10.25%, 07/15/06....     2,268,750
    500,000   AES Corp., 9.375%, 09/15/10....       511,250
  2,000,000   Calpine Corp., 8.625%,
                08/15/10.....................     1,936,994
  1,500,000   CMS Energy Corp., 9.875%,
                10/15/07.....................     1,562,600
                                               ------------
                                                  6,279,594
                                               ------------
              TOTAL CORPORATE BONDS AND NOTES
              (Cost $119,981,157)............   110,009,547
                                               ------------
  SHARES
  ------
              PREFERRED STOCK -- 0.87%
      1,725   Global Crossing Ltd., 6.75%....       254,869
      1,000   Nextel Communications, Inc,
                13.00%.......................       965,000
                                               ------------
              TOTAL PREFERRED STOCK (Cost
              $1,438,709)....................     1,219,869
                                               ------------
              WARRANTS -- 0.01%
        250   Ubiquitel, Inc., 144A, Expires
                04/15/10(a) (Cost $3)........         7,500
                                               ------------
              TOTAL SECURITIES (Cost
              $121,419,869)..................   111,236,916
                                               ------------

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                               DECEMBER 31, 2000

 PRINCIPAL                                        VALUE
-----------                                    ------------
              REPURCHASE AGREEMENTS -- 18.52%
$   928,655   With Investors Bank & Trust,
                dated 12/29/00, 5.18%, due
                01/02/01, repurchase proceeds
                at maturity $929,190
                (Collateralized by Fannie Mae
                Adjustable Rate Mortgage,
                8.134%, due 06/01/23, with a
                value of $975,139)...........       928,655
 25,000,000   With Investors Bank & Trust,
                dated 12/29/00, 5.18%, due
                01/02/01, repurchase proceeds
                at maturity $25,014,389
                (Collateralized by Freddie
                Mac, 4.96%, due 12/15/08,
                with a value of $8,222,780
                and Wells Fargo Mortgage
                Backed Securities, 7.75%, due
                09/25/30, with a value of
                $18,027,220).................    25,000,000
                                               ------------
              TOTAL REPURCHASE AGREEMENTS
              (Cost $25,928,655).............    25,928,655
                                               ------------
              Total Investments -- 97.98%
              (Cost $147,348,524)............   137,165,571
              Other assets less
              liabilities -- 2.02%...........     2,821,022
                                               ------------
              NET ASSETS -- 100.00%..........  $139,986,593
                                               ============

The aggregate cost of securities for federal income tax purposes at December 31, 2000, is $121,555,107.

The following amount is based on cost for federal income tax purposes:

    Gross unrealized appreciation.........  $  1,850,166
    Gross unrealized depreciation.........   (12,168,357)
                                            ------------
    Net unrealized depreciation...........  $(10,318,191)
                                            ============

---------------
(a) Non-income producing security.

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2000

       SHARES                                         VALUE       COUNTRY
       ------                                      ------------   -------
                        COMMON STOCKS -- 92.07%
                        AEROSPACE -- 0.21%
         236,380        Bae Systems PLC..........  $  1,348,855      UK
                                                   ------------
                        AIRLINES -- 0.35%
          43,000        KLM -- Konin Luchtvaart
                         MIJ N.V. ...............       989,077     NET
         133,000        Singapore Airlines,
                         Ltd. ...................     1,319,240     SIN
                                                   ------------
                                                      2,308,317
                                                   ------------
                        AUTOMOBILES -- 3.23%
          96,200        Bayerische Motoren Werke
                         AG......................     3,152,070     GER
          63,800        DaimlerChrysler AG(a)....     2,679,855     GER
          57,700        Fiat SpA.................       969,672     ITA
         190,900        GKN PLC..................     2,016,133      UK
          56,000        Honda Motor Company,
                         Ltd. ...................     2,088,968     JPN
         612,000        Mitsubishi Motors
                         Corp.(c)................     1,768,496     JPN
         893,000        Nissan Motor Company,
                         Ltd.(c).................     5,145,287     JPN
          10,100        Peugeot SA...............     2,297,575     FRA
          20,444        Valeo SA.................       912,857     FRA
                                                   ------------
                                                     21,030,913
                                                   ------------
                        AUTOMOTIVE PARTS AND EQUIPMENT -- 0.37%
          58,000        Magna International,
                         Inc. -- Class A.........     2,428,883     CDA
                                                   ------------
                        BANKS -- 9.47%
         116,955        ABN AMRO Holding N.V. ...     2,659,428     NET
         301,640        Allied Irish Banks
                         PLC(c)..................     3,511,602     IRE
          16,000        Allied Irish Banks
                         PLC(c)..................       185,517     IRE
         446,490        Australia & New Zealand
                         Bank Group, Ltd. .......     3,567,544     AUS
         192,600        Banco Bilbao Vizcaya SA..     2,866,023     SPA
          67,800        Bank of Nova Scotia......     1,950,030     CDA
         208,050        ForeningsSparbanken --
                         Class A.................     3,186,161     SWE
           3,618        Holderbank Financial
                         Glaris -- Class B.......     4,353,661     SWI
          53,352        ING Groep N.V. ..........     4,261,603     NET
         932,500        Keppel Capital Holdings,
                         Ltd.....................     1,233,280     SIN
       1,486,323        Lloyds TSB Group PLC.....    15,719,501      UK
         118,359        Royal Bank of Scotland
                         Group PLC...............     2,797,048      UK
         185,000        Svenska Handelsbanken
                         AB -- Class A...........     3,166,479     SWE
         592,000        The Sanwa Bank, Ltd.(a)..     4,152,288     JPN

       SHARES                                         VALUE       COUNTRY
       ------                                      ------------   -------
                        COMMON STOCKS (CONTINUED)
                        BANKS (CONTINUED)
          59,000        Toronto Dominion Bank....  $  1,711,000     CDA
         345,000        Toyo Trust & Banking
                         Company, Ltd.(a)........     1,087,578     JPN
       1,429,919        Turkiye Is Bankasi
                         (Isbank) (GDR)..........     2,216,374     TUR
          82,000        United Overseas Bank.....       614,754     SIN
         320,330        Westpac Banking Corp. ...     2,348,403     AUS
                                                   ------------
                                                     61,588,274
                                                   ------------
                        CHEMICALS -- 1.36%
         162,000        Laporte PLC..............     1,664,923      UK
             300        Norsk Hydro ASA (ADR)....        12,619     NOR
          84,500        Norsk Hydro ASA..........     3,574,130     NOR
          47,000        Shin-Etsu Chemical
                         Company, Ltd. ..........     1,810,858     JPN
          32,064        Syngenta AG..............     1,719,421     SWI
           4,978        Syngenta AG (ADR)(a).....        54,449     SWI
                                                   ------------
                                                      8,836,400
                                                   ------------
                        COMMUNICATION EQUIPMENT -- 3.43%
         109,042        Datacraft Asia, Ltd. ....       514,677     SIN
          67,000        Mitel Corp. .............       540,188     CDA
         476,500        Nokia Oyj................    21,249,613     FIN
                                                   ------------
                                                     22,304,478
                                                   ------------
                        COMPUTER EQUIPMENT -- 0.29%
          48,000        Creative Technology,
                         Ltd. ...................       534,000     SIN
          28,600        Nidec Corp.(a)...........     1,352,365     JPN
                                                   ------------
                                                      1,886,365
                                                   ------------
                        COMPUTER SOFTWARE AND SERVICES -- 0.83%
          23,000        Autonomy Corp. PLC.......       656,227      UK
          29,700        Fuji Soft ABC, Inc. .....     1,916,716     JPN
           7,000        Fujitsu Support and
                         Service, Inc. ..........       472,592     JPN
          28,500        Intershop Communications
                         AG(a)(c)................       894,225     GER
         330,000        Sema Group PLC...........     1,452,990      UK
                                                   ------------
                                                      5,392,750
                                                   ------------
                        CONSTRUCTION -- 3.11%
         155,400        Bouygues SA(a)...........     7,039,527     FRA
         212,000        CRH PLC..................     3,944,896     IRE
          29,000        Rohm Company, Ltd. ......     5,510,508     JPN
         271,000        Sekisui House, Ltd. .....     2,479,813     JPN
         104,000        Tostem Corp. ............     1,292,262     JPN
                                                   ------------
                                                     20,267,006
                                                   ------------

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                               DECEMBER 31, 2000

       SHARES                                         VALUE       COUNTRY
       ------                                      ------------   -------
                        COMMON STOCKS (CONTINUED)
                        CONSUMER GOODS AND SERVICES -- 4.50%
          31,600        Christian Dior SA........  $  1,514,531     FRA
          70,000        Hagemeyer NV.............     1,560,832     NET
          76,000        Hennes & Mauritz.........     1,175,978     SWE
          10,500        Hoya Corp. ..............       772,329     JPN
         612,000        Li & Fung, Ltd. .........     1,114,146     HNG
         340,000        Nikon Corp. .............     3,638,170     JPN
          27,300        Nintendo Corp., Ltd. ....     4,300,585     JPN
          13,000        Sony Corp. (ADR)(a)......       906,750     JPN
         169,450        Sony Corp. ..............    11,722,026     JPN
         151,000        Swire Pacific, Ltd. --
                         Class A.................     1,088,952     HNG
          15,000        TDK Corp. ...............     1,460,595     JPN
                                                   ------------
                                                     29,254,894
                                                   ------------
                        ELECTRONICS -- 9.81%
          59,400        ASM Lithography Holding
                         N.V.(a)(c)..............     1,349,016     NET
         237,600        ASM Lithography Holding
                         N.V.(a)(c)..............     5,360,850     NET
          24,600        Epcos AG.................     2,136,348     GER
          31,000        FANUC, Ltd. .............     2,109,194     JPN
         105,000        Furukawa Electric
                         Company, Ltd. ..........     1,834,277     JPN
         231,000        Hitachi, Ltd. ...........     2,059,180     JPN
          31,000        Hirose Electric Company,
                         Ltd. ...................     2,985,988     JPN
       1,896,000        Johnson Electric
                         Holdings, Ltd. .........     2,904,862     HNG
          10,990        Keyence Corp. ...........     2,694,570     JPN
          26,300        Mabuchi Motor Company,
                         Ltd. ...................     2,680,664     JPN
          49,000        Murata Manufacturing
                         Company, Ltd. ..........     5,749,562     JPN
         591,000        NEC Corp. ...............    10,816,009     JPN
          74,000        Nichicon Corp. ..........     1,023,820     JPN
          77,000        Koninkliske (Royal)
                         Philips Electronics
                         NV......................     2,820,803     NET
         147,799        Samsung Electronics
                         (GDR)(a)................     9,990,769     KOR
         114,900        STMicroelectronics
                         N.V.(a).................     4,919,156     NET
          72,000        Taiyo Yuden Company,
                         Ltd. ...................     2,408,407     JPN
                                                   ------------
                                                     63,843,475
                                                   ------------

       SHARES                                         VALUE       COUNTRY
       ------                                      ------------   -------
                        COMMON STOCKS (CONTINUED)
                        ENGINEERING -- 0.31%
          57,261        Chudenko Corp. ..........  $    744,593     JPN
         780,000        Singapore Technologies
                         Engineering, Ltd. ......     1,255,020     SIN
                                                   ------------
                                                      1,999,613
                                                   ------------
                        FINANCE -- 3.20%
          34,900        AIFUL Corp. .............     2,851,288     JPN
           2,284        CIE Financial
                         Richemont...............     6,109,936     SWI
         164,000        Daiwa Securities Group,
                         Inc.....................     1,713,242     JPN
           3,600        Fairfax Financial
                         Holdings, Ltd.(c).......       548,400     CDA
         368,000        Halifax PLC..............     3,647,395      UK
          48,000        Kokusai Securities
                         Company, Ltd.(a)........       390,893     JPN
          97,790        Lend Lease Corp.,
                         Ltd. ...................       909,594     AUS
             176        Mizuho Holdings, Inc. ...     1,091,138     JPN
          83,000        Nomura Securities Co.,
                         Ltd. ...................     1,493,560     JPN
          14,880        Orix Corp. ..............     1,493,211     JPN
         181,000        Shinko Securities
                         Company, Ltd. ..........       548,394     JPN
                                                   ------------
                                                     20,797,051
                                                   ------------
                        FOOD AND BEVERAGE -- 3.49%
          34,431        Cadbury Schweppes PLC....       238,135      UK
         540,000        Fosters Brewing Group,
                         Ltd. ...................     1,416,258     AUS
          28,000        Groupe Danone............     4,221,809     FRA
         101,675        Heineken N.V. ...........     6,152,222     NET
          30,000        Heineken N.V. -- Class
                         A.......................     1,267,443     NET
          40,956        Hellenic Bottling Company
                         S.A. ...................       653,621     GRE
          22,840        Hellenic Bottling Company
                         S.A. ...................       336,945     GRE
          23,500        LVMH Moet Hennessy Louis
                         Vuitton.................     1,555,434     FRA
           1,528        Nestle...................     3,564,238     SWI
         275,000        Tate & Lyle PLC..........     1,022,890      UK
         265,000        Unilever PLC.............     2,268,267      UK
                                                   ------------
                                                     22,697,262
                                                   ------------
                        INDUSTRIAL -- 1.83%
          53,322        Advantest Corp. .........     4,996,015     JPN
           9,200        Compagnie de Saint-
                         Gobain..................     1,445,037     FRA
          62,225        OneSteel, Ltd. ..........        32,848     AUS
             583        SGS Societe Generale de
                         Surveillance Holding
                         SA......................       845,450     SWI

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                               DECEMBER 31, 2000

       SHARES                                         VALUE       COUNTRY
       ------                                      ------------   -------
                        COMMON STOCKS (CONTINUED)
                        INDUSTRIAL (CONTINUED)
         569,000        Toray Industries,
                         Inc. ...................  $  2,142,456     JPN
          36,652        Vivendi Universal
                         SA(a)(c)................     2,412,185     FRA
                                                   ------------
                                                     11,873,991
                                                   ------------
                        INSURANCE -- 3.70%
         180,000        Assicurazioni Generali,
                         Ltd.(a).................     7,148,376     ITA
         715,000        Mitsui Marine and Fire
                         Insurance Company,
                         Ltd. ...................     4,100,954     JPN
         179,400        Prudential PLC...........     2,886,223      UK
         531,911        QBE Insurance Group,
                         Ltd. ...................     2,923,011     AUS
           2,422        Schweizerische
                         Rueckversicherungs-
                         Gesellschaft............     5,806,530     SWI
         210,000        Yasuda Fire and Marine
                         Insurance...............     1,211,826     JPN
                                                   ------------
                                                     24,076,920
                                                   ------------
                        INVESTMENT HOLDING COMPANY -- 0.86%
         447,800        Hutchison Whampoa........     5,583,215     HNG
                                                   ------------
                        LEISURE AND RECREATION -- 0.27%
          32,500        Accor SA.................     1,373,063     FRA
         153,200        Rank Group PLC...........       400,495      UK
                                                   ------------
                                                      1,773,558
                                                   ------------
                        MANUFACTURING -- 2.58%
          18,549        ABB, Ltd. ...............     1,977,379     SWI
         886,200        Invensys PLC.............     2,071,758      UK
         752,000        Mitsubishi Heavy
                         Industries, Ltd. .......     3,279,322     JPN
          48,500        Siemens AG(a)............     6,338,344     GER
          75,000        THK Company, Ltd.(a).....     1,602,450     JPN
          71,000        Ushio, Inc. .............     1,159,501     JPN
          19,500        Wartsila Oyj. -- Class
                         B.......................       360,658     FIN
                                                   ------------
                                                     16,789,412
                                                   ------------
                        MEDIA -- 3.73%
         430,000        Granada Media PLC........     2,729,941      UK
          17,100        Grupo Televisa (GDR).....       768,431     MEX
          84,233        News Corp., Ltd. ........       655,257     AUS
          29,750        News Corp., Ltd. (ADR)...       959,438     AUS
         276,406        Reuters Group PLC........     4,678,116      UK
             433        Reuters Group PLC (ADR)..        42,651      UK
         177,207        Singapore Press Holdings,
                         Ltd. ...................     2,616,160     SIN

       SHARES                                         VALUE       COUNTRY
       ------                                      ------------   -------
                        COMMON STOCKS (CONTINUED)
                        MEDIA (CONTINUED)
          92,000        Societe Television
                         Francaise...............  $  4,966,500     FRA
         111,000        Thomson Corp. ...........     4,241,920     CDA
          39,724        Thomson Corp. ...........     1,518,073     CDA
         103,500        United Pan -- Europe
                         Communications N.V.(c)..     1,057,221     NET
                                                   ------------
                                                     24,233,708
                                                   ------------
                        METALS AND MINING -- 2.05%
          68,200        Alcan Aluminum, Ltd. ....     2,331,594     CDA
          38,050        Broken Hill Proprietary
                         (ADR)...................       799,050     AUS
         522,802        Broken Hill
                         Proprietary.............     5,506,569     AUS
          43,663        Pechiney SA -- Class A...     1,995,945     FRA
         635,000        WMC, Ltd. ...............     2,701,671     AUS
                                                   ------------
                                                     13,334,829
                                                   ------------
                        OFFICE SUPPLIES -- 0.24%
          40,000        Societe BIC SA...........     1,573,132     FRA
                                                   ------------
                        OIL AND GAS -- 2.42%
       1,420,600        Eni Spa(a)...............     9,069,395     ITA
         409,400        Santos, Ltd. ............     1,369,443     AUS
         649,000        Shell Transport &
                         Trading.................     5,322,449      UK
                                                   ------------
                                                     15,761,287
                                                   ------------
                        PAPER AND FOREST PRODUCTS -- 0.57%
         189,000        Sumitomo Forestry........     1,332,261     JPN
          69,300        UPM-Kymmene..............     2,378,023     FIN
                                                   ------------
                                                      3,710,284
                                                   ------------
                        PHARMACEUTICALS -- 8.62%
          40,062        AstraZeneca PLC
                         (ADR)(a)................     2,063,193      UK
         163,100        AstraZeneca PLC..........     8,222,817      UK
         228,128        AstraZeneca PLC..........    11,363,444      UK
         193,000        Chugai Pharmaceutical
                         Company, Ltd.(a)........     3,211,038     JPN
           4,864        Novartis AG..............     8,599,430     SWI
             150        Roche Holding AG.........     1,528,234     SWI
          60,000        Sankyo Company, Ltd. ....     1,439,580     JPN
         143,280        Sanofi-Synthelabo SA.....     9,550,787     FRA
         256,000        Shionogi & Company,
                         Ltd. ...................     5,223,117     JPN

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                               DECEMBER 31, 2000

       SHARES                                         VALUE       COUNTRY
       ------                                      ------------   -------
                        COMMON STOCKS (CONTINUED)
                        PHARMACEUTICALS (CONTINUED)
          70,000        Glaxo Smithkline PLC.....  $  1,976,296      UK
          28,000        Takeda Chemical
                         Industries, Ltd. .......     1,657,443     JPN
          29,000        Yamanouchi Pharmaceutical
                         Company, Ltd. ..........     1,254,465     JPN
                                                   ------------
                                                     56,089,844
                                                   ------------
                        PUBLISHING -- 0.71%
          64,500        Pearson PLC..............     1,531,965      UK
          63,000        VNU NV...................     3,096,368     NET
                                                   ------------
                                                      4,628,333
                                                   ------------
                        REAL ESTATE -- 1.68%
         442,000        Cheung Kong Holdings,
                         Ltd. ...................     5,652,561     HNG
         304,000        Hong Kong Land Holdings,
                         Ltd. ...................       674,880     HNG
         168,000        Land Securities PLC......     2,114,330      UK
         134,000        Mitsui Fudosan...........     1,331,786     JPN
         235,000        Sumitomo Realty &
                         Development Company,
                         Ltd. ...................     1,183,225     JPN
                                                   ------------
                                                     10,956,782
                                                   ------------
                        RETAIL -- 2.18%
         412,095        Dixons Group PLC.........     1,378,911      UK
         237,000        Jusco Company, Ltd. .....     5,146,763     JPN
         117,300        Metro AG.................     5,484,315     GER
         179,814        Smiths Group PLC.........     2,170,337      UK
                                                   ------------
                                                     14,180,326
                                                   ------------
                        RUBBER PRODUCTS -- 0.23%
          40,500        Michelin (Compagnie
                         Generale des
                         Establissements) --
                         Class B.................     1,465,800     FRA
                                                   ------------
                        SEMICONDUCTORS -- 3.19%
          23,000        Aixtron AG...............     2,494,049     GER
         156,000        Arm Holdings PLC.........     1,179,142      UK
         126,500        ATI Technologies,
                         Inc. ...................       720,089     CDA
         154,800        Infineon Technologies
                         AG(a)(c)................     5,752,306     GER
          55,300        Infineon Technologies AG
                         (ADR)(a)(c).............     1,990,800     GER
         127,400        Tokyo Electron, Ltd. ....     7,005,879     JPN
          28,400        Tokyo Seimitsu Company,
                         Ltd. ...................     1,613,975     JPN
                                                   ------------
                                                     20,756,240
                                                   ------------

       SHARES                                         VALUE       COUNTRY
       ------                                      ------------   -------
                        COMMON STOCKS (CONTINUED)
                        TELECOMMUNICATIONS -- 11.82%
         768,800        Cable & Wireless HKT,
                         Ltd.(c).................  $  1,589,110     HNG
             173        DDI Corp. ...............       834,702     JPN
          68,000        Deutsche Telekom AG......     2,049,316     GER
         207,800        Ericsson AB -- Class B...     2,367,486     SWE
         251,600        Ericsson (LM) Telephone
                         Company (ADR)(a)........     2,814,775     SWE
           7,000        Korea Telecom Corp.
                         (ADR)(a)................       217,000     KOR
             215        Nippon Telegraph and
                         Telephone Corp. ........     1,549,430     JPN
          14,900        Nokia Corp. (ADR)........       648,150     FIN
          33,300        Nortel Networks
                         Corp.(a)................     1,067,681     CDA
             574        NTT DoCoMo, Inc. ........     9,901,749     JPN
       1,380,100        Olivetti SPA(a)..........     3,297,611     ITA
               4        Pacific Century
                         Cyberworks, Ltd. .......             3     HNG
         211,000        Portugal Telecom SA......     1,929,468     POR
          11,000        Societe Europeenne des
                         Satellites -- Class A
                         (FDR)...................     1,611,062     LUX
          11,502        Swisscom AG..............     2,991,730     SWI
          40,500        Telecel-Comunicacoes
                         Pessoais, SA............       441,069     POR
         179,000        Telecom Italia
                         Mobile(a)...............     1,428,456     ITA
         235,000        Telecom Italia Spa.......     1,412,021     ITA
         102,555        Telecom Italia Spa(a)....     1,134,217     ITA
         121,261        Telefonica SA............     2,003,680     SPA
          27,675        Telefonica SA
                         (ADR)(a)(c).............     1,383,750     SPA
         180,500        Telefonos De Mexico
                         (ADR)(a)................     8,145,063     MEX
       7,355,778        Vodafone Group PLC.......    26,975,845      UK
          31,000        Vodafone AirTouch PLC
                         (ADR)(a)................     1,110,188      UK
                                                   ------------
                                                     76,903,562
                                                   ------------
                        TIRE AND RUBBER -- 0.02%
          13,000        Bridgestone Corp. .......       118,388     JPN
                                                   ------------
                        TRANSPORTATION -- 1.31%
         366,400        Bombardier Inc., Class
                         B(c)....................     5,647,213     CDA
         102,100        Bombardier Inc., Class
                         B(c)....................     1,575,743     CDA
         236,000        Tokyu Corp. .............     1,272,984     JPN
                                                   ------------
                                                      8,495,940
                                                   ------------

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                               DECEMBER 31, 2000

       SHARES                                         VALUE       COUNTRY
       ------                                      ------------   -------
                        COMMON STOCKS (CONTINUED)
                        UTILITIES:
                         ELECTRIC -- 0.10%
          69,100        PowerGen PLC.............  $    652,359      UK
                                                   ------------
                        TOTAL COMMON STOCK
                        (Cost $557,640,762)......   598,942,446
                                                   ------------
                        REGULATED INVESTMENT COMPANIES -- 1.08%
       2,610,571        Merrimac Cash Fund --
                         Premium Class(b)........     2,610,571     USA
       4,424,696        Provident Tempcash
                         Fund(b).................     4,424,696     USA
                                                   ------------
                        TOTAL REGULATED
                        INVESTMENT COMPANIES
                        (Cost $7,035,267)........     7,035,267
                                                   ------------
   PRINCIPAL
   ---------
                        NON-CONVERTIBLE BONDS -- 0.20%
     $   131,153        Sekisui House, 2.50%,
                         01/31/02................       141,436     JPN
       1,206,610        Sanwa International
                         Financial Trust, 1.25%,
                         08/01/05................     1,173,428     JPN
                                                   ------------
                        TOTAL NON-CONVERTIBLE
                        BONDS
                        (Cost $1,507,645)........     1,314,864
                                                   ------------
                        TIME DEPOSITS -- 5.41%
       4,424,694        American Express
                         Centurion Bank, 6.69%,
                         01/09/01(b).............     4,424,694     USA
       1,528,904        American Express
                         Centurion Bank, 6.63%,
                         01/18/01(b).............     1,528,904     USA
       1,843,387        Bank of America, 6.64%,
                         01/16/01(b).............     1,843,387     USA
         884,939        Bank of Montreal, 6.56%,
                         01/05/01(b).............       884,939     USA
       1,327,409        Bank of Nova Scotia,
                         6.67%, 01/05/01(b)......     1,327,409     USA
      10,329,513        Bank of Nova Scotia,
                         6.63%, 01/19/01(b)......    10,329,513     USA
       4,867,162        Bayerische
                         HypoVereinsbank, 6.63%,
                         02/01/01(b).............     4,867,162     USA
       1,169,878        BNP Paribas, 6.69%,
                         01/11/01(b).............     1,169,878     USA

      PRINCIPAL                                       VALUE       COUNTRY
      ---------                                    ------------   -------
     $   850,564        Fleet National Bank,
                         6.85%, 01/02/01(b)......  $    850,564     USA
       2,212,348        Royal Bank of Scotland,
                         6.56%, 01/02/01(b)......     2,212,348     USA
       1,769,878        Royal Bank of Scotland,
                         6.65%, 01/08/01(b)......     1,769,878     USA
       1,769,878        Toronto Dominion Bank,
                         6.81%, 01/03/01(b)......     1,769,878     USA
       2,212,348        Toronto Dominion Bank,
                         6.72%, 01/04/01(b)......     2,212,348     USA
                                                   ------------
                        TOTAL TIME DEPOSITS (Cost
                        $35,190,902).............    35,190,902
                                                   ------------
                        SHORT TERM CORPORATE NOTES -- 5.46%
       2,212,349        American Express
                         Centurion Bank, Floating
                         Rate, 6.75%(+),
                         10/05/01(b).............     2,212,349     USA
       4,000,000        Bank of America, Floating
                         Rate, 6.67%(+),
                         03/22/01(b).............     4,000,000     USA
       5,117,300        Bear Stearns & Company,
                         Inc., Floating Rate,
                         6.95%(+), 04/20/01(b)...     5,117,300     USA
       4,712,348        Branch Banking & Trust,
                         Floating Rate, 6.66%(+),
                         11/20/01(b).............     4,712,348     USA
       1,338,447        First Union National
                         Bank, Floating Rate,
                         6.67%(+), 05/09/01(b)...     1,338,447     USA
      13,101,284        JP Morgan Securities,
                         Inc., Floating Rate,
                         6.86%(+), 04/03/01(b)...    13,101,284     USA
       5,000,000        Prudential Securities,
                         Inc., Floating Rate,
                         7.03%(+), 09/06/01(b)...     5,000,000     USA
                                                   ------------
                        TOTAL SHORT TERM
                        CORPORATE NOTES (Cost
                        $35,481,728).............    35,481,728
                                                   ------------
                        TOTAL SECURITIES (Cost
                        $636,856,304)............   677,965,207
                                                   ------------

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                               DECEMBER 31, 2000

      PRINCIPAL                                       VALUE       COUNTRY
      ---------                                    ------------   -------
                        REPURCHASE AGREEMENTS -- 6.49%
     $17,246,790        With Investors Bank &
                         Trust, dated 12/29/00,
                         5.18%, due 01/02/01,
                         repurchase proceeds at
                         maturity $17,256,717
                         (Collateralized by
                         Fannie Mae Adjustable
                         Rate Mortgage, 8.306%,
                         due 11/01/23, with a
                         value of $4,860,110 and
                         Government National
                         Mortgage Association
                         Adjustable Rate
                         Mortgage, 7.375%, due
                         04/20/22, with a value
                         of $13,249,191).........  $ 17,246,790     USA
      25,000,000        With Investors Bank and
                         Trust, dated 12/29/00,
                         5.18%, due 01/02/01,
                         repurchase proceeds at
                         maturity $25,014,389
                         (Collateralized by
                         Freddie Mac, 7.41%, due
                         03/15/30, with a value
                         of $18,145,310 and
                         Government National
                         Mortgage Association,
                         7.125%, due 10/20/22
                         with a value of
                         $8,104,765).............    25,000,000     USA
                                                   ------------
                        TOTAL REPURCHASE
                        AGREEMENTS (Cost
                        $42,246,790).............    42,246,790
                                                   ------------
                        Total
                        Investments -- 110.71%
                        (Cost $679,103,094)......   720,211,997
                        Liabilities less other
                        assets -- (10.71)%.......   (69,677,904)
                                                   ------------
                        NET ASSETS -- 100.00%....  $650,534,093
                                                   ============

The aggregate cost of securities for federal income tax purposes at
December 31, 2000 is $637,168,897.
The following amount is based on cost for federal income tax purposes:
   Gross unrealized appreciation.................  $108,005,213
   Gross unrealized depreciation.................   (67,208,903)
                                                   ------------
   Net unrealized appreciation...................  $ 40,796,310
                                                   ============

---------------
(a)    All or part of the security is on loan.
(b)    Collateral for securities on loan.
(c)    Non-income producing security.
(+) This interest rate is subject to change monthly based on the London Interbank Offered Rate ("LIBOR"). The rate shown was in effect at December 31, 2000.
(ADR) American Depository Receipt.
(FDR)  Foreign Depository Receipt.
(GDR) Global Depository Receipt.

                                          PERCENT OF TOTAL
        COUNTRY COMPOSITION             INVESTMENTS AT VALUE
        -------------------             --------------------
Australia (AUS).....................             3.22
Canada (CDA)........................             3.37
Finland (FIN).......................              3.4
France (FRA)........................             5.88
Germany (GER).......................             4.58
Greece (GRE)........................             0.14
Hong Kong (HNG).....................             2.58
Ireland (IRE).......................             1.06
Italy (ITA).........................             3.40
Japan (JPN).........................            22.28
Korea (KOR).........................             1.42
Luxembourg (LUX)....................             0.22
Mexico (MEX)........................             1.24
Netherlands (NET)...................             4.93
Norway (NOR)........................             0.50
Portugal (POR)......................             0.33
Singapore (SIN).....................             1.12
Spain (SPA).........................             0.87
Sweden (SWE)........................             1.76
Switzerland (SWI)...................             5.21
Turkey (TUR)........................             0.31
United Kingdom (UK).................            15.51
United States (USA).................            16.65
                                              -------
TOTAL PERCENTAGE....................           100.00
                                              =======

                       See notes to financial statements.

                        DIVERSIFIED INVESTORS PORTFOLIOS

                         Notes to Financial Statements
1.  ORGANIZATION AND BUSINESS

     Diversified Investors Portfolios (the "Series Portfolio"), a series trust organized on September 1, 1993, under the laws of the State of New York, is composed of twelve different series that are, in effect, separate investment funds: the Money Market Series, the High Quality Bond Series, the Intermediate Government Bond Series, the Core Bond Series, the Balanced Series, the Value and Income Series (formerly the Equity Income Series), the Growth & Income Series, the Equity Growth Series, the Special Equity Series, the Aggressive Equity Series, the High-Yield Bond Series, and the International Equity Series (each a "Series"). The Declaration of Trust permits the Board of Trustees to issue an unlimited number of beneficial interests in each Series. Investors in a Series (e.g., investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of that Series (and of no other Series).

2.  SIGNIFICANT ACCOUNTING POLICIES

     A.  SECURITY VALUATION

          Short-term securities having remaining maturities of 60 days or less are valued at amortized cost which approximates value. The amortized cost of a security is determined by valuing it at original cost and thereafter amortizing any discount or premium at a constant rate until maturity. Equity securities are valued at the last sale price on the exchange on which they are primarily traded or at the bid price on the Nasdaq system for unlisted national market issues, or at the last quoted bid price for securities not reported on the Nasdaq system. Bonds are valued at the last available price provided by an independent pricing service for securities traded on a national securities exchange. Bonds that are listed on a national securities exchange but are not traded and bonds that are regularly traded in the over-the-counter market are valued at the mean of the last available bid and asked prices by an independent pricing service. All other securities will be valued at their fair value as determined by the Board of Trustees.

     B.  REPURCHASE AGREEMENTS

          Each Series, along with other affiliated entities of the investment advisor, may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Series investment advisor, subject to the seller's agreement to repurchase and the Series agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are segregated at the custodian, and pursuant to the terms of the repurchase agreements must have an aggregate market value greater than or equal to 102% and 105% of domestic and international securities, respectively, of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Series will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met or the seller defaults on its repurchase obligation, the Series maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller. However, in the event of default or bankruptcy by the seller, realization and/or retention of the collateral may be subject to legal proceedings.

     C.  FOREIGN CURRENCY TRANSLATION

          The accounting records of each Series are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the prevailing exchange rates each business day. Income and expenses denominated in foreign currencies are translated at prevailing exchange rates when accrued or incurred.

                        DIVERSIFIED INVESTORS PORTFOLIOS

     C.  FOREIGN CURRENCY TRANSLATION (CONTINUED)

          The Series does not isolate realized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gains or losses on securities. Net realized gains and losses on foreign currency transactions represent net exchange gains and losses on disposition of foreign currencies and foreign currency forward contracts, and the difference between the amount of investment income receivable and foreign withholding taxes receivable recorded on the Series' books and the U.S. dollar equivalent of amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end and foreign currency forward contracts, resulting from changes in the prevailing exchange rates.

     D.  FOREIGN CURRENCY FORWARD CONTRACTS

          Each Series may enter into foreign currency forward contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Series' portfolio securities. A foreign currency forward contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency forward contract fluctuates with changes in forward currency exchange rates. Foreign currency forward contracts are marked to market daily and the change in value is recorded by the Series as an unrealized gain or loss. When a foreign currency forward contract is extinguished, through delivery or offset by entering into another foreign currency forward contract, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Series' Statement of Assets and Liabilities and Statement of Operations. In addition, the Series could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

     E.  OPTIONS

          Each Series, with the exception of the Money Market Series, may purchase and write (sell) call and put options on securities indices for the purpose of protecting against an anticipated decline in the value of the securities held by that Series. Index options are marked to market daily and the change in value is recorded by the Series as an unrealized gain or loss. A realized gain or loss equal to the difference between the exercise price and the value of the index is recorded by the Series upon cash settlement of the option. The use of index options may expose the Series to the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted or the value of the securities in the index may not move in direct correlation with the movements of the Series portfolio. In addition, there is the risk the Series may not be able to enter into a closing transaction because of an illiquid secondary market.

     F.  FUTURES CONTRACTS

          Each Series may invest in futures contracts solely for the purpose of hedging its existing portfolio securities, or securities that the Series intends to purchase, against fluctuations in fair value caused by changes in prevailing market or interest rates.

          Initial margin deposits made upon entering into futures contracts are recognized as assets due from the broker (the Series agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the daily market value of the contract.

                        DIVERSIFIED INVESTORS PORTFOLIOS

     F.  FUTURES CONTRACTS (CONTINUED)

          Variation margin payments are received or made by the Series each day, depending upon the daily fluctuations in the fair value of the underlying instrument. The Series recognizes a gain or loss equal to the daily variation margin. When the contract is closed, the Series records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Series basis in the contract.

          Should market conditions move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

     G.  FEDERAL INCOME TAXES

          It is the Series' policy to comply with the applicable provisions of the Internal Revenue Code. Therefore, no federal income tax provision is required.

     H.  SECURITY TRANSACTIONS AND INVESTMENT INCOME

          Security transactions are accounted for on a trade date basis (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts on investments. Realized gains and losses from securities transactions are recorded on the identified cost basis.

          All of the net investment income and realized and unrealized gains and losses from security transactions are determined on each valuation day and allocated pro rata among the investors in a Series at the time of such determination.

     I.  OPERATING EXPENSES

          The Series Portfolio accounts separately for the assets, liabilities and operations of each Series. Expenses directly attributable to a Series are charged to that Series, while expenses attributable to all Series are allocated among them.

     J.  OTHER

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     New Accounting Principle

          In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require each Series to amortize premium and discount on all fixed-income securities, and classify gains and losses realized on prepayments received on mortgage-backed securities presently included in realized gain/loss, as part of interest income. Upon initial adoption, each Series will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting these accounting principles will not affect each Series' net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gains/loss in the Statements of Operations. The Series' expects that the

                        DIVERSIFIED INVESTORS PORTFOLIOS

     J.  OTHER (CONTINUED)

     impact of including paydown gains and losses in interest income in their statements of operations will not be material to the financial statements.

3.  FEES AND TRANSACTIONS WITH AFFILIATES

     AUSA Life Insurance Company, Inc. ("AUSA") is an affiliate of Diversified Investment Advisors, Inc. (the "Advisor"). AUSA has sub-accounts which invest in the corresponding Portfolios as follows:

                                                                PERCENTAGE INVESTMENT
                      AUSA SUB-ACCOUNT                              IN PORTFOLIO
                      ----------------                          ---------------------
Money Market................................................            18.18
High Quality Bond...........................................            25.94
Intermediate Government Bond................................            35.25
Core Bond...................................................            24.53
Balanced....................................................            53.32
Value and Income............................................            50.19
Growth & Income.............................................            40.22
Equity Growth...............................................            48.53
Special Equity..............................................            31.90
Aggressive Equity...........................................            32.80
High Yield Bond.............................................            20.76
International Equity........................................            31.51

     The Advisor manages the assets of each Series of the Series Portfolio pursuant to an Investment Advisory Agreement with the Series Portfolio. Subject to such further policies as the Board of Trustees may determine, the Advisor provides general investment advice to each Series. For its services, the Advisor receives from each Series fees accrued daily and paid monthly at an annual rate equal to the percentages specified in the table below of the corresponding Series' average daily net assets. The Advisor is currently waiving a portion of its investment advisory fee to certain Series.

     For each Series, the Advisor has entered into Investment Subadvisory Agreements with the subadvisors listed in the table below (each a "Subadvisor", collectively the "Subadvisors"). It is the responsibility of a Subadvisor to make the day-to-day investment decisions of the Series and to place the purchase and sales orders for securities transactions of such Series, subject in all cases to the general supervision of the Advisor.

                        DIVERSIFIED INVESTORS PORTFOLIOS

3.  FEES AND TRANSACTIONS WITH AFFILIATES (CONTINUED)

     For its services the Subadvisors receive a fee from the Advisor at an annual rate equal to the percentages specified in the table below of the corresponding Series' average daily net assets.

                                                                                    ADVISOR    SUBADVISOR
             PORTFOLIO SERIES                       PORTFOLIO SUBADVISORS           FEE(%)       FEE(%)
             ----------------                       ---------------------           -------    ----------
Money Market Series.......................  Capital Management Group                 0.25         0.05
High Quality Bond Series..................  Merganser Capital Management
                                            Corporation                              0.35          (2)
Intermediate Government Bond Series.......  Capital Management Group                 0.35         0.15
Core Bond Series..........................  Payden & Rygel Investment Counsel        0.35          (3)
Balanced Series...........................  (4)                                      0.45          (5)
Value and Income Series...................  (6)                                      0.45          (7)
Growth & Income Series....................  Putnam Advisory Company, Inc             0.60          (8)
Equity Growth Series......................  (9)                                      0.62         (10)
Special Equity Series.....................  (11)                                     0.80         (12)
Aggressive Equity Series..................  McKinley Capital Management              0.97         (13)
High-Yield Bond Series....................  Eaton Vance                              0.55(1)      (14)
International Equity Series...............  Capital Guardian Trust Company           0.75         (15)

---------------
 (1) The Advisor is currently waiving a portion of its fee.

 (2) 0.20% on the first $100,000,000 in average daily net assets, 0.15% on the next $100,000,000 in average daily net assets, 0.10% on the next $100,000,000 in average daily net assets, and 0.05% on all average daily net assets in excess of $300,000,000.

 (3) The market value of the fixed income securities of the Core Bond and Balanced Series, are combined to determine the fee. 0.20% on the first $50,000,000 in average daily net assets, 0.15% on the next $50,000,000 in average daily net assets, 0.10% on the next $400,000,000 in average daily net assets, and 0.05% on all average daily net assets in excess of $500,000,000.

 (4) The Balanced Series has two subadvisors: Aeltus Investment Management, Inc. and Payden & Rygel Investment Counsel for equity and fixed income securities, respectively.

 (5) Aeltus Investment Management, Inc. received 0.20% on the first $200,000,000 in average daily net assets, 0.15% on the next $300,000,000 in average daily net assets, 0.125% on the next $500,000,000 in average daily net assets, and 0.10% on all average daily net assets in excess of $1,000,000,000. Payden & Rygel received a fee of 0.20% on the first $50,000,000 in average daily net assets, 0.15% on the next $50,000,000 in average daily net assets, 0.10% on the next $400,000,000 in average daily net assets, and 0.05% on all average daily net assets in excess of $500,000,000 on the combined market values of the fixed income securities of the Core Bond Series and Balanced Series.

 (6) Effective April 20, 2000, Value and Income added an additional subadvisor, Sanford Bernstein to its existing subadvisor, Asset Management Group.

 (7) For the period January 1 through April 19, 2000, Asset Management Group received 0.25% on the first $100,000,000 in average daily net assets, and 0.20% on all average daily net assets in excess of $100,000,000. For the period from April 20 through December 31, 2000, Asset Management Group and Sanford Bernstein received 0.27% on the first $300,000,000 in average daily net assets, and 0.16% on the next $700,000,000 in average daily net assets, and 0.13% on all average daily net assets in excess of $1,000,000,000.

                        DIVERSIFIED INVESTORS PORTFOLIOS

3.  FEES AND TRANSACTIONS WITH AFFILIATES (CONTINUED)

 (8) 0.30% on the first $100,000,000 in average daily net assets, and 0.20% on all average daily net assets in excess of $100,000,000.

 (9) Effective December 18, 2000, the Equity Growth Series added two additional subadvisors, Ark Asset Management and Marsico Capital Management to its existing subadvisor, Dresdner RCM Global Investors and terminated Montag & Caldwell.

(10) The Equity Growth Series changed its fee schedule with Dresdner RCM Global Investors on December 18, 2000. For the period January 1 through December 17, 2000, Montag & Caldwell, Inc. and Dresdner RCM Global Investors received 0.50% on the first $50,000,000 in average daily net assets, 0.25% on the next $50,000,000 in average daily net assets, and 0.20% on all average daily net assets in excess of $100,000,000.

     For the period December 18 through December 31, 2000, Dresdner RCM Global Investors, Inc. received 0.22% on the first $700,000,000 in average daily net assets, and 0.15% on all average daily net assets in excess of $700,000,000. Ark Asset Management received 0.20% of average daily net assets. Marsico Capital Management received 0.30% on the first $1,000,000,000 in average daily net assets, 0.25% on the next $1,000,000,000 in average daily net assets, and 0.27% on all average daily net assets in excess of $2,000,000,000.

(11) The Special Equity Series has four Subadvisors: Husic Capital; Robertson, Stephens; Liberty Investment Management, Inc.; and Westport Asset Management, Inc.

(12) The Special Equity Series changed its fee schedule with Liberty Investment Management, Inc. on June 1, 2000. For the period from January 1 through May 31, 2000, the Subadvisor received 0.50% of average daily net assets. For the period June 1 through December 31, 2000, Liberty Investment Management received 0.40% on the first $250,000,000 in average daily net assets, 0.25% on the next $250,000,000 in average daily net assets, and 0.20% on all daily average net assets in excess of $350,000,000.

     Westport Asset Management, Inc. received 0.50% of average daily net assets. Robertson, Stephens received 0.50% on the first $100,000,000 in average daily net assets, and 0.40% on all average daily net assets in excess of $100,000,000. Husic Capital received 0.40% on the first $250,000,000 in average daily net assets, 0.25% on the next $100,000,000 in average daily net assets, and 0.20% on all average daily net assets in excess of $350,000,000.

(13) 0.90% on the first $10,000,000 in average daily net assets, 0.80% on the next $15,000,000 in average daily net assets, 0.60% on the next $25,000,000 in average daily net assets, 0.40% on the next $50,000,000 in average daily net assets, and 0.35% on all average daily net assets in excess of $100,000,000.

(14) The High Yield Bond Series changed its subadvisor on June 1, 2000 from Delaware Investment Advisors to Eaton Vance. From the period January 1 through May 31, 2000, 0.40% on the first $20,000,000 in average daily net assets, 0.30% on the next $20,000,000 in average daily net assets, and 0.20% on all average daily net assets in excess of $40,000,000. For the period June 1 through December 31, 2000, 0.35% on the first $20,000,000 in average daily net assets, 0.25% on the next $20,000,000 in average daily net assets, 0.20% on the next $85,000,000 in average daily net assets, and 0.15% on all average daily net assets in excess of $125,000,000.

(15) 0.75% on the first $25,000,000 in average daily net assets, 0.60% on the next $25,000,000 in average daily net assets, 0.425% from $50,000,000 to $250,000,000 in average daily net assets and 0.375% on all average daily net assets in excess of $250,000,000.

                        DIVERSIFIED INVESTORS PORTFOLIOS

3.  FEES AND TRANSACTIONS WITH AFFILIATES (CONTINUED)

     For the year ended December 31, 2000, the Advisor has voluntarily undertaken to waive fees in accordance with the following expense caps:

                            FUND                                      EXPENSE CAP
                            ----                                -----------------------
Money Market Series.........................................    30 basis points (b.p.)
High Quality Bond Series....................................    40 b.p.
Intermediate Government Bond Series.........................    40 b.p.
Core Bond Series............................................    40 b.p.
Balanced Series.............................................    50 b.p.
Value and Income Series.....................................    50 b.p.
Growth & Income Series......................................    65 b.p.
Equity Growth Series........................................    65 b.p.
Special Equity Series.......................................    85 b.p.
Aggressive Equity Series....................................    100 b.p.
High-Yield Bond Series......................................    60 b.p.
International Equity Series.................................    90 b.p.

     Certain trustees and officers of the Series Portfolio are also directors, officers or employees of the Advisor or its affiliates. None of the trustees so affiliated receive compensation for services as trustees of the Series Portfolio. Similarly, none of the Series Portfolio officers receive compensation from the Series Portfolio. Aggregate remuneration incurred to non-affiliated trustees of the trust for the year ended December 31, 2000, amounted to $27,090.

4.  SECURITIES LENDING

     All but the High Yield Bond Series may lend its securities to certain member firms of the New York Stock Exchange. The loans are collateralized at all times with cash or securities with a market value at least 102% of the market value of the securities on loan. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. As with other extensions of credit, the Series may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.

     The Series receives compensation, net of related expenses, for lending its securities which is reported on the Statements of Operations. At December 31, 2000, the Series loaned securities having market values as follows:

                                                              MARKET VALUE    COLLATERAL
                                                              ------------   ------------
Intermediate Government Bond Series.........................  $ 14,688,079   $ 15,020,000
Core Bond Series............................................   239,492,296    244,724,848
Balanced Series.............................................    80,098,220     82,033,722
Value and Income Series.....................................    70,112,172     71,901,707
Growth & Income Series......................................    77,768,945     80,114,305
Equity Growth Series........................................    79,077,399     81,363,433
Special Equity Series.......................................   116,430,461    121,581,488
Aggressive Equity Series....................................    91,397,576     93,193,258
International Equity Series.................................    73,790,592     77,707,897

                        DIVERSIFIED INVESTORS PORTFOLIOS

5.  PURCHASE AND SALES OF INVESTMENTS

     The aggregate cost of investments purchased and proceeds from sales or maturities (excluding short-term securities) for the period ended December 31, 2000, were as follows:

                                                                  COST OF           PROCEEDS
                                                                 PURCHASES         FROM SALES
                                                               --------------    --------------
High Quality Bond Series...........  Government Obligations    $   17,655,460    $   15,519,255
                                     Other                        157,880,126       137,620,081
Intermediate Government Bond
  Series...........................  Government Obligations        88,259,575        77,803,106
                                     Other                          7,631,663         2,521,566
Core Bond Series...................  Government Obligations     3,056,183,956     3,160,946,880
                                     Other                        448,875,874       254,659,041
Balanced Series....................  Government Obligations     1,099,278,714     1,091,552,970
                                     Other                        547,593,405       501,907,515
Value and Income Series............  Other                        965,605,241     1,024,053,854
Growth & Income Series.............  Other                      1,147,137,331       989,396,573
Equity Growth Series...............  Other                      1,417,989,219     1,240,239,810
Special Equity Series..............  Other                      1,129,488,854       917,889,710
Aggressive Equity Series...........  Other                        498,128,441       248,143,998
High-Yield Bond Series.............  Other                        129,370,067       120,836,928
International Equity Series........  Other                        400,829,081       274,464,516

6.  FOREIGN CURRENCY FORWARD CONTRACTS

     At December 31, 2000, the Core Bond Series, the Balanced Series and the International Equity Series had entered into foreign currency forward contracts which contractually obligate each Series to deliver/receive currency at specified future dates. The open contracts were as follows:

                                   FOREIGN     IN EXCHANGE   SETTLEMENT                        NET UNREALIZED
           CORE BOND              CURRENCY         FOR          DATE          VALUE      APPRECIATION/(DEPRECIATION)
           ---------             -----------   -----------   -----------   -----------   ---------------------------
SALE CONTRACTS:
Euro...........................   11,530,000   $10,717,135     01/31/01    $10,828,250           $  (111,115)
Euro...........................    2,200,000    2,046,418      01/31/01      2,066,101               (19,683)
                                                                                                 -----------
        TOTAL..................                                                                  $  (130,798)
                                                                                                 ===========
BALANCED
--------
SALE CONTRACTS:
Euro...........................    4,515,000   $4,196,693      01/31/01    $ 4,240,204           $   (43,511)
                                                                                                 ===========
INTERNATIONAL EQUITY
--------------------
PURCHASE CONTRACTS:
Australian Dollar..............    5,245,359   $3,037,063      02/12/01    $ 2,923,422           $  (113,641)
Euro...........................    5,095,249    4,440,000      02/07/01      4,786,409               346,409
Euro...........................    5,543,848    4,888,010      06/06/01      5,228,867               340,857
                                                                                                 -----------
        TOTAL..................                                                                  $   573,625
                                                                                                 ===========

SALE CONTRACTS:
Swiss Franc....................    3,675,224    2,149,897      03/06/01      2,278,342              (128,445)
Euro...........................    3,353,595    3,121,142      02/12/01      3,150,921               (29,779)
Japanese Yen...................  320,618,400    3,090,000      02/28/01      2,831,276               258,724
Japanese Yen...................  238,595,550    2,149,897      06/06/01      2,139,161                10,736
                                                                                                 -----------
        TOTAL..................                                                                  $   111,236
                                                                                                 ===========

                        DIVERSIFIED INVESTORS PORTFOLIOS

6.  FOREIGN CURRENCY FORWARD CONTRACTS (CONTINUED)

FOREIGN CURRENCY CROSS CONTRACTS:

                                                                            SALE
                                          SETTLEMENT      PURCHASE        CURRENT            NET UNREALIZED
             PURCHASE/SALE                   DATE      CURRENT VALUE       VALUE       APPRECIATION/(DEPRECIATION)
             -------------                ----------   --------------   ------------   ---------------------------
Euro/Australian Dollar..................   02/12/01      $3,150,921     $ 2,923,422            $   227,499
Euro/Canadian Dollar....................   02/09/01       2,496,513       2,372,710                123,803
Euro/Canadian Dollar....................   03/01/01       4,429,090       4,219,623                209,467
Euro/Canadian Dollar....................   03/07/01       1,079,675       1,041,904                 37,771
Euro/Canadian Dollar....................   03/13/01       2,437,403       2,321,925                115,478
Euro/British Pound......................   02/12/01       3,142,809       3,017,611                125,198
Euro/British Pound......................   06/26/01         859,841         830,886                 28,955
Euro/Japanese Yen.......................   01/19/01      11,752,757      10,015,909              1,736,848
Euro/Japanese Yen.......................   02/20/01       5,680,725       5,521,318                159,407
Euro/Japanese Yen.......................   02/27/01       3,186,656       2,765,391                421,265
Euro/Japanese Yen.......................   05/29/01       8,408,373       7,347,009              1,061,364
Euro/Japanese Yen.......................   06/18/01       7,232,078       6,737,991                494,087
                                                                                               -----------
        TOTAL...........................                                                       $ 4,741,142
                                                                                               ===========

                        DIVERSIFIED INVESTORS PORTFOLIOS

7.  FINANCIAL HIGHLIGHTS

                                                                 RATIO OF NET
                                                                  INVESTMENT     RATIO OF NET
                                                  RATIO OF          INCOME        INVESTMENT
                                  RATIO OF       EXPENSES TO      (LOSS) TO      INCOME (LOSS)
   FOR THE        NET ASSETS,    EXPENSES TO     AVERAGE NET       AVERAGE      TO AVERAGE NET
    YEAR            END OF         AVERAGE     ASSETS (NET OF        NET        ASSETS (NET OF    PORTFOLIO
    ENDED            YEAR        NET ASSETS    REIMBURSEMENTS)      ASSETS      REIMBURSEMENTS)   TURNOVER
-------------   --------------   -----------   ---------------   ------------   ---------------   ---------
 MONEY MARKET
12/31/2000      $  492,136,376      0.28%           0.28%            6.18%           6.18%           N/A
12/31/1999         416,768,827      0.28            0.28             5.06            5.06            N/A
12/31/1998         292,437,753      0.28            0.28             5.32            5.32            N/A
12/31/1997         232,312,458      0.28            0.28             5.33            5.33            N/A
12/31/1996         185,012,254      0.30            0.30             5.19            5.19            N/A
HIGH QUALITY BOND
12/31/2000         228,391,465      0.38            0.38             6.21            6.21             73%
12/31/1999         199,906,097      0.38            0.38             5.78            5.78             56
12/31/1998         227,463,134      0.39            0.39             5.90            5.90             68
12/31/1997         218,169,438      0.39            0.39             6.12            6.12             62
12/31/1996         197,294,663      0.40            0.40             6.14            6.14             66
INTERMEDIATE GOVERNMENT BOND
12/31/2000         208,106,902      0.37            0.37             5.82            5.82             48
12/31/1999         174,804,385      0.39            0.39             5.46            5.46             25
12/31/1998         158,574,467      0.39            0.39             5.46            5.46             70
12/31/1997         129,186,397      0.41            0.39             5.61            5.62             45
12/31/1996         103,059,880      0.43            0.40             5.63            5.66             60
CORE BOND
12/31/2000         641,903,354      0.38            0.38             6.28            6.28            521
12/31/1999         515,721,444      0.37            0.37             5.86            5.86            307
12/31/1998         551,935,530      0.38            0.38             5.98            5.98            102
12/31/1997         361,632,885      0.38            0.38             6.49            6.49             64
12/31/1996         322,676,017      0.39            0.39             6.30            6.30            146
BALANCED
12/31/2000         512,675,482      0.49            0.49             2.93            2.93            286
12/31/1999         525,583,903      0.52            0.50             2.46            2.48            256
12/31/1998         505,995,739      0.48            0.48             3.22            3.22             91
12/31/1997         394,769,913      0.48            0.48             3.55            3.55             87
12/31/1996         264,909,839      0.50            0.50             3.39            3.39            113
VALUE & INCOME
12/31/2000       1,530,760,024      0.46            0.46             2.23            2.23             76
12/31/1999       1,414,634,230      0.46            0.46             1.75            1.75             43
12/31/1998       1,367,107,496      0.47            0.47             2.23            2.23             31
12/31/1997       1,215,071,169      0.47            0.47             2.27            2.27             33
12/31/1996         956,820,669      0.48            0.48             2.97            2.97             26
GROWTH & INCOME
12/31/2000       1,172,093,970      0.62            0.62             0.07            0.07             80
12/31/1999       1,242,236,443      0.62            0.62             0.07            0.07             86
12/31/1998         771,268,461      0.63            0.63             0.30            0.30             75
12/31/1997         376,260,408      0.64            0.64             0.65            0.65             87
12/31/1996         207,612,426      0.67            0.65             1.02            1.04            142

---------------

*    Annualized (except for Portfolio turnover)
+    Commencement of Operations, April 19, 1996.
(1)  For the period January 1, 1996 -- November 14, 1996, the expense cap was 75 bp.
     For the period November 15, 1996 -- December 31, 1996, the expense cap was 65 bp.

                        DIVERSIFIED INVESTORS PORTFOLIOS

7.  FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                 RATIO OF NET
                                                                  INVESTMENT     RATIO OF NET
                                                  RATIO OF          INCOME        INVESTMENT
                                  RATIO OF       EXPENSES TO      (LOSS) TO      INCOME (LOSS)
   FOR THE       NET ASSETS,     EXPENSES TO     AVERAGE NET       AVERAGE      TO AVERAGE NET
    YEAR            END OF         AVERAGE     ASSETS (NET OF        NET        ASSETS (NET OF    PORTFOLIO
    ENDED            YEAR        NET ASSETS    REIMBURSEMENTS)      ASSETS      REIMBURSEMENTS)   TURNOVER
-------------   --------------   -----------   ---------------   ------------   ---------------   ---------
 EQUITY GROWTH
12/31/2000      $1,226,091,994      0.64%           0.64%            0.05%            0.05%           97
12/31/1999       1,266,869,154      0.64            0.64             0.12             0.12            44
12/31/1998         688,448,565      0.64            0.64             0.22             0.22           104
12/31/1997         426,312,188      0.65            0.65             0.43             0.43            91
12/31/1996         299,127,686      0.73            0.73(1)         (0.17)           (0.17)          133
SPECIAL EQUITY
12/31/2000       1,311,523,517      0.82            0.82             0.10             0.10            77
12/31/1999       1,171,034,281      0.84            0.84             0.13             0.13           171
12/31/1998         924,089,884      0.83            0.83             0.14             0.14           173
12/31/1997         743,388,261      0.84            0.84             0.41             0.41           146
12/31/1996         507,264,243      0.86            0.85             0.24             0.25           140
AGGRESSIVE EQUITY+
12/31/2000         435,760,615      0.98            0.98            (0.62)           (0.62)           62
12/31/1999         259,974,422      1.01            1.00            (0.47)           (0.46)          132
12/31/1998          81,327,707      1.10            1.00            (0.41)           (0.31)          121
12/31/1997          25,857,650      1.33            1.00            (0.52)           (0.19)          243
12/31/1996*         15,479,130      1.59            1.00            (0.72)           (0.13)          186
HIGH YIELD BOND
12/31/2000         139,986,593      0.65            0.60             9.17             9.22           105
12/31/1999         124,990,408      0.61            0.60             8.45             8.46           145
12/31/1998          94,870,981      0.63            0.60             8.64             8.67            83
12/31/1997          39,700,131      0.74            0.60             8.46             8.60           109
12/31/1996          15,372,686      1.25            0.60             8.34             9.00           107
INTERNATIONAL EQUITY
12/31/2000         650,534,093      0.84            0.84             0.77             0.77            46
12/31/1999         592,713,641      0.86            0.86             0.74             0.74            35
12/31/1998         320,218,173      0.88            0.87             1.05             1.06            33
12/31/1997         205,306,068      0.88            0.87             0.90             0.91            31
12/31/1996         148,184,897      0.96            0.90             1.12             1.18            29

---------------

*    Annualized (except for Portfolio turnover)
+    Commencement of Operations, April 19, 1996.
(1)  For the period January 1, 1996 -- November 14, 1996, the expense cap was 75 bp.
     For the period November 15, 1996 -- December 31, 1996, the expense cap was 65 bp.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of MONY Life Insurance Company.

     In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income and comprehensive income, changes in shareholders' equity and cash flows present fairly, in all material respects, the financial position of The MONY Life Insurance Company and Subsidiaries (the "Company"), formerly known as The Mutual Life Insurance Company of New York and subsidiaries, at December 31, 2000 and 1999, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

New York, New York
February 8, 2001

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2000 AND 1999

                                                                  2000         1999
                                                                ---------    ---------
                                                                   ($ IN MILLIONS)
ASSETS
Investments:
  Fixed maturity securities available-for-sale, at fair
     value (Note 12)........................................    $ 3,149.9    $ 3,066.7
  Equity securities available-for-sale, at fair value (Note
     12)....................................................        328.6        519.8
  Mortgage loans on real estate (Note 13)...................      1,188.7      1,270.4
  Policy loans..............................................         80.7         69.1
  Real estate to be disposed of (Note 13)...................        171.3        300.9
  Real estate held for investment (Note 13).................         40.7         46.2
  Other invested assets.....................................         99.3         37.9
                                                                ---------    ---------
                                                                $ 5,059.2    $ 5,311.0
                                                                =========    =========
Cash and cash equivalents...................................        331.7        232.6
Accrued investment income...................................         71.7         74.6
Amounts due from reinsurers.................................        491.6        488.0
Deferred policy acquisition costs...........................        657.1        558.3
Other assets................................................        544.0        365.4
Assets transferred in Group Pension Transaction (Note 10)...      4,927.7      5,109.8
Separate account assets.....................................      5,868.1      6,398.3
Closed Block assets (Note 20)...............................      6,251.2      6,182.1
                                                                ---------    ---------
     Total assets...........................................    $24,202.3    $24,720.1
                                                                =========    =========
LIABILITIES AND SHAREHOLDERS' EQUITY
Future policy benefits......................................    $   967.7    $   954.3
Policyholders' account balances.............................      1,898.0      1,942.9
Other policyholders' liabilities............................        122.4        120.4
Amounts due to reinsurers...................................         87.3         83.8
Accounts payable and other liabilities......................        628.1        581.1
Short term debt (Note 16)...................................         52.3         53.4
Long term debt (Note 16)....................................        217.0        245.4
Current federal income taxes payable........................        124.7        147.4
Liabilities transferred in Group Pension Transaction (Note
  10).......................................................      4,897.2      5,099.1
Separate account liabilities................................      5,865.3      6,396.2
Closed Block liabilities (Note 20)..........................      7,315.8      7,303.3
                                                                ---------    ---------
     Total liabilities......................................    $22,175.8    $22,927.3
                                                                =========    =========
Commitments and contingencies (Notes 9 and 18)
Common stock, $0.01 par value; 400 million shares
  authorized;
  47.2 million shares issued, 46.2 million shares
  outstanding...............................................    $     2.5    $     2.5
Capital in excess of par....................................      1,628.6      1,563.6
Retained earnings...........................................        382.4        256.1
Accumulated other comprehensive income......................         13.0        (29.4)
                                                                ---------    ---------
     Total shareholders' equity.............................      2,026.5      1,792.8
                                                                ---------    ---------
     Total liabilities and shareholders' equity.............    $24,202.3    $24,720.1
                                                                =========    =========

          See accompanying notes to consolidated financial statements.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

           CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
                 YEARS ENDED DECEMBER 31, 2000, 1999, AND 1998

                                                                                        1998
                                                                                     PRO FORMA*
                                                   2000        1999        1998      (UNAUDITED)
                                                 --------    --------    --------    -----------
                                                                 ($ IN MILLIONS)
REVENUES:
Premiums.....................................    $  118.1    $   96.3    $  621.7     $   77.9
Universal life and investment-type product
  policy fees................................       205.8       196.3       151.6        151.6
Net investment income (Note 11)..............       575.2       524.9       688.3        361.1
Net realized gains on investments (Note
  11)........................................        44.5       122.2       168.7        160.9
Group Pension Profits (Note 10)..............        37.1        63.0        56.8         56.8
Other income.................................       221.1       195.8       162.6        161.3
Contribution from the Closed Block...........        42.8        44.8         5.7         52.2
                                                 --------    --------    --------     --------
                                                  1,244.6     1,243.3     1,855.4      1,021.8
                                                 --------    --------    --------     --------
BENEFITS AND EXPENSES:
Benefits to policyholders....................       166.9       147.0       679.8        124.4
Interest credited to policyholders' account
  balances...................................       101.8       106.6       112.7        105.0
Amortization of deferred policy acquisition
  costs......................................        78.7        70.3       122.0         52.2
Dividends to policyholders...................         2.6         1.9       195.8          3.3
Other operating costs and expenses...........       495.8       536.6       451.7        443.5
Demutualization Expenses.....................          --         2.0        27.2           --
                                                 --------    --------    --------     --------
                                                    845.8       864.4     1,589.2        728.4
                                                 --------    --------    --------     --------
Income before income taxes & extraordinary
  item.......................................       398.8       378.9       266.2        293.4
                                                 --------    --------    --------     --------
Income tax expense...........................       134.8       131.4       102.7        102.7
                                                 --------    --------    --------     --------
Income before extraordinary item.............       264.0       247.5       163.5        190.7
                                                 --------    --------    --------     --------
Extraordinary item (Note 4)..................        37.7          --          --           --
                                                 --------    --------    --------     --------
Net income...................................       226.3       247.5       163.5        190.7
                                                 --------    --------    --------     --------
Other comprehensive income, net (Note 11)....        42.4      (181.8)       34.3
                                                 --------    --------    --------
Comprehensive income.........................    $  268.7    $   65.7    $  197.8
                                                 ========    ========    ========

---------------

 * The pro forma information gives effect to the transactions referred to in Notes 1 and 22.

          See accompanying notes to consolidated financial statements.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

           CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY
                 YEARS ENDED DECEMBER 31, 2000, 1999, AND 1998


                                                                        ACCUMULATED
                                                CAPITAL                    OTHER           TOTAL
                                      COMMON   IN EXCESS   RETAINED    COMPREHENSIVE   SHAREHOLDERS'
                                      STOCK     OF PAR     EARNINGS       INCOME          EQUITY
                                      ------   ---------   ---------   -------------   -------------
                                                             ($ IN MILLIONS)
BALANCE, DECEMBER 31, 1997..........                         1,202.5        118.1         1,320.6
Demutualization transaction.........            1,344.2     (1,357.4)                       (13.2)
Capital Contribution................    2.0       219.9                                     221.9
Comprehensive income:
     Net income before
       demutualization..............                           154.9                        154.9
     Net income after
       demutualization..............                             8.6                          8.6
                                       ----    --------    ---------      -------        --------
       Net income for the year......                           163.5                        163.5
     Other comprehensive income:
       Unrealized losses on
          investments, net of
          unrealized gains,
          reclassification
          adjustments, and taxes
          (Note 11).................                                         31.4            31.4
       Minimum pension liability
          adjustment................                                          2.9             2.9
                                                                          -------        --------
     Other comprehensive income.....                                         34.3            34.3
                                                                                         --------
Comprehensive Income................                                                        197.8
                                       ----    --------    ---------      -------        --------
BALANCE, DECEMBER 31, 1998..........    2.0     1,564.1          8.6        152.4         1,727.1
Comprehensive income
     Net income.....................                           247.5                        247.5
     Other comprehensive income:
       Unrealized gains on
          investments, net of
          unrealized losses,
          reclassification
          adjustments, and taxes
          (Note 11).................                                       (181.8)         (181.8)
Change in number of authorized and
  outstanding shares................    0.5        (0.5)
Comprehensive income/(loss).........                                                         65.7
                                       ----    --------    ---------      -------        --------
BALANCE, DECEMBER 31, 1999..........    2.5     1,563.6        256.1        (29.4)        1,792.8
Dividends Payable...................                          (100.0)                      (100.0)
Capital Contribution................               65.0                                      65.0
Comprehensive income:
     Net income.....................                           226.3                        226.3
     Other comprehensive income:
       Unrealized losses on
          investment, net of
          unrealized gains,
          reclassifications and
          adjustments, and taxes
          (Note 11).................                                         46.2            46.2
Minimum pension liability
  adjustment........................                                         (3.8)           (3.8)
                                       ----    --------    ---------      -------        --------
Other Comprehensive Income..........                                         42.4            42.4
                                                                                         --------
Comprehensive income................                                                        268.7
                                       ----    --------    ---------      -------        --------
BALANCE, DECEMBER 31, 2000..........   $2.5    $1,628.6    $   382.4      $  13.0        $2,026.5
                                       ====    ========    =========      =======        ========


          See accompanying notes to consolidated financial statements.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 2000, 1999, AND 1998

                                                                2000       1999        1998
                                                              --------   ---------   ---------
                                                                      ($ IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES (SEE NOTE 4):
Net income..................................................  $  226.4   $   247.5   $   163.5
Adjustments to reconcile net income to net cash provided by
  operating activities:
  Interest credited to policyholders' account balances......      93.1       105.0       110.6
  Universal life and investment-type product policy fee
     income.................................................    (127.4)     (143.5)     (123.6)
  Capitalization of deferred policy acquisition costs.......    (175.0)     (148.8)     (124.5)
  Amortization of deferred policy acquisition costs.........      78.7        70.3       122.0
  Provision for depreciation and amortization...............      33.2        31.5        41.4
  Provision for deferred federal income taxes...............      63.4        57.4        11.4
  Net realized gains on investments.........................     (44.4)     (122.2)     (168.7)
  Non-cash distributions from investments...................    (226.7)     (172.8)      (35.1)
  Change in other assets and accounts payable and other
     liabilities............................................     (45.4)      (26.4)      (32.7)
  Change in future policy benefits..........................      13.3        (3.7)      136.2
  Change in other policyholders' liabilities................       2.0        15.6        32.9
  Change in current federal income taxes payable............       2.3       103.8       (14.9)
  Initial cash transferred to the Closed Block..............        --          --       (46.9)
  Extraordinary loss on extinguishment of debt..............      56.8
  Contribution from the Closed Block........................     (42.8)      (44.8)       (5.7)
                                                              --------   ---------   ---------
Net cash (used in)/provided by operating activities.........  $  (92.5)  $   (31.4)  $    65.9
                                                              --------   ---------   ---------
CASH FLOWS FROM INVESTING ACTIVITIES:
Sales, maturities or repayments of:
  Fixed maturities..........................................  $  603.0   $   689.4   $   887.3
  Equity securities.........................................     514.2       328.1       177.4
  Mortgage loans on real estate.............................     377.7       132.9       424.4
  Real estate...............................................     149.0       350.7       578.3
  Other invested assets.....................................       1.6        18.7        46.0
Acquisitions of investments:
  Fixed maturities..........................................    (629.3)     (830.0)   (1,479.7)
  Equity securities.........................................    (127.6)     (152.0)     (230.5)
  Mortgage loans on real estate.............................    (251.6)     (412.0)     (422.4)
  Real estate...............................................     (43.0)      (44.5)      (39.5)
  Other invested assets.....................................     (53.8)      (20.6)       (2.1)
  Policy loans, net.........................................     (11.7)       (7.8)      (17.8)
  Other, net................................................    (150.0)       60.3         8.8
  Property & equipment, net.................................     (54.8)      (22.5)      (30.9)
  Acquisition of subsidiaries, net of cash acquired.........        --          --       (46.0)
                                                              --------   ---------   ---------
Net cash provided by/(used in) investing activities.........  $  323.7   $    90.7   $  (146.7)
                                                              ========   =========   =========

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 2000, 1999, AND 1998

                                                                2000       1999        1998
                                                              --------   ---------   ---------
                                                                      ($ IN MILLIONS)
CASH FLOWS FROM FINANCING ACTIVITIES:
Issuance of debt............................................  $  215.0   $      --   $      --
Repayments of debt..........................................    (301.3)      (84.8)      (61.3)
Receipts from annuity and universal life policies credited
  to policyholders' account balances........................   2,265.1     1,851.5     1,254.0
Return of policyholders' account balances on annuity
  policies and universal life policies......................  (2,275.9)   (1,863.6)   (1,377.0)
Capital Contribution........................................      65.0          --       22.19
Dividends paid to shareholders..............................    (100.0)         --          --
Net cash provided/(used in) by financing activities.........    (132.1)      (96.9)       37.6
                                                              --------   ---------   ---------
Net increase/(decrease) in cash and cash equivalents........      99.1       (37.6)      (43.2)
Cash and cash equivalents, beginning of year................     232.6       270.2       313.4
                                                              --------   ---------   ---------
Cash and cash equivalents, end of year......................  $  331.7   $   232.6   $   270.2
                                                              ========   =========   =========
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
CASH PAID DURING THE PERIOD FOR:
Income taxes................................................  $   93.3   $    20.1   $    97.4
Interest....................................................  $   25.6   $    20.3   $    20.3

          See accompanying notes to consolidated financial statements.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND DESCRIPTION OF BUSINESS:

     On November 16, 1998, pursuant to its Plan of Reorganization (the "Plan") which was approved by the New York Superintendent of Insurance on the same day (the "Plan Effective Date"), The Mutual Life Insurance Company of New York ("MONY") converted from a mutual life insurance company to a stock life insurance company (the "Demutualization") and became a wholly owned subsidiary of The MONY Group Inc., (the "MONY Group" or the "Holding Company"), a Delaware corporation organized on June 24, 1997 for the purpose of becoming the parent holding company of MONY. In connection with the Plan, MONY established a closed block, as more fully discussed in Note 3, to fund the guaranteed benefits and dividends of certain participating insurance policies and eligible policyholders received cash, policy credits, or shares of common stock of the MONY Group in exchange for their membership interests in MONY (see Note 4). Also, on November 16, 1998, the MONY Group consummated an initial public offering (the "Offerings") of approximately 12.9 million shares of its common stock (see Note
4) and MONY changed its name to MONY Life Insurance Company (MONY Life Insurance Company and its subsidiaries are hereafter collectively referred to as "MONY Life"). The shares of common stock issued in the Offerings are in addition to approximately 34.3 million shares of common stock of the MONY Group distributed to the aforementioned eligible policyholders. The Plan and the Offerings are hereafter collectively referred to as the "Transaction." See Note 4. During 1999, the Company increased its number of shares authorized and outstanding from
2.0 million to 2.5 million in order to comply with statutory requirement.

     MONY Life and its subsidiaries (hereafter collectively referred to as the "Company"), is primarily engaged in the business of providing a wide range of life insurance, annuity, and investment products to higher income individuals, particularly family builders, pre-retirees, and small business owners (see Note
5). The Company distributes its products primarily through its career agency sales force and various complementary distribution channels. These include sales of mutual funds sold by Enterprise Capital Management through third-party broker dealers, sales of protection products through brokerage general agencies, sales of corporate-owned life insurance ("COLI") products by the Company's corporate marketing team and sales of a variety of financial products and services through the Company's Trusted Securities Advisors Corp. subsidiary. The Company primarily sells its products in all 50 of the United States, the District of Columbia, the U.S. Virgin Islands, Guam and the Commonwealth of Puerto Rico.

     In 2001, the MONY Group Inc. acquired two new subsidiaries, Advest Group Inc. ("Advest") and Matrix Capital Markets Group ("Matrix").

2. INVESTMENT AGREEMENT:

     On December 30, 1997, affiliates of Goldman, Sachs & Co. (the "Investors"), one of the underwriters for the Offerings, entered into an investment agreement with MONY (the "Investment Agreement"), pursuant to which: (i) the Investors purchased, for $115.0 million (the "Consideration"), Surplus Notes issued by MONY (the "MONY Notes") with an aggregate principal amount equal to the Consideration (see Note 16), and (ii) the Investors purchased, for $10.0 million, warrants (the "Warrants") to purchase from the Holding Company (after giving effect to the initial public offering) in the aggregate 7.0% of the fully diluted Common Stock as of the first date following such effectiveness on which shares of Common Stock were first issued to Eligible Policyholders (December 24, 1998).

3. THE CLOSED BLOCK:

     On November 16, 1998, the Company established a closed block (the "Closed Block") of certain participating insurance policies as defined in the Plan (the "Closed Block Business"). In conjunction therewith, the Company allocated assets to the Closed Block expected to produce cash flows which,

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES together with anticipated revenues from the Closed Block Business, are reasonably expected to be sufficient to support the Closed Block Business, including but not limited to, provision for payment of claims and surrender benefits, certain expenses and taxes, and for continuation of current payable dividend scales in effect at the date of Demutualization, assuming the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. The assets allocated to the Closed Block and the aforementioned revenues inure solely to the benefit of the owners of policies included in the Closed Block.

     The assets and liabilities allocated to the Closed Block are recorded in the Company's financial statements at their historical carrying values. The carrying value of the assets allocated to the Closed Block are less than the carrying value of the Closed Block liabilities at the Plan Effective Date. The excess of the Closed Block liabilities over the Closed Block assets at the Plan Effective Date represents the total estimated future post-tax contribution expected to emerge from the operation of the Closed Block, which will be recognized in the Company's income over the period the policies and the contracts in the Closed Block remain in force.

     To the extent that the actual cash flows, subsequent to the Plan Effective Date, from the assets allocated to the Closed Block and the Closed Block Business are, in the aggregate, more favorable than assumed in establishing the Closed Block, total dividends paid to the Closed Block policyholders in future years will be greater than the total dividends that would have been paid to such policyholders if the current payable dividend scales had been continued. Conversely, to the extent that the actual cash flows, subsequent to the Plan Effective Date, from the assets allocated to the Closed Block and the Closed Block Business are, in the aggregate, less favorable than assumed in establishing the Closed Block, total dividends paid to the Closed Block policyholders in future years will be less than the total dividends that would have been paid to such policyholders if the current payable dividend scales had been continued. Accordingly, the recognition of the aforementioned estimated future post-tax contribution expected to emerge from the operation of the Closed Block is not affected by the aggregate actual experience of the Closed Block assets and the Closed Block Business subsequent to the Plan Effective Date, except in the unlikely event that the Closed Block assets and the actual experience of the Closed Block Business subsequent to the Plan Effective Date are not sufficient to pay the guaranteed benefits on the Closed Block Policies, in which case the Company will be required to fund any such deficiency from its general account assets outside of the Closed Block.

     In addition, MONY has undertaken to reimburse the Closed Block from its general account assets outside the Closed Block for any reduction in principal payments due on the Series A Notes (which have been allocated to the Closed Block) pursuant to the terms thereof, as described in Note 10. Since the Closed Block has been funded to provide for payment of guaranteed benefits and the continuation of current payable dividends on the policies included therein, it will not be necessary to use general funds to pay guaranteed benefits unless the Closed Block Business experiences very substantial ongoing adverse experience in investment, mortality, persistency or other experience factors. The Company regularly (at least quarterly) monitors the experience from the Closed Block and may make changes to the dividend scale, when appropriate, to ensure that the profits are distributed to the Closed Block policyholders in a fair and equitable manner. In addition, periodically the New York Insurance Department requires the filing of an independent auditor's report on the operations of the Closed Block.

     The results of the Closed Block are presented as a single line item in the Company's statements of income entitled, "Contribution from the Closed Block." Prior to the establishment of the Closed Block the results of the assets and policies comprising the Closed Block were reported in various line items in the Company's income statements, including: premiums, investment income, net realized gains and losses on investments, benefits, amortization of deferred policy acquisition costs, etc. In addition, all

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES assets and liabilities allocated to the Closed Block will be reported in the Company's balance sheet separately under the captions "Closed Block assets" and "Closed Block liabilities", respectively. Accordingly, certain line items in the Company's financial statements subsequent to the establishment of the Closed Block reflect material reductions in reported amounts, as compared to years prior to the establishment of the Closed Block, while having no effect on net income. See Note 4, New Accounting Pronouncements.

     The pre-tax Contribution from the Closed Block includes only those revenues, benefit payments, dividends, premium taxes, state guaranty fund assessments, and investment expenses considered in funding the Closed Block. However, many expenses associated with operating the Closed Block and administering the policies included therein were excluded from and, accordingly, are not funded in the Closed Block. These expenses are reported in the Company's statement of operations, outside of the Contribution from the Closed Block, consistent with how they are funded. Such expenses are reported in the separate line items to which they apply based on the nature of such expenses. Federal income taxes applicable to the Closed Block, which are funded in the Closed Block, are reflected as a component of federal income tax expense in the Company's statement of operations. Since many expenses related to the Closed Block are funded outside the Closed Block, operating costs and expenses outside the Closed Block are disproportionate to the level of business outside the Closed Block.

4. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

  Basis of Presentation

     The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. In the opinion of management these statements include all normal recurring adjustments necessary to present fairly the financial position, results of operations and cash flows of the Company for the periods presented. Actual results could differ significantly from those estimates. The most significant estimates made in conjunction with the preparation of the Company's financial statements include those used in determining (i) deferred policy acquisition costs, (ii) the liability for future policy benefits, and (iii) valuation allowances for mortgage loans and real estate to be disposed of, and impairment writedowns for real estate held for investment and other invested assets. Certain reclassifications have been made in the amounts presented for prior periods to conform those periods to the current presentation.

  Principles of Consolidation

     The accompanying consolidated financial statements include the accounts of the Company and those partnerships in which the Company has a majority voting interest. All significant intercompany accounts and transactions have been eliminated.

     Minority interest related to partnerships that are consolidated, which is included in Accounts Payable and Other Liabilities, amounted to $0.0 million and $17.4 million at December 31, 2000 and 1999, respectively.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Transaction

     Net proceeds from the Offerings totaled $282.5 million. Approximately $60.6 million of the net proceeds were retained by the MONY Group and the balance of approximately $221.9 million was contributed to MONY Life.

     Of the net proceeds contributed by the MONY Group to MONY Life, approximately $168.2 million is for use by MONY Life in its general operations, approximately $13.2 million was used to fund policy credits required to be credited to Eligible Policyholders pursuant to the Plan, and $40.5 million represents a reimbursement for the estimated after-tax cost of expenses incurred by MONY Life to effect the Demutualization, as required by the New York Insurance Law.

     Of the net proceeds retained by the MONY Group, approximately $2.5 million was used to pay cash to Eligible Policyholders who received cash as described in the Plan (other than pursuant to an expression of a preference to receive cash), $10.0 million is for working capital for the MONY Group, $30.0 million is to be used to pay dividends on the MONY Group's common stock and $18.1 million was used by the MONY Group to pay cash to eligible policyholders pursuant to an expression of a preference to receive cash in accordance with the Plan.

     In connection with the Demutualization on the Plan Effective Date, eligible policyholders received, in the aggregate, approximately $20.6 million of cash, $13.2 million of policy credits and 34.3 million shares of common stock of the MONY Group in exchange for their membership interests in MONY. In conjunction with the Offerings, approximately 12.9 million shares of the common stock of MONY Group were issued at an initial public offering of $23.50 per share. The Demutualization was accounted for as a reorganization. Accordingly, the Company's retained earnings at the Plan Effective Date (net of the aforementioned cash payments and policy credits which were charged directly to retained earnings) were reclassified to "Common stock" and "Capital in excess of par."

     In addition, the capital of the MONY Group includes $10.0 million relating to the Warrants (see Note 2), which as a subsidiary of MONY prior to the Plan Effective Date, was recorded in MONY's consolidated financial statements as minority interest.

  Valuation of Investments and Realized Gains and Losses

     All of the Company's fixed maturity securities are classified as available-for-sale and are reported at estimated fair value. The Company's equity securities are comprised of investments in common stocks and limited partnership interests. The Company's investments in common stocks are classified as available-for-sale and are reported at estimated fair value. The Company accounts for its investments in limited partnership interests in accordance with the equity method of accounting or the cost method of accounting depending upon the Company's percentage of ownership of the partnership and the date it was acquired. In general, partnership interests acquired after May 18, 1995 are accounted for in accordance with the equity method of accounting if the Company's ownership interest exceeds 3 percent, whereas, if the partnership was acquired prior to May 18, 1995, the equity method would be applied only if the Company's ownership interest exceeded 20 percent. In all other circumstances the Company accounts for its investment in limited partnership interests in accordance with the cost method. Unrealized gains and losses on fixed maturity securities and common stocks are reported as a separate component of other comprehensive income, net of deferred income taxes and an adjustment for the effect on deferred policy acquisition costs that would have occurred if such gains and losses had been realized. The cost of fixed maturity securities and common stock is adjusted for impairments in value deemed to be other than temporary. These adjustments are reflected as realized losses on investments. Realized gains and losses on sales of investments are determined on the basis of specific identification.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Mortgage loans on real estate are stated at their unpaid principal balances, net of valuation allowances. Valuation allowances are established for the excess of the carrying value of a mortgage loan over its estimated fair value when the loan is considered to be impaired. Mortgage loans are considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. Estimated fair value is based on either the present value of expected future cash flows discounted at the loan's original effective interest rate, or the loan's observable market price (if considered to be a practical expedient), or the fair value of the collateral if the loan is collateral dependent and if foreclosure of the loan is considered probable. The provision for loss is reported as a realized loss on investment. Loans in foreclosure and loans considered to be impaired, other than restructured loans, are placed on non-accrual status. Interest received on non-accrual status mortgage loans is included in investment income in the period received. Interest income on restructured mortgage loans is accrued at the restructured loans' interest rate.

     Real estate held for investment, as well as related improvements, are generally stated at cost less depreciation. Depreciation is determined using the straight-line method over the estimated useful life of the asset (which may range from 5 to 40 years). Cost is adjusted for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. In performing the review for recoverability, management estimates the future cash flows expected from real estate investments, including the proceeds on disposition. If the sum of the expected undiscounted future cash flows is less than the carrying amount of the real estate, an impairment loss is recognized. Impairment losses are based on the estimated fair value of the real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired in satisfaction of debt is recorded at estimated fair value at the date of foreclosure. Real estate that management intends to sell is classified as "to be disposed of." Real estate to be disposed of is reported at the lower of its current carrying value or estimated fair value less estimated sales costs. Changes in reported values relating to real estate to be disposed of and impairments of real estate held for investment are reported as realized gains or losses on investments.

     Policy loans are carried at their unpaid principal balances. Cash and cash equivalents include cash on hand, amounts due from banks and highly liquid debt instruments with an original maturity of three months or less.

  Recognition of Insurance Revenue and Related Benefits

     Premiums from participating and non-participating traditional life, health and annuity policies with life contingencies are recognized as premium income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

     Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenue from these types of products consist of amounts assessed during the period against policyholders' account balances for policy administration charges, cost of insurance and surrender charges and mortality and expense charges on variable contracts. Policy benefits charged to expense include benefit claims incurred in the period in excess of the related policyholders' account balance.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Deferred Policy Acquisition Costs ("DAC")

     The costs of acquiring new business, principally commissions, underwriting, agency, and policy issue expenses, all of which vary with and are primarily related to the production of new business, are deferred.

     For participating traditional life policies, DAC is amortized over the expected life of the contracts (30 years) as a constant percentage based on the present value of estimated gross margins expected to be realized over the life of the contracts using the expected investment yield. At December 31, 2000, the expected investment yield for the Closed Block was 7.29% for the year 2000 with subsequent years grading down to an ultimate aggregate yield of 7.12% in year 2013. The expected investment yield was 7.50% for participating traditional life policies issued subsequent to the creation of the Closed Block. Estimated gross margins include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends.

     For universal life products and investment-type products, DAC is amortized over the expected life of the contracts (ranging from 15 to 30 years) as a constant percentage based on the present value of estimated gross profits expected to be realized over the life of the contracts using the initial locked in discount rate. For non-participating term policies, DAC is amortized over the expected life of the contracts (ranging from 10 to 20 years) in proportion to premium revenue recognized. The discount rate for all products is 8%. Estimated gross profits arise principally from investment results, mortality and expense margins and surrender charges.

     DAC is subject to recoverability testing at the time of policy issuance and loss recognition testing at the end of each accounting period. The effect on the amortization of DAC of revisions in estimated experience is reflected in earnings in the period such estimates are revised. In addition, the effect on the DAC asset that would result from the realization of unrealized gains (losses) is recognized through an offset to Other Comprehensive Income as of the balance sheet date.

  Future Policy Benefits and Policyholders' Account Balances

     Future policy benefit liabilities for participating traditional life policies are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Dividend fund interest assumptions range from 2.0 percent to
5.5 percent.

     Policyholders' account balances for universal life and investment-type contracts represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals. The weighted average interest crediting rate for universal life products was approximately 5.9%, 5.6% and 6.0% for the years ended December 31, 2000, 1999, and 1998, respectively. The weighted average interest crediting rate for investment-type products was approximately 4.9%, 5.1% and 5.2% for the years ended December 31, 2000, 1999, and 1998, respectively.

  Dividends to Policyholders

     Dividends to policyholders, which are substantially all on the Closed Block Business (see Note 3) are determined annually by the Board of Directors of MONY Life. The aggregate amount of policyholders' dividends is related to actual interest, mortality and morbidity for the year.

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                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Participating Business

     At December 31, 2000 and 1999, participating business, substantially all of which is in the Closed Block, represented approximately 53.3% and 63.5% of the Company's life insurance in force, and 74.4% and 81.2% of the number of life insurance policies in force, respectively. For each of the years ended December 31, 2000 and 1999, participating business, represented approximately 91.6% and 95.9%, respectively, of life insurance premiums.

  Property, Equipment, and Leasehold Improvements

     Property, equipment and leasehold improvements, which are reported in Other Assets, are stated at cost less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets which generally range from 3 to 40 years. Amortization of leasehold improvements is determined using the straight-line method over the lesser of the unexpired lease term or the estimated useful life of the improvement.

     Accumulated depreciation of property and equipment and amortization of leasehold improvements was $46.7 million and $38.4 million at December 31, 2000 and 1999, respectively. Related depreciation and amortization expense was $18.1 million, $16.6 million, and $11.4 million for the years ended December 31, 2000, 1999, and 1998, respectively.

  Federal Income Taxes

     The Company files a consolidated federal income tax return with its life and non-life affiliates except Sagamore Financial Corporation and its subsidiaries. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

  Reinsurance

     The Company has reinsured certain of its life insurance and investment contracts with other insurance companies under various agreements. Amounts due from reinsurers are estimated based on assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reserve credits. Gains on reinsurance are deferred and amortized into income over the remaining life of the underlying reinsured contracts.

     In determining whether a reinsurance contract qualifies for reinsurance accounting, Statement of Financial Accounting Standards ("SFAS") No. 113 "Accounting and reporting for reinsurance of short-duration and long-duration contracts" requires that there be a "reasonable possibility" that the reinsurer may realize a "significant loss" from assuming insurance risk under the contract. In making this assessment, the Company projects the results of the policies reinsured under the contract under various scenarios and assesses the probability of such results actually occurring. The projected results represent the present value of all the cash flows under the reinsurance contract. The Company generally defines a "reasonable possibility" as having a probability of at least 10%. In assessing whether the projected results of the reinsured business constitute a "significant loss", the Company considers: (i) the ratio of the aggregate projected loss, discounted at an appropriate rate of interest (the "aggregate projected loss"), to an estimate of the reinsurer's investment in the contract, as hereafter defined, and (ii) the ratio of the aggregate projected loss to an estimate of the total premiums to be received by the reinsurer under the contract discounted at an appropriate rate of interest.

     The reinsurer's investment in a reinsurance contract consists of amounts paid to the ceding company at the inception of the contract (e.g. expense allowances and the excess of liabilities assumed by the reinsurer over the assets transferred to the reinsurer under the contract) plus the amount of

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                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

capital required to support such business consistent with prudent business practices, regulatory requirements, and the reinsurer's credit rating. The Company estimates the capital required to support such business based on what it considers to be an appropriate level of risk-based capital in light of regulatory requirements and prudent business practices.

  Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent that the value of such assets exceeds the separate account liabilities. Investments held in separate accounts and liabilities of the separate accounts are reported separately as assets and liabilities. Substantially all separate account assets are reported at estimated fair value. Investment income and gains or losses on the investments of separate accounts accrue directly to contractholders and, accordingly, are not reflected in the Company's consolidated statements of income and cash flows. Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues.

  Consolidated Statements of Cash Flows--Non-cash Transactions

     For the years ended December 31, 2000, 1999, and 1998, respectively, real estate of $0.5 million, $27.0 million, and $5.0 million was acquired in satisfaction of debt (including the Closed Block of $22.0 million). At December 31, 2000 and 1999, the Company owned real estate acquired in satisfaction of debt of $41.5 million and $121.0 million, respectively. Other non-cash transactions, which are reflected in the statement of cash flows as a reconciling item from net income to net cash provided by operating activities, consisted primarily of stock distributions from the Company's partnership investments and payment-in-kind for interest due on certain fixed maturity securities.

  Extraordinary Item Repurchase of Surplus Notes

     For the year ended December 31, 2000, the Company reported an extraordinary charge of $37.7 after tax ($58.1 million pre-tax) million. The charge in 2000 represents the cost incurred by the company in connection with the repurchase of the $115.0 million face amount 9.5% coupon surplus notes, and $123.0 million face amount of its $125.0 million face amount 11.25% coupon surplus notes that were outstanding at December 31, 1999.

  Demutualization Expenses

     The charge reflected in 1999 represented expenses incurred in connection with the Company's commission-free sale and purchase program (the "Program") offered to shareholders pursuant to the Plan. The Program commenced August 17, 1999 and ended on November 17, 1999. Pursuant to the Program, shareholders who owned fewer than 100 shares could sell all of their shares or purchase additional shares to round up to 100 shares without incurring commissions. The costs incurred in 1998 primarily included the fees of financial, legal, actuarial and accounting advisors to the Company and to the New York Insurance Department, as well as printing and postage for communication with policyholders incurred in connection with the Demutualization.

  New Accounting Pronouncements

     In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." SFAS 133 requires all derivatives to be recognized in the statement of financial position as either assets or liabilities and measured at fair value. The corresponding derivative gains and losses

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                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

should be reported based on the hedge relationship that exists, if there is one. Changes in the fair value of derivatives that are not designated as hedges or that do not meet the hedge accounting criteria in SFAS 133, are required to be reported in earnings. SFAS 133, as amended by SFAS 137, is effective for all fiscal quarters of the fiscal years beginning after June 15, 2000. SFAS 137 delayed the effective date of SFAS 133 by one year. Adoption of this standard will have no material effect on the Company's earnings or financial position.

     On December 26, 2000 the American Institute of Certified Public Accountants issued Statement of Position 00-3, "Accounting by Insurance Enterprises for Demutualizations and Formations of Mutual Insurance Holding Companies for Certain Long-Duration Participating Contracts" (SOP 00-3). SOP 00-3 provides guidance with respect to accounting for demutualizations and requires, among other things, that, (i) Closed Block assets, liabilities, revenues, and expenses should be displayed in financial statements combined with all other assets, liabilities, revenues, and expenses outside the Closed Block, and (ii) demutualization expenses be classified as a single line item within income from continuing operations. The guidance in SOP-03 requires restatement of financial statements presented for years prior to its issuance and is effective for fiscal years beginning after December 15, 2000, except as it pertains to demutualization expenses which is effective immediately. Accordingly, the consolidated statements of income and comprehensive income and related per share amounts for 1999 and 1998 have been restated from those reported in the Company's prior year to reflect the reclassification of demutualization expenses and related tax effects of $2.0 million in 1999 and $34.3 million in 1998 from extraordinary items to a separate line item entitled "Demutualization expenses." The adoption of the remaining provisions of this SOP will not have any impact on the Company's financial position or results of operations.

     In September 2000, the FASB issued SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, a replacement of SFAS No. 125." SFAS No. 140 specifies the accounting and reporting requirements for securitizations and other transfers of financial assets and collateral, recognition and measurement of servicing assets and liabilities and the extinguishment of liabilities. SFAS No. 140 is effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001 and is to be applied prospectively with certain exceptions. This statement is effective for recognition and reclassification of collateral and for disclosures relating to securitization transactions and collateral for fiscal years ending after December 15, 2000. Adoption of the new requirements is not expected to have a significant impact on the Company's consolidated financial position or earnings.

     In December 1999, the staff of the Securities and Exchange Commission (the "SEC") issued Staff Accounting Bulletin ("SAB") No. 101, "Revenue Recognition in Financial Statements," which was effective fourth quarter 2000. SAB No. 101 addresses revenue recognition issues; its implementation did not have a material impact on the Company's consolidated financial position or statement of earnings.

5. SEGMENT INFORMATION:

     The Company's business activities consist of the following: protection product operations, accumulation product operations, mutual fund operations, securities broker-dealer operations, insurance brokerage operations, and certain insurance lines of business no longer written by the Company (the "run-off businesses"). These business activities represent the Company's operating segments. Except as discussed below, these segments are managed separately because they either provide different products or services, are subject to different regulation, require different strategies, or have different technology requirements.

     Management considers the Company's mutual fund operations to be an integral part of the products offered by the Company's accumulation products segment, since substantially all the mutual

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES funds sold by the Company are offered through, and in conjunction with, the products marketed by the accumulation products segment. Accordingly, for management purposes (including, performance assessment and making decisions regarding the allocation of resources), the Company aggregates its mutual fund operations with its accumulation products segment.

     Of the aforementioned segments, only the protection products segment and the accumulation products segment qualify as reportable segments in accordance with FASB Statement No. 131. All of the Company's other segments are combined and reported in an other products segment.

     Products comprising the protection products segment primarily include a wide range of insurance products, including: whole life, term life, universal life, variable universal life, corporate-owned life insurance, last survivor variable universal life, last survivor universal life, group universal life and special-risk products. In addition, included in the protection products segment are: (i) the assets and liabilities transferred pursuant to the Group Pension Transaction, as well as the Group Pension Profits (see Note 10), (ii) the Closed Block assets and liabilities, as well as the Contribution from the Closed Block and (iii) the Company's disability income insurance business. Products comprising the accumulation products segment primarily include flexible premium variable annuities, single premium deferred annuities, immediate annuities, proprietary mutual funds, investment management services, and certain other financial services products. The Company's other products segment primarily consists of the securities broker-dealer operation, the insurance brokerage operation, and the run-off businesses. The securities broker-dealer operation markets the Company's proprietary investment products and, in addition, provides customers of the Company's protection and accumulation products access to other non-proprietary investment products (including stocks, bonds, limited partnership interests, tax-exempt unit investment trusts and other investment securities). The insurance brokerage operation provides the Company's field agency force with access to life, annuity, small group health and specialty insurance products written by other carriers to meet the insurance and investment needs of its customers. The run-off businesses primarily consist of group life and health business, as well as group pension business that was not included in the Group Pension Transaction (see Note 10).

     Set forth in the table below is certain financial information with respect to the Company's operating segments as of and for each of the years ended December 31, 2000, 1999 and 1998, as well as amounts not allocated to the segments. Except for various allocations discussed below, the accounting policies of the segments are the same as those described in the summary of significant accounting policies. The Company evaluates the performance of each operating segment based on profit or loss from operations before income taxes and nonrecurring items (e.g. items of an unusual or infrequent nature). The Company does not allocate certain non-recurring items to the segments. In addition, substantially all segment revenues are from external sources.

     Assets have been allocated to the segments in amounts sufficient to support the associated liabilities of each segment. In addition, capital is allocated to each segment in amounts sufficient to maintain a targeted regulatory risk-based capital ("RBC") level for each segment (see Note 19). Allocations of net investment income and net realized gains on investments were based on the amount of assets allocated to each segment. Other costs and operating expenses were allocated to each of the segments based on: (i) a review of the nature of such costs, (ii) time studies analyzing the amount of employee compensation costs incurred by each segment, and (iii) cost estimates included in the Company's product pricing. Substantially all non-cash transactions and impaired real estate (including real estate acquired in satisfaction of debt) have been allocated to the Protection Products segment (see Note 4).

     Amounts reported as "reconciling amounts" in the table below primarily relate to: (i) contracts issued by MONY Life relating to its employee benefit plans, (ii) a one-time restructuring charge in 1999

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES of $59.7 million pre-tax relating to the Company's early retirement program (see
Note 22) and (iii) demutualization expenses incurred in 1999 and 1998.

                     SEGMENT SUMMARY FINANCIAL INFORMATION

                                                       2000         1999        1998
                                                     ---------    ---------   ---------
                                                              ($ IN MILLIONS)
PREMIUMS:
Protection Products................................  $   103.3    $    82.0   $   602.2
Accumulation Products..............................        1.3          0.9         2.6
Other Products.....................................       13.5         13.4        16.9
                                                     ---------    ---------   ---------
                                                     $   118.1    $    96.3   $   621.7
                                                     =========    =========   =========
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY
  FEES:
Protection Products................................  $   134.8    $   122.3   $    86.2
Accumulation Products..............................       70.0         73.3        64.1
Other Products.....................................        1.0          0.7         1.3
                                                     ---------    ---------   ---------
                                                     $   205.8    $   196.3   $   151.6
                                                     =========    =========   =========
NET INVESTMENT INCOME AND NET REALIZED GAINS
  (LOSSES) ON INVESTMENTS:
Protection Products................................  $   408.0    $   445.1   $   655.5
Accumulation Products..............................      124.9        132.4       136.3
Other Products.....................................       68.9         67.3        63.0
Reconciling amounts................................       17.9          2.3         2.2
                                                     ---------    ---------   ---------
                                                     $   619.7    $   647.1   $   857.0
                                                     =========    =========   =========
OTHER INCOME:
Protection Products(1)(7)..........................  $    98.3    $   123.0   $    85.5
Accumulation Products..............................      120.2         95.1        72.8
Other Products.....................................       77.4         80.7        61.1
Reconciling amounts................................        5.1          4.8         5.7
                                                     ---------    ---------   ---------
                                                     $   301.0    $   303.6   $   225.1
                                                     =========    =========   =========
AMORTIZATION OF DEFERRED POLICY ACQUISITION COSTS:
Protection Products................................  $    50.4    $    39.6   $    92.4
Accumulation Products..............................       28.3         30.7        29.6
                                                     ---------    ---------   ---------
                                                     $    78.7    $    70.3   $   122.0
                                                     =========    =========   =========
BENEFITS TO POLICYHOLDERS:(2)
Protection Products................................  $   161.4    $   141.7   $   663.4
Accumulation Products..............................       68.2         73.7        79.6
Other Products.....................................       31.5         33.7        41.6
Reconciling amounts................................        7.6          4.5         7.9
                                                     ---------    ---------   ---------
                                                     $   268.7    $   253.6   $   792.5
                                                     =========    =========   =========

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                       2000         1999        1998
                                                     ---------    ---------   ---------
                                                              ($ IN MILLIONS)
OTHER OPERATING COSTS AND EXPENSES:
Protection Products................................  $   262.2    $   277.4   $   287.1
Accumulation Products..............................      120.0        105.7        84.4
Other Products.....................................      100.3         93.1        80.2
Reconciling amounts(11)............................       13.3         62.4        27.2
                                                     ---------    ---------   ---------
                                                     $   495.8    $   538.6   $   478.9
                                                     =========    =========   =========
INCOME BEFORE INCOME TAXES:
Protection Products................................  $   278.1    $   315.0   $   193.7
Accumulation Products..............................       98.4         89.6        80.5
Other Products.....................................       27.7         34.1        19.2
Reconciling amounts................................       (5.4)       (59.8)      (27.2)
                                                     ---------    ---------   ---------
                                                     $   398.8    $   378.9   $   266.2
                                                     =========    =========   =========
ASSETS:
Protection Products(3)(8)                            $16,239.0    $16,181.4   $16,580.9
Accumulation Products..............................    5,593.5      6,175.0     6,171.3
Other Products.....................................    1,060.8      1,187.6     1,256.2
Reconciling amounts................................    1,309.0      1,176.1       890.9
                                                     ---------    ---------   ---------
                                                     $24,202.3    $24,720.1   $24,889.3
                                                     =========    =========   =========
DEFERRED POLICY ACQUISITION COSTS:
Protection Products(9).............................  $ 1,064.3    $ 1,094.9   $   857.6
Accumulation Products..............................      145.4        153.3       136.7
                                                     ---------    ---------   ---------
                                                     $ 1,209.7    $ 1,248.2   $   994.3
                                                     =========    =========   =========
POLICYHOLDERS' LIABILITIES:
Protection Products(4)(10).........................  $10,290.7    $10,231.7   $10,267.0
Accumulation Products..............................    1,060.0      1,236.3     1,318.6
Other Products.....................................      381.4        418.9       455.6
Reconciling amounts................................       17.7         17.4        17.4
                                                     ---------    ---------   ---------
                                                     $11,749.8    $11,904.3   $12,058.6
                                                     =========    =========   =========
SEPARATE ACCOUNT LIABILITIES:(5)
Protection Products(6).............................  $ 3,939.5    $ 3,843.5   $ 4,056.8
Accumulation Products..............................    4,072.9      4,548.9     4,452.6
Other Products.....................................      499.5        604.2       621.9
Reconciling amounts................................      770.1        832.3       776.4
                                                     ---------    ---------   ---------
                                                     $ 9,282.0    $ 9,828.9   $ 9,907.7
                                                     =========    =========   =========

---------------
 (1) Includes Group Pension Profits of $37.1 million, $63.0 million and $56.8 million for the years ended December 31, 2000, 1999 and 1998, respectively. (See Note 10).

 (2) Includes interest credited to policyholders' account balances.

 (3) Includes assets transferred in the Group Pension Transaction of $4,927.7 million, $5,109.8 million and $5,751.8 million as of December 31, 2000, 1999 and 1998, respectively.

 (4) Includes policyholder liabilities transferred in the Group Pension Transaction of $1,468.1 million, $1,645.7 million and $1,824.9 million as of December 31, 2000, 1999 and 1998 respectively.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

 (5) Each segment includes separate account assets in an amount not less than the corresponding liability reported.

 (6) Includes separate account liabilities transferred in the Group Pension Transaction of $3,416.7 million, $3,432.7 million and $3,829.6 million as of December 31, 2000, 1999 and 1998, respectively.

 (7) Includes $42.8 million, $44.8 million and $5.7 million relating to the Contribution from the Closed Block for the years ended December 31, 1999 and for period from November 16, 1998 through December 31, 1998 ended December 31, 2000 and 1999, respectively (see Note 3 and Note 20).

 (8) Includes Closed Block assets of $6,251.2 million, $6,182.1 million and $6,161.2 million as of December 31, 2000, 1999 and 1998, respectively (see
     Note 3 and Note 20).

 (9) Includes deferred policy acquisition costs allocated to the Closed Block of $552.6 million, $689.9 million and $554.6 million as of December 31, 2000, 1999 and 1998, respectively (see Note 3 and Note 20).

(10) Includes Closed Block policyholders' liabilities of $7,293.6 million and $7,241.0 million and $7,177.1 million as of December 31, 2000, 1999 and 1998, respectively (see Note 3 and Note 20).

(11) Includes demutualization expenses for the years ended December 31, 1999 and 1998 of $2.0 million and $27.2 million, respectively.

     Substantially all of the Company's revenues are derived in the United States. Revenue derived from outside the United States is not material and revenue derived from any single customer does not exceed 10 percent of total consolidated revenues.

     Following is a summary of revenues by product for the years ended December 31, 2000, 1999 and 1998:

                                                            2000      1999      1998
                                                           ------    ------    ------
                                                                ($ IN MILLIONS)
PREMIUMS:
Individual life(1).....................................    $102.8    $ 81.9    $602.5
Disability income insurance............................       0.5       0.6       0.2
Group insurance........................................      13.5      13.4      16.9
Other..................................................       1.3       0.4       2.1
                                                           ------    ------    ------
          Total........................................    $118.1    $ 96.3    $621.7
                                                           ======    ======    ======

UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY FEES:
Universal life.........................................    $ 69.0    $ 73.2    $ 55.4
Variable universal life................................      54.7      37.6      20.4
Group universal life...................................      11.1      11.5      10.4
Individual variable annuities..........................      69.7      72.8      63.4
Individual fixed annuities.............................       1.3       1.2       2.0
                                                           ------    ------    ------
          Total........................................    $205.8    $196.3    $151.6
                                                           ======    ======    ======

---------------
(1) Excludes revenues from individual life in the Closed Block of $582.4 million, $620.8 million and $100.1 million for the year ended December 31, 2000, 1999 and 1998 respectively.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

6. DEFERRED POLICY ACQUISITION COSTS:

     Policy acquisition costs deferred and amortized in 2000, 1999 and 1998 are as follows:

                                                           2000      1999       1998
                                                          ------    ------    --------
                                                                ($ IN MILLIONS)
Balance, beginning of year............................    $558.3    $439.7    $1,007.1
Balance transferred to the Closed Block at November
  16, 1998............................................        --        --      (562.3)
                                                          ------    ------    --------
                                                           558.3     439.7       444.8
                                                          ------    ------    --------
Cost deferred during the year.........................     190.8     148.7       124.7
Amortized to expense during the year..................     (78.7)    (70.3)     (122.0)
Effect on DAC from unrealized (gains) losses (see Note
  4)..................................................     (13.3)     40.2        (7.8)
                                                          ------    ------    --------
Balance, end of the year..............................    $657.1    $558.3    $  439.7
                                                          ======    ======    ========

7. PENSION PLANS AND OTHER POSTRETIREMENT BENEFITS:

  Pension Plans --

     The Company has a qualified pension plan covering substantially all of its salaried employees. The provisions of the plan provide both (a) defined benefit accruals based on (i) years of service, (ii) the employee's final average annual compensation and (iii) wage bases or benefits under Social Security and (b) defined contribution accruals based on a Company matching contribution equal to 100% of the employee's elective deferrals under the incentive savings plan for employees up to 3% of the employee's eligible compensation and an additional 2% of eligible compensation for each active participant. Effective June 15, 1999, prospective defined contribution accruals in the defined benefit plan ceased and were redirected to the Investment Plan Supplement for Employees. The Company did not make any contribution in the current year or prior year under Section 404 of the Internal Revenue Code ("IRC") because the plan was fully funded under
Section 412 of the IRC.

     During 1999, the Company amended its Qualified Pension plan which reduced certain benefit liabilities payable thereunder. The amendment resulted in a decrease of $27.0 million in the plan's projected benefit obligation.

     In July 1999, the Company offered special benefits to its employees who elected by August 15, 1999, voluntary termination of employment (special termination benefits). The special termination benefits represented benefits in excess of that which would normally be due to employees electing to retire early. These excess benefits were calculated based on grants of additional years of service and age used in the benefit calculation. All of the special termination benefits relating to the Company's qualified plan, which aggregated $30.6 million, will be paid from the Plan's assets. All the benefits paid relating to the Company's non-qualified plan, which aggregated $19.4 million, will be paid directly from the Company's assets. As a result of the aforementioned early retirement offer, the Company recorded a charge of $59.7 million in 1999 which included the aforementioned expenses in addition to severance and other related expenses and reflected this amount in Other Operating Costs and Expenses.

     The assets of the qualified pension plan are primarily invested in MONY Pooled Accounts which include common stock, real estate, private placement debt securities and bonds. At December 31, 2000 and 1999, $466.4 million and $495.7 million were invested in the MONY Pooled Accounts. Benefits of

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

$33.9 million, $40.4 million and $26.3 million were paid by this plan for the years ended December 31, 2000, 1999, and 1998, respectively.

     The Company also sponsors a non-qualified employee excess pension plan, which provides both defined benefits and defined contribution accruals in excess of Internal Revenue Service limits to certain employees. The benefits are based on years of service and the employees final average annual compensation. Pension benefits are paid from Company's general accounts.

  Postretirement Benefits--

     The Company provides certain health care and life insurance benefits for retired employees and field underwriters. The Company amortizes its postretirement transition obligation over a period of twenty years.

     Assumed health care cost trend rates typically have a significant effect on the amounts reported for health care plans. However, under the Company's postretirement healthcare plan, there is a per capita limit on the Company's healthcare costs, as a result, a one-percentage point change in the assumed healthcare cost trend rates would have an immaterial affect on amounts reported.

     The following presents the change in the benefit obligation, change in plan assets and other information with respect to the Company's qualified and non-qualified defined benefit pension plans and other benefits which represents the Company's postretirement benefit obligation:

                                                       PENSION BENEFITS     OTHER BENEFITS
                                                       -----------------   ----------------
                                                        2000      1999      2000      1999
                                                       -------   -------   -------   ------
                                                                 ($ IN MILLIONS)
CHANGE IN BENEFIT OBLIGATION:
Benefit obligation at beginning of year..............  $373.3    $398.3    $  97.7   $100.0
Service cost.........................................     6.1      11.7        1.2      2.0
Interest cost........................................    29.4      27.3        7.3      7.2
Curtailment gain.....................................    (2.0)     (3.8)        --       --
Terminated benefits..................................      --      50.0         --       --
Plan amendment.......................................      --     (27.0)        --       --
Actuarial loss/(gain)................................    18.9     (38.8)       5.8     (4.0)
Benefits paid........................................   (39.6)    (44.4)      (8.1)    (7.5)
                                                       ------    ------    -------   ------
Benefit obligation at end of year....................   386.1     373.3      103.9     97.7
                                                       ------    ------    -------   ------

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                       PENSION BENEFITS     OTHER BENEFITS
                                                       -----------------   ----------------
                                                        2000      1999      2000      1999
                                                       -------   -------   -------   ------
                                                                 ($ IN MILLIONS)
CHANGE IN PLAN ASSETS:
Fair value of plan assets at beginning of year.......  $498.0    $459.8    $    --   $   --
Actual return on plan assets.........................     9.1      77.4         --       --
Employer contribution................................     8.6       6.7        8.1      7.5
Benefits and expenses paid...........................   (45.8)    (45.9)      (8.1)    (7.5)
                                                       ------    ------    -------   ------
Fair value of plan assets at end of year.............   469.9     498.0         --       --
                                                       ------    ------    -------   ------
Funded status........................................    83.8     124.7     (103.9)   (97.7)
Unrecognized actuarial loss/(gain)...................     5.8     (57.2)      12.6      7.4
Unamortized transition obligation....................    (5.5)    (13.0)      36.7     39.4
Unrecognized prior service cost......................   (14.0)    (15.6)      (0.9)    (1.0)
                                                       ------    ------    -------   ------
Net amount recognized................................  $ 70.1    $ 38.9    $ (55.5)  $(51.9)
                                                       ======    ======    =======   ======
Amounts recognized in the statement of financial
  position consist of:
Prepaid benefit cost.................................  $123.0    $ 93.8    $    --   $   --
Accrued benefit liability............................   (52.9)    (55.0)     (55.5)   (51.9)
Intangible asset.....................................     2.4       0.1         --       --
Accumulated other comprehensive income...............    (2.4)       --         --       --
                                                       ------    ------    -------   ------
Net amount recognized................................  $ 70.1    $ 38.9    $ (55.5)  $(51.9)
                                                       ======    ======    =======   ======

     The Company's qualified plan had assets of $469.9 million and $498.0 million at December 31, 2000 and 1999, respectively. The projected benefit obligation and accumulated benefit obligation for the qualified plan were $318.3 million and $292.2 million at December 31, 2000 and $311.0 million and $285.4 million at December 31, 1999, respectively.

     The projected benefit obligation and accumulated benefit obligation for the non-qualified defined benefit pension plan, which is unfunded, were $67.8 million and $59.0 million at December 31, 2000 and $62.3 million and $55.0 million at December 31, 1999, respectively.

                                                            PENSION          OTHER
                                                            BENEFITS        BENEFITS
                                                          ------------    ------------
                                                          2000    1999    2000    1999
                                                          ----    ----    ----    ----
                                                                ($ IN MILLIONS)
WEIGHTED-AVERAGE ASSUMPTIONS AS OF DECEMBER 31:
Discount rate...........................................   7.5%    8.0%   7.5%    8.0%
Expected return on plan assets..........................  10.0%   10.0%    --      --
Rate of compensation increase...........................   5.0%    5.0%   5.0%    5.0%

     For measurements purposes, a 10% percent annual rate of increase in the per capita cost of covered health care benefits was assumed for 2001. The rate was assumed to decrease gradually to 6% percent for 2010 and remain at that level thereafter.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Components of net periodic benefit cost for the pension and other post-retirement plans are as follows:

                                              PENSION BENEFITS           OTHER BENEFITS
                                          ------------------------   ----------------------
                                           2000     1999     1998    2000    1999     1998
                                          ------   ------   ------   -----   -----    -----
                                                           ($ IN MILLIONS)
COMPONENTS OF NET PERIODIC BENEFIT COST
Service cost............................  $  6.1   $ 11.7   $ 14.4   $ 1.2   $ 2.0    $ 1.3
Interest cost...........................    29.4     27.3     26.3     6.5     7.2      6.4
Expected return on plan assets..........   (46.9)   (44.2)   (41.8)     --      --       --
Amortization of prior service cost......    (1.5)    (0.8)     1.0    (0.1)   (0.1)      --
Curtailment gain........................    (2.0)    (3.8)      --      --      --       --
Special termination benefits............      --     50.0       --      --      --       --
Recognized net actuarial loss...........    (0.2)      --       --      --     1.1      0.1
Amortization of transition items........    (7.9)    (7.5)    (7.5)    3.1     3.1      3.1
                                          ------   ------   ------   -----   -----    -----
Net periodic benefit cost...............  $(23.0)  $ 32.7   $ (7.6)  $10.7   $13.3    $10.9
                                          ======   ======   ======   =====   =====    =====

     The Company also has a qualified money purchase pension plan covering substantially all career field underwriters. Company contributions of 5% of earnings plus an additional 2% of such earnings in excess of the social security wage base are made each year. In addition, after-tax voluntary field underwriter contribution of up to 10% of earnings are allowed. At December 31, 2000 and 1999, the fair value of plan assets was $231.2 million and $250.3 million, respectively. For the years ended December 31, 2000, 1999, and 1998, the Company contributed $3.2 million, $3.1 million and $3.2 million to the plan, respectively, which amounts are reflected in Other Operating Costs and Expenses.

     The Company has a non-qualified defined contribution plan, which is unfunded. The non-qualified defined contribution plan projected benefit obligation which equaled the accumulated benefit obligation was $61.0 million and $62.2 million as of December 31, 2000 and 1999, respectively. The non-qualified defined contribution plan's net periodic expense was $7.2 million, $9.3 million and $6.6 million for the years ended December 31, 2000, 1999 and 1998, respectively.

     The Company also has incentive savings plans in which substantially all employees and career field underwriters are eligible to participate. The Company matches field underwriter contributions up to 2% of eligible compensation and may also make an additional profit sharing contribution for non-officer employees. As with the Employee Excess Plan, the Company also sponsors non-qualified excess defined contribution plans for both the field underwriter retirement plan and the incentive savings plan for field underwriters.

8. INCOME TAXES:

     The Holding Company files a consolidated income tax return with its life and non-life affiliates, except Sagamore Financial Corporation and its subsidiaries.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Income taxes have been calculated in accordance with the provisions of the Internal Revenue Code of 1986, as amended. A summary of the income tax expense (benefit) is presented below:

                                                            2000      1999      1998
                                                           ------    ------    ------
                                                                ($ IN MILLIONS)
Income tax (benefit) expense:
  Current..............................................    $ 82.1    $ 73.9    $ 84.6
  Deferred.............................................      52.7      57.5      18.1
                                                           ------    ------    ------
Income tax (benefit) expense before extraordinary
  item.................................................    $134.8    $131.4    $102.7
  Extraordinary item...................................     (20.3)       --        --
                                                           ------    ------    ------
     Total.............................................    $114.5    $131.4    $102.7
                                                           ======    ======    ======

     Income taxes reported in the consolidated statements of income are different from the amounts determined by multiplying the earnings before income taxes by the statutory federal income tax rate of 35%. The sources of the difference and the tax effects of each are as follows:

                                                            2000      1999      1998
                                                           ------    ------    ------
                                                                ($ IN MILLIONS)
Tax at statutory rate..................................    $139.6    $133.3    $102.7
Dividends received deduction...........................      (2.5)     (1.7)     (1.4)
Other..................................................      (2.3)     (0.2)      1.4
                                                           ------    ------    ------
Income tax expense before extraordinary item...........    $134.8    $131.4    $102.7
Extraordinary item.....................................     (20.3)       --        --
                                                           ------    ------    ------
Provision for income taxes.............................    $114.5    $131.4    $102.7
                                                           ======    ======    ======

     The Company's income tax returns for years through 1993 have been examined by the Internal Revenue Service ("IRS"). No material adjustments were proposed by the IRS as a result of these examinations. In the opinion of management, adequate provision has been made for any additional taxes which may become due with respect to open years.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The components of deferred tax liabilities and assets at December 31, 2000 and 1999 are reported in Accounts Payable and Other Liabilities in the balance sheet and are as follows:

                                                                 2000      1999
                                                                ------    ------
                                                                ($ IN MILLIONS)
Deferred policy acquisition costs...........................    $163.3    $145.0
Fixed maturities and equity securities......................      25.3      34.5
Other, net(1)...............................................      67.8      56.4
Nonlife subsidiaries........................................      17.2      17.2
                                                                ------    ------
Total deferred tax liabilities..............................     273.6     253.1
                                                                ------    ------
Policyholder and separate account liabilities...............     129.7     155.6
Accrued expenses............................................      48.6      50.8
Deferred compensation and benefits..........................      38.2      38.3
Real estate and mortgages...................................      (2.3)     25.3
                                                                ------    ------
Total deferred tax assets...................................     214.2     270.0
                                                                ------    ------
Net deferred tax (liability) asset..........................    $(59.4)    $16.9
                                                                ======    ======

---------------

(1) Includes $10.7 million and $3.8 million at December 31, 2000 and 1999 of deferred taxes relating to net unrealized gains on fixed maturity securities in the AEGON Portfolio (see Note 10).

     The Company is required to establish a valuation allowance for any portion of the deferred tax asset that management believes will not be realized. In the opinion of management, it is more likely than not that it will realize the benefit of the deferred tax assets and, therefore, no such valuation allowance has been established.

9. LEASES:

     The Company has entered into various operating lease agreements for office space, furniture and equipment. These leases have remaining non-cancelable lease terms in excess of one year. Total rental expense for these operating leases amounted to $29.7 million in 2000, $29.6 million in 1999, and $24.5 million in 1998. The future minimum rental obligations for the next five years and thereafter under these leases are: $34.3 million for 2001, $33.2 million for 2002, $30.6 million for 2003, $27.6 million for 2004, $25.6 million for 2005, and $154.2 million for the years thereafter.

10. THE GROUP PENSION TRANSACTION:

     On December 31, 1993 (the "Group Pension Transaction Date"), the Company entered into an agreement (the "Agreement") with AEGON USA, Inc. ("AEGON") under which the Company transferred a substantial portion of its group pension business (hereafter referred to as the "Group Pension Transaction"), including its full service group pension contracts, consisting primarily of tax-deferred annuity, 401(k) and managed funds lines of business, to AEGON's wholly-owned subsidiary, AUSA Life Insurance Company, Inc. ("AUSA"). The Company also transferred to AUSA the corporate infrastructure supporting the group pension business, including data processing systems, facilities and regional offices. AUSA was newly formed by AEGON solely for the purpose of facilitating this transaction. In connection with the transaction, the Company and AEGON have entered into certain service agreements. These agreements, among other things, provide that the Company will continue to manage the transferred assets, and that AUSA will continue to provide certain administrative services to the Company's remaining group pension contracts not included in the transfer.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Pursuant to the Agreement, MONY agreed to make a $200 million capital investment in AEGON by purchasing $150 million face amount of Series A Notes and $50 million face amount of Series B Notes (hereinafter referred to as the "Notes"). The Series A Notes pay interest at 6.44 percent per annum and the Series B Notes pay interest at 6.24 percent per annum. Both the Series A Notes and the Series B Notes mature on December 31, 2002. MONY's investment in the Series A Notes was intended to provide AEGON with the funding necessary to capitalize AUSA.

     In accordance with GAAP, the transaction did not constitute a sale because the Company retained substantially all the risks and rewards associated with the Existing Deposits. Accordingly, the Company continues to reflect the transferred assets and liabilities on its balance sheet under separate captions entitled "Assets transferred in Group Pension Transaction" and "Liabilities transferred in Group Pension Transaction." In addition, the Company reports in its GAAP earnings the profits from the Existing Deposits as discussed below.

     Pursuant to the Agreement, MONY receives from AUSA (i) payments on an annual basis through December 31, 2002 (the "Group Pension Payments") equal to all of the earnings from the Existing Deposits, (ii) a final payment (the "Final Value Payment") at December 31, 2002 based on the remaining fair value of the Existing Deposits, and (iii) a contingent payment (the "New Business Growth Payment") at December 31, 2002 based on new business growth subsequent to the Transaction Date. However, the level of new business growth necessary for MONY to receive the New Business Growth Payment makes it unlikely that MONY will ever receive any such payment.

     With respect to the Group Pension Payments, the annual results from the Existing Deposits are measured on a basis in accordance with the Agreement (such basis hereafter referred to as the "Earnings Formula") which is substantially the same as GAAP, except that: (i) asset impairments on fixed maturity securities are only recognized when such securities are designated with an NAIC rating of "6", and (ii) no impairment losses are recognized on mortgage loans until such loans are disposed of or at the time, and in the calculation, of the Final Value Payment.

     Earnings which emerge from the Existing Deposits pursuant to the application of the Earnings Formula are recorded in the Company's financial statements only after adjustments (primarily to recognize asset impairments in accordance with SFAS Nos. 114 and 115) to reflect such earnings on a basis entirely in accordance with GAAP (such earnings hereafter referred to as the "Group Pension Profits"). Losses which arise from the application of the Earnings Formula for any annual period will be reflected in the Company's results of operations (after adjustments to reflect such losses in accordance with GAAP) only up to the amount for which the Company is at risk (as described below), which at any time is equal to the then outstanding principal amount of the Series A Notes.

     Operating losses reported in any annual period pursuant to the Earnings Formula are carried forward to reduce any earnings in subsequent years reported pursuant to the Earnings Formula. Any resultant deficit remaining at December 31, 2002 will be deducted from the Final Value Payment and New Business Growth Payment, if any, due to the Company. If a deficit still remains, it will be applied (as provided for in the Agreement) as an offset against the principal payment due to the Company upon maturity of the Series A Notes.

     For the years ended December 31, 2000, 1999 and 1998, AUSA reported earnings to the Company pursuant to the application of the Earnings Formula of $26.9 million, $35.7 million, and $49.8 million, respectively, and the Company recorded Group Pension Profits of $37.1 million, $63.0 million and $56.8 million, respectively. In addition, the Company earned $12.8 million, $12.8 million, and $12.8 million of interest income on the Notes during the aforementioned years.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The following sets forth certain summarized financial information relating to the Group Pension Transaction as of and for the periods indicated, including information regarding: (i) the general account assets transferred to support the Existing Deposits in the Group Pension Transaction (such assets hereafter referred to as the "AEGON Portfolio"), (ii) the transferred separate account assets and liabilities, and (iii) the components of revenue and expense comprising the Group Pension Profits:

                                                                 AS OF DECEMBER 31,
                                                                --------------------
                                                                  2000        1999
                                                                --------    --------
                                                                  ($ IN MILLIONS)
ASSETS:
General Account
  Fixed maturities: available for sale, at estimated fair
     value (amortized cost; $1,420.8 and $1,532.4,
     respectively)..........................................    $1,419.0    $1,510.0
  Mortgage loans on real estate.............................        47.5        98.5
  Real estate to be disposed of.............................          --        16.8
  Cash and cash equivalents.................................        18.5        25.3
  Accrued investment income.................................        26.0        26.5
                                                                --------    --------
  Total general account assets..............................     1,511.0     1,677.1
Separate account assets.....................................     3,416.7     3,432.7
                                                                --------    --------
  Total assets..............................................    $4,927.7    $5,109.8
                                                                ========    ========
LIABILITIES:
General Account(1)
  Policyholders' account balances...........................    $1,468.1    $1,645.7
  Other liabilities.........................................        12.2        20.7
                                                                --------    --------
  Total general account liabilities.........................     1,480.3     1,666.4
Separate account liabilities(2).............................     3,416.7     3,432.7
                                                                --------    --------
  Total liabilities.........................................    $4,897.0    $5,099.1
                                                                ========    ========

---------------

(1) Includes general account liabilities transferred in connection with the Group Pension Transaction pursuant to indemnity reinsurance of $74.2 million and $88.9 million as of December 31, 2000 and 1999, respectively.

(2) Includes separate account liabilities transferred in connection with the Group Pension Transaction pursuant to indemnity reinsurance of $14.7 million and $20.3 million as of December 31, 2000 and 1999, respectively.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                                 FOR THE YEAR ENDED
                                                                    DECEMBER 31,
                                                              ------------------------
                                                               2000     1999     1998
                                                              ------   ------   ------
                                                                  ($ IN MILLIONS)
REVENUES:
Product policy fees.........................................  $ 26.3   $ 24.0   $ 23.3
Net investment income.......................................   113.5    128.4    154.7
Net realized gains on investments...........................    (1.2)    18.9      7.2
                                                              ------   ------   ------
  Total revenues............................................   138.6    171.3    185.2
BENEFITS AND EXPENSES:
Interest credited to policyholders' account balances........    84.6     88.4    108.7
Other operating costs and expenses..........................    16.9     19.9     19.7
                                                              ------   ------   ------
  Total benefits and expenses...............................   101.5    108.3    128.4
                                                              ------   ------   ------
  Group Pension Profits.....................................  $ 37.1   $ 63.0   $ 56.8
                                                              ======   ======   ======

  Fixed Maturity Securities

     At December 31, 2000 and 1999, there were $2.4 million and $0.0 million of fixed maturity securities in the AEGON Portfolio deemed to have other than temporary impairments in value. In addition, there were no fixed maturity securities at such dates which have been non-income producing for the preceding twelve months.

     At December 31, 2000 and 1999, there were $2.4 million and $0.0 million of problem fixed maturities (as hereafter defined--see Note 12) held in the AEGON Portfolio. In addition, at such dates the carrying value of potential problem fixed maturities held in the AEGON Portfolio were $0.0 million and $3.7 million. Also, none of the fixed maturity securities held in the AEGON Portfolio at December 31, 2000 and 1999 or prior thereto had been restructured.

     The amortized cost and estimated fair value of fixed maturity securities held in the AEGON Portfolio, by contractual maturity dates, (excluding scheduled sinking funds), as of December 31, 2000 are as follows:

                                                              AMORTIZED   ESTIMATED
                                                                COST      FAIR VALUE
                                                              ---------   ----------
                                                                 ($ IN MILLIONS)
Due in one year or less.....................................  $  175.0     $  175.4
Due after one year through five years.......................     841.5        838.3
Due after five years through ten years......................     146.6        148.7
Due after ten years.........................................      26.5         26.7
                                                              --------     --------
Subtotal....................................................   1,189.6      1,189.1
Mortgage and asset backed securities........................     231.2        229.9
                                                              --------     --------
  Total.....................................................  $1,420.8     $1,419.0
                                                              ========     ========

     Fixed maturity securities that are not due at a single maturity date have been included in the preceding table in the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The percentage of fixed maturities with a credit quality of Aaa, Aa or A was 72.6% and 73.0% at December 31, 2000 and 1999, respectively. The percentage of fixed maturities rated Baa was 24.5% and 24.6% at December 31, 2000 and 1999, respectively. The percentage of fixed maturities that were below Investment Grade was 2.9% and 2.4% at December 31, 2000 and 1999, respectively. There were no fixed maturities in or near default.

     The net change in unrealized investment gains (losses) represents the only component of other comprehensive income generated by the AEGON Portfolio for the years ended December 31, 2000, 1999, 1998 and prior thereto. The net change in unrealized investment gains (losses) was $25.7 million, $(77.9) million and $(4.0) million for the years ended December 31, 2000, 1999 and 1998, respectively (see Note 11):

  Mortgage Loans on Real Estate

     Mortgage loans on real estate in the AEGON Portfolio at December 31, 2000 and 1999 consist of the following:

                                                                  AS OF DECEMBER
                                                                        31,
                                                                  ---------------
                                                                  2000      1999
                                                                  -----    ------
                                                                  ($ IN MILLIONS)
    Mortgage loans..............................................  $50.0    $102.8
    Valuation allowances........................................   (2.5)     (4.3)
                                                                  -----    ------
    Mortgage loans, net of valuation allowance..................  $47.5    $ 98.5
                                                                  =====    ======

     An analysis of the valuation allowances with respect to the AEGON Portfolio for 2000, 1999 and 1998 is as follows:

                                                                   FOR THE YEAR ENDED
                                                                      DECEMBER 31,
                                                                  ---------------------
                                                                  2000    1999    1998
                                                                  -----   -----   -----
                                                                     ($ IN MILLIONS)
    Balance, beginning of year..................................  $ 4.3   $16.0   $13.6
    Increase (decrease) in allowance............................    0.2    (6.7)    2.9
    Reduction due to pay downs and pay offs.....................   (2.0)   (1.0)   (0.5)
    Transfers to real estate....................................    0.0    (4.0)     --
                                                                  -----   -----   -----
    Balance, end of year........................................  $ 2.5   $ 4.3   $16.0
                                                                  =====   =====   =====

     Impaired mortgage loans along with related valuation allowances with respect to the AEGON Portfolio at December 31, 2000, 1999 and 1998 are as follows:

                                                                    AS OF DECEMBER 31,
                                                                  -----------------------
                                                                  2000    1999      1998
                                                                  -----   -----    ------
                                                                      ($ IN MILLIONS)
    Investment in impaired mortgage loans (before valuation
      allowances):
      Loans that have valuation allowances......................  $19.1   $34.3    $ 71.1
      Loans that do not have valuation allowances...............     --     4.4       4.4
                                                                  -----   -----    ------
         Subtotal...............................................   19.1    38.7      75.5
    Valuation allowances........................................   (1.8)   (2.7)    (11.4)
                                                                  -----   -----    ------
    Impaired mortgage loans, net of valuation allowances........  $17.3   $36.0    $ 64.1
                                                                  =====   =====    ======

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Impaired mortgage loans that do not have valuation allowances are loans where the net present value of the expected future cash flows related to the loan or the fair value of the collateral equals or exceeds the recorded investment in the loan. Such loans primarily consist of restructured loans.

     During the years ended December 31, 2000 and 1999, the average recorded investment in impaired mortgage loans with respect to the AEGON Portfolio was approximately $26.7 million, and $50.0 million, respectively. For the years ended December 31, 2000, 1999, and 1998 approximately $2.1 million, $2.9 million, and $4.5 million, respectively, of interest income on impaired loans with respect to the AEGON Portfolio was earned.

     At December 31, 2000 and 1999, there were no mortgage loans which were non-income producing for the twelve months preceding such dates with respect to the AEGON Portfolio.

     At December 31, 2000 and 1999 the AEGON Portfolio held restructured mortgage loans of $15.3 million and $36.0 million, respectively. Interest income of $1.6 million, $2.9 million, and $4.0 million was recognized on restructured mortgage loans for the years ended December 31, 2000, 1999, and 1998, respectively. Gross interest income on these loans that would have been recorded in accordance with the original terms of such loans amounted to approximately $1.5 million, $3.9 million, and $6.9 million for the years ended December 31, 2000, 1999, and 1998, respectively.

     The following table presents the maturity distribution of mortgage loans held in the AEGON Portfolio as of December 31, 2000 ($ in millions):

                                                                  DECEMBER 31, 2000
                                                                  -----------------
                                                                  CARRYING    % OF
                                                                   VALUE     TOTAL
                                                                  --------   ------
    Due in one year or less.....................................   $13.3       28.1%
    Due after one year through five years.......................    17.2       36.2
    Due after five years through ten years......................    17.0       35.7
                                                                   -----     ------
         Total..................................................   $47.5      100.0%
                                                                   =====     ======

     Total problem, potential problem and restructured commercial mortgages as a percentage of commercial mortgages were 36.4%, 36.6% and 29.9% at December 31, 2000, 1999 and 1998, respectively. Total valuation allowances as a percentage of problem, potential problem and restructured commercial mortgages at carrying value before valuation allowances were 9.4%, 7.0% and 15.1% as of December 31, 2000, 1999 and 1998, respectively.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

11. INVESTMENT INCOME, REALIZED AND UNREALIZED INVESTMENT GAINS (LOSSES), AND COMPREHENSIVE INCOME:

     Net investment income for the years ended December 31, 2000, 1999 and 1998 was derived from the following sources:

                                                               2000     1999     1998
                                                              ------   ------   ------
                                                                  ($ IN MILLIONS)
NET INVESTMENT INCOME
Fixed maturities............................................  $235.3   $226.1   $418.1
Equity securities...........................................   239.4    194.2     53.6
Mortgage loans..............................................    98.6     87.1    118.7
Real estate.................................................    19.1     34.1     44.4
Policy loans................................................     5.1      4.4     72.5
Other investments (including cash and short-term)...........    22.8     14.4     23.1
                                                              ------   ------   ------
Total investment income.....................................   620.3    560.3    730.4
Investment expenses.........................................    45.1     35.4     42.1
                                                              ------   ------   ------
Net investment income.......................................  $575.2   $524.9   $688.3
                                                              ======   ======   ======

     Net realized gains (losses) on investments for the years ended December 31, 2000, 1999 and 1998 are summarized as follows:

                                                               2000     1999     1998
                                                              ------   ------   ------
                                                                  ($ IN MILLIONS)
NET REALIZED GAINS (LOSSES) ON INVESTMENTS
Fixed maturities............................................  $(11.4)  $ (8.5)  $  8.3
Equity securities...........................................    21.5     76.0      6.9
Mortgage loans..............................................    11.7     (2.2)     5.4
Real estate.................................................    23.0     52.1    127.6
Other investments assets....................................    (0.3)     4.8     20.5
                                                              ------   ------   ------
Net realized gains on investments...........................  $ 44.5   $122.2   $168.7
                                                              ======   ======   ======

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Following is a summary of the change in unrealized investment gains (losses), net of related deferred income taxes and adjustment for deferred policy acquisition costs (see Note 4), which are reflected in Accumulated Other Comprehensive Income for the periods presented. The net change in unrealized investment gains (losses) and the change in the Company's minimum pension liability represent the only components of other comprehensive income for the years ended December 31, 2000, 1999 and 1998 as presented below:

                                                              2000     1999      1998
                                                             ------   -------   ------
                                                                  ($ IN MILLIONS)
OTHER COMPREHENSIVE INCOME
Change in unrealized gains (losses):
Fixed maturities...........................................  $196.7   $(458.9)  $ 66.8
Equity securities..........................................   (59.9)    (25.3)    24.2
Other......................................................     0.0      (3.6)    (1.8)
                                                             ------   -------   ------
Subtotal...................................................   136.8    (487.8)    89.2
AEGON Portfolio (See Note 10)..............................    20.6     (77.9)    (4.0)
                                                             ------   -------   ------
Subtotal...................................................   157.4    (565.7)    85.2
Effect on unrealized gains (losses) on investments
  attributable to:
  DAC......................................................   (93.1)    241.6     (6.7)
  Deferred federal income taxes............................   (20.6)    114.1    (28.4)
Net unrealized gains and DAC transferred to the Closed
  Block....................................................     2.5      28.2    (18.7)
                                                             ------   -------   ------
Change in unrealized gains (losses) on investments, net....    46.2    (181.8)    31.4
Minimum pension liability adjustment (See Note 7)..........    (3.8)       --      2.9
                                                             ------   -------   ------
Other comprehensive income.................................  $ 42.4   $(181.8)  $ 34.3
                                                             ======   =======   ======

     The following table sets forth the reclassification adjustments required for the years ended December 31, 2000, 1999, and 1998 to avoid double-counting in comprehensive income items that are included as part of net income for a period that also had been part of other comprehensive income in earlier periods:

                                                            2000      1999      1998
                                                            -----    -------    -----
                                                                 ($ IN MILLIONS)
RECLASSIFICATION ADJUSTMENTS
Unrealized gains (losses) on investments arising during
  period................................................    $48.7    $(135.3)   $39.3
Reclassification adjustment for gains included in net
  income................................................     (6.3)     (46.5)    (7.9)
                                                            -----    -------    -----
Unrealized gains (losses) on investments, net of
  reclassification adjustments..........................    $42.4    $(181.8)   $31.4
                                                            =====    =======    =====

     Unrealized gains (losses) on investments, (excluding net unrealized gains (losses) and DAC on assets allocated to the Closed Block), reported in the above table for the years ended December 31, 2000, 1999 and 1998 are net of income tax expense (benefit) of $17.2 million, $(139.2) million, and $24.1 million, respectively, and $(95.5) million, $242.0 million, and $0.8 million, respectively, relating to the effect of such unrealized gains (losses) on DAC.

     Reclassification adjustments, (excluding net unrealized gains (losses) and DAC on assets allocated to the Closed Block), reported in the above table for the years ended December 31, 2000, 1999 and 1998 are net of income tax expense of $3.3 million, $25.1 million and $4.3 million, respectively, and $2.5 million, $(0.4) million and $(7.5) million, respectively, relating to the effect of such amounts on DAC.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

12. FIXED MATURITY AND EQUITY SECURITIES:

  Fixed Maturity Securities Available-for-Sale:

     The amortized cost, gross unrealized gains and losses, and estimated fair value of fixed maturity securities available-for-sale as of December 31, 2000 and 1999 are as follows:

                                                 GROSS           GROSS
                            AMORTIZED         UNREALIZED       UNREALIZED          ESTIMATED
                              COST               GAINS           LOSSES           FAIR VALUE
                       -------------------   -------------   --------------   -------------------
                         2000       1999     2000    1999    2000     1999      2000       1999
                       --------   --------   -----   -----   -----   ------   --------   --------
                                                    ($ IN MILLIONS)
US Treasury
  securities and
  Obligations of US
  Government
  agencies...........  $   97.1   $  110.1   $ 4.2   $  --   $ 0.1   $  3.2   $  101.2   $  106.9
Collateralized
  mortgage
  obligations:
  Government
     agency-backed...     117.9      147.2     1.2     0.5     0.4      2.1      118.7      145.6
  Non-agency backed..     101.2      101.0     2.9     0.9      --      2.0      104.1       99.9
Other asset-backed
  securities:
  Government
     agency-backed...      14.7       16.4     0.5     0.3     0.1      0.2       15.1       16.5
  Non-agency backed..     300.4      402.2     4.5     1.5     5.3     13.0      299.6      390.7
Foreign governments..      28.5       20.9     1.5     3.7     0.5      0.2       29.5       24.4
Utilities............     277.9      347.3     5.7     2.6     5.8     14.4      277.8      335.5
Corporate bonds......   2,201.8    1,995.5    31.6     9.4    55.4     78.4    2,178.0    1,926.5
                       --------   --------   -----   -----   -----   ------   --------   --------
     Total bonds.....   3,139.5    3,140.6    52.1    18.9    67.6    113.5    3,124.0    3,046.0
Redeemable preferred
  stocks.............      27.4       22.4      --      --     1.6      1.7       25.8       20.7
                       --------   --------   -----   -----   -----   ------   --------   --------
     Total...........  $3,166.9   $3,163.0   $52.1   $18.9   $69.2   $115.2   $3,149.8   $3,066.7
                       ========   ========   =====   =====   =====   ======   ========   ========

     The carrying value of the Company's fixed maturity securities at December 31, 2000 and 1999 is net of adjustments for impairments in value deemed to be other than temporary of $15.1 million and $16.2 million, respectively.

     At December 31, 2000 and 1999, there was $0.2 million and $1.6 million, respectively of fixed maturity securities which had been non-income producing for the twelve months preceding such dates.

     The Company classifies fixed maturity securities which (i) are in default as to principal or interest payments, or (ii) are to be restructured pursuant to commenced negotiations, (iii) went into bankruptcy subsequent to acquisition, or
(iv) are deemed to have other than temporary impairments to value as "problem fixed maturity securities." At December 31, 2000 and 1999, the carrying value of problem fixed maturities held by the Company were $42.4 million and $33.9 million, respectively. The Company defines potential problem securities in the fixed maturity category as securities that are deemed to be experiencing significant operating problems or difficult industry conditions. At December 31, 2000 and 1999, the carrying value of potential problem fixed maturities held by the Company was $2.7 million and $12.4 million, respectively. In addition, at December 31, 2000 and 1999,

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES the Company held $0.0 million and $0.0 million of fixed maturity securities which had been restructured. Gross interest income that would have been recorded in accordance with the original terms of restructured fixed maturity securities amounted to $0.0 million and $0.0 million for the years ended December 31, 2000 and 1999, respectively. Gross interest income on these fixed maturity securities included in net investment income aggregated $0.0 million and $0.0 million for the years ended December 31, 2000 and 1999, respectively.

     The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity dates (excluding scheduled sinking funds) as of December 31, 2000, are as follows:

                                                                         2000
                                                                -----------------------
                                                                AMORTIZED    ESTIMATED
                                                                  COST       FAIR VALUE
                                                                ---------    ----------
                                                                    ($ IN MILLIONS)
Due in one year or less.....................................    $   12.1      $   12.1
Due after one year through five years.......................       595.2         594.2
Due after five years through ten years......................     1,271.2       1,264.5
Due after ten years.........................................       646.2         629.8
                                                                --------      --------
     Subtotal...............................................     2,524.7       2,500.6
Mortgage- and asset-backed securities.......................       642.2         649.2
                                                                --------      --------
     Total..................................................    $3,166.9      $3,149.8
                                                                ========      ========

     Fixed maturity securities that are not due at a single maturity date have been included in the preceding table in the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

     Proceeds from sales of fixed maturity securities including those in the Closed Block during 2000, 1999 and 1998 were $441.3 million, $632.8 million and $396.9 million, respectively. Gross gains of $7.2 million, $6.9 million, and $10.6 million and gross losses of $16.3 million, $19.4 million, and $2.9 million were realized on these sales, respectively.

  Equity Securities

     The cost, gross unrealized gains and losses, and estimated fair value of marketable and nonmarketable equity securities at December 31, 2000 and 1999 are as follows:

                                                    GROSS           GROSS
                                                  UNREALIZED      UNREALIZED       ESTIMATED
                                   COST             GAINS           LOSSES        FAIR VALUE
                              ---------------   --------------   ------------   ---------------
                               2000     1999    2000     1999    2000   1999     2000     1999
                              ------   ------   -----   ------   ----   -----   ------   ------
                                                       ($ IN MILLIONS)
Marketable equity
  securities................  $ 40.1   $217.5   $ 6.7   $ 63.3   $2.2   $ 9.3   $ 44.6   $271.5
Nonmarketable equity
  securities................   226.2    178.5    63.6     84.4    5.8    14.6    284.0    248.3
                              ------   ------   -----   ------   ----   -----   ------   ------
                              $266.3   $396.0   $70.3   $147.7   $8.0   $23.9   $328.6   $519.8
                              ======   ======   =====   ======   ====   =====   ======   ======

     Proceeds from sales of equity securities during 2000, 1999 and 1998 were $499.2 million, $302.7 million and $165.0 million, respectively. Gross gains of $81.2 million, $90.0 million, and

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

$24.4 million and gross losses of $57.8 million, $12.4 million, and $17.2 million were realized on these sales, respectively.

13. MORTGAGE LOANS ON REAL ESTATE AND REAL ESTATE:

     Mortgage loans on real estate at December 31, 2000 and 1999 consist of the following:

                                                                  2000        1999
                                                                --------    --------
                                                                  ($ IN MILLIONS)
Commercial mortgage loans...................................    $  943.6    $  777.8
Agricultural and other loans................................       262.4       515.6
                                                                --------    --------
     Total loans............................................     1,206.0     1,293.4
Less: valuation allowances..................................       (17.3)      (23.0)
                                                                --------    --------
Mortgage loans, net of valuation allowances.................    $1,188.7    $1,270.4
                                                                ========    ========

     An analysis of the valuation allowances for 2000, 1999 and 1998 is as follows:

                                                             2000     1999      1998
                                                             -----    -----    ------
                                                                 ($ IN MILLIONS)
Balance, beginning of year...............................    $23.0    $23.2    $ 54.9
(Decrease)/Increase in allowance.........................     (5.5)     3.2      11.9
Reduction due to pay downs and pay offs..................     (0.2)    (1.2)    (16.0)
Transfers to real estate.................................       --     (2.2)     (4.0)
Transfers to the Closed Block............................       --       --     (23.6)
                                                             -----    -----    ------
Balance, end of year.....................................    $17.3    $23.0    $ 23.2
                                                             =====    =====    ======

     Impaired mortgage loans along with related valuation allowances as of December 31, 2000 and 1999 were as follows:

                                                                 2000      1999
                                                                ------    ------
                                                                ($ IN MILLIONS)
Investment in impaired mortgage loans (before valuation
  allowances):
Loans that have valuation allowances........................    $ 61.0    $109.1
Loans that do not have valuation allowances.................      44.5      30.1
                                                                ------    ------
  Subtotal..................................................     105.5     139.2
Valuation allowances........................................      (6.5)    (17.5)
                                                                ------    ------
  Impaired mortgage loans, net of valuation allowances......    $ 99.0    $121.7
                                                                ======    ======

     Impaired mortgage loans that do not have valuation allowances are loans where the net present value of the expected future cash flows related to the loan or the fair value of the collateral equals or exceeds the recorded investment in the loan. Such loans primarily consist of restructured loans or loans on which impairment writedowns were taken prior to the adoption of SFAS No. 114, "Accounting by Creditors for Impairment of a Loan."

     During 2000 and 1999, the average recorded investment in impaired mortgage loans was approximately $219.0 million and $262.6 million, respectively including Closed Block mortgages. During 2000, 1999, and 1998, the Company recognized $19.5 million, $19.8 million, and $24.2 million, respectively, of interest income on impaired loans (see Note 20.)

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     At December 31, 2000 and 1999, the carrying values of mortgage loans which were non-income producing for the twelve months preceding such dates were $13.3 million and $21.0 million, respectively.

     At December 31, 2000 and 1999, the Company had restructured mortgage loans of $68.7 million (excluding the Closed Block) and $100.1 million, respectively. Interest income of $5.5 million, $6.3 million and $13.0 million was recognized on restructured mortgage loans in 2000, 1999, and 1998, respectively. Gross interest income on these loans that would have been recorded in accordance with the original terms of such loans amounted to approximately $7.5 million, $11.6 million, and $18.1 million in 2000, 1999 and 1998, respectively.

     The following table summarizes the Company's real estate at December 31, 2000 and 1999:

                                                                AS OF DECEMBER 31,
                                                                ------------------
                                                                 2000       1999
                                                                -------    -------
                                                                 ($ IN MILLIONS)
Real estate to be disposed of(1)............................    $196.0     $375.6
Impairment writedowns.......................................     (20.2)     (52.7)
Valuation allowance.........................................      (4.5)     (22.0)
                                                                ------     ------
Carrying value of real estate to be disposed of.............    $171.3     $300.9
                                                                ------     ------
Real estate held for investment(2)..........................    $ 51.5     $ 57.0
Impairment writedowns.......................................     (10.8)     (10.8)
                                                                ------     ------
Carrying value of real estate held for income production....    $ 40.7     $ 46.2
                                                                ------     ------
Total real estate...........................................    $212.0     $347.1
                                                                ======     ======

---------------

(1) Amounts presented as of December 31, 2000 and 1999 are net of $16.6 million and $42.1 million, respectively, relating to impairments taken upon foreclosure of mortgage loans.

(2) Amounts presented as of December 31, 2000 and 1999 are net of $5.9 million and $5.9 million, respectively, relating to impairments taken upon foreclosure of mortgage loans.

     An analysis of the valuation allowances relating to real estate classified as to be disposed of for the years ended December 31, 2000, 1999 and 1998 is as follows:

                                                            2000      1999      1998
                                                           ------    ------    ------
                                                                ($ IN MILLIONS)
Balance, beginning of year.............................    $ 22.0    $ 30.6    $ 82.7
Increase due to transfers of properties to real estate
  to be disposed of during the year....................       0.5      11.0       1.7
Increases (decreases) in valuation allowances from the
  end of the prior period on properties to be disposed
  of...................................................       0.2       1.1       5.0
Decrease as a result of transfers of valuation
  allowances to held for income production.............        --        --     (13.5)
Decrease as a result of sale...........................     (18.2)    (20.7)    (45.3)
                                                           ------    ------    ------
Balance, end of year...................................    $  4.5    $ 22.0    $ 30.6
                                                           ======    ======    ======

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Real estate is net of accumulated depreciation of $86.0 million and $138.6 million for 2000 and 1999, respectively, and depreciation expense recorded was $2.2 million, $8.5 million and $26.6 million for the years ended December 31, 2000, 1999 and 1998, respectively.

     At December 31, 2000 and 1999, the carrying value of real estate which was non-income producing for the twelve months preceding such dates was $14.9 million and $16.9 million, respectively. Approximately 57.7% of such real estate at December 31, 2000 consisted of land and the balance consisted of vacant buildings.

     The carrying value of impaired real estate as of December 31, 2000 and 1999 was $29.4 million and $84.2 million, respectively. The depreciated cost of such real estate as of December 31, 2000 and 1999 was $60.4 million and $147.7 million before impairment writedowns of $31.0 million and $63.5 million, respectively. The aforementioned impairments occurred primarily as a result of low occupancy levels and other market related factors. Losses recorded during 2000, 1999, and 1998 related to impaired real estate aggregated $0.0 million, $0.0 million, and $5.9 million, respectively, and are included as a component of net realized gains on investments. Substantially all impaired real estate is allocated to the Protection Products segment.

14. ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS:

     The estimated fair values of the Company's financial instruments approximate their carrying amounts except for long-term debt as described below. The methods and assumptions utilized in estimating the fair values of the Company's financial instruments are summarized as follows:

  Fixed Maturities and Equity Securities

     The estimated fair values of fixed maturity securities are based upon quoted market prices, where available. The fair values of fixed maturity securities not actively traded and other non-publicly traded securities are estimated using values obtained from independent pricing services or, in the case of private placements, by discounting expected future cash flows using a current market interest rate commensurate with the credit quality and term of the investments. Equity securities primarily consist of investments in common stocks and limited partnership interests. The fair values of the Company's investment in common stocks are determined based on quoted market prices, where available. The fair value of the Company's investments in limited partnership interests are based on amounts reported by such partnerships to the Company.

  Mortgage Loans

     The fair values of mortgage loans are estimated by discounting expected future cash flows, using current interest rates for similar loans to borrowers with similar credit risk. Loans with similar characteristics are aggregated for purposes of the calculations. The fair value of mortgages in process of foreclosure is the estimated fair value of the underlying collateral.

  Policy Loans

     Policy loans are an integral component of insurance contracts and have no maturity dates. Management has determined that it is not practicable to estimate the fair value of policy loans.

  Long-term Debt

     The fair value of long-term debt at December 31, 2000 was $603.3 million and is determined based on contractual cash flows discounted at market rates. The estimated fair values for non-recourse

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES mortgage debt are determined by discounting contractual cash flows at a rate which takes into account the level of current market interest rates and collateral risk.

  Separate Account Assets and Liabilities

     The estimated fair value of assets held in Separate Accounts is based on quoted market prices. The fair value of liabilities related to Separate Accounts is the amount payable on demand, which includes surrender charges.

  Investment-Type Contracts

     The fair values of annuities are based on estimates of the value of payments available upon full surrender. The fair values of the Company's liabilities under guaranteed investment contracts are estimated by discounting expected cash outflows using interest rates currently offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

15. REINSURANCE:

     Life insurance business is primarily ceded on a yearly renewable term basis under various reinsurance contracts except for the level term product which utilizes a coinsurance agreement. The Company's general practice is to retain no more than $4.0 million of risk on any one person for individual products and $6.0 million for last survivor products.

     The Company has entered into coinsurance agreements with other insurers related to a portion of its extended term insurance, guaranteed interest contract and long-term disability claim liabilities and reinsures approximately 50% of its block of paid-up life insurance policies.

     The following table summarizes the effect of reinsurance for the years indicated:

                                                            2000      1999      1998
                                                           ------    ------    ------
                                                                ($ IN MILLIONS)
Direct premiums (includes $70.9, $74.4 and $78.4 of
  accident and health premiums for 2000, 1999, and
  1998, respectively)..................................    $204.4    $181.6    $728.7
Reinsurance assumed....................................       5.3       5.0       5.3
Reinsurance ceded (includes $(70.4), $(73.8), and
  $(78.2) of accident and health premiums for 2000,
  1999, and 1998, respectively)........................     (91.6)    (90.3)   (112.3)
                                                           ------    ------    ------
Net premiums(1)........................................    $118.1    $ 96.3    $621.7
                                                           ======    ======    ======
Universal life and investment type product policy fee
  income ceded.........................................    $ 23.1    $ 14.4    $  8.9
                                                           ======    ======    ======
Policyholders' benefits ceded(2).......................    $ 79.2    $ 82.2    $107.3
                                                           ======    ======    ======
Interest credited to policyholders' account balances
  ceded................................................    $  3.6    $  4.5    $  6.5
                                                           ======    ======    ======

---------------

 (1) Excludes Closed Block direct premiums of $601.6 and $639.9 and reinsurance ceded of $19.2 and $19.0 at December 31, 2000 and 1999, respectively.

 (2) Excludes $28.7 million of Closed Block benefits ceded at December 31, 2000.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The Company is contingently liable with respect to ceded insurance should any reinsurer be unable to meet its obligations under these agreements. To limit the possibility of such losses, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk.

16. DEBT:

     The Company's debt at December 31, 2000 and 1999 consists of the following:

                                                                 2000      1999
                                                                ------    ------
                                                                ($ IN MILLIONS)
Surplus notes...............................................    $  2.0    $240.0
Real estate mortgage encumbrances...........................      52.3      58.8
Senior Notes................................................     569.1        --
                                                                ------    ------
                                                                $623.4    $298.8
                                                                ======    ======

  Surplus Notes

     On December 31, 1997, the Company issued the MONY Notes in connection with the Investment Agreement (see Note 2). The MONY Notes have a face amount of $115.0 million, a coupon rate of interest of 9.5% per annum, and mature on December 30, 2012. Interest on the MONY Notes is payable semi-annually and principal is payable at maturity. Payment of interest on the MONY Notes may only be made upon the prior approval of the New York State Superintendent of Insurance. For each of the years in the period ended December 31, 2000, 1999 and 1998, the Company recorded interest expense of $2.1 million, $10.9 million and $10.9 million related the MONY Notes, respectively.

     On August 15, 1994, the Company issued Surplus Notes due August 15, 2024 with a face amount of $125.0 million. The notes were issued at a discount of approximately 42.1% from the principal amount payable at maturity, resulting in net proceeds after issuance expenses of approximately $70.0 million. The amount of such original issue discount represents a yield of 11.25% per annum for the period from August 15, 1994 until August 15, 1999. Interest on the notes did not accrue until August 15, 1999; thereafter, interest on the notes is scheduled to be paid on February 15 and August 15 of each year, commencing February 15, 2000, at a rate of 11.25% per annum. The Company amortizes the discount using the interest method. The Company recorded interest expense (including discount accretion) of $3.1 million, $13.5 million and $12.1 million for the years ended December 31, 2000, 1999 and 1998, respectively.

     Payment of interest on the Surplus Notes may only be made upon the prior approval of the New York State Superintendent of Insurance.

     On January 12, 2000, the Holding Company filed a registration statement on Form S-3 with the Securities and Exchange Commission (the "SEC") to register certain securities. This registration, known as a "Shelf Registration", provides the Company with the ability to offer various securities to the public, when it deems appropriate, to raise proceeds up to an amount not to exceed $1.0 billion in the aggregate for all issuances of securities thereunder. It is the intention of the Company to use this facility to raise proceeds for mergers and acquisitions and for other general corporate matters, as it considers necessary.

     On March 8, 2000, the Holding Company issued $300.0 million principal amount of senior notes (the "$300 million Senior Notes") pursuant to the aforementioned Shelf Registration. The $300 million Senior Notes mature on March 15, 2010 and bear interest at 8.35% per annum. The principal amount of the $300 million Senior Notes is payable at maturity and interest is payable semi-annually. The net

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES proceeds to the Company from the issuance of the $300 million Senior Notes, after deducting underwriting commissions and other expenses (primarily legal and accounting fees), were approximately $296.6 million. Approximately $280.0 million of the net proceeds from the issuance of the Senior Notes was used by the Holding Company to finance the repurchase, on March 8, 2000, by MONY Life of all of its outstanding $115.0 million face amount 9.5% coupon surplus notes, and $116.5 million face amount of its $125.0 million face amount 11.25% coupon surplus notes (hereafter referred to as the "9.5% Notes" and "11.25% Notes", respectively), which were outstanding at December 31, 1999. The balance of the net proceeds from the issuance of the Senior Notes was retained by the Holding Company for general corporate purposes. In the third quarter of 2000, the Company repurchased another $6.5 million face amount of the 11.25% notes.

     To finance MONY Life's repurchase of the 9.5% Notes and the 11.25% Notes, the Holding Company, on March 8, 2000: (i) purchased two surplus notes from MONY Life (hereafter referred to as the "Inter-company Surplus Notes") to replace the 9.5% Notes and the 11.25% Notes. The terms of the Inter-company Surplus Notes are identical to the 9.5% Notes and the 11.25% notes, except that the Inter-company Surplus Notes were priced to yield a current market rate of interest and the inter-company surplus note issued to replace the $116.5 million face amount of the 11.25% Notes was issued at a face amount of $100.0 million and (ii) contributed capital to MONY Life in the amount of $65.0 million.

     As a result of the repurchase of the 9.5% Notes and substantially all of the 11.25% Notes, the Company recorded a pre-tax tax loss of $58.1 million ($37.7 million after tax) during 2000. The loss resulted from the premium paid by MONY Life to the holders of the 9.5% Notes and the 11.25% Notes reflecting the excess of their fair value over their carrying value on the Company's books at the date of the transaction of approximately $7.0 million and $51.1 million, respectively. This loss is reported, net of tax, as an extraordinary item on the Company's income statement for the year ended December 31, 2000.

     On December 7, 2000, The MONY Group Inc. issued $275 million principal amount of senior notes (the "$275 million Senior Notes") pursuant to the aforementioned Shelf Registration. The $275 million Senior Notes mature on December 15, 2005 and bear interest at 7.45% per annum. The principal amount of the $275 million Senior Notes is payable at maturity and interest is payable semi-annually. The net proceeds, after deducting underwriting commissions and other expenses were used to fund the acquisition of Advest. See Note 4--Extraordinary Items.

  Real Estate Mortgage Encumbrances

     The Company has one mortgage loan on one of its estate properties. The interest rates in this loan is 8.85% and the loan matures in June 2001, with the option to extend the maturity. For the years ended December 31, 2000, 1999 and 1998, interest expense on mortgage loans aggregated $5.3 million, $5.0 million, and $9.0 million, respectively.

  Other

     During 1989, the Company entered into a transaction which is accounted for as a financing arrangement involving certain real estate properties held for investment. Pursuant to the terms of the agreement, the Company effectively pledged the real estate properties as collateral for a loan of approximately $35.0 million bearing simple interest at a rate of 8% per annum. The remaining obligation of $44.1 was paid in full on December 1, 1999. Interest expense on the obligation of $0.0 million, $3.4 million and $3.1 million, is reflected in Other Operating Costs and Expenses on the statements of income for the years ended December 31, 2000, 1999 and 1998 respectively.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     In 1988, the Company financed one of its real estate properties under a sales/leaseback arrangement. The facility was sold for $66.0 million, $56.0 million of which was in the form of an interest bearing note receivable and $10.0 million in cash. The note was originally due January 1, 2009, however, on December 1, 1999, the remaining balance of the interest bearing note of $44.2 was paid in full as part of the sale of the property to a third party. The transaction continues to be accounted for as a sale/leaseback arrangement, with the proceeds received from the sale, amortized into income over the life of the lease. The lease has a term of 20 years beginning December 21, 1988 and requires minimum annual rental payments of $7.4 million in 2001, $7.6 million in 2002, $7.7 million in 2003, $7.9 million in 2004, $8.0 million in 2005 and $25.1 million for 2006 and thereafter. The Company has the option to renew the lease at the end of the lease term.

     Aggregate contractual debt service payments on the Company's debt at December 31, 2000 for 2001 and the succeeding four years are $46.6 million, $45.8 million, $45.8 million, $45.8 million and $320.8 million, respectively, and $417.4 million thereafter.

17. OFF-BALANCE SHEET RISK AND CONCENTRATION OF CREDIT RISK:

  Financial Instruments with Off-Balance Sheet Risk:

     Pursuant to a securities lending agreement with a major financial institution, the Company from time to time lends securities to approved borrowers. At December 31, 2000 and 1999, securities loaned by the Company under this agreement had a fair value of approximately $160.9 million and $61.5 million, respectively. The minimum collateral on securities loaned is 102 percent of the market value of the loaned securities. Such securities are marked to market on a daily basis and the collateral is correspondingly increased or decreased.

  Concentration of Credit Risk:

     At December 31, 2000 and 1999, the Company had no single investment or series of investments with a single issuer (excluding U.S. Treasury securities and obligations of U.S. government agencies) exceeding 1.0% and 0.5%, respectively, of total cash and invested assets.

     The Company's fixed maturity securities are diversified by industry type. The industries that comprise 10% or more of the carrying value of the fixed maturity securities at December 31, 2000 are Consumer goods of $555.5 million (17.6%), Non-Government Asset/Mortgage Backed of $470.1 million (14.9%), and Public Utilities of $325.4 million (10.3%).

     At December 31, 1999 the industries that comprise 10% or more of the carrying value of the fixed maturity securities were Non-Government Asset/Mortgage-Backed of $490.6 million (16.0%), Consumer Goods and Services of $462.0 million (15.1%), Public Utilities of $335.5 million (10.9%), Other Manufacturing of $305.4 million (10.0%).

     The Company holds below investment grade fixed maturity securities with a carrying value of $390.7 million at December 31, 2000. These investments consist mostly of privately issued bonds which are monitored by the Company through extensive internal analysis of the financial condition of the issuers and which generally include protective debt covenants. At December 31, 1999, the carrying value of the Company's investments in below investment grade fixed maturity securities amounted to $308.3 million.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The Company has significant investments in commercial and agricultural mortgage loans and real estate (including joint ventures and partnerships). The locations of property collateralizing mortgage loans and real estate investment carrying values at December 31, 2000 and 1999 are as follows:

                                                         2000                1999
                                                         ----                ----
                                                             ($ IN MILLIONS)
GEOGRAPHIC REGION
Mountain.........................................  $  331.5    23.7%   $  319.7    19.8%
Southeast........................................     281.1    20.0       307.3    19.0
Midwest..........................................     250.9    17.9       290.4    17.9
West.............................................     249.5    17.8       323.3    20.0
Northeast........................................     208.6    14.9       234.7    14.5
Southwest........................................      79.1     5.7       142.1     8.8
                                                   --------   -----    --------   -----
  Total..........................................  $1,400.7   100.0%   $1,617.5   100.0%
                                                   ========   =====    ========   =====

     The states with the largest concentrations of mortgage loans and real estate investments at December 31, 2000 are: Arizona, $170.5 million (12.2%); New York $134.1 million (9.6%); California, $130.2 million (9.3%); Minnesota, $80.2 million (5.7%); Georgia, $71.7 million (5.1%); and Washington D.C, $70.9 million (5.1%); Colorado, $70.2 million (5.0%).

     As of December 31, 2000 and 1999, the real estate and mortgage loan portfolio was also diversified as follows:

                                                         2000                1999
                                                         ----                ----
                                                             ($ IN MILLIONS)
PROPERTY TYPE:
Office buildings.................................  $  532.8    38.0%   $  610.2    37.7%
Agricultural.....................................     260.8    18.6       510.1    31.5
Hotel............................................     232.5    16.6       182.4    11.3
Retail...........................................     110.6     7.9       112.6     7.0
Other............................................      93.8     6.8        95.6     5.9
Industrial.......................................      87.3     6.2        77.0     4.8
Apartment buildings..............................      82.9     5.9        29.6     1.8
                                                   --------   -----    --------   -----
  Total..........................................  $1,400.7   100.0%   $1,617.5   100.0%
                                                   ========   =====    ========   =====

18. COMMITMENTS AND CONTINGENCIES:

     Since late 1995 a number of purported class actions have been commenced in various state and federal courts against the Company alleging that it engaged in deceptive sales practices in connection with the sale of whole and universal life insurance policies from the early 1980s through the mid 1990s. Although the claims asserted in each case are not identical, they seek substantially the same relief under essentially the same theories of recovery (e.g., breach of contract, fraud, negligent misrepresentation, negligent supervision and training, breach of fiduciary duty, unjust enrichment and violation of state insurance and/or deceptive business practice laws). Plaintiffs in these cases seek primarily equitable relief (e.g., reformation, specific performance, mandatory injunctive relief prohibiting MONY from canceling policies for failure to make required premium payments, imposition of a constructive trust and creation of a claims resolution facility to adjudicate any individual issues remaining after resolution of all class-wide issues) as opposed to compensatory damages, although they also seek compensatory damages in unspecified amounts. The Company has denied any wrongdoing and has asserted numerous affirmative defenses.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     On June 7, 1996, the New York State Supreme Court certified one of those cases, Goshen v. The Mutual Life Insurance Company of New York and MONY Life Insurance Company of America (now known as DeFilippo, et al v. The Mutual Life Insurance Company of New York and MONY Life Insurance Company), the first of the class actions filed, as a nationwide class consisting of all persons or entities who have, or at the time of the policy's termination had, an ownership interest in a whole or universal life insurance policy issued by the Company that was allegedly sold on an alleged "vanishing premium" basis during the period January 1, 1982 to December 31, 1995. On March 27, 1997, the Company filed a motion to dismiss or, alternatively, for summary judgment on all counts of the complaint. All of the other putative class actions have been consolidated and transferred by the Judicial Panel on Multidistrict Litigation to the United States District Court for the District of Massachusetts and/or are being held in abeyance pending the outcome of the Goshen case.

     On October 21, 1997, the New York State Supreme Court granted MONY's motion for summary judgment and dismissed all claims filed in the Goshen case against MONY. On December 20, 1999, the New York State Court of Appeals affirmed the dismissal of all but one of the claims in the Goshen case (a claim under New York's General Business Law), which has been remanded to the New York State Supreme Court for further proceedings consistent with the opinion. The New York State Supreme Court has subsequently reaffirmed that, for purposes of the remaining New York General Business Law claim, the class is now limited to New York purchasers only, and has further held that the New York General Business Law claims of all class members whose claims accrued prior to November 29, 1992 are barred by the applicable statute of limitations. The Company intends to defend itself vigorously against the sole remaining claim. There can be no assurance, however, that the present litigation relating to sales practices will not have a material adverse effect on the Company.

     On November 16, 1999, The MONY Group and MONY Life were served with a complaint in an action entitled Calvin Chatlos, M.D., and Alvin H. Clement, On Behalf of Themselves And All Others Similarly Situated v. The MONY Life Insurance Company, The MONY Group Inc., and Neil D. Levin, Superintendent, New York Department of Insurance, filed in the United States District Court for the Southern District of New York. The action purports to be brought as a class action on behalf of all individuals who had an ownership interest in one or more in-force life insurance policies issued by MONY Life as of November 16, 1998. The complaint alleges that (i) the New York Superintendent of Insurance, Neil D. Levin, violated Section 7312 of the New York Insurance Law by approving the plan of demutualization, which plaintiffs claim was not fair and adequate, primarily because it allegedly failed to provide for sufficient assets for the mechanism established under the Plan to preserve reasonable dividend expectations of the closed block, and (ii) the Company violated Section 7312 by failing to develop and submit to the Superintendent a plan of demutualization that was fair and adequate. The plaintiffs seek equitable relief in the form of an order vacating and/or modifying the Superintendent's order approving the plan of demutualization and/or directing the Superintendent to order the Company to increase the assets in the closed block, as well as unspecified monetary damages, attorneys' fees and other relief.

     In early January 2000, the Company and the Superintendent wrote to the District Court seeking a pre-motion conference preliminary to the filing of a motion to dismiss the federal complaint on jurisdictional, federal abstention and timeliness grounds and for failure to state a claim. Following receipt of those plaintiffs' counsel offered voluntarily to dismiss their complaint, and a stipulation and order to that effect was thereafter filed and approved by the court.

     On March 27, 2000, plaintiffs filed a new action in New York State Supreme Court bearing the same caption and naming the same defendants as the previously filed federal action. The state court complaint differs from the complaint previously filed in federal court in two primary respects. First, it no longer asserts a claim for damages against the Superintendent, nor does its prayer for relief seek

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES entry of an order vacating or modifying the Superintendent's decision or requiring the Superintendent to direct the Company to place additional assets into the closed block. Rather, it seeks an accounting and an order from the Court directing the Company to transfer additional assets to the closed block.

     Second, the new complaint contains claims for breach of contract and fiduciary duty, as well as new allegations regarding the adequacy of the disclosures contained in the Policyholder Information Booklet distributed to policyholders soliciting their approval of the plan of demutualization (which plaintiffs claim violated both the Insurance Law and the Company's fiduciary duties).

     In order to challenge successfully the New York Superintendent's approval of the plan, plaintiffs would have to sustain the burden of showing that such approval was arbitrary and capricious or an abuse of discretion, made in violation of lawful procedures, affected by an error of law or not supported by substantial evidence. In addition, Section 7312 provides that the Company may ask the court to require the challenging party to give security for the reasonable expenses, including attorneys' fees, which may be incurred by the Company or the Superintendent or for which the Company may become liable, to which security the Company shall have recourse in such amount as the court shall determine upon the termination of the action.

     The Company and the Superintendent have moved to dismiss the state court complaint in its entirety on a variety of grounds. That motion is fully briefed and awaiting decision by the court. The Company believes that there are substantial defenses to plaintiffs' claims and intends to defend itself vigorously. There can be no assurance, however, that the present litigation will not have a material adverse effect on the Company.

     Insurance companies are subject to assessments, up to statutory limits, by state guaranty funds for losses of policyholders of insolvent insurance companies. In the opinion of management, such assessments will not have a material adverse effect on the consolidated financial position and the results of operations of the Company.

     In addition to the matters discussed above, the Company is involved in various other legal actions and proceeding (some of which involved demands for unspecified damages) in connection with it's business. In the opinion of management, any additional liabilities for resolution of contingent liabilities, income taxes and other matters beyond that recorded in the consolidated financial statements as of December 31, 2000 will not have a material adverse effect on the Company's financial position or results of operations. As of December 31, 2000, the total reserve for such litigation, which is reflected in Accounts Payable and Other Liabilities amounted to approximately $35.4 million.

     At December 31, 2000, the Company had commitments to contribute capital to its equity partnership investments of $108.0 million, and commitments of $18.8 million to purchase private fixed maturity securities with interest rates ranging from 10.0% to 11.2%.

     At December 31, 2000, the Company had commitments to issue $4.1 million of fixed rate agricultural loans with periodic interest rate reset dates. The initial interest rates on such loans range from approximately 7.55% to 8.70%. In addition, the Company had commitments to issue $85.7 million of fixed rate and floating rate commercial mortgage loans with interest rates ranging from 7.75% to 9.40%.

     The Company had commitments outstanding to purchase private fixed and floating rate fixed maturity securities as of December 31, 2000 of $18.8 million with interest rates from 10.00% to 11.20%. At December 31, 2000, the Company had commitments to contribute capital to its equity partnership investments of $108.0 million.

     In addition, the Company maintains a bank line of credit facility with domestic banks aggregating $150.0 million, with a scheduled renewal date in September 2001. In accordance with certain covenants

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES under these lines of credit, the Company is required to maintain a certain statutory tangible net worth and debt to capitalization ratio. The purpose of this facility is to provide additional liquidity for any unanticipated short-term cash needs the Company might experience and also to serve as support for the Company's $150.0 million commercial paper program which was activated in the third quarter of 2000. The Company has complied with all covenants under these lines of credit, has not borrowed against these lines of credit since their inception, and does not have any commercial paper outstanding as of December 31, 2000.

19. STATUTORY FINANCIAL INFORMATION AND REGULATORY RISK-BASED CAPITAL:

     The combined statutory net income reported by the Company for the years ended December 31, 2000, 1999, and 1998 was $199.3 million, $131.0 million, and $9.7 million, respectively. The combined statutory surplus of the Company as of December 31, 2000 and 1999 was $1,154.8 million and $1,067.1 million respectively.

     In March 2000, the National Association of Insurance Commissioners ("NAIC") adopted Codification. Codification represents a new statutory accounting framework that has resulted in substantive changes to the 2001 NAIC Accounting Practices and Procedures Manual. This new framework must be applied in preparing statutory basis financial statements for all periods subsequent to December 31, 2000. In addition, the use of permitted practices is still allowed, however, any accounting differences from codified accounting principles must be disclosed and quantified in the footnotes to audited statutory financial statements and in the Annual Reports filed by insurance companies with the various state insurance departments.

     In December 2000, MONY Life's state of domicile, New York, adopted codification with certain exceptions and in April, 2000 the state of domicile for MONY Life's wholly owned subsidiary, MONY Life Insurance Company of America ("MLOA"), adopted Codification in its entirety.

     Management has determined that the effect of applying codified accounting principles will not be material to the statutory net income and surplus of MONY Life and MLOA.

     Each insurance company's state of domicile imposes minimum risk-based capital requirements. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of the Company's regulatory total adjusted capital, as defined by the NAIC, to its authorized control level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. Each of the Company's insurance subsidiaries exceed the minimum risk based capital requirements.

     As part of their routine regulatory oversight, the Department completed an examination of MONY for each of the five years in the period ended December 31, 1996, and the Arizona State Insurance Department recently completed an examination of MONY's wholly owned life insurance subsidiary, MONY Life Insurance Company of America ("MLOA"), for each of the three years in the period ended December 31, 1996. The reports did not cite any matter which would result in a material effect on the Company's financial condition or results of operations. The Arizona State Insurance Department is currently conducting its examination of MLOA for each of the three years in the period ended December 31, 1999.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

20. CLOSED BLOCK--SUMMARY FINANCIAL INFORMATION:

     Summarized financial information of the Closed Block as of and for the years ended December 31, 2000 and 1999 and for the period from November 16, 1998 (date of establishment of the Closed Block) through December 31, 1998 is presented below.

                                                             DECEMBER 31,   DECEMBER 31,
                                                                 2000           1999
                                                             ------------   ------------
                                                                   ($ IN MILLIONS)
ASSETS:
Fixed Maturities:
  Available for sale, at estimated fair value (amortized
     cost, $3,535.8 and $3,423.0)..........................    $3,543.1       $3,479.5
Mortgage loans on real estate..............................       566.0          443.0
Policy loans...............................................     1,183.9        1,199.1
Real estate to be disposed of..............................          --           22.1
Other invested assets......................................         0.7             --
Cash and cash equivalents..................................       167.8          111.3
Premiums receivable........................................        13.6           14.2
Deferred policy acquisition costs..........................       552.6          689.9
Other assets...............................................       223.5          223.0
                                                               --------       --------
     Total Closed Block assets.............................    $6,251.2       $6,182.1
                                                               ========       ========
LIABILITIES:
Future policy benefits.....................................    $6,826.8       $6,781.5
Policyholders' account balances............................       293.3          294.6
Other policyholders' liabilities...........................       173.5          164.9
Other liabilities..........................................        22.2           62.3
                                                               --------       --------
     Total Closed Block liabilities........................    $7,315.8       $7,303.3
                                                               ========       ========

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                                             NOVEMBER 16,
                                               FOR THE         FOR THE           1998
                                              YEAR ENDED      YEAR ENDED       THROUGH
                                             DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                 2000            1999            1998
                                             ------------    ------------    ------------
                                                           ($ IN MILLIONS)
REVENUES:
Premiums.................................       $582.4         $  620.8         $100.1
Net investment income....................        395.7            375.1           46.4
Net realized gains (losses) on
  investments............................         (7.0)             2.9            2.4
Other Income.............................          2.2              1.4            0.6
                                                ------         --------         ------
     Total revenues......................        973.3          1,000.2          149.5
                                                ------         --------         ------
BENEFITS AND EXPENSES:
Benefits to policyholders................        620.9            640.1          110.0
Interest credited to policyholders'
  account balances.......................          8.8              8.9            1.0
Amortization of deferred policy
  acquisition costs......................         60.4             67.5            9.0
Dividends to policyholders...............        232.9            228.8           22.4
Other operating costs and expenses.......          7.5             10.1            1.6
                                                ------         --------         ------
     Total benefits and expenses.........        930.5            955.4          144.0
                                                ------         --------         ------
Contribution from the Closed Block.......       $ 42.8         $   44.8         $  5.5
                                                ======         ========         ======

     The carrying value of the Closed Block fixed maturity securities at December 31, 2000 and 1999 is net of adjustments for impairment of $12.5 million and $3.0 million, respectively.

     At December 31, 2000 and December 31, 1999, there were $1.4 million and $0.0 million of fixed maturities which have been non-income producing for the twelve months preceding such dates.

     At December 31, 2000 and December 31, 1999, there were problem fixed maturities of $11.8 million and $12.0 million, respectively. At December 31, 2000 and December 31, 1999, there were potential problem fixed maturity securities of $5.9 million and $20.4 million, respectively. There were no fixed maturities which were restructured at December 31, 2000 and 1999.

     The amortized cost and estimated fair value of fixed maturity securities in the Closed Block, by contractual maturity dates, (excluding scheduled sinking funds) as of December 31, 2000 are as follows:

                                                                AMORTIZED    ESTIMATED
                                                                  COST       FAIR VALUE
                                                                ---------    ----------
                                                                    ($ IN MILLIONS)
Due in one year or less.....................................    $   13.7      $   13.7
Due after one year through five years.......................       905.1         912.2
Due after five years through ten years......................     1,483.0       1,486.7
Due after ten years.........................................       679.3         675.8
                                                                --------      --------
     Subtotal...............................................     3,081.1       3,088.4
Mortgage and asset-backed-securities........................       454.7         454.7
                                                                --------      --------
                                                                $3,535.8      $3,543.1
                                                                ========      ========

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Fixed maturity securities that are not due at a single maturity date have been included in the preceding table in the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

     Mortgage loans on real estate in the Closed Block at December 31, 2000 and December 31, 1999 consist of the following:

                                                                AMORTIZED    ESTIMATED
                                                                  COST       FAIR VALUE
                                                                ---------    ----------
                                                                    ($ IN MILLIONS)
Commercial mortgage loans...................................     $529.7        $394.9
Agricultural and other loans................................       51.1          62.4
     Subtotal...............................................      580.8         457.3
Less: valuation allowances..................................       14.8          14.3
                                                                 ------        ------
Mortgage loans, net of valuation allowances.................     $566.0        $443.0
                                                                 ======        ======

     An analysis of the valuation allowances for the year ended December 31, 2000 and 1999 is as follows:

                                                                 2000      1999
                                                                ------    ------
                                                                ($ IN MILLIONS)
Beginning balance...........................................    $14.3     $23.6
Increase (decrease) in allowance............................      0.6       0.4
Reduction due to pay downs and pay offs.....................     (0.1)       --
Transfer to real estate.....................................      0.0      (9.7)
                                                                -----     -----
Balance, December 31........................................    $14.8     $14.3
                                                                =====     =====

     Impaired mortgage loans along with related valuation allowances were as follows as of December 31, 2000 and December 31, 1999:

                                                              ($ IN MILLIONS)
Investment in impaired mortgage loans (before valuation
  allowances):
Loans that have valuation allowances........................  $ 71.9   $108.7
Loans that do not have valuation allowances.................    20.7     20.1
                                                              ------   ------
     Subtotal...............................................    92.6    128.8
Valuation allowances........................................   (16.1)   (25.6)
                                                              ------   ------
Impaired mortgage loans, net of valuation allowances........  $ 76.5   $103.2
                                                              ======   ======

     Impaired mortgage loans that do not have valuation allowances are loans where the net present value of the expected future cash flows related to the loan or the fair value of the collateral equals or exceeds the recorded investment in the loan. Such loans primarily consist of restructured loans or loans on which impairment writedowns were taken prior to the adoption of SFAS No. 114, "Accounting by Creditors for Impairment of a Loan."

     For the year ended December 31, 2000, the Closed Block's average recorded investment in impaired mortgage loans was $89.9 million and the Closed Block recognized $7.9 million of interest income on impaired loans. For the year ended December 31, 1999 the Closed Block's average recorded investment in impaired mortgage loans was approximately $117.4 million and the Closed Block recognized $11.6 million of interest income on impaired loans.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     At December 31, 2000 and December 31, 1999, there were no mortgage loans in the Closed Block which were non-income producing for the twelve months preceding such dates.

     At December 31, 2000 and December 31, 1999, the Closed Block had restructured mortgage loans of $17.0 million and $43.5 million. Interest income of $1.4 million and $5.0 million was recognized on such loans for the year ended December 31, 2000 and 1999, respectively. Gross interest income on these loans that would have been recorded in accordance with the original terms of such loans amounted to approximately $1.9 million and $5.4 million for the respective periods.

21. PRO FORMA INFORMATION (UNAUDITED):

     The unaudited pro forma earnings information reported in the statements of income and comprehensive income give effect to the Transaction as if it occurred January 1, 1998. Accordingly, pro forma earnings reflect the elimination of demutualization expenses, which were assumed to have been fully incurred prior to January 1, 1998, and the elimination of the differential earnings (surplus) tax applicable to mutual life insurance companies. MONY Life is no longer subject to the differential earnings (surplus) tax as a stock life insurance company.

     The unaudited pro forma information is provided for informational purposes only and should not be construed to be indicative of the Company's consolidated results of operations had the Transaction been consummated on the date assumed, and does not in any way represent a projection or forecast of the Company's consolidated results of operations as of any future date or for any future period.

     The pro forma revenues and expenses of the Closed Block for the year ended December 31, 1998, based on certain estimates and assumptions that management believes are reasonable, as if the Closed Block had been established on January 1, 1998, are summarized below ($ in millions):

Premiums....................................................  $  643.9
Net investment income.......................................     373.8
Net realized gains on investments...........................      10.2
Other income................................................       1.9
                                                              --------
  Total revenues............................................   1,029.8
                                                              --------
Benefits to policyholders...................................     665.4
Interest credited to policyholders' account balances........       8.7
Amortization of deferred policy acquisition costs...........      78.8
Dividends to policyholders..................................     214.9
Other operating costs and expenses..........................       9.8
                                                              --------
  Total benefits and expenses...............................     977.6
                                                              --------
       Contribution from the Closed Block...................  $   52.2
                                                              ========

22. EARLY RETIREMENT PROGRAM:

     On June 30, 1999, the Company announced a voluntary early retirement program for approximately 500 eligible employees of which 300 employees elected to participate. The program is part of an overall companywide realignment of staff and resources, which may also include the elimination and/or shifting of certain job functions and the addition of employees with new skill sets. The Company has recorded a one-time restructuring charge of $59.7 million pre-tax in the third quarter of 1999.

                                     PART C
                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS


                                                              PAGE
                                                              ----
(1) With respect to Keynote Series Account ("Keynote")
     Report of Independent Accountants......................  F-1
     Statements of Assets and Liabilities as of December 31,
      2000..................................................  F-2
     Statements of Operations for the year ended December
      31, 2000..............................................  F-3
     Statements of Changes in Net Assets for the year ended
      December 31, 2000 and the year ended December 31,
      1999..................................................  F-4
     Notes to financial statements..........................  F-6
(2) With respect to the Diversified Investors Portfolios
     Economic and Market Review.............................  F-9
     Report of Independent Accountants......................  F-17
     Statement of Assets and Liabilities for the year ended
      December 31, 2000.....................................  F-18
     Statement of Operations for the year ended December 31,
      2000..................................................  F-20
     Statements of Changes in Net Assets for the years ended
      December 31, 2000 and 1999............................  F-22
     Portfolio of Investments for December 31, 2000:
     Money Market Portfolio.................................  F-26
     High Quality Bond Portfolio............................  F-28
     Intermediate Government Bond Portfolio.................  F-31
     Core Bond Portfolio....................................  F-34
     Balanced Portfolio.....................................  F-39
     Equity Income Portfolio................................  F-50
     Growth and Income Portfolio............................  F-55
     Equity Growth Portfolio................................  F-58
     Special Equity Portfolio...............................  F-62
     Aggressive Equity Portfolio............................  F-69
     High Yield Bond Portfolio..............................  F-71
     International Equity Portfolio.........................  F-75
     Notes to Financial Statements..........................  F-81
(3) With respect to MONY Life Insurance Company
     Report of Independent Accountants......................  F-92
     Balance Sheets for the year ended December 31, 2000....  F-93
     Statements of Income and Comprehensive Income for the
      years ended December 31, 2000, 1999 and 1998..........  F-94
     Statements of Changes in Shareholders' Equity for the
      years ended December 31, 2000 and 1999................  F-95
     Statements of Cash Flows for the years ended December
      31, 2000, 1999 and 1998...............................  F-96
     Notes to Financial Statements..........................  F-98


     (b) Exhibits

       Any form of Form N-4 Exhibits (1) and (3) through (7), (9), (13) and (14) previously filed with the Commission as part of the Registrant's N-4 Registration Statement-Registration No. 33-19836 under the Securities Act of 1933 are incorporated herein by reference.

          Exhibit (2) Not applicable.
          Exhibit (8) Not applicable.
          Exhibit(10) Consent of Independent Accountants.
          Exhibit(11) Not applicable.
          Exhibit(12) Not applicable.
          Exhibit(16) Powers of Attorney.

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

1.  TRUSTEES


     TOM H. BARRETT Former Chairman of the Board, President & Chief Executive Officer, The Goodyear Tire & Rubber Company, Akron, Ohio.


     DAVID L. CALL Ronald P. Lynch Dean Emeritus, Cornell University, College of Agriculture and Life Sciences, Ithaca, New York.

     G. ROBERT DURHAM Retired Chairman and Chief Executive Officer, Walter Industries, Inc., Tampa, Florida and Retired Chairman and Chief Executive Officer, Phelps Dodge Corporation.

     JAMES B. FARLEY Retired Chairman and Chief Executive Office, MONY.

     ROBERT HOLLAND, JR. President and Chief Executive Officer, WorkPlace Integrators

     JAMES L. JOHNSON Chairman Emeritus, GTE Corporation, Stamford, Connecticut.


     FREDERICK W. KANNAN Partner, Dewey Ballantine L.L.P, New York, NY.


     ROBERT R. KILEY President and Chief Executive Officer, The New York City Partnership and Chamber of Commerce, Inc., New York, NY.


     JANE C. PFEIFFER Management Consultant, Greenwich, Connecticut.


     THOMAS C. THEOBALD Managing Director, William Blair Capital Partners, L.L.C., Chicago, Illinois, Chicago, Illinois.

2.  OFFICER-DIRECTORS


     MICHAEL I. ROTH, Director, Chairman and Chief Executive Officer, The MONY Group Inc.; Director, Chairman and Chief Executive Officer, MONY; Director, Chairman of the Board, and Chief Executive Officer, MONY Life Insurance Company of America; Director, MONY Benefits Management Corp. and 1740 Advisers, Inc.



     SAMUEL J. FOTI, Director, President and Chief Operating Officer, The MONY Group Inc.; Director, President and Chief Operating Officer, MONY; Director, President and Chief Operating Officer, MONY Life Insurance Company of America; Director, MONY Brokerage, Inc., and Benefits Management Corp., Director and Chairman, MONY International Holdings, Inc., MONY Life Insurance Company of the Americas, Ltd., and MONY Bank & Trust Company of the Americas, Ltd.



     KENNETH M. LEVINE, Director, Executive Vice President and Chief Investment Officer, The MONY Group Inc.; Director, Executive Vice President and Chief Investment Officer, MONY; Director, Chairman, and President, MONY Series Fund, Inc.; Director and Executive Vice President, MONY Life Insurance Company of America; Director, 1740 Advisers, Inc., MONY Benefits Management Corp., MONY Realty Partners, Inc., and 1740 Ventures, Inc.


3.  OTHER OFFICERS


     LEE M. SMITH, Vice President and Secretary, The MONY Group Inc.; Corporate Secretary and Vice President, Government Relations, MONY.



     RICHARD E. CONNORS, Senior Vice President, MONY; Director, MONY Life Insurance Company of America and MONY Brokerage, Inc.



     RICHARD DADDARIO, Executive Vice President and Chief Financial Officer, The MONY Group Inc.; Executive Vice President and Chief Financial Officer, MONY; Vice President, MONY Advisers, Inc.; Director, Vice President and Controller, MONY Life Insurance Company of America, Director, MONY Brokerage, Inc., MONY International Holdings, Inc., MONY Life Insurance Company of the Americas, Ltd., MONY Bank & Trust Company of the Americas, Ltd.

     PHILLIP A. EISENBERG, Senior Vice President and Chief Actuary, MONY; Director, Vice President and Actuary, MONY Life Insurance Company of America; Director, MONY Benefits Management Corp.



     STEPHEN J. HALL, Senior Vice President, MONY; Director, MONY Life Insurance Company of America and MONY Brokerage, Inc.



     DAVID V. WEIGEL, Vice President-Treasurer, The MONY Group Inc.; Vice President -- Treasurer, MONY; Vice President and Treasurer, MONY Realty Partners, Inc., and 1740 Ventures, Inc.; Treasurer, 1740 Advisers, Inc., MONY Life Insurance Company of America, MONY Series Fund, Inc., MONY Brokerage, Inc., and MONY Benefits Management Corp.


     For more than the past five years, the principal occupation of each of the officers listed above has been an officer of MONY.

     The business address for all officers and officer-directors of the Company is 1740 Broadway, New York, New York 10019.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

     No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of the Depositor.

     The following is a diagram showing all corporations directly or indirectly controlled or under common control with Depositor, showing the state or other sovereign power under the laws of which each is organized and the percentage ownership of voting securities giving rise to the control relationship. (See diagram on following page.) Omitted from the diagram are subsidiaries of MONY that, considered in the aggregate, would not constitute a "significant subsidiary" of MONY (as that term is defined in Rule 8b-2 under Section 8 of the Investment Company Act of 1940).

ITEM 27.  NUMBER OF CONTRACTHOLDERS/PARTICIPANTS


     As of March 31, 2001, there were 225 Contractholders.

                             [ORGANIZATIONAL CHART]

ITEM 28.  INDEMNIFICATION

     The By-Laws of The Mutual Life Insurance Company of New York provide, in
Article XVI, as follows:

          Each person (and the heirs, executors and administrators of such person) made or threatened to be made a party to any action, civil or criminal, by reason of being or having been a trustee, officer, or employee of the corporation (or by reason of serving any other organization at the request of the corporation) shall be indemnified to the extent permitted by the law of the State of New York and in the manner prescribed therein. To this end, and as authorized by Chapter 513, 1986 Laws of New York, the Board of Trustees may adopt all resolutions, authorize all agreements and take all actions with respect to the indemnification of trustees and officers, and the advance payment of their expenses in connection therewith.

     Insofar as indemnification for liability arising under the Securities Act of 1933 ("1933 Act") may be permitted to directors, officers and controlling persons, if any, of the Registrant pursuant to the above paragraph, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person, if any, of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will (unless in the opinion of its counsel the matter has been settled by controlling precedent) submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 29.  PRINCIPAL UNDERWRITERS

     (a) MONY Securities Corp. ("MSC") is the principal underwriter of the Registrant. The names, titles and principal business addresses of the officers and directors of MSC are as stated on Forms U-4 of Form BD (File No. 8-15289) as declared effective November 23, 1969, as amended, the text of which is herein incorporated by reference. Diversified Investment Advisors, Inc., formerly owned by MONY is now of an indirect, wholly-owned subsidiary of AEGON USA, Inc. MONY continues to act as investment adviser and administrator to each series of Diversified Investors Portfolios. With respect to each series of Diversified Investors Portfolios, Diversified contracted for certain investment advisory services with a subadviser.

     (b) The names, titles and principal business addresses of the officers of MSC are listed on Schedule A of Form BD for MSC (Registration No. 8-15289) (originally filed on behalf of MONY Sales, Inc. on November 23, 1969) and Form U-4 filed by each individual officer, the text of which is hereby incorporated by reference.

     (c) Refer to Prospectus pages 8 and 13, "Charges" and Part B, Statement of Additional Information, page 3, "Sale of Contracts/Principal Underwriter" for information regarding compensation.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

     Accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are primarily maintained by MONY Life Insurance Company, in whole or in part, at its principal offices at 1740 Broadway, New York, New York 10019; and at its Operations Center at 1 MONY Plaza, Syracuse, New York 13202.

ITEM 31.  MANAGEMENT SERVICES

     Not applicable.

ITEM 32.  UNDERTAKINGS

     (a) Registrant hereby undertakes to file post-effective amendments to the Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the group variable annuity contract may be accepted;

     (b) Registrant hereby undertakes to include either (1) as part of any application to purchase a Contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

     (c) Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

     (d) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

     (e) Registrant hereby represents that the fees and charges deducted under the Contracts in the aggregate, are reasonable in relation to the services rendered; the expenses expected to be incurred and the risks assumed by the insurance company.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements for effectiveness of this Post Effective Amendment to the Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 20 to its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of New York, State of New York, on the 30th day of April, 2001.


                                      KEYNOTE SERIES ACCOUNT
                                          (Registrant)

                                      By:       /s/  KENNETH M. LEVINE
                                         ---------------------------------------
                                                    Kenneth M. Levine

                                      MONY LIFE INSURANCE COMPANY
                                              (Depositor)

                                      By:        /s/  MICHAEL I. ROTH
                                         ---------------------------------------
                                                     Michael I. Roth
                                             Director, Chairman of the Board
                                               and Chief Executive Officer


     Pursuant to the requirement of the Securities Act of 1933 this Post-Effective Amendment No. 20 to its Registration Statement has been signed below by the following persons in the capacities and on the date indicated.



                 SIGNATURES                                     TITLE                        DATE
                 ----------                                     -----                        ----
            /s/  MICHAEL I. ROTH                 Director, Chairman of the Board and    April 30, 2001
---------------------------------------------    Chief Executive Officer
              (Michael I. Roth)

             /s/  SAMUEL J. FOTI                 Director, President and Chief          April 30, 2001
---------------------------------------------    Operating Officer
              (Samuel J. Foti)

           /s/  KENNETH M. LEVINE                Director, Executive Vice President     April 30, 2001
---------------------------------------------    and Chief Investment Officer
             (Kenneth M. Levine)

            /s/  RICHARD DADDARIO                Executive Vice President and Chief     April 30, 2001
---------------------------------------------    Financial Officer
             (Richard Daddario)

          /s/  PHILLIP A. EISENBERG              Senior Vice President and Chief        April 30, 2001
---------------------------------------------    Actuary
           (Phillip A. Eisenberg)

            */s/  TOM H. BARRETT                 Director                               April 30, 2001
---------------------------------------------
              (Tom H. Barrett)

             */s/  DAVID L. CALL                 Director                               April 30, 2001
---------------------------------------------
               (David L. Call)

           */s/  G. ROBERT DURHAM                Director                               April 30, 2001
---------------------------------------------
             (G. Robert Durham)

                 SIGNATURES                                     TITLE                        DATE
                 ----------                                     -----                        ----

          */s/  ROBERT HOLLAND, JR.              Director                               April 30, 2001
---------------------------------------------
            (Robert Holland, Jr.)

           */s/  JAMES L. JOHNSON                Director                               April 30, 2001
---------------------------------------------
             (James L. Johnson)

           */s/  JANE C. PFEIFFER                Director                               April 30, 2001
---------------------------------------------
             (Jane C. Pfeiffer)

          */s/  THOMAS C. THEOBALD               Director                               April 30, 2001
---------------------------------------------
            (Thomas C. Theobald)

                                   SIGNATURES


     Diversified Investors Portfolios has duly caused this Post Effective Amendment No. 20 to the Registration Statement on Form N-4 of Keynote Series Account to be signed on its behalf by the undersigned thereunto duly authorized, in the County of Westchester, State of New York, on the 30th day of April, 2001.


                                          DIVERSIFIED INVESTORS PORTFOLIOS

                                          /s/  TOM A. SCHLOSSBERG
                                          --------------------------------------
                                                    Tom A. Schlossberg
                                           Trustee, President, Chief Executive
                                            Officer and Chairman of the Board
                                              of Trustees of the Portfolios


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 20 to its Registration Statement has been signed below by the following persons in the capacities indicated on the 30th day of April, 2001.



                     SIGNATURES                                   TITLE                  DATE
                     ----------                                   -----                  ----
                   /s/  TOM A. SCHLOSSBERG               Trustee, President,          April 30, 2001
-----------------------------------------------------    Chief Executive Officer
                 Tom A. Schlossberg                      and Chairman of the
                                                         Board of Trustees of
                                                         the Portfolios

                      */s/  NEAL M. JEWELL               Trustee of the               April 30, 2001
-----------------------------------------------------    Portfolios
                   Neal M. Jewell

                  */s/  EUGENE M. MANNELLA               Trustee of the               April 30, 2001
-----------------------------------------------------    Portfolios
                 Eugene M. Mannella

                   */s/  PATRICIA L. SAWYER              Trustee of the               April 30, 2001
-----------------------------------------------------    Portfolios
                 Patricia L. Sawyer

          *By          /s/  ROBERT F. COLBY                                           April 30, 2001
-----------------------------------------------------
                   Robert F. Colby
                  Attorney-in-Fact

                                 EXHIBIT INDEX

 EXHIBIT NO.                            DESCRIPTION                                   PAGE
 -----------                            -----------                                   ----
       99.(10)  Consent of Independent Accountants
       99.(15)  Powers of Attorney